UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts    02199-8197

(Address of principal executive offices)    (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2017

Portfolio Review	1
Portfolio of Investments	21
Financial Statements	39
Notes to Financial Statements	51
Shareholder Supplement	enclosed
(previously posted to the Funds’ website)

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The period began with significant underperformance by growth stocks in the small-cap segment of the market; factors such as beta (risk/reward potential) also drove early performance trends. These trends shifted during the period as growth and value performed in line with each other and company fundamentals became more influenced by returns.

For the one-year period ended September 30, 2017, most domestic equity markets posted strong returns. Small-cap stocks outperformed their mid-cap and large-cap counterparts.

Almost all sectors in the Russell 2000® Growth Index posted positive returns, with the exception of energy. The biotechnology industry was an area of strength, up almost 34% during the time period.

The divergence in performance between the best and worst-performing sectors was at historic levels; the best sector was up over 50%, while the worst-performing sector was down over 20%.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 24.24% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 20.98%.

Explanation of Fund Performance

Stock selection in the information technology and consumer discretionary sectors primarily accounted for the Fund’s outperformance. An overweight position in the energy sector and stock selection in the telecommunication services and healthcare sectors detracted from relative performance.

On an individual basis, Grand Canyon Education and MKS Instruments were the top contributors to performance. For-profit higher education provider Grand Canyon Education was the top contributor. The company continued to steadily gain share in the education market, offering both a traditional campus and online programs. Enrollment growth in both the campus and online programs has been very strong and continued to accelerate. MKS Instruments is a semiconductor equipment company. The overall environment for semiconductor activity has been very healthy, and the company has

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continued to hold a dominant market position. The company reported record revenues because of their presence within some of the strongest segments of the market and greater-than-expected growth from a recent acquisition.

Another top contributor to performance was fiber laser company IPG Photonics. The company reported growth across multiple products, end markets and geographies as high power fiber lasers have increasingly replaced legacy cutting and welding techniques.

The three largest detractors from performance were Amplify Snack Brands, Evolent Health and Benefitfocus.

Amplify reported disappointing results at the end of 2016. An acquisition distracted management’s attention from its core brand, and the company was therefore not able to execute as well as expected. Sales volumes were weaker than anticipated based on the level of promotional activity. Given the fundamental concerns, the stock was sold from the Fund.

Health care technology company Evolent Health’s shares came under pressure shortly after the 2016 presidential election, amid concerns about the potential impact from the repeal and replacement of the Affordable Care Act. The stock fell sufficiently to trigger our stop-loss risk management criteria and was sold from the Fund.

Benefitfocus, a provider of cloud-based healthcare benefit management solutions, reported solid results but gave disappointing guidance due to a weaker-than-expected private-exchange market. A longer sales process for larger clients also weighed on the company’s outlook. The stock triggered our stop-loss criteria and was sold from the Fund.

Outlook

Small-cap earnings growth has been challenged in 2017, significantly lagging the earnings growth of large-cap stocks. If the improvement in global economic indicators continues to be sustainable, we could see an acceleration of earnings across the board, including in small-caps. Domestically, this could be further accentuated with a lowering of the corporate tax rate. While forecasting global economic conditions and predicting legislative changes are not our daily focus, we believe these factors would provide a favorable backdrop for the strategy.

Our daily focus is the discovery and analysis of secular growth companies that could develop into large and high-quality businesses that create wealth for shareholders. We believe these types of companies are likely to reward investors, particularly in an environment where global growth is steadily improving. Steady global growth allows excess liquidity to drain from the system, which should favor higher-quality companies that have better access to capital. This environment also tends to lead to lower stock correlations, supporting active managers that can use their experience and resources to identify potential winners. As always, we remain focused on underlying business fundamentals and investing in secular growth companies.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

Top Ten Holdings as of September 30, 2017

Security name		% of net assets
1	Medidata Solutions, Inc.	1.53%
2	Bright Horizons Family Solutions, Inc.	1.52%
3	Grand Canyon Education, Inc.	1.49%
4	MKS Instruments, Inc.	1.44%
5	HealthEquity, Inc.	1.42%
6	2U, Inc.	1.41%
7	SiteOne Landscape Supply, Inc.	1.38%
8	Insulet Corp.	1.38%
9	Guidewire Software, Inc.	1.37%
10	RingCentral, Inc., Class A	1.36%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20172

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	24.24%	13.77%	8.70%	—%	0.95%	0.95%

Retail Class (Inception 12/31/96)	23.93	13.47	8.41	—	1.20	1.20

Class N (Inception 2/1/13)	24.38	—	—	13.65	0.83	0.83

Comparative Performance
Russell 2000® Growth Index[1]	20.98	14.28	8.47	13.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Equity markets finished the 12 months on a strong note, completing a remarkable period of broad-based gains. The year was characterized by a sharp rotation between small-caps and large-caps and growth and value stocks, as well as a wide performance variation among sectors.

For the period, small-cap stocks outperformed large-cap stocks, and small-cap value stocks closely matched the performance of small-cap growth stocks.

Immediately following the US elections, performance among sectors and asset classes varied substantially. Variation was driven by investor perceptions of which sectors would or would not benefit from improved economic growth, higher interest rates, infrastructure spending, lower regulation, and tax reform.

While initial equity performance favored small-caps and value stocks, market leadership shifted toward large-caps and growth stocks as the year went on. The shift reflected a lack of improvement in economic data and revised expectations about the timing and scope of policy change and reform.

Performance Review

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 19.68% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 20.55%.

Explanation of Fund Performance

Among contributors to overall return, performance of the consumer discretionary stocks held by the Fund was notably positive, followed by strong stock selection in the materials sector. The Fund’s overweight in the industrials sector added to its gains.

The top three contributors to performance were Marriott Vacations Worldwide, Littelfuse and AdvanSix.

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Marriott Vacations Worldwide, a developer of timeshare ownership properties operating under the Ritz-Carlton and Marriott brand names, continued to report strong quarterly results. Expectations for further consolidation within the timeshare industry led to solid gains in the stock.

Littelfuse manufactures and sells fuses and other circuit protection devices for use in virtually every market that uses electrical energy, ranging from consumer electronics to automobiles, commercial vehicles and industrial equipment. Greater use of electronics in vehicles and the proliferation of mobile battery-powered devices continued to drive demand for circuit protection. The company exceeded earnings forecasts during the year and announced an accretive acquisition.

AdvanSix, spun out of Honeywell in September 2016, is a leading manufacturer of Nylon 6, a synthetic polymer used for engineered plastics, films, fibers, and filaments. These products are used in carpeting, automobile components, clothing, industrial packaging, and electrical components. The combination of anticipated improvements in market conditions after 2017, continuing post-spinoff efficiency gains and product mix improvements helped the stock meaningfully outperform the small-cap market since the Fund purchased it.

Among detractors from overall return, stock selection lagged in the information technology, real estate, industrials and energy sectors. Also, an underweight versus our benchmark in the financial sector detracted from our performance. Cash reserves were quite low throughout the year, but nevertheless underperformed strong equity returns.

The leading individual detractors were Synchronoss Technologies, Inc., QEP Resources, Inc. and Genesco Inc. Synchronoss Technologies, a provider of hosted storage, software and services to the telecommunications industry, suffered a sharp decline during the period. The company pre-announced a first quarter earnings shortfall in late April, as well as the sudden departure of the new CEO and CFO, both of whom had served in their roles for only a few months. Our investment thesis was clearly broken, and we promptly eliminated the holding despite a material decline in the stock price.

QEP Resources, an independent exploration and production company, declined on lower energy commodity prices and a shortfall in oil production volume. The company continued to shift production from gas to oil in anticipation of helping the stock get a higher valuation. We maintained our position due to the management team, the under-appreciated asset base, and the potential monetization of certain assets.

Genesco is a mall-based retailer of footwear and headwear, operating the Journeys, Johnston & Murphy, Schuh and Lids retail brands. While retail in general has been weak, fashion trends have improved for the Journeys store concept (specialty teen). Other brands, such as Lids (headwear), had weak traffic due to soft hat sales. The stock continued to trade at a deeply discounted valuation, and we are maintaining our current position.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Outlook

Our focus will remain on small-cap companies where the stock’s current price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise. We believe these types of opportunities are available in all market environments. As always, our investments tend to be misunderstood, overlooked, or in the midst of a “special situation” that has created an investment opportunity. We look for trustworthy and capable management teams with interests aligned with shareholders and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Identifying unique, company-specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook is key to our investment process.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20173

Top Ten Holdings as of September 30, 2017

Security name		% of net assets
1	Littelfuse, Inc.	1.86%
2	Employers Holdings, Inc.	1.35%
3	ALLETE, Inc.	1.28%
4	Wintrust Financial Corp.	1.24%
5	Viad Corp.	1.19%
6	Churchill Downs, Inc.	1.13%
7	Euronet Worldwide, Inc.	1.12%
8	AdvanSix, Inc.	1.07%
9	Liberty Ventures, Series A	1.06%
10	Cathay General Bancorp	1.06%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20173

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	19.68%	14.28%	8.38%	—%	0.99%	0.96%

Retail Class (Inception 12/31/96)	19.38	13.99	8.11	—	1.24	1.21

Admin Class (Inception 1/2/98)	19.10	13.71	7.84	—	1.48	1.45

Class N (Inception 2/1/13)	19.78	—	—	12.86	0.89	0.89

Comparative Performance
Russell 2000® Value Index[1]	20.55	13.27	7.14	11.89
Russell 2000® Index[2]	20.74	13.79	7.85	12.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

For the one-year period ended September 30, 2017, most domestic equity markets posted strong returns. Small-cap stocks outperformed their mid-cap and large-cap counterparts.

Growth stocks outperformed value stocks in the Small/Mid-cap segment of the market.

Almost all sectors in the Russell 2500TM Growth Index posted positive returns, with the exception of energy and consumer staples. The biotechnology industry was an area of strength, up almost 24% during the time period.

The divergence in performance between the best and worst-performing sectors was at historic levels; the best sector was up almost 38%, while the worst-performing sector was down over 30%.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned 26.74% at net asset value. The Fund outperformed its benchmark, the Russell 2500TM Growth Index, which returned 20.07%.

Explanation of Fund Performance

Relative performance was driven by stock selection, with particular strength in the consumer discretionary and information technology sectors.

Among individual stocks, the top contributors to the Fund’s performance were Grand Canyon Education, Align Technology and Coherent.

For-profit higher education provider Grand Canyon Education was the top contributor. The company continued to steadily gain share in the education market, offering both a traditional campus and online programs. Enrollment growth in both the campus and online programs has been very strong and continued to accelerate.

Align Technology designs, markets and manufactures the Invisalign orthodontic system. The company continued to gain market share steadily in an underpenetrated market. Sales volumes have accelerated in the teen market, which is the least penetrated market. International volumes have also been positive.

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Coherent is a laser company whose products are used in the OLED (organic light-emitting diode) manufacturing process, which creates digital displays in devices such as phones, televisions, tablets, and computer monitors. The company reported strong quarterly results during the period and made upward revisions to guidance.

Our overweight position to the energy sector detracted from relative performance. Among individual stocks, Dexcom, Acuity Brands and SPS Commerce were the largest detractors from performance for the 12-month period.

Dexcom declined during the year after the FDA approved a competitor’s glucose monitoring system, creating uncertainty for the company’s competitive landscape.

Acuity Brands, a leading lighting manufacturer and distributor, reported a weak fiscal first quarter. The poor performance came as a result of a slowdown in spending on small projects leading up to the US presidential election.

SPS Commerce, a provider of electronic data interchange and analytics software to retailers and their suppliers, lowered guidance due to two primary factors: an upgrade cycle pushing out deployments of software and a reorganization in its sales group. The negative reaction in the stock triggered our stop-loss risk management criteria, and the position was sold from the portfolio.

Outlook

Small-cap earnings growth has been challenged in 2017, significantly lagging the earnings growth of large-cap stocks. If the improvement in global economic indicators continues to be sustainable, we could see an acceleration of earnings across the board, including in small-caps. Domestically, this could be further accentuated with a lowering of the corporate tax rate. While forecasting global economic conditions and predicting legislative changes are not our daily focus, we believe these factors would provide a favorable backdrop for the strategy.

Our daily focus is the discovery and analysis of secular growth companies that could develop into large and high-quality businesses that create wealth for shareholders. We believe these types of companies are likely to reward investors, particularly in an environment where global growth is steadily improving. Steady global growth allows excess liquidity to drain from the system, which should favor higher-quality companies that have better access to capital. This environment also tends to lead to lower stock correlations, supporting active managers that can use their experience and resources to identify potential winners. As always, we remain focused on underlying business fundamentals and investing in secular growth companies.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Hypothetical Growth of $1,000,000 investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2017

Top Ten Holdings as of September 30, 2017

Security name		% of net assets
1	XPO Logistics, Inc.	1.78%
2	Grand Canyon Education, Inc.	1.73
3	Align Technology, Inc.	1.72
4	HubSpot, Inc.	1.71
5	Bright Horizons Family Solutions, Inc.	1.66
6	ICON PLC	1.64
7	Guidewire Software, Inc.	1.60
8	CoStar Group, Inc.	1.58
9	WellCare Health Plans, Inc.	1.58
10	Trimble, Inc.	1.57

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20172

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	26.74%	9.75%	1.75%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	20.07	7.85

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500TM Growth Index measures the performance of the small-to-mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,123.10	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Retail Class
Actual	$1,000.00	$1,121.70	$6.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

Class N
Actual	$1,000.00	$1,123.80	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*   Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,063.50	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,062.30	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,061.10	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,064.00	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,145.10	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal

|  16

performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance, as applicable, stated as percentile rankings within categories selected by the

17  |

independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles Small Cap Growth Fund	89%	64%
Loomis Sayles Small Cap Value Fund	16%	20%
Loomis Sayles Small/Mid Cap Growth Fund	39%	N/A

In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they

|  18

considered the amounts waived or reimbursed by the Adviser for certain Funds that had current expenses above their caps. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each Fund’s management fee and overall net expense ratio was below the median fee for a peer group of funds and that each Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

19  |

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2018.

|  20

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.4% of Net Assets

	Aerospace & Defense – 3.3%
224,226	Hexcel Corp.	$12,875,057
211,563	KLX, Inc.(a)	11,198,029
299,395	Mercury Systems, Inc.(a)	15,532,613

		39,605,699

	Auto Components – 3.1%
150,405	Dorman Products, Inc.(a)	10,772,006
220,724	Fox Factory Holding Corp.(a)	9,513,204
144,006	Gentherm, Inc.(a)	5,349,823
105,276	LCI Industries	12,196,225

		37,831,258

	Banks – 3.8%
220,724	Chemical Financial Corp.	11,535,036
200,113	Pinnacle Financial Partners, Inc.	13,397,565
298,048	Renasant Corp.	12,786,259
110,597	UMB Financial Corp.	8,238,371

		45,957,231

	Beverages – 0.3%
69,002	MGP Ingredients, Inc.	4,183,591

	Biotechnology – 4.2%
105,142	Advanced Accelerator Applications S.A., ADR(a)	7,109,702
115,514	Agios Pharmaceuticals, Inc.(a)	7,710,560
354,223	Genomic Health, Inc.(a)	11,367,016
608,355	Ironwood Pharmaceuticals, Inc.(a)	9,593,758
540,037	Lexicon Pharmaceuticals, Inc.(a)	6,637,055
133,566	Prothena Corp. PLC(a)	8,651,070

		51,069,161

	Building Products – 3.0%
237,361	Apogee Enterprises, Inc.	11,455,042
124,607	Patrick Industries, Inc.(a)	10,479,449
165,088	Trex Co., Inc.(a)	14,869,476

		36,803,967

	Capital Markets – 2.0%
308,690	Financial Engines, Inc.	10,726,977
75,909	MarketAxess Holdings, Inc.	14,005,970

		24,732,947

	Chemicals – 0.9%
166,772	Ingevity Corp.(a)	10,418,247

	Commercial Services & Supplies – 1.1%
235,609	Healthcare Services Group, Inc.	12,715,818

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 2.2%
233,319	Granite Construction, Inc.	$13,520,836
450,945	Primoris Services Corp.	13,266,802

		26,787,638

	Consumer Finance – 0.9%
214,190	Green Dot Corp., Class A(a)	10,619,540

	Distributors – 0.9%
104,266	Pool Corp.	11,278,453

	Diversified Consumer Services – 3.0%
213,113	Bright Horizons Family Solutions, Inc.(a)	18,372,472
198,833	Grand Canyon Education, Inc.(a)	18,058,013

		36,430,485

	Diversified Telecommunication Services – 2.1%
292,458	Cogent Communications Holdings, Inc.	14,301,196
1,019,494	ORBCOMM, Inc.(a)	10,674,102

		24,975,298

	Electrical Equipment – 1.0%
262,417	Generac Holdings, Inc.(a)	12,052,813

	Electronic Equipment, Instruments & Components – 0.9%
277,707	II-VI, Inc.(a)	11,427,643

	Energy Equipment & Services – 1.1%
152,291	Dril-Quip, Inc.(a)	6,723,647
419,423	Forum Energy Technologies, Inc.(a)	6,668,826

		13,392,473

	Health Care Equipment & Supplies – 7.3%
456,738	AtriCure, Inc.(a)	10,217,229
123,732	Inogen, Inc.(a)	11,766,913
303,167	Insulet Corp.(a)	16,698,438
337,047	Merit Medical Systems, Inc.(a)	14,273,941
137,270	Neogen Corp.(a)	10,632,934
116,727	Penumbra, Inc.(a)	10,540,448
539,451	Wright Medical Group NV(a)	13,955,598

		88,085,501

	Health Care Providers & Services – 4.9%
310,913	AMN Healthcare Services, Inc.(a)	14,208,724
340,145	HealthEquity, Inc.(a)	17,204,534
429,594	Teladoc, Inc.(a)	14,241,041
349,845	Tivity Health, Inc.(a)	14,273,676

		59,927,975

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Technology – 1.5%
237,832	Medidata Solutions, Inc.(a)	$18,565,166

	Hotels, Restaurants & Leisure – 2.2%
536,487	Planet Fitness, Inc., Class A	14,474,419
363,046	Wingstop, Inc.	12,071,280

		26,545,699

	Household Durables – 1.8%
239,449	Installed Building Products, Inc.(a)	15,516,295
76,785	iRobot Corp.(a)	5,917,052

		21,433,347

	Insurance – 0.8%
223,620	Kinsale Capital Group, Inc.	9,653,675

	Internet Software & Services – 8.3%
305,727	2U, Inc.(a)	17,132,941
284,240	Envestnet, Inc.(a)	14,496,240
156,424	Five9, Inc.(a)	3,738,534
125,820	LogMeIn, Inc.	13,846,491
385,610	Mimecast Ltd.(a)	10,959,036
382,714	Q2 Holdings, Inc.(a)	15,940,038
758,424	Quotient Technology, Inc.(a)	11,869,335
165,829	Wix.com Ltd.(a)	11,914,814

		99,897,429

	IT Services – 4.5%
251,303	Blackhawk Network Holdings, Inc.(a)	11,007,071
169,534	Euronet Worldwide, Inc.(a)	16,070,128
314,213	InterXion Holding NV(a)	16,002,868
323,374	WNS Holdings Ltd., ADR(a)	11,803,151

		54,883,218

	Life Sciences Tools & Services – 2.0%
347,891	Accelerate Diagnostics, Inc.(a)	7,810,153
209,880	PRA Health Sciences, Inc.(a)	15,986,560

		23,796,713

	Machinery – 4.0%
204,424	Albany International Corp., Class A	11,733,938
174,046	Astec Industries, Inc.	9,748,316
144,949	Proto Labs, Inc.(a)	11,639,405
124,944	RBC Bearings, Inc.(a)	15,636,741

		48,758,400

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Multiline Retail – 1.2%
302,291	Ollie’s Bargain Outlet Holdings, Inc.(a)	$14,026,302

	Oil, Gas & Consumable Fuels – 0.6%
148,451	PDC Energy, Inc.(a)	7,278,553

	Pharmaceuticals – 3.0%
300,675	Aclaris Therapeutics, Inc.(a)	7,760,422
152,425	Aerie Pharmaceuticals, Inc.(a)	7,407,855
278,178	Dermira, Inc.(a)	7,510,806
353,819	Supernus Pharmaceuticals, Inc.(a)	14,152,760

		36,831,843

	Professional Services – 1.3%
251,208	WageWorks, Inc.(a)	15,248,326

	Semiconductors & Semiconductor Equipment – 4.7%
184,621	MKS Instruments, Inc.	17,437,454
130,333	Monolithic Power Systems, Inc.	13,886,981
285,048	Semtech Corp.(a)	10,703,552
182,196	Silicon Laboratories, Inc.(a)	14,557,460

		56,585,447

	Software – 9.0%
148,384	Blackbaud, Inc.	13,028,115
515,809	Callidus Software, Inc.(a)	12,714,692
198,025	CommVault Systems, Inc.(a)	12,039,920
213,719	Guidewire Software, Inc.(a)	16,640,161
172,969	HubSpot, Inc.(a)	14,538,044
276,360	RealPage, Inc.(a)	11,026,764
393,760	RingCentral, Inc., Class A(a)	16,439,480
65,671	Ultimate Software Group, Inc. (The)(a)	12,451,222

		108,878,398

	Textiles, Apparel & Luxury Goods – 1.7%
158,257	Columbia Sportswear Co.	9,745,466
253,526	Steven Madden Ltd.(a)	10,977,676

		20,723,142

	Thrifts & Mortgage Finance – 1.0%
302,157	Essent Group Ltd.(a)	12,237,359

	Trading Companies & Distributors – 2.8%
141,648	Beacon Roofing Supply, Inc.(a)	7,259,460
446,230	BMC Stock Holdings, Inc.(a)	9,527,011
287,541	SiteOne Landscape Supply, Inc.(a)	16,706,132

		33,492,603

	Total Common Stocks (Identified Cost $842,542,400)	1,167,131,358

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 3.5%
$42,636,661	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $42,637,869 on 10/02/2017 collateralized by $41,625,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $43,491,049 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $42,636,661)	$42,636,661

	Total Investments – 99.9% (Identified Cost $885,179,061)	1,209,768,019
	Other assets less liabilities—0.1%	1,230,784

	Net Assets – 100.0%	$1,210,998,803

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2017

Software	9.0%
Internet Software & Services	8.3
Health Care Equipment & Supplies	7.3
Health Care Providers & Services	4.9
Semiconductors & Semiconductor Equipment	4.7
IT Services	4.5
Biotechnology	4.2
Machinery	4.0
Banks	3.8
Aerospace & Defense	3.3
Auto Components	3.1
Pharmaceuticals	3.0
Building Products	3.0
Diversified Consumer Services	3.0
Trading Companies & Distributors	2.8
Construction & Engineering	2.2
Hotels, Restaurants & Leisure	2.2
Diversified Telecommunication Services	2.1
Capital Markets	2.0
Life Sciences Tools & Services	2.0
Other Investments, less than 2% each	17.0
Short-Term Investments	3.5

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 99.2% of Net Assets

	Aerospace & Defense – 1.9%
265,079	Aerojet Rocketdyne Holdings, Inc.(a)	$9,280,416
192,699	BWX Technologies, Inc.	10,794,998

		20,075,414

	Auto Components – 3.3%
121,341	Adient PLC	10,191,431
136,200	Cooper Tire & Rubber Co.	5,093,880
102,382	Fox Factory Holding Corp.(a)	4,412,664
339,163	Horizon Global Corp.(a)	5,982,835
89,035	LCI Industries	10,314,705

		35,995,515

	Banks – 17.3%
291,869	BancorpSouth, Inc.	9,354,401
122,778	Bank of the Ozarks, Inc.	5,899,483
235,206	Bryn Mawr Bank Corp.	10,302,023
93,559	Carolina Financial Corp.	3,356,897
285,690	Cathay General Bancorp	11,484,738
331,025	CenterState Bank Corp.	8,871,470
189,785	Chemical Financial Corp.	9,918,164
428,530	CVB Financial Corp.	10,357,570
340,783	First Financial Bancorp	8,911,475
150,066	First Financial Bankshares, Inc.	6,782,983
325,784	Home BancShares, Inc.	8,216,273
128,635	IBERIABANK Corp.	10,567,365
145,331	LegacyTexas Financial Group, Inc.	5,801,614
199,619	PacWest Bancorp	10,082,756
124,735	Pinnacle Financial Partners, Inc.	8,351,008
269,947	Popular, Inc.	9,701,895
156,062	Prosperity Bancshares, Inc.	10,257,955
53,627	Signature Bank(a)	6,866,401
114,716	Texas Capital Bancshares, Inc.(a)	9,842,633
289,256	Triumph Bancorp, Inc.(a)	9,328,506
171,079	Wintrust Financial Corp.	13,397,197

		187,652,807

	Beverages – 0.6%
439,837	Cott Corp.	6,601,953

	Building Products – 1.6%
87,946	Apogee Enterprises, Inc.	4,244,274
133,662	Armstrong World Industries, Inc.(a)	6,850,177
86,005	Masonite International Corp.(a)	5,951,546

		17,045,997

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Capital Markets – 1.4%
233,795	Donnelley Financial Solutions, Inc.(a)	$5,040,620
179,068	Stifel Financial Corp.	9,572,975

		14,613,595

	Chemicals – 3.3%
292,262	AdvanSix, Inc.(a)	11,617,415
59,157	Ashland Global Holdings, Inc.	3,868,276
103,845	Cabot Corp.	5,794,551
118,904	Ingevity Corp.(a)	7,427,933
105,863	Minerals Technologies, Inc.	7,479,221

		36,187,396

	Commercial Services & Supplies – 3.8%
94,019	Clean Harbors, Inc.(a)	5,330,877
238,526	KAR Auction Services, Inc.	11,387,231
218,513	Kimball International, Inc.	4,320,002
135,679	Knoll, Inc.	2,713,580
284,953	LSC Communications, Inc.	4,704,574
211,762	Viad Corp.	12,896,306

		41,352,570

	Communications Equipment – 1.3%
174,957	ARRIS International PLC(a)	4,984,525
343,605	Digi International, Inc.(a)	3,642,213
600,447	Viavi Solutions, Inc.(a)	5,680,229

		14,306,967

	Construction & Engineering – 0.6%
99,805	MYR Group, Inc.(a)	2,908,318
85,960	Quanta Services, Inc.(a)	3,212,325

		6,120,643

	Construction Materials – 0.6%
84,574	U.S. Concrete, Inc.(a)	6,452,996

	Consumer Finance – 0.6%
219,421	PRA Group, Inc.(a)	6,286,412

	Distributors – 0.6%
196,034	Core-Mark Holding Co., Inc.	6,300,533

	Diversified Consumer Services – 1.2%
190,517	Adtalem Global Education, Inc.	6,830,035
525,781	Houghton Mifflin Harcourt Co.(a)	6,335,661

		13,165,696

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Financial Services – 0.5%
310,245	FNFV Group(a)	$5,320,702

	Electric Utilities – 1.3%
180,009	ALLETE, Inc.	13,912,896

	Electrical Equipment – 0.6%
265,485	TPI Composites, Inc.(a)	5,930,935

	Electronic Equipment, Instruments & Components – 5.2%
107,123	Belden, Inc.	8,626,615
190,865	II-VI, Inc.(a)	7,854,095
83,204	Kimball Electronics, Inc.(a)	1,801,366
102,732	Littelfuse, Inc.	20,123,144
133,698	Methode Electronics, Inc.	5,662,110
58,638	Rogers Corp.(a)	7,815,273
218,026	Vishay Intertechnology, Inc.	4,098,889

		55,981,492

	Energy Equipment & Services – 2.9%
317,535	C&J Energy Services, Inc.(a)	9,516,524
240,094	Natural Gas Services Group, Inc.(a)	6,818,670
326,184	RPC, Inc.	8,086,101
240,166	U.S. Silica Holdings, Inc.	7,461,958

		31,883,253

	Food & Staples Retailing – 0.5%
214,629	SpartanNash Co.	5,659,767

	Food Products – 2.0%
318,092	Darling Ingredients, Inc.(a)	5,572,972
20,566	J&J Snack Foods Corp.	2,700,316
102,238	Post Holdings, Inc.(a)	9,024,548
523,103	SunOpta, Inc.(a)	4,550,996

		21,848,832

	Health Care Equipment & Supplies – 1.6%
182,748	Halyard Health, Inc.(a)	8,229,142
265,328	Varex Imaging Corp.(a)	8,978,700

		17,207,842

	Health Care Providers & Services – 0.4%
82,392	AMN Healthcare Services, Inc.(a)	3,765,314

	Hotels, Restaurants & Leisure – 3.4%
593,376	Caesars Entertainment Corp.(a)	7,921,570
278,250	Carrols Restaurant Group, Inc.(a)	3,032,925
59,259	Churchill Downs, Inc.	12,219,206
19,562	Cracker Barrel Old Country Store, Inc.	2,965,990
89,176	Marriott Vacations Worldwide Corp.	11,105,087

		37,244,778

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 0.7%
77,742	Helen of Troy Ltd.(a)	$7,533,200

	Household Products – 0.4%
295,958	HRG Group, Inc.(a)	4,619,904

	Industrial Conglomerates – 0.7%
226,336	Raven Industries, Inc.	7,333,286

	Insurance – 3.9%
125,076	Atlas Financial Holdings, Inc.(a)	2,363,936
320,846	Employers Holdings, Inc.	14,582,451
131,997	First American Financial Corp.	6,595,890
154,995	ProAssurance Corp.	8,470,477
71,516	Reinsurance Group of America, Inc., Class A	9,978,627

		41,991,381

	Internet & Direct Marketing Retail – 2.1%
310,985	1-800-Flowers.com, Inc., Class A(a)	3,063,202
81,135	HSN, Inc.	3,168,322
101,668	Liberty Expedia Holdings, Inc., Series A(a)	5,399,588
199,899	Liberty Ventures, Series A(a)	11,504,187

		23,135,299

	Internet Software & Services – 1.2%
176,033	CommerceHub, Inc., Series C(a)	3,758,304
81,415	IAC/InterActiveCorp(a)	9,572,776

		13,331,080

	IT Services – 4.0%
113,291	Booz Allen Hamilton Holding Corp.	4,235,950
405,978	Conduent, Inc.(a)	6,361,675
107,076	CSG Systems International, Inc.	4,293,748
154,758	DST Systems, Inc.	8,493,119
128,121	Euronet Worldwide, Inc.(a)	12,144,590
72,208	WEX, Inc.(a)	8,103,182

		43,632,264

	Leisure Products – 0.4%
245,671	Nautilus, Inc.(a)	4,151,840

	Life Sciences Tools & Services – 0.6%
209,906	VWR Corp.(a)	6,949,988

	Machinery – 5.8%
55,852	Alamo Group, Inc.	5,996,829
155,875	Albany International Corp., Class A	8,947,225
65,445	Altra Industrial Motion Corp.	3,147,904
216,095	Columbus McKinnon Corp.	8,183,518

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Machinery – continued
106,764	EnPro Industries, Inc.	$8,597,705
93,199	John Bean Technologies Corp.	9,422,419
68,513	RBC Bearings, Inc.(a)	8,574,402
90,290	Standex International Corp.	9,588,798

		62,458,800

	Marine – 0.4%
68,699	Kirby Corp.(a)	4,530,699

	Media – 1.9%
341,869	E.W. Scripps Co. (The), Class A(a)	6,533,117
151,253	Emerald Expositions Events, Inc.	3,515,120
250,932	Gray Television, Inc.(a)	3,939,632
118,098	John Wiley & Sons, Inc., Class A	6,318,243

		20,306,112

	Metals & Mining – 0.5%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d)	—
135,487	Haynes International, Inc.	4,865,338

		4,865,338

	Multi-Utilities – 0.9%
163,333	NorthWestern Corp.	9,300,181

	Oil, Gas & Consumable Fuels – 2.2%
93,551	Arch Coal, Inc., Class A	6,711,349
294,996	Gulfport Energy Corp.(a)	4,230,242
415,097	QEP Resources, Inc.(a)	3,557,381
1,009,422	SRC Energy, Inc.(a)	9,761,111

		24,260,083

	Pharmaceuticals – 1.2%
188,243	Catalent, Inc.(a)	7,514,660
103,420	Prestige Brands Holdings, Inc.(a)	5,180,308

		12,694,968

	Professional Services – 1.8%
100,932	Insperity, Inc.	8,882,016
271,493	Korn/Ferry International	10,704,969

		19,586,985

	REITs – Apartments – 0.6%
156,503	American Campus Communities, Inc.	6,909,607

	REITs – Health Care – 0.3%
168,558	Sabra Healthcare REIT, Inc.	3,698,163

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Hotels – 0.4%
233,372	Hersha Hospitality Trust	$4,357,055

	REITs – Mortgage – 0.6%
549,511	iStar, Inc.(a)	6,484,230

	REITs – Office Property – 0.4%
123,588	JBG SMITH Properties(a)	4,227,945

	REITs – Shopping Centers – 1.0%
588,668	Retail Opportunity Investments Corp.	11,190,579

	REITs – Single Tenant – 0.5%
133,635	National Retail Properties, Inc.	5,567,234

	REITs – Storage – 0.8%
351,530	CubeSmart	9,125,719

	REITs – Warehouse/Industrials – 1.3%
133,931	CyrusOne, Inc.	7,892,554
203,425	Rexford Industrial Realty, Inc.	5,822,023

		13,714,577

	Road & Rail – 1.6%
100,199	Genesee & Wyoming, Inc., Class A(a)	7,415,728
90,418	Old Dominion Freight Line, Inc.	9,955,926

		17,371,654

	Semiconductors & Semiconductor Equipment – 2.5%
25,360	Advanced Energy Industries, Inc.(a)	2,048,074
182,785	Mellanox Technologies Ltd.(a)	8,618,313
132,532	Semtech Corp.(a)	4,976,576
307,376	Teradyne, Inc.	11,462,051

		27,105,014

	Software – 1.0%
282,408	TiVo Corp.	5,605,799
132,554	Verint Systems, Inc.(a)	5,547,385

		11,153,184

	Specialty Retail – 1.5%
191,305	Camping World Holdings, Inc., Class A	7,793,766
135,400	Genesco, Inc.(a)	3,601,640
220,129	Sally Beauty Holdings, Inc.(a)	4,310,126

		15,705,532

	Technology Hardware, Storage & Peripherals – 0.3%
172,209	Cray, Inc.(a)	3,349,465

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – 1.2%
102,361	Federal Agricultural Mortgage Corp., Class C	$7,445,739
207,155	OceanFirst Financial Corp.	5,694,691

		13,140,430

	Total Common Stocks (Identified Cost $702,063,383)	1,074,696,101

Closed-End Investment Companies – 0.3%
259,234	Hercules Capital, Inc. (Identified Cost $3,522,560)	3,344,118

Principal Amount

Short-Term Investments – 1.1%
$11,351,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $11,351,614 on 10/02/2017 collateralized by $11,575,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $11,582,061 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,351,292)	11,351,292

	Total Investments – 100.6% (Identified Cost $716,937,235)	1,089,391,511
	Other assets less liabilities – (0.6)%	(6,061,997)

	Net Assets – 100.0%	$1,083,329,514

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $0 or 0.0% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0. At September 30, 2017, the value of this security amounted to $0 or 0.0% of net assets.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2017

Banks	17.3%
Machinery	5.8
Electronic Equipment, Instruments & Components	5.2
IT Services	4.0
Insurance	3.9
Commercial Services & Supplies	3.8
Hotels, Restaurants & Leisure	3.4
Chemicals	3.3
Auto Components	3.3
Energy Equipment & Services	2.9
Semiconductors & Semiconductor Equipment	2.5
Oil, Gas & Consumable Fuels	2.2
Internet & Direct Marketing Retail	2.1
Food Products	2.0
Other Investments, less than 2% each	37.8
Short-Term Investments	1.1

Total Investments	100.6
Other assets less liabilities	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.1% of Net Assets

	Aerospace & Defense – 4.2%
2,530	HEICO Corp.	$227,219
3,216	Hexcel Corp.	184,663
3,930	Mercury Systems, Inc.(a)	203,888

		615,770

	Air Freight & Logistics – 1.8%
3,832	XPO Logistics, Inc.(a)	259,733

	Auto Components – 1.2%
1,489	LCI Industries	172,501

	Banks – 4.5%
4,000	Columbia Banking System, Inc.	168,440
1,202	First Republic Bank	125,561
6,681	Home BancShares, Inc.	168,495
3,612	Western Alliance Bancorp(a)	191,725

		654,221

	Biotechnology – 3.1%
10,192	Ironwood Pharmaceuticals, Inc.(a)	160,728
2,458	Neurocrine Biosciences, Inc.(a)	150,626
2,089	Prothena Corp. PLC(a)	135,305

		446,659

	Building Products – 1.2%
1,832	American Woodmark Corp.(a)	176,330

	Capital Markets – 6.3%
1,956	CBOE Holdings, Inc.	210,524
1,033	MarketAxess Holdings, Inc.	190,599
1,504	MSCI, Inc.	175,817
3,553	SEI Investments Co.	216,946
2,258	Stifel Financial Corp.	120,713

		914,599

	Commercial Services & Supplies – 3.5%
3,411	Healthcare Services Group, Inc.	184,092
3,660	KAR Auction Services, Inc.	174,728
4,703	Ritchie Bros. Auctioneers, Inc.	148,709

		507,529

	Consumer Finance – 0.6%
8,268	SLM Corp.(a)	94,834

	Diversified Consumer Services – 3.4%
2,806	Bright Horizons Family Solutions, Inc.(a)	241,905
2,783	Grand Canyon Education, Inc.(a)	252,752

		494,657

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Telecommunication Services – 1.5%
4,482	Cogent Communications Holdings, Inc.	$219,170

	Electrical Equipment – 1.3%
4,002	Generac Holdings, Inc.(a)	183,812

	Electronic Equipment, Instruments & Components – 5.1%
526	Coherent, Inc.(a)	123,699
4,903	National Instruments Corp.	206,760
1,372	Rogers Corp.(a)	182,860
5,853	Trimble, Inc.(a)	229,730

		743,049

	Energy Equipment & Services – 1.1%
2,034	Dril-Quip, Inc.(a)	89,801
2,965	Oil States International, Inc.(a)	75,163

		164,964

	Food Products – 0.8%
4,083	Blue Buffalo Pet Products, Inc.(a)	115,753

	Health Care Equipment & Supplies – 8.9%
665	ABIOMED, Inc.(a)	112,119
1,345	Align Technology, Inc.(a)	250,533
1,351	Cantel Medical Corp.	127,224
5,119	Merit Medical Systems, Inc.(a)	216,789
1,583	Penumbra, Inc.(a)	142,945
1,377	STERIS PLC	121,727
1,384	West Pharmaceutical Services, Inc.	133,224
7,823	Wright Medical Group NV(a)	202,381

		1,306,942

	Health Care Providers & Services – 3.1%
4,327	HealthEquity, Inc.(a)	218,860
1,341	WellCare Health Plans, Inc.(a)	230,303

		449,163

	Health Care Technology – 2.3%
4,132	Cotiviti Holdings, Inc.(a)	148,670
3,286	Veeva Systems, Inc., Class A(a)	185,363

		334,033

	Hotels, Restaurants & Leisure – 3.1%
8,467	Planet Fitness, Inc., Class A	228,440
996	Vail Resorts, Inc.	227,207

		455,647

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Internet Software & Services – 3.5%
860	CoStar Group, Inc.(a)	$230,695
4,914	GTT Communications, Inc.(a)	155,528
1,774	j2 Global, Inc.	131,063

		517,286

	IT Services – 4.1%
3,236	Black Knight Financial Services, Inc., Class A(a)	139,310
1,905	Broadridge Financial Solutions, Inc.	153,962
1,283	EPAM Systems, Inc.(a)	112,814
1,553	Gartner, Inc.(a)	193,209

		599,295

	Leisure Products – 1.2%
3,040	Brunswick Corp.	170,149

	Life Sciences Tools & Services – 1.6%
2,103	ICON PLC(a)	239,490

	Machinery – 7.6%
4,061	Altra Industrial Motion Corp.	195,334
7,770	Gardner Denver Holdings, Inc.(a)	213,831
1,164	John Bean Technologies Corp.	117,680
1,287	Middleby Corp. (The)(a)	164,955
3,707	Sun Hydraulics Corp.	200,178
1,427	WABCO Holdings, Inc.(a)	211,196

		1,103,174

	Media – 1.5%
5,104	Live Nation Entertainment, Inc.(a)	222,279

	Oil, Gas & Consumable Fuels – 1.7%
1,473	Diamondback Energy, Inc.(a)	144,295
3,963	Parsley Energy, Inc., Class A(a)	104,385

		248,680

	Professional Services – 1.4%
4,221	TransUnion(a)	199,484

	Real Estate Management & Development – 1.1%
2,522	First Service Corp.	165,973

	Semiconductors & Semiconductor Equipment – 2.8%
2,552	Advanced Energy Industries, Inc.(a)	206,099
2,472	Silicon Laboratories, Inc.(a)	197,513

		403,612

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 10.0%
2,146	Blackbaud, Inc.	$188,419
7,976	Callidus Software, Inc.(a)	196,609
3,005	Guidewire Software, Inc.(a)	233,969
2,967	HubSpot, Inc.(a)	249,376
2,594	Paylocity Holding Corp.(a)	126,639
3,193	PTC, Inc.(a)	179,702
2,674	Talend S.A., ADR(a)	109,474
894	Ultimate Software Group, Inc. (The)(a)	169,502

		1,453,690

	Specialty Retail – 1.8%
3,928	Camping World Holdings, Inc., Class A	160,027
2,750	Floor & Decor Holdings, Inc., Class A(a)	107,057

		267,084

	Textiles, Apparel & Luxury Goods – 0.7%
1,697	Columbia Sportswear Co.	104,501

	Trading Companies & Distributors – 1.1%
7,556	BMC Stock Holdings, Inc.(a)	161,321

	Total Common Stocks (Identified Cost $10,749,363)	14,165,384

Principal Amount

Short-Term Investments – 4.7%
$689,253	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340%, to be repurchased at $689,273 on 10/02/2017 collateralized by $700,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $705,048 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $689,253)	689,253

	Total Investments – 101.8% (Identified Cost $11,438,616)	14,854,637
	Other assets less liabilities—(1.8)%	(262,448)

	Net Assets – 100.0%	$14,592,189

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
SLM	Sallie Mae

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2017

Software	10.0%
Health Care Equipment & Supplies	8.9
Machinery	7.6
Capital Markets	6.3
Electronic Equipment, Instruments & Components	5.1
Banks	4.5
Aerospace & Defense	4.2
IT Services	4.1
Internet Software & Services	3.5
Commercial Services & Supplies	3.5
Diversified Consumer Services	3.4
Hotels, Restaurants & Leisure	3.1
Health Care Providers & Services	3.1
Biotechnology	3.1
Semiconductors & Semiconductor Equipment	2.8
Health Care Technology	2.3
Other Investments, less than 2% each	21.6
Short-Term Investments	4.7

Total Investments	101.8
Other assets less liabilities	(1.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Statements of Assets and Liabilities

September 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$885,179,061	$716,937,235	$11,438,616
Net unrealized appreciation	324,588,958	372,454,276	3,416,021

Investments at value	1,209,768,019	1,089,391,511	14,854,637
Cash	—	19,862	—
Receivable for Fund shares sold	1,478,518	5,043,749	—
Receivable for securities sold	14,640,497	1,246,016	81,790
Dividends and interest receivable	156,519	824,502	2,768
Prepaid expenses (Note 7)	1,359	1,400	12

TOTAL ASSETS	1,226,044,912	1,096,527,040	14,939,207

LIABILITIES
Payable for securities purchased	13,101,448	2,318,437	286,441
Payable for Fund shares redeemed	929,250	9,910,349	—
Management fees payable (Note 5)	722,480	616,421	1,125
Deferred Trustees’ fees (Note 5)	147,266	210,306	15,885
Administrative fees payable (Note 5)	43,069	38,568	500
Payable to distributor (Note 5d)	14,918	13,143	5
Other accounts payable and accrued expenses	87,678	90,302	43,062

TOTAL LIABILITIES	15,046,109	13,197,526	347,018

NET ASSETS	$1,210,998,803	$1,083,329,514	$14,592,189

NET ASSETS CONSIST OF:
Paid-in capital	$761,488,895	$604,710,592	$11,650,100
Accumulated net investment loss/Distributions in excess of net investment income	(5,263,019)	(210,306)	(61,727)
Accumulated net realized gain (loss) on investments	130,183,969	106,374,952	(412,205)
Net unrealized appreciation on investments	324,588,958	372,454,276	3,416,021

NET ASSETS	$1,210,998,803	$1,083,329,514	$14,592,189

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$824,103,365	$665,228,647	$14,592,189

Shares of beneficial interest	30,112,909	17,800,747	1,185,482

Net asset value, offering and redemption price per share	$27.37	$37.37	$12.31

Retail Class:
Net assets	$107,387,452	$251,405,361	$—

Shares of beneficial interest	4,206,162	6,825,664	—

Net asset value, offering and redemption price per share	$25.53	$36.83	$—

Admin Class shares:
Net assets	$—	$30,533,300	$—

Shares of beneficial interest	—	858,205	—

Net asset value, offering and redemption price per share	$—	$35.58	$—

Class N shares:
Net assets	$279,507,986	$136,162,206	$—

Shares of beneficial interest	10,164,413	3,640,096	—

Net asset value, offering and redemption price per share	$27.50	$37.41	$—

See accompanying notes to financial statements.

39  |

Statements of Operations

For the Year Ended September 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,963,053	$13,859,637	$108,118
Interest	81,334	44,009	824
Less net foreign taxes withheld	—	(41,104)	(649)

	5,044,387	13,862,542	108,293

Expenses
Management fees (Note 5)	8,403,095	8,194,663	94,144
Service and distribution fees (Note 5)	268,701	847,827	—
Administrative fees (Note 5)	499,964	487,649	5,601
Trustees’ fees and expenses (Note 5)	58,837	65,114	17,436
Transfer agent fees and expenses (Notes 5 and 6)	1,130,392	1,007,283	1,685
Audit and tax services fees	39,804	40,683	39,801
Custodian fees and expenses	39,323	34,928	5,556
Legal fees	24,646	24,720	274
Registration fees	53,535	86,248	22,669
Shareholder reporting expenses	54,386	78,674	2,067
Miscellaneous expenses (Note 7)	44,026	44,792	7,573

Total expenses	10,616,709	10,912,581	196,806
Less waiver and/or expense reimbursement (Note 5)	—	(296,015)	(90,110)

Net expenses	10,616,709	10,616,566	106,696

Net investment income (loss)	(5,572,322)	3,245,976	1,597

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	135,932,255	115,058,075	678,497
Net change in unrealized appreciation (depreciation) on:
Investments	112,076,460	73,375,443	2,355,415

Net realized and unrealized gain on investments	248,008,715	188,433,518	3,033,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$242,436,393	$191,679,494	$3,035,509

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income (loss)	$(5,572,322)	$(4,723,031)	$3,245,976	$4,590,712
Net realized gain (loss) on investments	135,932,255	(7,969,145)	115,058,075	95,614,322
Net change in unrealized appreciation (depreciation) on investments	112,076,460	88,312,376	73,375,443	60,726,807

Net increase in net assets resulting from operations	242,436,393	75,620,200	191,679,494	160,931,841

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(2,669,796)	(4,437,216)
Retail Class	—	—	(383,151)	(1,004,613)
Admin Class	—	—	—	(29,796)
Class N	—	—	(394,109)	(305,471)
Net realized capital gains
Institutional Class	—	(60,491,317)	(52,752,875)	(64,722,294)
Retail Class	—	(11,886,045)	(20,871,880)	(27,186,960)
Admin Class	—	—	(3,598,566)	(4,490,438)
Class N	—	(13,284,984)	(6,619,873)	(3,940,507)

Total distributions	—	(85,662,346)	(87,290,250)	(106,117,295)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(159,223,554)	11,449,327	(55,801,811)	(76,857,263)

Net increase (decrease) in net assets	83,212,839	1,407,181	48,587,433	(22,042,717)
NET ASSETS
Beginning of the year	1,127,785,964	1,126,378,783	1,034,742,081	1,056,784,798

End of the year	$1,210,998,803	$1,127,785,964	$1,083,329,514	$1,034,742,081

ACCUMULATED NET INVESTMENT LOSS/UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(5,263,019)	$(3,237,689)	$(210,306)	$1,498,395

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income (loss)	$1,597	$(23,360)
Net realized gain (loss) on investments	678,497	(943,201)
Net change in unrealized appreciation (depreciation) on investments	2,355,415	1,835,053

Net increase in net assets resulting from operations	3,035,509	868,492

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(22,881)	—

Total distributions	(22,881)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(394,862)	1,863,761

Net increase in net assets	2,617,766	2,732,253
NET ASSETS
Beginning of the year	11,974,423	9,242,170

End of the year	$14,592,189	$11,974,423

ACCUMULATED NET INVESTMENT LOSS/DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(61,727)	$(18,730)

See accompanying notes to financial statements.

|  42

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$22.03	$22.22	$24.27	$26.35		$19.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.09)	(0.14)	(0.16	)(b)	(0.15	)(c)
Net realized and unrealized gain (loss)	5.46	1.59	1.63	(0.09)		7.33

Total from Investment Operations	5.34	1.50	1.49	(0.25)		7.18

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	—	(1.69)	(3.54)	(1.83)		—

Total Distributions	—	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$27.37	$22.03	$22.22	$24.27		$26.35

Total return	24.24%	6.92%	5.78%	(1.31	)%(b)	37.45	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$824,103	$812,383	$800,883	$852,131		$914,000
Net expenses	0.95%	0.95%	0.94%	0.94%		0.94%
Gross expenses	0.95%	0.95%	0.94%	0.94%		0.94%
Net investment loss	(0.49)%	(0.41)%	(0.57)%	(0.63	)%(b)	(0.70	)%(c)
Portfolio turnover rate	45%	56%	78%	63%		56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.

See accompanying notes to financial statements.

43  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$20.61	$20.93	$23.10	$25.23		$18.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.13)	(0.19)	(0.22	)(b)	(0.20	)(c)
Net realized and unrealized gain (loss)	5.08	1.50	1.56	(0.08)		7.02

Total from Investment Operations	4.92	1.37	1.37	(0.30)		6.82

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	—	(1.69)	(3.54)	(1.83)		—

Total Distributions	—	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$25.53	$20.61	$20.93	$23.10		$25.23

Total return	23.93%	6.61%	5.58%	(1.58	)%(b)	37.05	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$107,387	$118,670	$162,906	$175,393		$211,724
Net expenses	1.20%	1.20%	1.19%	1.21%		1.25	%(d)
Gross expenses	1.20%	1.20%	1.19%	1.21%		1.25	%(d)
Net investment loss	(0.73)%	(0.66)%	(0.82)%	(0.90	)%(b)	(0.99	)%(c)
Portfolio turnover rate	45%	56%	78%	63%		56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$22.11	$22.27	$24.29	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.06)	(0.12)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	5.48	1.59	1.64	(0.10)		6.25

Total from Investment Operations	5.39	1.53	1.52	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	—	(1.69)	(3.54)	(1.83)		—

Total Distributions	—	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$27.50	$22.11	$22.27	$24.29		$26.36

Total return	24.38%	7.05%	5.92%	(1.27	)%(b)	30.37	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$279,508	$196,733	$162,591	$15,080		$7,580
Net expenses	0.82%	0.83%	0.83%	0.83%		0.83	%(d)
Gross expenses	0.82%	0.83%	0.83%	0.83%		0.83	%(d)
Net investment loss	(0.39)%	(0.29)%	(0.51)%	(0.53	)%(b)	(0.63	)%(d)
Portfolio turnover rate	45%	56%	78%	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$33.78	$32.19	$36.40	$37.42	$29.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.17	0.27	0.20	0.20
Net realized and unrealized gain (loss)	6.36	4.82	0.49	2.18	8.41

Total from Investment Operations	6.49	4.99	0.76	2.38	8.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.22)	(0.22)	(0.10)	(0.30)
Net realized capital gains	(2.76)	(3.18)	(4.75)	(3.30)	(0.03)

Total Distributions	(2.90)	(3.40)	(4.97)	(3.40)	(0.33)

Net asset value, end of the period	$37.37	$33.78	$32.19	$36.40	$37.42

Total return(b)	19.68%	16.75%	1.20%	6.17%	29.82%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$665,229	$654,501	$666,107	$730,901	$733,512
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.93%	0.93%	0.92%	0.91%	0.91%
Net investment income	0.37%	0.52%	0.75%	0.53%	0.61%
Portfolio turnover rate	25%	22%	22%	23%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$33.33	$31.78	$35.98	$37.03	$28.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.08	0.18	0.10	0.12
Net realized and unrealized gain (loss)	6.27	4.77	0.48	2.16	8.32

Total from Investment Operations	6.31	4.85	0.66	2.26	8.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.12)	(0.11)	(0.01)	(0.22)
Net realized capital gains	(2.76)	(3.18)	(4.75)	(3.30)	(0.03)

Total Distributions	(2.81)	(3.30)	(4.86)	(3.31)	(0.25)

Net asset value, end of the period	$36.83	$33.33	$31.78	$35.98	$37.03

Total return(b)	19.38%	16.47%	0.94%	5.90%	29.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$251,405	$267,936	$306,360	$358,698	$403,475
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.18%	1.17%	1.20%	1.22%
Net investment income	0.12%	0.27%	0.50%	0.28%	0.37%
Portfolio turnover rate	25%	22%	22%	23%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$32.31	$30.88		$35.06		$36.24	$28.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	0.01		0.09		0.01	0.04
Net realized and unrealized gain (loss)	6.07	4.62		0.48		2.11	8.15

Total from Investment Operations	6.03	4.63		0.57		2.12	8.19

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)		(0.00	)(b)	—	(0.14)
Net realized capital gains	(2.76)	(3.18)		(4.75)		(3.30)	(0.03)

Total Distributions	(2.76)	(3.20)		(4.75)		(3.30)	(0.17)

Net asset value, end of the period	$35.58	$32.31		$30.88		$35.06	$36.24

Total return(c)	19.10%	16.19%		0.71%		5.63%	29.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,533	$43,973		$45,762		$61,791	$74,892
Net expenses(d)	1.40%	1.39	%(e)	1.38	%(f)	1.40%	1.40%
Gross expenses	1.43%	1.42	%(e)	1.40	%(f)	1.51%	1.52%
Net investment income (loss)	(0.11)%	0.03%		0.28%		0.02%	0.11%
Portfolio turnover rate	25%	22%		22%		23%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$33.81	$32.22	$36.44		$37.44		$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.19	0.27		0.23		0.06
Net realized and unrealized gain (loss)	6.37	4.83	0.50		2.18		5.30

Total from Investment Operations	6.52	5.02	0.77		2.41		5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	(0.25)	(0.24)		(0.11)		—
Net realized capital gains	(2.76)	(3.18)	(4.75)		(3.30)		—

Total Distributions	(2.92)	(3.43)	(4.99)		(3.41)		—

Net asset value, end of the period	$37.41	$33.81	$32.22		$36.44		$37.44

Total return	19.78%	16.84%	1.25%		6.25	%(b)	16.71	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$136,162	$68,332	$38,555		$2,568		$1
Net expenses	0.83%	0.83%	0.83	%(d)	0.85	%(e)	0.85	%(e)(f)
Gross expenses	0.83%	0.83%	0.83	%(d)	0.89%		14.45	%(f)
Net investment income	0.44%	0.61%	0.76%		0.60%		0.27	%(f)
Portfolio turnover rate	25%	22%	22%		23%		22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund— Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$9.73	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00 (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	2.60	0.70	(0.94)

Total from Investment Operations	2.60	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	—

Total Distributions	(0.02)	—	—

Net asset value, end of the period	$12.31	$9.73	$9.05

Total return(c)	26.74%	7.51%	(9.50	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,592	$11,974	$9,242
Net expenses(e)	0.85%	0.85%	0.85	%(f)
Gross expenses	1.57%	1.75%	2.65	%(f)
Net investment income (loss)	0.01%	(0.22)%	(0.53	)%(f)
Portfolio turnover rate	49%	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  50

Notes to Financial Statements

September 30, 2017

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund and Small Cap Value Fund continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

51  |

Notes to Financial Statements – continued

September 30, 2017

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock

|  52

Notes to Financial Statements – continued

September 30, 2017

Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

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Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments

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are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distributions in excess of income and/or capital gain, distribution re-designations, and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$85,662,346	$85,662,346
Small Cap Value Fund	3,961,114	83,329,136	87,290,250	7,118,205	98,999,090	106,117,295
Small/Mid Cap Growth Fund	22,881	—	22,881	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed long-term capital gains	$129,613,161	$107,585,778	$—

Capital loss carryforward:
Short-term:
No expiration date	—	—	(407,754)

Late-year ordinary and post-October capital loss deferrals*	(5,115,753)	(1,516,032)	(45,842)

Unrealized appreciation	325,159,766	372,759,482	3,411,570

Total accumulated earnings	$449,657,174	$478,829,228	$2,957,974

Capital loss carryforward utilized in the current year	$6,873,084	$—	$693,519

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses. Small Cap Value Fund is deferring capital losses.

As of September 30, 2017, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$884,608,253	$716,632,029	$11,443,067

Gross tax appreciation	$335,810,831	$394,382,186	$3,515,114
Gross tax depreciation	(10,651,065)	(21,622,704)	(103,544)

Net tax appreciation	$325,159,766	$372,759,482	$3,411,570

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded

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the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity

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for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,167,131,358	$—	$—	$1,167,131,358
Short-Term Investments	—	42,636,661	—	42,636,661

Total	$1,167,131,358	$42,636,661	$—	$1,209,768,019

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,074,696,101	$—	$—	$1,074,696,101
Closed-End Investment Companies	3,344,118	—	—	3,344,118
Short-Term Investments	—	11,351,292	—	11,351,292

Total	$1,078,040,219	$11,351,292	$—	$1,089,391,511

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$14,165,384	$—	$—	$14,165,384
Short-Term Investments	—	689,253	—	689,253

Total	$14,165,384	$689,253	$—	$14,854,637

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities. For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$489,086,012	$661,629,571
Small Cap Value Fund	266,759,428	398,398,176
Small/Mid Cap Growth Fund	5,975,263	6,485,030

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended September 30, 2017, the management fees for each Fund were as follows:

	Gross Management	Contractual Waivers of Management	Net Management	Percentage of Average Daily Net Assets
Fund	Fees	Fees[1]	Fees	Gross	Net
Small Cap Growth Fund	$8,403,095	$—	$8,403,095	0.75%	0.75%
Small Cap Value Fund	8,194,663	—	8,194,663	0.75%	0.75%
Small/Mid Cap Growth Fund	94,144	90,110	4,034	0.75%	0.03%

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$205,968	$79,867	$10,180	$—	$296,015

1 Waivers/expense reimbursements are subject to possible recovery until September 30, 2018.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by

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Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$268,701	$—
Small Cap Value Fund	89,594	668,639	89,594

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$499,964
Small Cap Value Fund	487,649
Small/Mid Cap Growth Fund	5,601

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the

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intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,104,880
Small Cap Value Fund	966,928
Small/Mid Cap Growth Fund	298

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$14,918
Small Cap Value Fund	13,143
Small/Mid Cap Growth Fund	5

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.   Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the

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annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2017, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”), and Natixis held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Natixis	Total Affiliated Ownership
Small Cap Growth Fund	0.63%	1.47%	—	2.10%
Small Cap Value Fund	1.13%	2.80%	—	3.93%
Small/Mid Cap Growth	—	15.21%	68.21%	83.42%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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For the year ended September 30, 2017, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$994,456	$134,729	$—	$1,207
Small Cap Value Fund	699,831	270,516	36,332	604
Small/Mid Cap Growth Fund	1,685	—	—	—

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2017, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$41,991
Small Cap Value Fund	44,378
Small/Mid Cap Growth Fund	457

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the

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Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Growth Fund	2	32.46%	—	32.46%
Small Cap Value Fund	2	19.88%	—	19.88%
Small/Mid Cap Growth	—	—	83.42%	83.42%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,034,738	$97,151,691	7,447,055	$155,701,856
Issued in connection with the reinvestment of distributions	—	—	2,716,857	58,412,420
Redeemed	(10,793,297)	(256,866,078)	(9,612,542)	(201,629,117)
Subscription in-kind (Note 11)	—	—	277,161	5,698,438

Net change	(6,758,559)	$(159,714,387)	828,531	$18,183,597

Retail Class
Issued from the sale of shares	692,134	$15,704,343	935,456	$18,282,313
Issued in connection with the reinvestment of distributions	—	—	588,964	11,867,620
Redeemed	(2,244,929)	(49,573,803)	(3,547,121)	(71,211,754)

Net change	(1,552,795)	$(33,869,460)	(2,022,701)	$(41,061,821)

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Notes to Financial Statements – continued

September 30, 2017

10.  Capital Shares – continued.

	Small Cap Growth Fund – continued
	Year Ended September 30, 2017		Year Ended September 30, 2016
Class N	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,855,688	$94,799,081	3,494,879	$74,656,476
Issued in connection with the reinvestment of distributions	—	—	616,186	13,284,984
Redeemed	(2,588,567)	(60,438,788)	(2,515,389)	(53,613,909)

Net change	1,267,121	$34,360,293	1,595,676	$34,327,551

Increase (decrease) from capital share transactions	(7,044,233)	$(159,223,554)	401,506	$11,449,327

	Small Cap Value Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,564,958	$126,242,963	3,109,829	$98,123,134
Issued in connection with the reinvestment of distributions	1,505,162	53,252,622	2,210,358	66,708,596
Redeemed	(6,645,676)	(233,677,752)	(5,042,901)	(158,011,519)
Redeemed in-kind (Note 11)	—	—	(1,595,784)	(52,325,759)

Net change	(1,575,556)	$(54,182,167)	(1,318,498)	$(45,505,548)

Retail Class
Issued from the sale of shares	616,632	$21,554,720	609,197	$18,890,158
Issued in connection with the reinvestment of distributions	607,283	21,218,469	943,438	28,142,755
Redeemed	(2,437,522)	(85,099,728)	(3,153,621)	(100,205,101)

Net change	(1,213,607)	$(42,326,539)	(1,600,986)	$(53,172,188)

Admin Class
Issued from the sale of shares	220,759	$7,434,300	341,303	$10,091,067
Issued in connection with the reinvestment of distributions	80,992	2,738,330	111,997	3,244,570
Redeemed	(804,540)	(27,089,959)	(574,173)	(17,370,719)

Net change	(502,789)	$(16,917,329)	(120,873)	$(4,035,082)

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Notes to Financial Statements – continued

September 30, 2017

10.  Capital Shares – continued.

	Small Cap Value Fund – continued
	Year Ended September 30, 2017		Year Ended September 30, 2016
Class N	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,948,540	$69,188,229	945,571	$29,754,154
Issued in connection with the reinvestment of distributions	198,135	7,013,982	140,642	4,245,978
Redeemed	(527,853)	(18,577,987)	(261,689)	(8,144,577)

Net change	1,618,822	$57,624,224	824,524	$25,855,555

Increase (decrease) from capital share transactions	(1,673,130)	$(55,801,811)	(2,215,833)	$(76,857,263)

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	183,187	$1,981,855	214,933	$1,914,485
Issued in connection with the reinvestment of distributions	2,259	22,881	—	—
Redeemed	(230,300)	(2,399,598)	(5,401)	(50,724)

Net change	(44,854)	$(394,862)	209,532	$1,863,761

Increase (decrease) from capital share transactions	(44,854)	$(394,862)	209,532	$1,863,761

11.  Redemption/Subscription In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. A Fund may also receive securities in lieu of cash as payment for Fund shares. For the year ended September 30, 2016, Small Cap Growth Fund participated in a subscription in-kind transaction and Small Cap Value Fund participated in a redemption in-kind transaction. There were no subscription in-kind or redemption in-kind transactions for the Funds during the year ended September 30, 2017.

12.  Subsequent Event. On November 17, 2017, the Board of Trustees of Loomis Sayles Funds I approved the re-opening of the Loomis Sayles Small Cap Value Fund to new investors. Effective November 27, 2017, the Fund offers Institutional Class, Retail Class, Admin Class and Class N shares to new and existing investors.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth, each a series of Loomis Sayles Funds II, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%
Small/Mid Cap Growth	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Small Cap Value	$83,329,136

Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value
Small/Mid Cap Growth

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P. Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P. Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P. Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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LOOMIS FUNDS

Supplement dated June 30, 2017 to the Loomis Funds Summary Prospectuses, dated February 1, 2017, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Retail Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Retail Class Shares

Retail Class shares of the Fund are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

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•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $1,000,000 and a minimum subsequent investment of $50,000, except there is no minimum initial or subsequent investment for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Registered Investment Advisers investing on behalf of their clients and certain wrap fee programs may aggregate investments of multiple clients to satisfy the $1,000,000 minimum initial investment amount.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

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This page not part of shareholder report

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Class N Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for certain retirement plans and funds of funds that are distributed by NGAM Distribution, L.P. There is no subsequent investment minimum for these shares. In its sole discretion, NGAM Distribution, L.P. may waive the investment minimum requirement for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N.

LOOMIS SAYLES BOND FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

Admin Class Shares

Admin Class shares of the Fund are intended primarily for certain retirement plans held in an omnibus fashion and are not available for purchase by individual investors. There are no initial or subsequent investment minimums for these shares.

Loomis Sayles Bond Fund	Loomis Sayles Institutional High Income Fund
Loomis Sayles Core Disciplined Alpha Bond Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Fixed Income Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small/Mid Cap Growth Fund

Effective July 1, 2017, the first sentence in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following information shows the investment minimum for various types of accounts:

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Effective July 1, 2017, the following is added to the section “Purchase and Sale of Fund Shares” in each Fund’s Summary:

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

Effective July 1, 2017, the last paragraph in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is amended and restated as follows:

The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the prospectus for details.

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Loomis Sayles Core Disciplined Alpha Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2017

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	61
Notes to Financial Statements	74
Shareholder Supplements	enclosed
(previously posted to the Funds’ website)

LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

Manager	Symbol
Lynne Royer	Institutional Class	LSABX

Investment Objective

The Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) consistently over time while maintaining a risk profile similar to that of the Index.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates in December, March and June; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive returns and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries. In September 2017, volatility remained muted after the Fed announced it would start tapering its reinvestment into mortgage-backed securities (MBS) in October 2017; the move had been well-telegraphed and was largely expected.

Performance Results

The Loomis Sayles Core Disciplined Alpha Bond Fund was launched on November 30, 2016. For the ten months ended September 30, 2017, Institutional Class shares of the Loomis Sayles Core Disciplined Alpha Bond Fund returned 2.86%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.29% for the same period.

Explanation of Fund Performance

The Fund’s position in an international freight transportation company detracted from performance. Bonds from this company underperformed after its new management team announced a surprising re-examination of financial policies, an about-face from guidance given just a few months earlier. Given the unpredictable outcome of the financial review, we moved to an underweight position in the name by the end of the period.

Security selection in the food and beverages industry also detracted from performance. The outlook for this industry remains very difficult, and with weak stock performance for many companies in the space, we have been concerned about the potential for increased corporate activity that favors equity shareholders or mergers and acquisitions. As a result, we reduced our exposure to the industry during the period.

On the positive side, security selection within MBS contributed to performance, as did the Fund’s higher-than-benchmark allocation to the sector. The MBS sector has benefited from positive technical factors, such as benign risk of mortgage prepayments and strong demand for to-be-announced (TBA) securities. In addition, despite concerns that it could cause disruption, the sector has seen limited impact from the Fed’s announcement of the beginning of its balance sheet reduction, as this was well-telegraphed to the markets and is expected to progress gradually.

Security selection within and exposure to the credit sector also contributed to performance. As an example, positioning in the midstream energy industry was beneficial to performance. Many companies in this industry announced balance sheet improvement measures (such as selling non-core assets) that have been positive for bond investors. Security selection and positioning in the asset-backed security (ABS) segment also aided results. Tight swap spreads and strong demand for new deals in the sector contributed to its positive performance.

Outlook

We are modestly positive on the credit sector. We are cognizant that spreads to Treasuries are relatively tight and that lurking geopolitical risks have the potential to increase volatility, as does the removal of quantitative easing in the US and Europe. At the same time, economic growth is solid in the US and improving in Europe, demand for bonds remains quite strong and supply is expected to ease in the fourth quarter of 2017 (creating the potential for a positive technical dynamic). While fundamentals are stretched, we expect improvement with a strong earnings outlook for the fourth quarter and into 2018.

1  |

In MBS, we expect the Fed’s balance sheet normalization process will gradually put pressure on mortgage spreads, though the full effect may not hit the market until late in the first quarter of 2018. We have been modestly positive on the agency MBS sector, but we have been reevaluating our outlook as mortgage spreads have tightened significantly since the Fed announced the timing of its balance sheet normalization program.

Going forward, we are positive on ABS. Shorter-maturity corporate credit has performed well and we expect ABS to eventually catch up. With the recent strong performance in credit, we note that areas of the commercial mortgage-backed securities (CMBS) market have begun to look relatively attractive as well.

Hypothetical Growth of $1,000,000 Investment in Institutional Class Shares2

November 30, 2016 (inception) through September 30, 2017

Total Returns — September 30, 20172

		Expense Ratios[3]
	Life of Fund	Gross	Net
Institutional Class (Inception 11/30/16)	2.86%	0.85%	0.45%
Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[1]	3.29

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  2

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSFIX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Review

For the 12 months ended September 30, 2017, Institutional Class shares of the Loomis Sayles Fixed Income Fund returned 6.96%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -0.01%.

Explanation of Fund Performance

Out-of-benchmark high yield corporate bond exposure generated strong positive returns during the period. Within the segment, the Fund’s industrial holdings were top contributors. High yield financial names also performed well. In addition, a meaningful underweight to US Treasuries, combined with a shorter-than-benchmark duration stance, benefited results. An out-of-benchmark allocation to non-US-dollar-denominated issues was another strong contributor to return, with performance led by holdings denominated in the Mexican peso and Canadian dollar.

Out-of-benchmark exposure to convertible securities generated strong absolute and relative return, with contributions led by a selected technology name that generated outsized performance. Exposure to common stock also supported the Fund’s performance, as equities rallied strongly over much of the period and selected names outperformed the broader market.

Meanwhile, the Fund’s reserves were a drag on performance. An underweight to investment grade corporate credit also detracted from performance as the segment performed well.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

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Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. While spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks, we see further upside potential given the outlook for earnings growth and the low probability of defaults or economic recession. At this stage of the credit cycle,1 we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into its next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

Average Annual Total Returns — September 30, 20172

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 1/17/95)	6.96%	5.03%	6.65%	0.57%	0.57%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	-0.01	2.10	4.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  4

LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Institutional Class	LSGBX
David W. Rolley, CFA®	Retail Class	LSGLX
Lynda L. Schweitzer, CFA®	Class N	LSGNX
Scott M. Service, CFA®

Investment Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

Market Conditions

The 12-month period ending September 30, 2017 was generally positive for global fixed income assets. In general, government bond yields remained low, yield curves flattened, the US dollar weakened, inflation was well behaved and global economic growth was synchronized. Given the low yields in global treasuries, investors were driven into riskier asset classes, most notably emerging market debt and corporate credit.

Corporate credit spreads (the yield difference between non-Treasury and Treasury securities of similar maturity) generally tightened during the period, handily outperforming duration-matched global treasuries (duration refers to a security’s price sensitivity to interest rate changes). Credit continued to perform well due to improving earnings and credit profiles, accommodative central banks and healthy demand, particularly for investment grade credit and emerging market debt.

The Federal Reserve (Fed) raised interest rates three times during the period. Despite these rate increases, the US dollar generally weakened throughout the second half of the period. Accelerating non-US growth, uncertainty about US fiscal policy and diminished prospects for significant monetary policy divergence in major developed markets contributed to the US dollar’s depreciation.

Emerging market (EM) assets posted solid returns, with both sovereign and local bonds outperforming. Investors’ thirst for yield, the weaker US dollar, relatively benign inflation and strong risk appetite boosted the demand for emerging market debt.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Global Bond Fund returned 0.74%. The Fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, which returned -1.26%.

Explanation of Fund Performance

The Fund’s overweight allocations to corporate bonds, including high yield issues, and local-currency EM bonds drove relative return during the period. Security selection also lifted relative performance as individual bond choices in corporate credit and securitized bonds added value. Currency allocation was a negative factor, mainly due to allocations among European currencies.

From a sector allocation perspective, the Fund’s overweight positions in the banking, energy, insurance, communications and consumer non-cyclical sectors were the main sources of relative return. Overweights to asset-backed securities and commercial mortgage-backed securities also proved beneficial. Individual bond choices in the electric utility and banking sectors were additional notable contributors. Finally, an allocation away from duration in the large US dollar, euro and Japanese yen markets and into duration in the smaller markets of Norway, Mexico, Brazil and Indonesia was particularly additive to performance.

Conversely, underweight exposure to the euro detracted from performance. The euro advanced against most other major currencies as investors anticipated an eventual reversal of European Central Bank (ECB) quantitative easing and fixed income outflows, due to an improving economy. Overweight positioning in the currencies of Scandinavian countries failed to keep pace with the euro’s strength, offsetting some of the incremental return gained from selected local-bond market exposures in Brazil and South Africa. During the period, there were instances where losses on currency hedges exceeded the gains on the corresponding bonds due to hedging costs.

Among corporate bonds, an underweight to the technology sector weighed on relative return as the sector outperformed the broader corporate market during the period. Individual bond choices in the communications sector, particularly among selected European media companies, also detracted from results.

Outlook

Risk appetite has remained strong so far in 2017, and we expect the trend to continue into 2018. We expect the macroeconomic backdrop of stable growth and inflation to persist in the absence of a geopolitical shock. Despite improving growth, developed economy inflation remains below central banks’ targets; therefore, we believe monetary policymakers will shift gears slowly. We expect the Fed to raise interest rates in December 2017, with two additional hikes by the end of 2018. We do not anticipate a rate hike from the ECB within the next 12 months and expect them to maintain ultra-accommodative policies, even if at a lower “dosage.” Japan’s struggle to increase inflation should keep the Bank of Japan accommodative for the foreseeable future.

Government bond yields are expected to rise, but not substantially. Although developed markets could see higher yields in the future, we think they will follow a low trajectory based on our benign view of inflation and monetary policy over the near to medium term. An inflation surprise could spur less positive outcomes for bonds, but we think medium- to long-term yields are likely to move only moderately higher over the next 12 months.

5  |

We expect the US dollar to be range bound relative to global peers, particularly in EM where aggregate economic growth has been outpacing the US and attracting equity inflows. Strong earnings expectations outside the US could lead to further US dollar outflows into other countries and markets. While firm global growth is not a bullish factor for US Treasury returns, it is a positive factor for most risk assets, including emerging market bonds, currencies and global credit spreads broadly.

The Fund has not paid monthly ordinary income distributions for some time, due primarily to the effect of foreign currency losses, which offset ordinary income from bond coupons. While the value of currencies is subject to change on a daily basis, currency losses can result in reduced net taxable income to the Fund that must be distributed to shareholders. If the Fund distributed all of its ordinary income from bond coupons on a monthly basis, and also experienced currency losses in a calendar year, it could distribute more income than it earned. This would result in a return of capital, which would reduce the amount of principal in shareholder accounts. Fund management seeks to avoid return of capital distributions and the related tax recordkeeping and reporting requirements for shareholders. In order to avoid a return of capital and significant variations in the monthly distribution amounts, the Fund’s Board has approved a change to the Fund’s distribution policy from a monthly to an annual ordinary income distribution schedule, effective October 1, 2017.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

Average Annual Total Returns — September 30, 20172

				Life of Class N	Expense Ratios[3]
	1 year	5 years	10 years		Gross	Net
Institutional Class (Inception 5/10/91)	0.74%	0.81%	3.73%	—%	0.81%	0.72%

Retail Class (Inception 12/31/96)	0.48	0.55	3.44	—	1.06	0.97

Class N (Inception 2/1/13)	0.81	—	—	0.99	0.64	0.64

Comparative Performance
Bloomberg Barclays Global Aggregate Bond Index[1]	-1.26	0.48	3.31	0.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  6

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols
Elaine Kan, CFA®	Institutional Class	LSGSX
Kevin P. Kearns	Retail Class	LIPRX
Maura T. Murphy, CFA®	Class N	LIPNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

Despite an early rise, US inflation stayed largely range bound for most of the period, hovering just below the Fed’s 2% target. Europe and Japan also struggled to meet inflation targets, while emerging markets saw steep declines. The spread between developed market and emerging market inflation reached its lowest point in 30 years.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election, while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned -0.33%. The Fund outpaced its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, which returned -0.73%.

Explanation of Fund Performance

An out-of-benchmark allocation to investment grade corporate bonds contributed positively to relative return as the sector outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). Investment grade financial and industrial holdings led performance in the space. Within the Fund’s out-of-benchmark high yield corporate bond exposure, financial holdings were significant contributors to absolute and relative return. In addition, the Fund’s yield curve positioning benefited relative return, aided by the use of interest rate futures.

The Fund’s Treasury inflation-protected securities (TIPS) allocation generated negative return in the period. In the fourth quarter of 2016, real yields rose in anticipation of fiscal stimulus from the new US administration and continued loose monetary policy. Treasury yields essentially traded in a range over the remainder of the period. The increase in nominal rates was the primary catalyst for the negative performance from the Fund’s TIPS allocation. However, TIPS outperformed nominal Treasuries as breakeven rates (which reflect the yield differential between nominal Treasuries and comparable-maturity TIPS) ended the period higher.

Outlook

We expect a favorable global economic backdrop to prevail, with growth and inflation at stable levels. We see limited inflationary pressure stemming from commodity prices moving forward, but wages are expected to accelerate and residential housing costs are unlikely to decline in a growing economy. As the Fed works to normalize interest rates, we expect one more rate hike in 2017 and two additional hikes in 2018. We also expect the Fed to pursue a gradual and measured path for balance sheet reduction, which should have a limited impact on yields.

We expect to see a prolonged expansion phase of the US credit cycle,1 and believe that any renewed momentum for tax reform could be positive for bonds. Demand for US corporate bonds from foreign investors should remain a positive technical factor in the near term. In addition, we have upgraded our outlook for GDP growth in Europe, Mexico and China as global profits have been rising.

Breakeven rates have started to rise over the last three months, and we expect this trend to continue. We see this as a “bear steepener” market, meaning yields have been rising along the US yield curve and the curve has been steepening, supported by talk of tax cuts, a steadying in the price of oil and Fed policy. We believe a steeper curve will be constructive for credit sectors and in line with our view of growth. We will closely monitor for changes in inflation as an indicator of the market’s health and how we should position the Fund. Fed policy is a key variable, as a December rate hike could slow the steepening of the curve.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

7  |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20173

Average Annual Total Returns — September 30, 20173

				Life of Class N	Expense Ratios[4]
	1 year	5 years	10 years		Gross	Net
Institutional Class (Inception 5/20/91)	-0.33%	-0.26%	3.56%	—%	0.86%	0.40%

Retail Class (Inception 5/28/10)[1]	-0.59	-0.56	3.27	—	1.07	0.65

Class N (Inception 2/1/17)	—	—	—	1.40	0.75	0.35
Comparative Performance
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[2]	-0.73	0.02	3.90	0.97

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

[2]	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury. On March 1, 1997, Barclays launched the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  8

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSHIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Review

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Institutional High Income Fund returned 9.19%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 8.88%.

Explanation of Fund Performance

Security selection within high yield corporate bonds was one of the largest contributors to performance. The energy, metals and mining, and pharmaceuticals sectors were all contributors in the space. The Fund’s out-of-benchmark allocation to equities was another significant contributor to absolute and relative return, driven by industrial and pharmaceutical names. An out-of-benchmark allocation to convertible securities also generated positive return, aided by holdings in the pharmaceutical and technology sectors.

Conversely, the Fund’s exposure to US Treasuries detracted from relative return. We increased our allocation to US Treasuries and other reserves during the period. An out-of-benchmark allocation to investment grade corporate bonds also weighed on relative performance, despite generating positive absolute return.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly, and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks.

Within the high yield sector, we believe valuations have become less compelling, and we do not expect broad-based price appreciation from current levels. The underlying fundamentals of the sector remain supportive given the positive outlook for corporate profits and the low

9  |

probability of defaults or economic recession. At this stage of the credit cycle,1 we are seeing increasing debt levels, but overall, balance sheets remain healthy and interest rate coverage is strong. We are watching for idiosyncratic risk factors or volatility that may allow us to selectively add to existing positions or establish exposure to new issues. In general, we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the fund is structurally very different from the benchmark and is well-positioned going into the fund’s next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

Average Annual Total Returns — September 30, 20172

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 6/5/96)	9.19%	7.39%	7.72%	0.68%	0.68%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	8.88	6.36	7.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices. You may not invest directly in an index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSIGX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Review

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Investment Grade Fixed Income Fund returned 5.73%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -0.01%.

Explanation of Fund Performance

The Fund’s out-of-benchmark equity and convertible security holdings generated positive absolute and relative returns, largely due to selected holdings within the technology and insurance industries. Out-of-benchmark exposure to non-US-dollar-denominated holdings also benefited return. In particular, selections denominated in the Canadian dollar, Mexican peso and New Zealand dollar drove performance within the space. In addition, out-of-benchmark exposure to high yield corporate bonds added to absolute and relative results, with contributions led by energy-related, metals and mining, and banking securities. A selected high yield finance company holding also benefited results.

A meaningful underweight to US Treasuries aided performance as investors preferred riskier assets during the period. Finally, security selection among investment grade corporate bonds contributed to results, particularly banking and insurance holdings.

Among detractors, underweight allocations to the investment grade corporate and emerging market credit sectors limited relative performance, though both sectors posted positive absolute returns.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. While spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks, we see further upside potential given the outlook for earnings growth and the low probability of defaults or economic recession. At this stage of the credit cycle,1 we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

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Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into its next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses may impact the Fund’s distributions in its 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, Fund advisers’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

Average Annual Total Returns — September 30, 20172

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 7/1/94)	5.73%	3.47%	5.97%	0.48%	0.48%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	-0.01	2.10	4.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Core Disciplined Alpha Bond Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,022.70	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.45%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,042.60	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*   Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,052.90	$3.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75

Retail Class
Actual	$1,000.00	$1,051.10	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.01

Class N
Actual	$1,000.00	$1,052.80	$3.55
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.74%, 0.99% and 0.69% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,009.20	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,006.90	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

Class N
Actual	$1,000.00	$1,008.50	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

*   Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, 0.65% and 0.35% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,032.40	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

*   Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,044.30	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*   Expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. The Loomis Sayles Core Disciplined Alpha Bond Fund was not included in the most recent annual review as the Fund’s initial board-approved investment advisory agreement is effective until November 30, 2018.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

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The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles Fixed Income Fund	23%	69%
Loomis Sayles Global Bond Fund	57%	71%
Loomis Sayles Inflation Protected Securities Fund	52%	66%
Loomis Sayles Institutional High Income Fund	3%	44%
Loomis Sayles Investment Grade Fixed Income Fund	4%	90%

In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s long-term performance, although lagging in certain periods, was strong when compared to relevant performance benchmarks and/or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for certain Funds which had current expenses above their caps. The Trustees also considered that the current expenses for Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund were below each Fund’s cap. The Trustees noted that certain of the Funds had total advisory fee rates that were above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rates, including: (1) that the advisory fee rate for Loomis Sayles Institutional High Income Fund was only slightly above the peer group median and the Fund’s net total expense ratio was below the peer group median ; and (2) that management had proposed to reduce the advisory fee rate for Loomis Sayles Global Bond Fund on assets below the Fund’s first breakpoint and to reduce the expense cap for the Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in

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considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees considered management’s proposal to reduce the expense cap and advisory fee of Loomis Sayles Global Bond Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction in the advisory fee and expense cap for Loomis Sayles Global Bond Fund described above, should be continued through June 30, 2018.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 105.9% of Net Assets

Non-Convertible Bonds – 105.2%

	ABS Car Loan – 6.8%
$3,368	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class A2B, 1-month LIBOR + 0.750%, 1.982%, 6/10/2019(a)(b)	$3,368
43,843	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.510%, 5/18/2020(b)	43,818
37,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.690%, 6/19/2023	37,034
13,573	Capital Auto Receivables Asset Trust, Series 2016-3, Class A2A, 1.360%, 4/22/2019(b)	13,569
4,226	CarFinance Capital Auto Trust, Series 2015-1A, Class A, 1.750%, 6/15/2021, 144A	4,225
72,000	CarMax Auto Owner Trust, Series 2017-3, Class A2A, 1.640%, 9/15/2020(b)	71,991
56,000	CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.970%, 4/15/2022(b)	56,000
20,000	CarMax Auto Owner Trust, Series 2017-3, Class A4, 2.220%, 11/15/2022	19,945
30	CPS Auto Receivables Trust, Series 2014-D, Class A, 1.490%, 4/15/2019, 144A	30
2,910	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	2,910
1,558	CPS Auto Receivables Trust, Series 2015-A, Class A, 1.530%, 7/15/2019, 144A	1,558
1,116	CPS Auto Receivables Trust, Series 2015-B, Class A, 1.650%, 11/15/2019, 144A	1,116
13,116	CPS Auto Receivables Trust, Series 2016-C, Class A, 1.620%, 1/15/2020, 144A	13,108
56,620	CPS Auto Trust, Series 2016-D, Class A, 1.500%, 6/15/2020, 144A(b)	56,514
49,000	Drive Auto Receivables Trust, Series 2017-1, Class A2A, 1.670%, 5/15/2019(b)	49,013
75,000	Drive Auto Receivables Trust, Series 2017-2, Class A2A, 1.630%, 8/15/2019(b)	75,011
56,000	Drive Auto Receivables Trust, Series 2017-2, Class B, 2.250%, 6/15/2021(b)	56,038
30,439	Drive Auto Receivables Trust, Series 2017-AA, Class A2A, 1.480%, 3/15/2019, 144A(b)	30,439
55,330	Drive Auto Receivables Trust, Series 2017-BA, Class A2, 1.590%, 12/17/2018, 144A(b)	55,330
27,000	Drive Auto Receivables Trust, Series 2017-BA, Class B, 2.200%, 5/15/2020, 144A	27,056
20,073	DT Auto Owner Trust, Series 2016-4A, Class A, 1.440%, 11/15/2019, 144A(b)	20,065
56,842	DT Auto Owner Trust, Series 2017-2A, Class A, 1.720%, 5/15/2020, 144A(b)	56,847
96,306	DT Auto Owner Trust, Series 2017-3A, Class A, 1.730%, 8/17/2020, 144A	96,281
85,000	Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.050%, 12/15/2021, 144A	84,935
1,934	Flagship Credit Auto Trust, Series 2016-2, Class A1, 2.280%, 5/15/2020, 144A	1,936

	ABS Car Loan – continued
156,000	Ford Credit Auto Owner Trust, Series 2017-A, Class A4, 1.920%, 4/15/2022(b)	155,848
91,000	Ford Credit Auto Owner Trust, Series 2017-B, Class A2A, 1.490%, 5/15/2020(b)	90,993
100,000	Ford Credit Auto Owner Trust 2017-REV2, Series 2017-2, Class A, 2.360%, 3/15/2029, 144A(c)	99,989
36,000	Ford Credit Floorplan Master Owner Trust, Series 2016-5, Class A1, 1.950%, 11/15/2021	36,013
50,000	Ford Credit Floorplan Master Owner Trust, Series 2017-1, Class A1, 2.070%, 5/15/2022(b)	50,156
49,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A3, 2.010%, 11/20/2020	48,990
100,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A(b)	99,902
15,109	Santander Drive Auto Receivables Trust, Series 2015-2, Class B, 1.830%, 1/15/2020(b)	15,115
19,285	Santander Drive Auto Receivables Trust, Series 2017-1, Class A2, 1.490%, 2/18/2020	19,275
100,000	Toyota Auto Receivables Owner Trust, Series 2016-D, Class A3, 1.230%, 10/15/2020(b)	99,421
89,000	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A2A, 1.420%, 9/16/2019(b)	88,965
72,000	World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.930%, 9/15/2022(b)	72,001

		1,754,805

	ABS Credit Card – 3.6%
100,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022(b)	100,136
73,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022(b)	73,105
108,000	Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1, 1-month LIBOR + 0.450%, 1.684%, 2/15/2022(a)(b)	108,571
61,000	Capital One Multi-Asset Execution Trust, Series 2017-A2, Class A2, 1-month LIBOR + 0.410%, 1.637%, 1/15/2025(a)(b)	61,400
51,000	Capital One Multi-Asset Execution Trust, Series 2017-A3, Class A3, 2.430%, 1/15/2025(b)	51,575
108,000	Chase Issuance Trust, Series 2016-A3, Class A3, 1-month LIBOR + 0.550%, 1.784%, 6/15/2023(a)(b)	109,272
128,000	Citibank Credit Card Issuance Trust, Series 2017-A2, Class A2, 1.740%, 1/19/2021(b)	128,123
100,000	Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 1-month LIBOR + 0.370%, 1.602%, 8/08/2024(a)(b)	100,360

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Credit Card – continued
$196,000	Discover Card Execution Note Trust, Series 2017-A6, Class A6, 1.880%, 2/15/2023	$195,581

		928,123

	ABS Home Equity – 1.9%
41,777	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	42,578
47,937	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(b)	49,229
100,000	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7, Class A1, 3.105%, 9/28/2032, 144A(c)(e)	100,000
54,124	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1, Class A1, 3.598%, 1/28/2032, 144A(e)	53,984
41,813	CAM Mortgage Trust, Series 2016-2, Class A1, 3.250%, 6/15/2057, 144A(e)	41,863
16,807	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR2, Class 5A1, 3.427%, 3/25/2034(e)	17,184
86,678	GCAT LLC, Series 2017-2, Class A1, 3.500%, 4/25/2047, 144A(e)	86,161
98,051	RCO Mortgage LLC, Series 2017-1, Class A1,3.375%, 8/25/2022, 144A(e)	98,179

		489,178

	ABS Other – 0.4%
100,000	Verizon Owner Trust, Series 2017-2A, Class A, 1.920%, 12/20/2021, 144A(b)	99,922

	Aerospace & Defense – 0.6%
160,000	Lockheed Martin Corp., 2.500%, 11/23/2020	162,471

	Agency Commercial Mortgage-Backed Securities – 0.4%
54,000	FHLMC, Series K726, Class A2, 2.905%, 4/25/2024(b)	55,199
56,429	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A2, 3.002%, 1/25/2024(b)	58,094

		113,293

	Automotive – 2.2%
56,000	American Honda Finance Corp., MTN, 1.950%, 7/20/2020(b)	55,905
24,000	General Motors Co., 5.150%, 4/01/2038	24,643
118,000	General Motors Financial Co., Inc., 3.150%, 6/30/2022(b)	118,941
87,000	Hyundai Capital America, 3.250%, 9/20/2022, 144A	86,852
68,000	Lear Corp., 3.800%, 9/15/2027	67,742
34,000	Nissan Motor Acceptance Corp., 2.150%, 9/28/2020, 144A	34,015
96,000	Nissan Motor Acceptance Corp., 2.600%, 9/28/2022, 144A	96,087
90,000	Toyota Motor Credit Corp., MTN, 1.550%, 10/18/2019(b)	89,515

		573,700

	Banking – 6.3%
114,000	American Express Co., 2.500%, 8/01/2022(b)	113,869
67,000	American Express Credit Corp., MTN, 1.875%, 5/03/2019(b)	67,078
53,000	Bank of America Corp., (fixed rate to 7/21/2027, variable rate thereafter), 3.593%, 7/21/2028	53,515
32,000	Bank of America Corp., MTN, 3.248%, 10/21/2027(b)	31,359
111,000	Bank of America Corp., MTN, 4.000%, 1/22/2025	114,862
97,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A(b)	97,454
119,000	Canadian Imperial Bank of Commerce, Series BKNT, 2.100%, 10/05/2020	118,972
96,000	Capital One NA, 1.650%, 2/05/2018(b)	95,965
23,000	Citigroup, Inc., 4.125%, 7/25/2028	23,666
38,000	Citigroup, Inc., 4.400%, 6/10/2025	40,005
7,000	Citigroup, Inc., 4.650%, 7/30/2045	7,749
160,000	Citigroup, Inc., (fixed rate to 7/24/2022, variable rate thereafter), 2.876%, 7/24/2023(b)	160,204
144,000	Fifth Third Bancorp, 2.600%, 6/15/2022(b)	143,907
34,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	35,228
21,000	Goldman Sachs Group, Inc. (The), 4.750%, 10/21/2045	23,419
74,000	HSBC Holdings PLC, (fixed rate to 3/13/2022, variable rate thereafter), 3.262%, 3/13/2023(b)	75,530
50,000	HSBC Holdings PLC, (fixed rate to 3/13/2027, variable rate thereafter), 4.041%, 3/13/2028(b)	52,204
17,000	JPMorgan Chase & Co., 3.625%, 12/01/2027(b)	17,049
25,000	JPMorgan Chase & Co., (fixed rate to 2/22/2047, variable rate thereafter), 4.260%, 2/22/2048	26,234
40,000	JPMorgan Chase & Co., (fixed rate to 7/24/2037, variable rate thereafter), 3.882%, 7/24/2038	40,325
50,000	Morgan Stanley, (fixed rate to 7/22/2037, variable rate thereafter), 3.971%, 7/22/2038	50,285
56,000	Morgan Stanley, MTN, 3.125%, 7/27/2026	54,928
80,000	Royal Bank of Canada, GMTN, 2.125%, 3/02/2020(b)	80,349
23,000	Wells Fargo & Co., GMTN, 4.900%, 11/17/2045	25,655
46,000	Wells Fargo & Co., MTN, 2.625%, 7/22/2022(b)	46,077
17,000	Wells Fargo & Co., MTN, 4.750%, 12/07/2046	18,664

		1,614,552

	Building Materials – 0.2%
40,000	Vulcan Materials Co., 4.500%, 6/15/2047	40,578

	Cable Satellite – 0.7%
9,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	10,527

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$20,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047, 144A	$20,777
114,000	Comcast Corp., 3.150%, 2/15/2028	113,579
28,000	Cox Communications, Inc., 4.600%, 8/15/2047, 144A	27,768
8,000	Time Warner Cable LLC, 7.300%, 7/01/2038	10,042

		182,693

	Chemicals – 0.8%
51,000	Dow Chemical Co. (The), 8.550%, 5/15/2019	56,315
22,000	Mexichem SAB de CV, 5.500%, 1/15/2048, 144A	21,703
62,000	Sherwin-Williams Co. (The), 2.750%, 6/01/2022	62,417
24,000	Sherwin-Williams Co. (The), 4.500%, 6/01/2047	25,187
34,000	Westlake Chemical Corp., 5.000%, 8/15/2046	36,983

		202,605

	Collateralized Mortgage Obligations – 0.9%
9,656	Federal Home Loan Mortgage Corp., REMIC, Series 3629, Class CZ, 5.000%, 1/15/2040	10,546
67,475	Federal Home Loan Mortgage Corp., Series 4681, Class DA, 3.000%, 4/15/2045	68,543
57,939	Federal National Mortgage Association, REMIC, Series 2017-41, Class MD, 4.000%, 5/25/2053(b)	61,118
75,092	Federal National Mortgage Association, REMIC, Series 2017-71, Class AB, 3.000%, 8/25/2044	76,537
10,326	Federal National Mortgage Association, REMIC, Series 2005-35, Class DZ, 5.000%, 4/25/2035	11,280

		228,024

	Construction Machinery – 0.3%
74,000	Caterpillar Financial Services Corp., GMTN, 1.850%, 9/04/2020	73,659

	Consumer Cyclical Services – 0.4%
35,000	Amazon.com, Inc., 2.400%, 2/22/2023, 144A	34,914
48,000	Amazon.com, Inc., 3.875%, 8/22/2037, 144A	48,849
20,000	Amazon.com, Inc., 4.250%, 8/22/2057, 144A	20,521

		104,284

	Diversified Manufacturing – 0.2%
17,000	3M Co., MTN, 3.625%, 10/15/2047	16,917
42,000	United Technologies Corp., 3.125%, 5/04/2027	41,837

		58,754

	Electric – 2.7%
38,000	Appalachian Power Co., 4.450%, 6/01/2045	41,219
21,000	Delmarva Power & Light Co., 4.150%, 5/15/2045	22,038
108,000	Dominion Energy, Inc., 2.962%, 7/01/2019	109,552
6,000	Exelon Corp., 5.625%, 6/15/2035	7,220
27,000	FirstEnergy Transmission LLC, 5.450%, 7/15/2044, 144A	31,362
105,000	Fortis, Inc., 144A, 3.055%, 10/04/2026(b)	101,335
13,000	ITC Holdings Corp., 5.300%, 7/01/2043	15,270
62,000	Jersey Central Power & Light Co., 4.700%, 4/01/2024, 144A	67,335
30,000	Jersey Central Power & Light Co., 7.350%, 2/01/2019	31,966
49,000	NextEra Energy Capital Holdings, Inc., 2.700%, 9/15/2019	49,585
20,000	Progress Energy, Inc., 7.050%, 3/15/2019	21,437
55,000	Progress Energy, Inc., 7.750%, 3/01/2031(b)	77,815
50,000	Southern Co. (The), 2.350%, 7/01/2021	49,722
26,000	Virginia Electric & Power Co., Series C, 4.000%, 11/15/2046	26,742
52,000	WEC Energy Group, Inc., 1.650%, 6/15/2018	51,994

		704,592

	Finance Companies – 0.7%
129,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 5/15/2021	136,486
27,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	29,360

		165,846

	Food & Beverage – 0.6%
50,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/01/2046	56,478
37,000	Kraft Heinz Foods Co., 2.000%, 7/02/2018	37,076
60,000	Mondelez International Holdings Netherlands BV, 1.625%, 10/28/2019, 144A	59,541

		153,095

	Government Owned – No Guarantee – 1.4%
20,000	DP World Ltd., 6.850%, 7/02/2037, 144A	24,685
87,000	Federal Home Loan Mortgage Corp., 2.375%, 1/13/2022(b)	88,544
33,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032(b)	46,399
47,000	Federal National Mortgage Association, 2.625%, 9/06/2024(b)	48,080
105,000	Petroleos Mexicanos, 5.500%, 1/21/2021	112,035
22,000	Petroleos Mexicanos, 5.625%, 1/23/2046	20,460
17,000	Petroleos Mexicanos, 6.500%, 3/13/2027, 144A	18,840

		359,043

	Healthcare – 0.9%
74,000	Abbott Laboratories, 2.900%, 11/30/2021	75,357
27,000	Abbott Laboratories, 4.900%, 11/30/2046	30,157
43,000	Becton, Dickinson and Co., 3.363%, 6/06/2024	43,401
5,000	Becton, Dickinson and Co., 4.669%, 6/06/2047	5,246

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$23,000	Cleveland Clinic Foundation (The), 4.858%, 1/01/2114(b)	$25,042
25,000	New York and Presbyterian Hospital (The), 4.763%, 8/01/2116(b)	25,795
27,000	Northwell Healthcare, Inc., 4.260%, 11/01/2047	27,198

		232,196

	Independent Energy – 1.4%
100,000	Anadarko Petroleum Corp., 6.950%, 6/15/2019	107,758
48,000	Canadian Natural Resources Ltd., 2.950%, 1/15/2023	47,719
26,000	Canadian Natural Resources Ltd., 5.900%, 2/01/2018	26,373
28,000	Canadian Natural Resources Ltd., GMTN, 4.950%, 6/01/2047	29,358
95,000	EQT Corp., 3.000%, 10/01/2022	95,221
30,000	EQT Corp., 3.900%, 10/01/2027	30,005
34,000	Noble Energy, Inc., 4.950%, 8/15/2047	34,661

		371,095

	Industrial Other – 0.1%
28,000	Wesleyan University, 4.781%, 7/01/2116(b)	29,078

	Integrated Energy – 0.6%
76,000	BP Capital Markets PLC, 2.520%, 9/19/2022	76,074
71,000	BP Capital Markets PLC, 3.279%, 9/19/2027	70,931
8,000	Cenovus Energy, Inc., 6.750%, 11/15/2039	9,210

		156,215

	Life Insurance – 0.7%
12,000	AIA Group Ltd., 2.250%, 3/11/2019, 144A	11,980
15,000	American International Group, Inc., 4.500%, 7/16/2044	15,654
17,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047, 144A	16,607
87,000	New York Life Global Funding, 1.950%, 9/28/2020, 144A	86,840
37,000	Pricoa Global Funding I, 1.900%, 9/21/2018, 144A(b)	37,073

		168,154

	Media Entertainment – 0.2%
37,000	CBS Corp., 3.375%, 2/15/2028	35,927
8,000	Viacom, Inc., 4.375%, 3/15/2043	6,892

		42,819

	Metals & Mining – 0.7%
32,000	Anglo American Capital PLC, 3.625%, 9/11/2024, 144A	31,920
100,000	Anglo American Capital PLC, 4.125%, 4/15/2021, 144A	103,835
14,000	Vale Overseas Ltd., 4.375%, 1/11/2022	14,588
8,000	Vale Overseas Ltd., 5.875%, 6/10/2021	8,796
28,000	Vale Overseas Ltd., 6.875%, 11/21/2036	32,060

		191,199

	Midstream – 1.7%
23,000	Dominion Energy Gas Holdings LLC, 2.500%, 12/15/2019	23,191
76,000	Enbridge, Inc., 2.900%, 7/15/2022	76,445
51,000	Enbridge, Inc., 3.700%, 7/15/2027	51,707
13,000	Enbridge, Inc., 4.000%, 10/01/2023	13,673
8,000	Enbridge, Inc., 5.500%, 12/01/2046	9,190
33,000	Energy Transfer LP, 6.625%, 10/15/2036	37,539
37,000	EnLink Midstream Partners LP, 2.700%, 4/01/2019	37,106
37,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	38,353
21,000	ONEOK Partners LP, 6.850%, 10/15/2037	25,837
47,000	Plains All American Pipeline LP/PAA Finance Corp., 4.500%, 12/15/2026	47,701
6,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	5,578
12,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	12,206
40,000	Williams Partners LP, 6.300%, 4/15/2040	47,906

		426,432

	Mortgage Related – 27.7%
290,000	Federal Home Loan Mortgage Corp. (TBA), 4.000%, 10/01/2047(f)	305,338
220,524	Federal National Mortgage Association, 3.500%, with various maturities from 2046 to 2047(d)	228,188
39,238	Federal National Mortgage Association, 4.000%, 7/01/2047	41,684
377,461	FHLMC, 3.000%, with various maturities from 2042 to 2047(d)	379,309
22,294	FHLMC, 4.000%, with various maturities from 2024 to 2026(d)	23,364
43,920	FHLMC, 4.500%, 8/01/2043(b)	47,710
85,000	FHLMC (TBA), 3.000%, 10/01/2047(f)	85,309
375,000	FHLMC (TBA), 3.500%, 10/01/2047(f)	386,763
115,875	FNMA, 3.000%, with various maturities from 2045 to 2047(b)(d)	116,689
901,886	FNMA, 3.500%, with various maturities from 2037 to 2047(d)	934,819
576,285	FNMA, 4.000%, with various maturities from 2027 to 2047(b)(d)	611,132
88,963	FNMA, 4.500%, with various maturities from 2040 to 2047(b)(d)	95,790
27,135	FNMA, 5.000%, with various maturities from 2033 to 2038(d)	29,900
102,100	FNMA, 5.500%, with various maturities from 2034 to 2041(d)	114,502
230,000	FNMA (TBA), 2.500%, 10/01/2032(f)	231,563
715,000	FNMA (TBA), 3.000%, with various maturities from 2032 to 2047(d)(f)	720,737
100,000	FNMA (TBA), 3.500%, 10/01/2047(f)	103,090
645,000	FNMA (TBA), 4.000%, 10/01/2047(f)	679,114
465,000	FNMA (TBA), 4.500%, 10/01/2047(f)	499,148
410,000	GNMA (TBA), 3.000%, 10/01/2047(f)	415,702
570,000	GNMA (TBA), 3.500%, 10/01/2047(f)	592,444
345,000	GNMA (TBA), 4.000%, 10/01/2047(f)	363,315
100,000	GNMA (TBA), 4.500%, 10/01/2047(f)	106,594

		7,112,204

	Natural Gas – 0.3%
19,000	NiSource Finance Corp., 5.250%, 2/15/2043	22,110

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Natural Gas – continued
$42,000	Sempra Energy, 9.800%, 2/15/2019	$46,305

		68,415

	Non-Agency Commercial Mortgage-Backed Securities – 2.0%
43,000	Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/2030, 144A(b)	43,857
18,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4, 4.131%, 11/10/2046	19,342
25,278	Commercial Mortgage Pass Through Certificates, Series 2013-CR9, Class A4, 4.231%, 7/10/2045(e)	27,428
4,162	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(e)	4,362
10,000	Commercial Mortgage Trust, Series 2013-CR7, Class A4, 3.213%, 3/10/2046	10,273
24,000	Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/2046	24,341
40,000	Commercial Mortgage Trust, Series 2013-CR11, Class A3, 3.983%, 8/10/2050(b)	42,692
22,000	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class A5, 3.502%, 11/15/2049	22,594
1,000	GS Mortgage Securities Corp. II, Series 2013-GC16, Class A4, 4.271%, 11/10/2046	1,085
56,000	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class A, 2.933%, 6/05/2031, 144A(b)	56,779
8,000	GS Mortgage Securities Trust, Series 2013-GC12, Class A4, 3.135%, 6/10/2046	8,182
31,000	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.430%, 8/10/2050	31,644
13,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.576%, 3/15/2049	13,485
15,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.723%, 3/15/2050	15,752
14,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.082%, 7/15/2046(e)	15,052
12,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4, 4.259%, 10/15/2046(e)	12,895
18,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A4, 3.787%, 2/15/2047	18,957
7,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5, 4.064%, 2/15/2047	7,456

	Non-Agency Commercial Mortgage-Backed Securities – continued
28,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.249%, 2/15/2048	28,397
40,000	Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.350%, 7/13/2029, 144A(b)	41,299
4,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/2057	4,157
18,000	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789%, 9/15/2048	18,914
20,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A4, 3.640%, 12/15/2059	20,802
22,000	WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A4, 3.073%, 6/15/2046	22,480
2,077	WFRBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.337%, 6/15/2046	2,149

		514,374

	Pharmaceuticals – 2.6%
125,000	AbbVie, Inc., 2.900%, 11/06/2022	126,764
132,000	Allergan Funding SCS, 3.450%, 3/15/2022(b)	136,873
77,000	Amgen, Inc., 2.200%, 5/11/2020(b)	77,240
111,000	Amgen, Inc., 2.650%, 5/11/2022(b)	111,906
47,000	Gilead Sciences, Inc., 2.950%, 3/01/2027	46,592
7,000	Gilead Sciences, Inc., 4.000%, 9/01/2036	7,210
17,000	Gilead Sciences, Inc., 4.750%, 3/01/2046	19,036
122,000	Teva Pharmaceutical Finance Netherlands III BV, 1.400%, 7/20/2018	121,544
8,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	7,374

		654,539

	Property & Casualty Insurance – 0.0%
5,000	Travelers Cos., Inc. (The), 4.000%, 5/30/2047	5,180

	Railroads – 0.3%
4,000	CSX Corp., 6.150%, 5/01/2037	5,119
80,000	Union Pacific Corp., 3.600%, 9/15/2037	80,955

		86,074

	Refining – 0.3%
35,000	Marathon Petroleum Corp., 4.750%, 9/15/2044	34,818
34,000	Valero Energy Corp., 6.625%, 6/15/2037	42,899

		77,717

	REITs – Diversified – 0.3%
75,000	Digital Realty Trust LP, 2.750%, 2/01/2023	74,669

	Retailers – 0.9%
152,000	Alimentation Couche-Tard, Inc., 2.700%, 7/26/2022, 144A(b)	152,492
39,068	CVS Pass Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	39,744

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$44,000	Lowe’s Cos., Inc., 4.050%, 5/03/2047	$45,192

		237,428

	Sovereigns – 0.4%
47,000	Kingdom of Saudi Arabia, 2.875%, 3/04/2023, 144A	46,882
31,000	Mexico Government International Bond, 4.350%, 1/15/2047	30,148
19,000	Republic of Uruguay, 5.100%, 6/18/2050	20,045

		97,075

	Technology – 1.5%
12,000	Apple, Inc., 3.750%, 9/12/2047	11,838
43,000	Apple, Inc., 3.850%, 8/04/2046	43,466
27,000	Apple, Inc., 4.650%, 2/23/2046	30,591
31,000	Cisco Systems, Inc., 5.500%, 1/15/2040	38,759
8,000	Dell International LLC/EMC Corp., 8.100%, 7/15/2036, 144A	10,012
100,000	IBM Credit LLC, 1.800%, 1/20/2021	99,368
27,000	QUALCOMM, Inc., 4.300%, 5/20/2047(b)	27,595
117,000	VMware, Inc., 2.950%, 8/21/2022	117,699

		379,328

	Tobacco – 0.9%
76,000	BAT Capital Corp., 2.764%, 8/15/2022, 144A	76,427
28,000	BAT Capital Corp., 4.390%, 8/15/2037, 144A	28,734
12,000	BAT Capital Corp., 4.540%, 8/15/2047, 144A	12,347
116,000	Reynolds American, Inc., 2.300%, 6/12/2018(b)	116,510

		234,018

	Transportation Services – 0.1%
33,000	TTX Co., 2.250%, 2/01/2019, 144A	33,064

	Treasuries – 29.1%
321,000	U.S. Treasury Bond, 2.250%, 8/15/2027	318,818
15,000	U.S. Treasury Bond, 2.500%, 5/15/2046	13,938
122,000	U.S. Treasury Bond, 2.875%, 11/15/2046(b)	122,434
262,000	U.S. Treasury Bond, 3.000%, 2/15/2047(b)	269,502
543,000	U.S. Treasury Bond, 3.000%, 5/15/2047(b)	558,739
350,000	U.S. Treasury Bond, 4.750%, 2/15/2037(b)	464,789
82,000	U.S. Treasury Bond, 5.000%, 5/15/2037(b)	112,077
663,000	U.S. Treasury Note, 1.250%, 5/31/2019(b)	660,928
431,000	U.S. Treasury Note, 1.250%, 6/30/2019(b)	429,485
418,000	U.S. Treasury Note, 1.250%, 8/31/2019	416,220
586,000	U.S. Treasury Note, 1.375%, 7/31/2019(b)	585,062
165,000	U.S. Treasury Note, 1.375%, 9/30/2019	164,658
75,000	U.S. Treasury Note, 1.375%, 9/15/2020	74,481
171,000	U.S. Treasury Note, 1.500%, 7/15/2020(b)	170,532
61,000	U.S. Treasury Note, 1.500%, 8/15/2020	60,819
298,000	U.S. Treasury Note, 1.625%, 8/31/2022	293,903
559,000	U.S. Treasury Note, 1.750%, 11/30/2021(b)	557,100
125,000	U.S. Treasury Note, 1.750%, 5/31/2022(b)	124,185
95,000	U.S. Treasury Note, 1.750%, 6/30/2022(b)	94,306
194,000	U.S. Treasury Note, 1.875%, 3/31/2022(b)	193,939
284,000	U.S. Treasury Note, 1.875%, 4/30/2022(b)	283,745
202,000	U.S. Treasury Note, 1.875%, 7/31/2022(b)	201,558

	Treasuries – continued
100,000	U.S. Treasury Note, 1.875%, 9/30/2022	99,758
106,000	U.S. Treasury Note, 1.875%, 8/31/2024	104,112
385,000	U.S. Treasury Note, 2.000%, 4/30/2024(b)	382,022
33,000	U.S. Treasury Note, 2.000%, 5/31/2024	32,724
102,000	U.S. Treasury Note, 2.000%, 6/30/2024(b)	101,084
200,000	U.S. Treasury Note, 2.000%, 11/15/2026(b)	194,898
185,000	U.S. Treasury Note, 2.125%, 7/31/2024(b)	184,733
216,000	U.S. Treasury Note, 2.375%, 5/15/2027(b)	216,894

		7,487,443

	Wireless – 0.2%
41,000	Crown Castle International Corp., 3.200%, 9/01/2024	40,805

	Wirelines – 1.2%
75,000	AT&T, Inc., 3.400%, 5/15/2025	73,980
26,000	AT&T, Inc., 3.900%, 8/14/2027	26,051
35,000	AT&T, Inc., 4.900%, 8/14/2037	35,373
9,000	AT&T, Inc., 5.150%, 3/15/2042	9,096
61,000	AT&T, Inc., 5.250%, 3/01/2037	64,195
61,000	Verizon Communications, Inc., 4.272%, 1/15/2036	59,927
28,000	Verizon Communications, Inc., 5.150%, 9/15/2023	31,387
15,000	Verizon Communications, Inc., 5.250%, 3/16/2037	16,449

		316,458

	Total Non-Convertible Bonds
	(Identified Cost $26,941,683)	27,045,196

Municipals – 0.7%

	California – 0.3%
60,000	State of California, Build America Bonds, GO, 7.300%, 10/01/2039(b)	88,199

	Illinois – 0.2%
60,000	State of Illinois, 5.100%, 6/01/2033	60,678

	New Jersey – 0.2%
35,000	New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue, Series C, 5.754%, 12/15/2028(b)	39,324

	Total Municipals
	(Identified Cost $182,914)	188,201

	Total Bonds and Notes
	(Identified Cost $27,124,597)	27,233,397

Short-Term Investments – 13.1%
129,000	Bank of Tokyo-Mitsubishi UFJ (NY), Bank of America N.A. 1.000%, 10/05/2017(g)	128,984
647,000	Federal Home Loan Bank Discount Notes, 0.999%, 10/12/2017(g)	646,822
387,000	Federal Home Loan Bank Discount Notes, 1.000%, 10/02/2017(g)	387,000

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Core Disciplined Alpha Bond Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – continued
$2,188,511	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $2,188,574 on 10/02/2017 collateralized by $2,220,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $2,236,011 including accrued interest (Note 2 of Notes to Financial Statements)	$2,188,511

Total Short-Term Investments
	(Identified Cost $3,351,287)	3,351,317

Total Investments – 119.0%
	(Identified Cost $30,475,884)	30,584,714
	Other assets less liabilities—(19.0)%	(4,876,078)

	Net Assets – 100.0%	$25,708,636

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open TBA transactions.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(f)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $2,652,945 or 10.3% of net assets.
ABS	Asset-Backed Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Industry Summary at September 30, 2017

Treasuries	29.1%
Mortgage Related	27.7
ABS Car Loan	6.8
Banking	6.3
ABS Credit Card	3.6
Electric	2.7
Pharmaceuticals	2.6
Automotive	2.2
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	22.9
Short-Term Investments	13.1

Total Investments	119.0
Other assets less liabilities	(19.0)

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 75.0% of Net Assets

Non-Convertible Bonds – 69.1%

	ABS Other – 0.2%
$1,102,306	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)	$760,591
436,078	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)	125,678
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)	—
836,615	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(e)	806,624

		1,692,893

	Aerospace & Defense – 2.3%
7,865,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	7,609,387
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	166,289
1,265,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,369,995
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	637,500
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	2,147,000
1,700,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	2,078,250
245,000	Textron, Inc., 5.600%, 12/01/2017	246,493
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,643,345
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,417,433
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024	1,515,710

		24,831,402

	Airlines – 2.5%
573,922	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	604,914
2,130,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	2,231,175
313,630	American Airlines Pass Through Certificates, Series 2013-1, Class B, 5.625%, 7/15/2022, 144A	329,393
10,235,162	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	10,902,597
2,175,000	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	2,275,485
961,250	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	1,002,209
8,020	Continental Airlines Pass Through Certificates, Series 2000-2, Class B, 8.307%, 10/02/2019	8,208
163,512	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	172,505

	Airlines – continued
173,513	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	181,852
1,745,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,782,081
662,972	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	722,640
1,500,278	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,586,904
1,089,558	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	1,281,102
758,065	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	856,614
387,109	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	420,013
1,830,896	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,959,059
204,880	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	212,539
262,265	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	270,062

		26,799,352

	Automotive – 3.5%
690,000	Ford Motor Co., 4.346%, 12/08/2026	717,308
2,835,000	Ford Motor Co., 5.291%, 12/08/2046	2,958,050
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,815,082
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,069,153
165,000	Ford Motor Co., 6.625%, 2/15/2028	195,652
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	5,047,043
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	6,417,210
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	2,020,315
600,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	611,933
9,685,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	10,073,738
1,325,000	General Motors Co., 5.200%, 4/01/2045	1,333,851
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,305,775
2,865,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	3,110,119
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	419,063
515,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	521,438

		38,615,730

	Banking – 10.3%
6,735,000	Ally Financial, Inc., 5.125%, 9/30/2024	7,294,005

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	$1,478,225
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	1,985,306
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,084,203
4,570,000	Bank of America Corp., 6.110%, 1/29/2037	5,714,049
50,000	Bank of America Corp., EMTN, 3-month EURIBOR + 0.550%, 0.220%, 9/14/2018, (EUR)(f)	59,169
1,000,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	1,233,975
1,700,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	1,762,009
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,452,167
14,790,000	Bank of Nova Scotia (The), 2.462%, 3/14/2019, (CAD)	11,945,081
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(g)	1,746,710
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(g)	1,173,750
3,340,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	2,513,054
6,560,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,419,709
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,100,197
6,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	6,281,408
3,605,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	2,641,964
8,450,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	9,890,572
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	350,748
5,125,000	Morgan Stanley, 2.125%, 4/25/2018	5,139,557
1,360,000	Morgan Stanley, 2.500%, 1/24/2019	1,371,363
2,120,000	Morgan Stanley, 3.950%, 4/23/2027	2,156,633
300,000	Morgan Stanley, 4.350%, 9/08/2026	314,072
2,780,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	2,232,755
3,115,000	Morgan Stanley, 5.750%, 1/25/2021	3,439,475
13,040,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	13,635,001
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,224,169
185,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(g)	221,496
2,500,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(g)	2,995,645
1,920,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	2,123,365
2,300,000	Royal Bank of Scotland Group PLC, (fixed rate to 12/31/2017, variable rate thereafter), 3.655%(g)	2,202,250

	Banking – continued
650,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	795,223
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,446,824

		112,424,129

	Brokerage – 1.5%
349,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	350,745
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	200,500
2,890,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	2,991,150
1,245,000	Jefferies Group LLC, 5.125%, 4/13/2018	1,266,852
3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,522,602
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	3,390,237
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	2,089,975
2,530,000	Jefferies Group LLC, 6.875%, 4/15/2021	2,859,076

		16,671,137

	Building Materials – 0.5%
3,095,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	3,138,949
213,000	Masco Corp., 6.500%, 8/15/2032	254,001
182,000	Masco Corp., 7.125%, 3/15/2020	202,020
380,000	Masco Corp., 7.750%, 8/01/2029	500,382
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,536,760

		5,632,112

	Cable Satellite – 0.6%
665,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	690,769
3,035,000	DISH DBS Corp., 5.000%, 3/15/2023	3,101,390
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	355,405
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	1,761,824
800,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	841,000

		6,750,388

	Chemicals – 1.8%
220,000	Chemours Co. (The), 6.625%, 5/15/2023	234,025
3,760,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	3,825,800
5,240,000	Hexion, Inc., 7.875%, 2/15/2023(a)(b)(c)	2,672,400
905,000	Hexion, Inc., 9.200%, 3/15/2021(a)(b)(c)	488,700
7,395,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	4,889,943
6,830,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	7,034,900
620,000	Methanex Corp., 5.250%, 3/01/2022	653,220

		19,798,988

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Construction Machinery – 0.2%
$965,000	Toro Co. (The), 6.625%, 5/01/2037(b)(e)	$1,106,183
395,000	United Rentals North America, Inc., 4.875%, 1/15/2028	396,975
196,000	United Rentals North America, Inc., 7.625%, 4/15/2022	203,997

		1,707,155

	Consumer Products – 0.1%
880,000	Avon Products, Inc., 8.950%, 3/15/2043	739,200

	Diversified Manufacturing – 0.0%
45,000	General Electric Co., GMTN, 3.100%, 1/09/2023	46,937

	Electric – 2.9%
2,385,000	AES Corp. (The), 4.875%, 5/15/2023	2,456,550
180,000	AES Corp. (The), 5.500%, 4/15/2025	189,329
2,073,748	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,336,746
2,882,891	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(e)	1,239,009
1,175,000	Dynegy, Inc., 8.125%, 1/30/2026, 144A	1,210,250
4,120,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	4,272,934
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,664,625
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	2,168,230
1,589,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	2,032,901
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,683,923
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	131,869
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,362,204
1,597,877	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)(e)	1,683,093

		31,431,663

	Finance Companies – 4.2%
1,800,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.500%, 5/26/2022	1,843,146
1,200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.950%, 2/01/2022	1,249,045
300,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 3.054%, 1/15/2067, 144A(f)	158,250
1,680,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,785,024
4,695,000	International Lease Finance Corp., 6.250%, 5/15/2019	4,990,248
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,135,759
945,000	iStar, Inc., 4.875%, 7/01/2018	956,907

	Finance Companies – continued
3,903,000	Navient Corp., 5.875%, 10/25/2024	3,961,545
31,725(††)	Navient Corp., 6.000%, 12/15/2043	760,422
5,900,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,082,900
4,668,000	Navient LLC, 5.500%, 1/25/2023	4,726,350
726,000	Navient LLC, MTN, 5.500%, 1/15/2019	750,234
5,185,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(e)	4,476,210
2,302,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	2,398,684
1,950,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	2,047,500
1,105,000	Springleaf Finance Corp., 5.250%, 12/15/2019	1,150,305
3,770,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,977,350

		46,449,879

	Food & Beverage – 0.2%
2,445,000	Constellation Brands, Inc., 4.750%, 11/15/2024	2,680,191

	Government Owned – No Guarantee – 0.4%
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	2,032,829
1,605,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,586,542
965,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	861,263

		4,480,634

	Healthcare – 2.7%
135,000	CHS/Community Health Systems, Inc., 5.125%, 8/01/2021	133,312
2,995,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	2,351,075
610,000	HCA, Inc., 5.875%, 3/15/2022	675,575
4,960,000	HCA, Inc., 5.875%, 5/01/2023	5,394,000
2,932,000	HCA, Inc., 7.050%, 12/01/2027	3,305,830
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,718,375
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,634,400
900,000	HCA, Inc., 7.690%, 6/15/2025	1,046,250
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,664,000
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,384,150
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	489,125
155,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	144,522
1,425,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,444,594
2,245,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	2,289,226
1,285,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	1,233,600
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,553,125
465,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	492,319

		29,953,478

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 0.8%
$550,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	$572,000
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(b)(e)	242,682
835,000	KB Home, 8.000%, 3/15/2020	939,191
3,920,000	PulteGroup, Inc., 6.000%, 2/15/2035	4,086,600
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,276,700
15,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	16,050

		9,133,223

	Independent Energy – 2.7%
2,920,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	3,131,700
644,000	California Resources Corp., 5.500%, 9/15/2021	342,930
86,000	California Resources Corp., 6.000%, 11/15/2024	39,130
3,105,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,887,650
335,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	309,038
1,135,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	1,143,512
720,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	741,600
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,024,850
2,645,000	Chesapeake Energy Corp., 8.000%, 6/15/2027, 144A	2,618,550
1,880,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,814,200
650,000	Continental Resources, Inc., 4.500%, 4/15/2023	651,625
40,000	Continental Resources, Inc., 5.000%, 9/15/2022	40,650
660,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	683,100
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,386,737
345,000	QEP Resources, Inc., 5.250%, 5/01/2023	335,513
285,000	Rice Energy, Inc., 6.250%, 5/01/2022	297,825
385,000	RSP Permian, Inc., 6.625%, 10/01/2022	403,769
315,000	SM Energy Co., 5.000%, 1/15/2024	296,888
1,510,000	SM Energy Co., 5.625%, 6/01/2025	1,434,500
1,641,000	SM Energy Co., 6.125%, 11/15/2022	1,645,102
15,000	SM Energy Co., 6.500%, 11/15/2021	15,150
665,000	SM Energy Co., 6.500%, 1/01/2023	669,987
875,000	SM Energy Co., 6.750%, 9/15/2026	875,000
1,100,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	1,080,750
155,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	152,367

		29,022,123

	Industrial Other – 0.1%
1,150,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	1,178,750

	Life Insurance – 1.5%
160,000	American International Group, Inc., 4.125%, 2/15/2024	169,910
130,000	American International Group, Inc., 4.875%, 6/01/2022	142,797
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(b)(e)(g)	4,236,500
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)(b)(e)	264,301
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(e)	4,964,179
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,864,837
2,270,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	3,370,950
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,410,066

		16,423,540

	Local Authorities – 2.2%
830,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	665,313
9,640,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	7,669,489
19,825,000	Province of Ontario Canada, 4.200%, 3/08/2018, (CAD)	16,089,431

		24,424,233

	Media Entertainment – 0.7%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,038,684
3,805,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	2,682,525
500,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	516,875
1,250,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	1,309,375
1,475,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	1,377,281
72,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	69,840
306,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	315,180
295,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	311,225

		7,620,985

	Metals & Mining – 1.6%
2,602,232	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(b)(c)(h)(i)	1,041
6,630,000	ArcelorMittal, 7.250%, 3/01/2041	7,848,262
3,300,000	ArcelorMittal, 7.500%, 10/15/2039	3,960,000
2,525,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	2,584,969

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	$204,500
811,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	841,413
1,580,000	United States Steel Corp., 6.650%, 6/01/2037	1,516,800

		16,956,985

	Midstream – 2.2%
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	603,750
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	317,044
2,860,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	3,684,281
3,000,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	3,024,208
300,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	326,014
1,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,403,874
3,385,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	3,148,050
225,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	225,000
1,500,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	1,492,500
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	118,275
115,000	ONEOK Partners LP, 6.200%, 9/15/2043	131,058
7,195,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	9,294,123

		23,768,177

	Non-Agency Commercial Mortgage-Backed Securities – 0.1%
173,888	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(n)	177,592
757,525	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	605,559

		783,151

	Oil Field Services – 1.1%
4,785,000	FTS International, Inc., 6.250%, 5/01/2022	4,385,836
6,811,500	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	7,135,046
400,000	Transocean, Inc., 5.800%, 10/15/2022	393,000

		11,913,882

	Packaging – 1.3%
11,450,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	12,294,437
1,910,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	2,101,000

		14,395,437

	Paper – 1.2%
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,677,497
5,492,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,629,914
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	486,374
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,450,149

		13,243,934

	Property & Casualty Insurance – 0.7%
1,630,000	MBIA Insurance Corp., 3 month LIBOR + 11.260%, 12.564%, 1/15/2033, 144A(d)(f)	782,400
3,275,000	Old Republic International Corp., 4.875%, 10/01/2024	3,519,659
1,430,000	XLIT Ltd., 6.250%, 5/15/2027	1,693,820
1,135,000	XLIT Ltd., 6.375%, 11/15/2024	1,328,402

		7,324,281

	Railroads – 0.0%
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(e)	481,981

	REITs – Office Property – 0.0%
475,000	Highwoods Realty LP, 7.500%, 4/15/2018	489,081

	REITs – Single Tenant – 0.1%
275,000	Realty Income Corp., 5.750%, 1/15/2021	301,462
725,000	Realty Income Corp., 6.750%, 8/15/2019	786,699

		1,088,161

	Retailers – 0.8%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,188,036
995,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,161,662
440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	449,900
155,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	152,288
793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	561,048
506,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	540,155
2,175,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A(a)	2,229,375
2,121,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	2,021,578

		8,304,042

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – 0.7%
$2,265,000	Kingdom of Saudi Arabia, 2.375%, 10/26/2021, 144A	$2,234,422
5,040,000	Kingdom of Saudi Arabia, 3.250%, 10/26/2026, 144A	4,984,056

		7,218,478

	Supermarkets – 1.3%
690,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	607,200
760,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	709,650
7,735,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,994,625
2,445,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,007,394
3,715,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,971,740
705,000	New Albertson’s, Inc., 8.700%, 5/01/2030	581,625
2,105,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,620,850

		14,493,084

	Supranational – 1.3%
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	14,366,435

	Technology – 0.9%
860,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	909,450
2,095,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	2,220,473
636,900	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	752,192
5,585,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	6,118,367

		10,000,482

	Transportation Services – 0.2%
2,500,000	APL Ltd., 8.000%, 1/15/2024(b)(e)	2,368,750

	Treasuries – 9.9%
13,195,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	10,319,754
10,950,000	Canadian Government International Bond, 1.250%, 9/01/2018, (CAD)	8,765,441
8,305,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	6,682,538
107,395,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	908,695
271,710,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	2,215,805
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	2,315,569
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,164,020
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	3,410,386

	Treasuries – continued
847,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,952,453
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	924,934
1,455,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	9,460,696
21,085,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	15,893,790
10,220,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,413,441
14,660,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	1,958,287
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	3,246,115
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	5,026,078
20,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	19,878,906
10,000,000	U.S. Treasury Note, 1.250%, 6/30/2019	9,964,844

		108,501,752

	Wireless – 0.8%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	3,781,777
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,942,240
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	383,625
735,000	Sprint Communications, Inc., 6.000%, 11/15/2022	786,832
285,000	Sprint Corp., 7.125%, 6/15/2024	320,625

		8,215,099

	Wirelines – 3.0%
195,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	192,570
690,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, (CAD)	735,617
210,000	Bell Canada, Inc., Series M-17, 6.100%, 3/16/2035, (CAD)	202,426
1,535,000	CB Escrow Corp., 8.000%, 10/15/2025, 144A	1,542,675
695,000	CenturyLink, Inc., 5.625%, 4/01/2025	665,463
2,085,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	2,043,300
900,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	865,125
200,000	Embarq Corp., 7.995%, 6/01/2036	203,000
3,585,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	3,683,587
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(h)	361,662
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(h)	683,138

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	$6,884,954
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	364,361
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	719,781
4,484,000	Qwest Corp., 6.875%, 9/15/2033	4,388,071
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,349,938
1,790,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,980,187
1,010,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,162,762
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	822,603
450,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	491,604
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	467,404
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,602,511
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	1,332,771
625,000	Windstream Services LLC, 7.750%, 10/15/2020	500,000

		33,245,510

	Total Non-Convertible Bonds (Identified Cost $742,299,488)	755,666,824

Convertible Bonds – 5.2%
	Building Materials – 0.5%
5,140,000	KB Home, 1.375%, 2/01/2019	5,393,787

	Chemicals – 0.0%
332,000	RPM International, Inc., 2.250%, 12/15/2020	382,630

	Consumer Products – 0.0%
270,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	267,300

	Diversified Manufacturing – 0.1%
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	683,719

	Finance Companies – 0.3%
2,840,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	3,841,100

	Healthcare – 0.0%
210,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	255,675

	Leisure – 0.3%
2,800,000	Rovi Corp., 0.500%, 3/01/2020	2,833,432

	Midstream – 0.2%
1,130,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	1,036,775

	Midstream – continued
990,000	SM Energy Co., 1.500%, 7/01/2021	929,363

		1,966,138

	Pharmaceuticals – 0.1%
205,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	207,691
285,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	341,109

		548,800

	Property & Casualty Insurance – 2.1%
550,000	Jefferies Group LLC, 3.875%, 11/01/2029	550,687
17,245,000	Old Republic International Corp., 3.750%, 3/15/2018	22,052,044

		22,602,731

	REITs – Mortgage – 0.0%
430,000	iStar, Inc., 3.125%, 9/15/2022, 144A	433,763

	Technology – 1.6%
300,815	Liberty Interactive LLC, 3.500%, 1/15/2031	301,469
110,000	Nuance Communications, Inc., 1.000%, 12/15/2035	103,170
775,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	748,844
9,404,000	Nuance Communications, Inc., 1.500%, 11/01/2035	9,368,735
4,095,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	4,699,012
2,020,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	2,110,900

		17,332,130

	Total Convertible Bonds
	(Identified Cost $49,124,929)	56,541,205

Municipals – 0.7%

	Michigan – 0.2%
2,095,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	2,068,728

	Virginia – 0.5%
5,825,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	5,328,652

	Total Municipals
	(Identified Cost $7,902,119)	7,397,380

	Total Bonds and Notes
	(Identified Cost $799,326,536)	819,605,409

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – 0.1%

	Other Utility – 0.1%
$790,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(f)	$785,063

	Total Senior Loans
	(Identified Cost $786,719)	785,063

Shares

Common Stocks – 1.9%

	Automobiles – 0.4%
341,305	Ford Motor Co.	4,085,421

	Diversified Telecommunication Services – 0.0%
6,123	Hawaiian Telcom Holdco, Inc.(d)	182,588

	Electronic Equipment, Instruments & Components – 0.5%
205,167	Corning, Inc.	6,138,597

	Media – 0.0%
6,787	Dex Media, Inc.(a)(b)(c)(d)(m)	39,364

	Oil, Gas & Consumable Fuels – 0.1%
54,259	Chesapeake Energy Corp.(d)	233,314
11,107	Paragon Offshore Ltd.(a)(c)(d)	180,489
11,107	Paragon Offshore Ltd., Litigation Units Class A(a)(c)(d)(o)	9,996
16,661	Paragon Offshore Ltd., Litigation Units Class B(a)(c)(d)(p)	313,776

		737,575

	Pharmaceuticals – 0.9%
160,000	Bristol-Myers Squibb Co.	10,198,400

	Total Common Stocks
	(Identified Cost $14,119,540)	21,381,945

Preferred Stocks – 1.3%

Convertible Preferred Stocks – 1.0%

	Banking – 0.3%
2,844	Bank of America Corp., Series L, 7.250%	3,701,381

	Communications – 0.0%
2,083	Cincinnati Bell, Inc., 6.750%	104,962

	Energy – 0.4%
96,065	El Paso Energy Capital Trust I, 4.750%	4,707,185

	Midstream – 0.2%
10,213	Chesapeake Energy Corp., 4.500%	517,901
12,055	Chesapeake Energy Corp., 5.000%	697,683
660	Chesapeake Energy Corp., Series A, 5.750%, 144A	377,438

		1,593,022

	REITs – Health Care – 0.1%
7,400	Welltower, Inc., 6.500%	469,382

	REITs – Mortgage – 0.0%
5,223	iStar, Inc., Series J, 4.500%	259,061

	Total Convertible Preferred Stocks
	(Identified Cost $9,297,669)	10,834,993

Non-Convertible Preferred Stocks – 0.3%

	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	9,354
2,876	Entergy New Orleans, Inc., 4.750%	297,397
4,670	Union Electric Co., 4.500%	467,000

		773,751

	Metals & Mining – 0.2%
68,395	Arconic, Inc., 5.375%	2,660,565

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,570,284)	3,434,316

	Total Preferred Stocks
	(Identified Cost $12,867,953)	14,269,309

Principal Amount (‡)

Short-Term Investments – 20.5%
$5,670,000	Federal Home Loan Bank Discount Notes, 1.060%, 1/19/2018(k)	5,651,459
21,880,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(k)	21,863,152
20,000,000	Federal National Mortgage Association Discount Notes, 1.040%, 11/08/2017(k)	19,979,440
48,681,203	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $48,682,582 on 10/02/2017 collateralized by $47,525,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $49,655,546 including accrued interest (Note 2 of Notes to Financial Statements)	48,681,203
28,120,000	U.S. Treasury Bills, 1.020%, 10/12/2017(k)	28,112,780
25,000,000	U.S. Treasury Bills, 1.015%, 11/09/2017(k)	24,974,675
43,705,000	U.S. Treasury Bills, 1.020%, 11/30/2017(k)	43,634,146
27,410,000	U.S. Treasury Bills, 0.993%-0.995%, 10/05/2017(k)(l)	27,408,341

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$4,330,000	U.S. Treasury Cash Management Bills, 1.025%, 1/02/2018(k)	$4,318,603

Total Short-Term Investments
	(Identified Cost $224,612,509)	224,623,799

Total Investments – 98.8%
	(Identified Cost $1,051,713,257)	1,080,665,525
	Other assets less liabilities—1.2%	12,756,472

	Net Assets – 100.0%	$1,093,421,997

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Illiquid security. (Unaudited)
(c)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $4,592,035 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Non-income producing security.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $21,869,512 or 2.0% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(g)	Perpetual bond with no specified maturity date.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(m)	Security subject to restrictions on resale. This security was acquired on August 12, 2016 at a cost of $33,062. At September 30, 2017, the value of this security amounted to $39,364 or less than 0.1% of net assets.
(n)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(o)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $73,304. At September 30, 2017, the value of this security amounted to $9,996 or less than 0.1% of net assets.
(p)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $1,466,032. At September 30, 2017, the value of this security amounted to $313,776 or less than 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $160,767,978 or 14.7% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2017

Banking	10.6%
Treasuries	9.9
Finance Companies	4.5
Automotive	3.5
Wirelines	3.0
Electric	3.0
Property & Casualty Insurance	2.8
Healthcare	2.7
Independent Energy	2.7
Midstream	2.6
Technology	2.5
Airlines	2.5
Aerospace & Defense	2.3
Local Authorities	2.2
Other Investments, less than 2% each	23.5
Short-Term Investments	20.5

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 97.6% of Net Assets

Non-Convertible Bonds – 97.5%

	Argentina – 0.4%
81,750,000	Argentine Bonos del Tesoro, 21.200%, 9/19/2018, (ARS)	$4,701,368

	Australia – 3.7%
4,695,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A(a)	4,901,949
14,770,000	Australia Government International Bond, Series 142, 4.250%, 4/21/2026, (AUD)(a)	12,896,935
25,475,000	Queensland Treasury Corp., Series 23, 4.250%, 7/21/2023, 144A, (AUD)(a)	21,559,432

		39,358,316

	Barbados – 0.3%
837,500	Global SC Finance II S.r.l., Series 2013-1A, Class A, 2.980%, 4/17/2028, 144A(a)	830,383
2,494,167	Global SC Finance II S.r.l., Series 2014-1A, Class A1, 3.190%, 7/17/2029, 144A(a)	2,476,863

		3,307,246

	Belgium – 0.4%
470,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036(a)	518,190
3,720,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/01/2046(a)	4,201,992

		4,720,182

	Bermuda – 0.1%
1,480,000	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(a)	1,477,739

	Brazil – 2.4%
33,200(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	10,683,144
3,855,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	4,091,119
920,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	996,360
1,275,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,260,337
1,910,000	Petrobras Global Finance BV, EMTN, 6.250%, 12/14/2026, (GBP)	2,699,636
3,090,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027	3,244,500
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,238,700
170,000	Vale Overseas Ltd., 6.250%, 8/10/2026	192,899

		25,406,695

	Canada – 4.2%
1,985,000	Alimentation Couche-Tard, Inc., 1.875%, 5/06/2026, (EUR)(a)	2,410,118
910,000	Alimentation Couche-Tard, Inc., 3.550%, 7/26/2027, 144A	917,670
580,000	Alimentation Couche-Tard, Inc., 4.500%, 7/26/2047, 144A	602,097

	Canada – continued
1,250,000	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(a)	994,019
11,065,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(a)	8,406,385
5,985,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	4,680,843
4,525,000	Canadian Government International Bond, 1.250%, 9/01/2018, (CAD)(a)	3,622,248
1,640,000	Canadian Natural Resources Ltd., 2.950%, 1/15/2023	1,630,406
1,720,000	Canadian Natural Resources Ltd., 3.850%, 6/01/2027	1,738,853
500,000	Canadian Natural Resources Ltd., GMTN, 4.950%, 6/01/2047	524,255
3,455,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)	2,766,547
1,905,000	Great-West Lifeco Finance Delaware LP, 4.150%, 6/03/2047, 144A	1,957,136
2,763,804	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)(a)	2,209,360
7,400,000	Province of British Columbia, 4.300%, 6/18/2042, (CAD)(a)	6,983,489
3,210,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	2,871,879
2,610,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	2,054,657

		44,369,962

	Chile – 1.1%
3,340,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.500%, 3/01/2021, 144A, (CLP)	5,369,376
5,420,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A(a)	5,774,794

		11,144,170

	China – 0.2%
1,355,000	State Grid Overseas Investment 2016 Ltd., 1.250%, 5/19/2022, (EUR)	1,634,545

	Colombia – 0.5%
13,607,000,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(a)	4,927,784

	Denmark – 1.0%
60,330,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(a)	10,735,842

	Finland – 0.1%
630,000	Nokia Oyj, 4.375%, 6/12/2027	648,113

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	France – 3.4%
1,800,000	AXA S.A., EMTN, (fixed rate to 1/16/2034, variable rate thereafter), 5.625%, 1/16/2054, (GBP)(b)(c)	$2,776,317
1,340,000	BNP Paribas S.A., 3.800%, 1/10/2024, 144A(a)	1,392,996
1,840,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	1,921,310
3,795,000	BNP Paribas S.A., 4.625%, 3/13/2027, 144A(a)	4,017,525
200,000	BNP Paribas S.A., EMTN, 2.750%, 1/27/2026, (EUR)	253,403
2,695,000	Credit Agricole S.A., 4.125%, 1/10/2027, 144A(a)	2,816,812
8,505,000	France Government Bond OAT, 0.500%, 5/25/2026, (EUR)(a)	9,986,543
1,315,000	France Government Bond OAT, 4.500%, 4/25/2041, (EUR)(a)	2,448,641
8,315,000	French Republic Government Bond OAT, Zero Coupon, 5/25/2022, (EUR)	9,903,576

		35,517,123

	Germany – 5.0%
6,500,000	Allianz SE, (fixed rate to 7/07/2025, variable rate thereafter), 2.241%, 7/07/2045, (EUR)	7,865,937
12,360,000	Bundesrepublik Deutschland, 0.500%, 2/15/2025, (EUR)(a)	15,073,300
22,475,000	Bundesrepublik Deutschland, 1.000%, 8/15/2025, (EUR)(a)	28,365,525
1,200,000	Deutsche Bank AG, EMTN, 4.500%, 5/19/2026, (EUR)	1,590,359

		52,895,121

	Hong Kong – 0.2%
1,715,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(a)	1,715,507

	Indonesia – 1.5%
202,531,000,000	Indonesia Government International Bond, Series FR53, 8.250%, 7/15/2021, (IDR)	16,089,403

	Ireland – 1.7%
875,000	Bank of Ireland Mortgage Bank, 1.750%, 3/19/2019, (EUR)	1,065,283
2,495,000	Bank of Ireland Mortgage Bank, EMTN, 3.625%, 10/02/2020, (EUR)(a)	3,278,994
2,625,000	Bank of Ireland Mortgage Bank, Series 47, 0.500%, 1/20/2020, (EUR)(a)	3,154,126
8,995,000	Ireland Government Bond, 2.000%, 2/18/2045, (EUR)(a)	10,898,887

		18,397,290

	Israel – 0.3%
$3,215,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023(a)	3,066,441

	Italy – 6.1%
2,462,223	Asti RMBS S.r.l., Series 1, Class A, 3-month EURIBOR + 1.250%, 0.921%, 12/27/2060, (EUR)(a)(d)	2,945,841
744,340	Berica ABS S.r.l., Series 3, Class A, 3-month EURIBOR + 1.050%, 0.719%, 6/30/2061, (EUR)(a)(d)	887,054
763,449	Berica Residential S.r.l., Series 8, Class A, 6-month EURIBOR + 0.200%, 0.066%, 3/31/2048, (EUR)(a)(d)	898,824
827,163	Claris Finance S.r.l., Series 2014-1, Class A1, 3-month EURIBOR + 1.150%, 0.821%, 12/28/2061, (EUR)(a)(d)	987,432
3,200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A(a)	3,944,357
1,660,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)(a)	2,974,978
650,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	660,792
1,645,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A(a)	1,733,613
870,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	1,106,976
4,800,000	Italy Buoni Poliennali Del Tesoro, 1.250%, 12/01/2026, (EUR)(a)	5,338,839
6,910,000	Italy Buoni Poliennali Del Tesoro, 3.750%, 5/01/2021, (EUR)(a)	9,156,658
6,585,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(a)	9,252,380
1,145,000	Leonardo SpA, EMTN, 1.500%, 6/07/2024, (EUR)	1,350,467
2,000,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	2,445,000
4,751,000	Republic of Italy, 6.875%, 9/27/2023(a)	5,691,698
4,218,155	Siviglia SPV S.r.l., Series 2012-1, Class A, 3-month EURIBOR + 0.500%, 0.169%, 10/25/2055, (EUR)(a)(d)	4,943,506
3,570,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	3,659,481
2,700,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	2,834,271
1,106,813	Vela Home S.r.l., Series 4, Class A2, 3-month EURIBOR + 0.190%, 0.044%, 10/25/2042, (EUR)(a)(d)	1,299,755
1,425,395	Voba N 3 S.r.l., Series 2011-3, Class A2, 3-month EURIBOR + 1.000%, 0.671%, 11/23/2047, (EUR)(a)(d)	1,695,111

		63,807,033

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued
	Japan – 9.4%
424,774,800(†††)	Japan Government CPI Linked Bond, Series 19, 0.100%, 9/10/2024, (JPY)(a)	$3,918,419
2,255,853,600(†††)	Japan Government CPI Linked Bond, Series 20, 0.100%, 3/10/2025, (JPY)(a)	20,819,583
451,089,378(†††)	Japan Government CPI Linked Bond, Series 21, 0.100%, 3/10/2026, (JPY)(a)	4,170,640
192,600,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)(a)	1,783,114
575,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2021, (JPY)(a)	5,356,685
480,200,000	Japan Government Thirty Year Bond, 0.300%, 6/20/2046, (JPY)	3,684,471
572,450,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)(a)	6,192,686
1,688,950,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)(a)	18,810,423
1,083,100,000	Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	12,874,187
715,100,000	Japan Government Twenty Year Bond, 1.500%, 6/20/2034, (JPY)(a)	7,464,621
174,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2027, (JPY)	1,863,025
1,072,200,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)(a)	11,852,181

		98,790,035

	Korea – 0.6%
47,920,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)(a)	6,077,648

	Malaysia – 0.4%
16,625,000	Malaysia Government Bond, 3.795%, 9/30/2022, (MYR)(a)	3,957,730

	Mexico – 2.1%
3,120,000	America Movil SAB de CV, 3.125%, 7/16/2022(a)	3,197,643
1,274,219(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(a)	6,953,905
1,074,448(††††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	6,158,458
2,080,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A(a)	2,158,000
760,000	Mexico City Airport Trust, 5.500%, 7/31/2047, 144A	769,424

	Mexico – continued
660,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	826,787
2,365,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(a)	2,391,606

		22,455,823

	Netherlands – 0.8%
4,000,000	ING Groep NV, EMTN, EUR 5-year Swap Rate + 2.850%, 3.000%, 4/11/2028, (EUR)(a)(d)	5,142,467
3,445,000	Ziggo Bond Finance BV, 6.000%, 1/15/2027, 144A	3,565,575

		8,708,042

	New Zealand – 1.0%
12,600,000	New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	10,475,603

	Norway – 0.2%
19,360,000	Norway Government Bond, 2.000%, 5/24/2023, 144A, (NOK)	2,539,744

	Poland – 0.2%
2,855,000	Poland Government International Bond, 3.250%, 7/25/2019, (PLN)	803,688
5,195,000	Poland Government International Bond, Series 0421, 2.000%, 4/25/2021, (PLN)(a)	1,407,305

		2,210,993

	Portugal – 1.4%
1,725,000	EDP Finance BV, 3.625%, 7/15/2024, 144A	1,739,162
3,625,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	3,759,560
550,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	577,076
1,910,000	EDP Finance BV, EMTN, 1.125%, 2/12/2024, (EUR)	2,265,692
4,745,000	EDP Finance BV, EMTN, 2.000%, 4/22/2025, (EUR)(a)	5,873,606

		14,215,096

	Qatar – 0.1%
800,000	Ooredoo International Finance Ltd., MTN, 5.000%, 10/19/2025	872,166

	Romania – 0.1%
1,010,000	Romanian Government International Bond, 2.875%, 5/26/2028, 144A, (EUR)	1,241,588

	Singapore – 0.3%
3,630,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)(a)	2,739,527

	South Africa – 1.5%
2,140,000	Myriad International Holdings BV, 4.850%, 7/06/2027, 144A	2,210,598
214,610,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(a)	13,205,060

		15,415,658

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Spain – 2.6%
1,000,000	Banco Bilbao Vizcaya Argentaria S.A., 3.500%, 12/05/2017, (EUR)(a)	$1,189,807
2,600,000	Santander Issuances SAU, 5.179%, 11/19/2025(a)	2,798,700
1,500,000	Santander Issuances SAU, EMTN, 3.125%, 1/19/2027, (EUR)	1,884,866
5,165,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	7,788,025
9,300,000	Spain Government Bond, 5.850%, 1/31/2022, 144A, (EUR)(a)	13,676,379

		27,337,777

	Supranationals – 1.0%
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,383,111
67,150,000	Nordic Investment Bank, GMTN, 1.375%, 7/15/2020, (NOK)(a)	8,537,143

		10,920,254

	Sweden – 0.5%
39,605,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)	5,225,615

	Switzerland – 0.4%
4,150,000	Holcim U.S. Finance S.a.r.l. & Cie SCS, 5.150%, 9/12/2023, 144A(a)	4,602,359

	Thailand – 0.5%
188,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	5,546,755

	Turkey – 0.5%
18,515,000	Turkey Government Bond, 11.000%, 3/02/2022, (TRY)	5,227,716

	United Arab Emirates – 0.3%
1,560,000	DP World Ltd., 3.250%, 5/18/2020, 144A	1,584,960
1,175,000	DP World Ltd., EMTN, 3.250%, 5/18/2020	1,193,800

		2,778,760

	United Kingdom – 9.2%
492,118	Auburn Securities PLC, Series 4, Class A2, GBP 1-month LIBOR + 0.400%, 0.649%, 10/01/2041, (GBP)(a)(d)	651,163
4,770,000	Aviva PLC, (fixed rate to 12/04/2025, variable rate thereafter), 3.375%, 12/04/2045, (EUR)	5,947,455
1,020,000	Barclays PLC, 4.337%, 1/10/2028	1,053,145
1,660,000	Barclays PLC, 4.375%, 1/12/2026	1,733,194
1,300,000	Barclays PLC, 5.200%, 5/12/2026(a)	1,387,950
675,000	Barclays PLC, EMTN, (fixed rate to 11/11/2020, variable rate thereafter), 2.625%, 11/11/2025, (EUR)(a)	825,405
3,635,000	BAT Capital Corp., 3.222%, 8/15/2024, 144A	3,643,956
3,790,000	BAT Capital Corp., 3.557%, 8/15/2027, 144A	3,828,098

	United Kingdom – continued
$1,465,000	BAT Capital Corp., 4.390%, 8/15/2037, 144A	1,503,398
3,596,000	Channel Link Enterprises Finance PLC, Series A5, (fixed rate to 6/30/2029, variable rate thereafter), 3.043%, 6/30/2050, (GBP)	4,808,798
1,370,000	Channel Link Enterprises Finance PLC, Series A7, (fixed rate to 6/30/2022, variable rate thereafter), 1.761%, 6/30/2050, (EUR)	1,643,020
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/30/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)	1,277,124
2,268,000	Co-Operative Bank PLC, 4.750%, 11/11/2021, (GBP)(a)	3,330,169
333,979	Eurosail PLC, Series 2007-1X, Class A3C, GBP 3-month LIBOR + 0.160%, 0.462%, 3/13/2045, (GBP)(a)(d)	438,505
162,322	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 0.452%, 3/13/2045, (GBP)(d)	211,990
2,300,000	FCE Bank PLC, EMTN, 1.615%, 5/11/2023, (EUR)	2,802,798
156,639	Great Hall Mortgages PLC, Series 2006-1, Class A2A, GBP 3-month LIBOR + 0.150%, 0.483%, 6/18/2038, (GBP)(d)	206,440
460,000	HBOS PLC, EMTN, (fixed rate to 3/18/2025, variable rate thereafter), 4.500%, 3/18/2030, (EUR)(a)	636,712
3,190,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(a)	5,208,444
585,000	Lloyds Banking Group PLC, 3.750%, 1/11/2027	595,202
1,030,000	Lloyds Banking Group PLC, 4.650%, 3/24/2026	1,089,020
420,000	Noble Holding International Ltd., 5.250%, 3/15/2042	275,100
200,000	Noble Holding International Ltd., 6.050%, 3/01/2041	136,500
305,000	Noble Holding International Ltd., 6.200%, 8/01/2040	211,213
3,160,000	Noble Holding International Ltd., 7.750%, 1/15/2024	2,804,500
480,587	Precise Mortgage Funding, Series 2014-1, Class A, GBP 3-month LIBOR + 0.800%, 1.092%, 9/12/2047, (GBP)(a)(d)	644,459
194,631	Precise Mortgage Funding PLC, Series 2015-1, Class A, GBP 3-month LIBOR + 0.950%, 1.242%, 3/12/2048, (GBP)(a)(d)	261,213
365,478	Residential Mortgage Securities PLC, Series 28, Class A, GBP 3-month LIBOR + 1.150%, 1.455%, 6/15/2046, (GBP)(a)(d)	493,070

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
671,017	RMAC PLC, Series 2005-NS3X, Class A2C, 3-month EURIBOR + 0.360%, 0.029%, 6/12/2043, (EUR)(a)(d)	$773,166
2,063,983	RMAC PLC, Series 2005-NS4X, Class A3A, GBP 3-month LIBOR + 0.340%, 0.632%, 12/12/2043, (GBP)(a)(d)	2,687,148
200,797	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 0.442%, 6/12/2044, (GBP)(d)	256,749
8,135,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024(a)	8,655,372
185,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	204,595
445,000	Royal Bank of Scotland Group PLC, 6.100%, 6/10/2023	492,971
425,000	Royal Bank of Scotland Group PLC, EMTN, (fixed rate to 3/25/2019, variable rate thereafter), 3.625%, 3/25/2024, (EUR)	520,071
3,778,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(a)	3,946,499
3,245,000	Sky PLC, 3.750%, 9/16/2024, 144A	3,329,421
315,000	Sky PLC, EMTN, 2.500%, 9/15/2026, (EUR)	399,033
2,195,000	Standard Chartered PLC, EMTN, 5.125%, 6/06/2034, (GBP)(a)	3,210,810
1,860,000	Standard Life Aberdeen PLC, EMTN, 5-year UK Government Bond + 4.850%, 5.500%, 12/04/2042, (GBP)(d)	2,762,959
4,410,000	Tesco PLC, EMTN, 5.000%, 3/24/2023, (GBP)	6,502,027
1,290,000	Towd Point Mortgage Funding PLC, Series 16-GR1A, Class B, GBP 3-month LIBOR + 1.400%, 1.688%, 7/20/2046, 144A, (GBP)(a)(d)	1,740,928
3,385,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	6,024,262
1,845,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(a)	3,455,043
1,530,000	Virgin Media Finance PLC, MTN, 4.500%, 1/15/2025, (EUR)	1,889,681
1,640,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, (GBP)	2,261,505

		96,760,281

	United States – 31.5%
889,343	AASET Trust, Series 2017-1A, Class A, 3.967%, 5/16/2042, 144A	895,326
390,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	3,458,341
2,370,000	Aircastle Ltd., 4.125%, 5/01/2024	2,452,950
3,740,000	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	3,912,788

	United States – continued
$2,285,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024(a)	2,267,659
2,745,000	Anadarko Petroleum Corp., 5.550%, 3/15/2026(a)	3,065,729
3,150,000	AT&T, Inc., 3.900%, 8/14/2027	3,156,132
2,350,000	AT&T, Inc., 4.350%, 6/15/2045(a)	2,156,879
295,000	AT&T, Inc., 4.800%, 6/15/2044(a)	287,003
3,100,000	AT&T, Inc., 4.900%, 8/14/2037	3,133,002
3,140,000	Aviation Capital Group Corp., 4.875%, 10/01/2025, 144A(a)	3,413,847
1,900,000	Bank of America Corp., MTN, 4.450%, 3/03/2026	2,008,747
2,365,000	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7, Class A1, 3.105%, 9/28/2032, 144A(e)(i)	2,365,000
964,328	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	998,605
883,100	Bayview Opportunity Master Fund IVb Trust, Series 2017-RN1, Class A1, 3.598%, 2/28/2032, 144A(i)	883,871
440,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	437,815
920,000	Brixmor Operating Partnership LP, 3.850%, 2/01/2025	920,617
450,000	Brixmor Operating Partnership LP, 3.900%, 3/15/2027	446,630
950,000	Brixmor Operating Partnership LP, 4.125%, 6/15/2026	957,934
1,560,000	Celgene Corp., 4.625%, 5/15/2044	1,683,075
3,244,479	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A(a)	3,198,341
2,930,000	Citigroup, Inc., 4.090%, 6/09/2025, (CAD)(a)	2,397,798
1,520,000	Citigroup, Inc., 4.400%, 6/10/2025(a)	1,600,181
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A(a)	2,617,704
2,800,000	Commercial Mortgage Trust, Series 2014-PAT, Class D, 1-month LIBOR + 2.150%, 3.467%, 8/13/2027, 144A(d)	2,803,503
3,700,000	Commercial Mortgage Trust, Series 2016-SAVA, Class A, 1-month LIBOR + 1.720%, 2.955%, 10/15/2034, 144A(a)(d)	3,713,867
98,531	Continental Airlines Pass Through Certificates, Series 2000-2, Class B, 8.307%, 10/02/2019	100,837
5,300,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	5,412,625
427,000	Continental Resources, Inc., 3.800%, 6/01/2024	412,055
1,635,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,639,087
78,000	Continental Resources, Inc., 5.000%, 9/15/2022	79,268

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)	$5,335,081
2,520,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class B, 2.940%, 10/15/2024, 144A(a)	2,525,725
902,524	Credit Suisse Mortgage Capital Certificates, Series 2009-13R, Class 3A1, 3.194%, 11/26/2036, 144A(i)	899,831
470,000	DDR Corp., 3.900%, 8/15/2024	473,468
1,485,000	DDR Corp., 4.625%, 7/15/2022	1,573,854
2,833,212	Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.250%, 1/30/2025(a)	2,952,207
680,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	510,000
1,800,000	Diamond Offshore Drilling, Inc., 7.875%, 8/15/2025	1,903,500
1,645,000	Discovery Communications LLC, 2.500%, 9/20/2024, (GBP)	2,153,622
1,615,000	Discovery Communications LLC, 5.200%, 9/20/2047	1,638,831
3,150,000	Enable Midstream Partners LP, 4.400%, 3/15/2027	3,203,904
2,755,000	Energy Transfer LP, 5.150%, 3/15/2045	2,691,407
2,274,050	Exeter Automobile Receivables Trust, Series 2017-2A, Class A, 2.110%, 6/15/2021, 144A(a)	2,277,155
1,121,307	FHLMC, 4.000%, 12/01/2046	1,190,958
169,791	FHLMC, 4.500%, 8/01/2044	185,569
10,111,655	FNMA, 2.500%, 10/01/2046(a)	9,794,549
2,243,938	FNMA, 3.000%, with various maturities in 2046(f)	2,258,187
10,367,319	FNMA, 3.500%, with various maturities from 2045 to 2047(a)(f)	10,737,806
3,136,416	FNMA, 4.500%, with various maturities from 2043 to 2046(a)(f)	3,390,081
6,260,000	FNMA (TBA), 4.000%, 11/01/2047(g)	6,581,314
6,270,000	Ford Motor Credit Co. LLC, 4.050%, 12/10/2018, (AUD)(a)	4,988,178
185,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	176,675
915,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	854,953
589,417	GCAT LLC, Series 2017-4, Class A1, 3.228%, 5/25/2022, 144A(i)	591,303
2,853,423	GCAT LLC, Series 2017-5, Class A1, 3.228%, 7/25/2047, 144A(i)	2,853,560
50,000,000	General Electric Co., EMTN, 4.208%, 12/06/2021, (SEK)(a)	6,943,056
3,900,000	General Motors Financial Co., Inc., 4.000%, 1/15/2025	3,977,476
3,100,000	General Motors Financial Co., Inc., 4.300%, 7/13/2025	3,200,710
2,330,000	Gilead Sciences, Inc., 4.150%, 3/01/2047(a)	2,386,913
1,264,259	GNMA, 1-month LIBOR + 1.794%, 3.014%, 5/20/2064(a)(d)	1,311,230

	United States – continued
$1,402,239	GNMA, 1-month LIBOR + 2.029%, 3.251%, 11/20/2064(a)(d)	1,498,580
1,577,154	GNMA, 1-month LIBOR + 2.029%, 3.377%, 11/20/2064(a)(d)	1,687,010
2,429,248	GNMA, 1-month LIBOR + 2.313%, 3.538%, 10/20/2063(a)(d)	2,599,458
483,856	GNMA, 4.465%, 4/20/2065(a)(i)	525,010
3,114,658	GNMA, 4.520%, 12/20/2061(a)(i)	3,187,326
1,564,546	GNMA, 4.531%, 1/20/2063(a)(i)	1,632,451
594,106	GNMA, 4.537%, 6/20/2062(a)(i)	610,565
1,636,900	GNMA, 4.586%, 2/20/2065(a)(i)	1,774,869
1,713,586	GNMA, 4.660%, 7/20/2064(a)(i)	1,854,524
4,863,599	GNMA, 4.667%, with various maturities in 2064(a)(f)(i)	5,247,413
2,560,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	2,771,200
225,000	HCA, Inc., 4.750%, 5/01/2023	237,375
1,615,000	HCA, Inc., 5.000%, 3/15/2024	1,719,975
305,000	HCA, Inc., 5.250%, 4/15/2025	329,781
1,795,000	HCA, Inc., 5.375%, 2/01/2025	1,891,481
1,130,011	Hilton Grand Vacations Trust, Series 2013-A, Class A, 2.280%, 1/25/2026, 144A(a)	1,125,835
1,400,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	1,470,000
871,687	Honor Automobile Trust Securitization, Series 2016-1A, Class A, 2.940%, 11/15/2019, 144A(a)	874,872
3,810,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A(a)	3,924,300
3,800,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1-month LIBOR + 1.450%, 2.427%, 8/15/2027, 144A(a)(d)	3,799,995
387,348	JPMorgan Resecuritization Trust, Series 2010-4, Class A2, 2.955%, 9/26/2035, 144A(a)(i)	386,611
1,905,000	Kimco Realty Corp., 3.300%, 2/01/2025	1,903,967
75,000	Kimco Realty Corp., 3.800%, 4/01/2027	75,748
2,135,000	Kraft Heinz Foods Co., 3.000%, 6/01/2026	2,045,099
1,180,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,165,171
1,590,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 3/15/2022, 144A	1,621,800
2,785,000	Liberty Mutual Group, Inc., 4.850%, 8/01/2044, 144A(a)	3,029,970
3,998,607	Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.980%, 1/15/2045, 144A(a)	3,973,407
959,963	Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.500%, 5/20/2030, 144A(a)(i)	968,663
835,000	MetLife, Inc., 6.400%, 12/15/2066	962,338
960,000	MPLX LP, 4.875%, 12/01/2024	1,034,460

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$3,620,000	MPLX LP, 4.875%, 6/01/2025	$3,879,589
265,000	MPLX LP, 5.200%, 3/01/2047	277,451
2,115,000	Mylan NV, 3.950%, 6/15/2026	2,153,291
1,895,000	Newfield Exploration Co., 5.375%, 1/01/2026	1,992,119
2,215,000	Newfield Exploration Co., 5.625%, 7/01/2024	2,375,587
3,477,305	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.000%, 6/25/2057, 144A(i)	3,479,108
3,540,000	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A(a)	3,601,482
308,011	Orange Lake Timeshare Trust, Series 2012-AA, Class B, 4.870%, 3/10/2027, 144A	310,788
218,330	OWS Structured Asset Trust, Series 2016-NPL1, Class A1, 3.750%, 7/25/2056, 144A(i)	220,028
5,360,000	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A1, 3.470%, 9/25/2022, 144A(e)(i)	5,360,000
850,000,000	Procter & Gamble Co. (The), 0.275%, 5/08/2020, (JPY)(a)	7,583,110
2,015,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	2,115,750
290,000	SM Energy Co., 5.000%, 1/15/2024	273,325
95,000	SM Energy Co., 5.625%, 6/01/2025	90,250
125,000	SM Energy Co., 6.125%, 11/15/2022	125,313
25,000	SM Energy Co., 6.500%, 11/15/2021	25,250
675,000	SM Energy Co., 6.500%, 1/01/2023	680,063
1,105,000	SM Energy Co., 6.750%, 9/15/2026	1,105,000
695,000	Southwestern Energy Co., 4.100%, 3/15/2022	668,069
3,800,000	Southwestern Energy Co., 6.700%, 1/23/2025	3,857,000
3,214,728	Spirit Airlines Pass Through Certificates, Series 2015-1, Class B, 4.450%, 10/01/2025(a)	3,335,280
2,804,917	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A(a)	2,824,036
865,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	876,894
7,429,695	Trinity Rail Leasing LLC, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A(a)	7,800,321
5,750,000	U.S. Treasury Bond, 2.250%, 8/15/2027	5,710,918
5,840,000	U.S. Treasury Bond, 2.875%, 5/15/2043(a)(j)	5,886,537
19,889,626	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(h)	19,888,279
6,310,000	U.S. Treasury Note, 1.000%, 12/31/2017	6,307,646
3,475,000	U.S. Treasury Note, 1.625%, 8/31/2022	3,427,219

	United States – continued
1,222,080	United Airlines Pass Through Trust, Series 2013-1, Class B, 5.375%, 2/15/2023	1,283,184
105,000	Universal Health Services, Inc., 5.000%, 6/01/2026, 144A	110,513
565,000	Verizon Communications, Inc., 3.850%, 11/01/2042	500,443
2,045,000	Verizon Owner Trust, Series 2016-2A, Class A, 1.680%, 5/20/2021, 144A(a)	2,038,544
633,250	VOLT LV LLC, Series 2017-NPL2, Class A1, 3.500%, 3/25/2047, 144A(i)	637,923
2,325,922	VOLT LVI LLC, Series 2017-NPL3, Class A1, 3.500%, 3/25/2047, 144A(i)	2,343,761
2,050,512	VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.375%, 4/25/2047, 144A(i)	2,061,691
3,175,249	VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.125%, 6/25/2047, 144A(i)	3,183,380
249,596	VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.500%, 2/25/2055, 144A(i)	250,403
213,640	VOLT XXIV LLC, Series 2015-NPL6, Class A1, 3.500%, 2/25/2055, 144A(i)	214,844
570,000,000	Wal-Mart Stores, Inc., 0.183%, 7/15/2022, (JPY)	5,046,890
6,745,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	6,626,962
2,875,000	Zimmer Biomet Holdings, Inc., 2.425%, 12/13/2026, (EUR)	3,549,944

		332,445,758

	Uruguay – 0.3%
19,680,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	700,210
60,830,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	2,265,905

		2,966,115

	Total Non-Convertible Bonds
	(Identified Cost $1,008,543,326)	1,027,430,923

Convertible Bonds – 0.1%

	United States – 0.1%
1,290,000	Whiting Petroleum Corp., 1.250%, 4/01/2020 (Identified Cost $1,152,621)	1,149,713

	Total Bonds and Notes
	(Identified Cost $1,009,695,947)	1,028,580,636

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 1.6%
$17,145,449	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $17,145,935 on 10/02/2017 collateralized by $17,365,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $17,490,236 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $17,145,449)	$17,145,449

Total Investments – 99.2%
	(Identified Cost $1,026,841,396)	1,045,726,085
	Other assets less liabilities—0.8%	8,772,247

	Net Assets – 100.0%	$1,054,498,332

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $2,776,317 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Treasury Inflation Protected Security (TIPS).
(i)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(j)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $244,200,666 or 23.2% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/20/2017	MXN	S	92,565,000	$5,106,189	$5,020,573	$85,616
Citibank N.A.	12/20/2017	EUR	B	13,460,000	16,182,893	15,977,601	(205,292)
Citibank N.A.	12/20/2017	EUR	S	40,045,000	47,805,721	47,535,145	270,576
Citibank N.A.	12/20/2017	ZAR	S	172,885,000	13,170,901	12,611,936	558,965
Credit Suisse International	12/20/2017	JPY	B	7,367,880,000	67,827,626	65,727,009	(2,100,617)
Credit Suisse International	12/21/2017	KRW	B	2,293,469,000	2,022,459	2,004,382	(18,077)
Credit Suisse International	12/20/2017	CHF	B	7,320,000	7,785,627	7,599,263	(186,364)
Deutsche Bank AG	12/20/2017	BRL	S	39,495,000	12,417,468	12,340,902	76,566
HSBC Bank USA	12/20/2017	CAD	S	16,710,000	13,774,105	13,398,801	375,304
State Street Bank and Trust Company	12/20/2017	GBP	B	1,155,000	1,565,347	1,551,411	(13,936)
State Street Bank and Trust Company	12/20/2017	GBP	S	1,155,000	1,528,989	1,551,411	(22,422)

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	12/20/2017	AUD	S	13,375,000	$10,693,313	$10,481,865	$211,448
UBS AG	12/20/2017	SEK	S	24,065,000	3,045,644	2,968,187	77,457

Total							$(890,776)

At September 30, 2017, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	12/20/2017	GBP	7,890,922	SEK	86,000,000	$10,607,275	$8,086
Credit Suisse International	12/20/2017	AUD	33,235,000	EUR	22,154,658	26,298,536	252,572
Morgan Stanley & Co.	12/20/2017	GBP	4,880,000	EUR	5,329,653	6,326,528	(228,352)
Morgan Stanley & Co.	12/20/2017	JPY	3,015,000,000	EUR	22,930,861	27,219,922	323,864

Total							$356,170

At September 30, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/29/2017	296	$34,798,834	$34,780,000	$(18,834)
German Euro Bund	12/07/2017	76	14,479,395	14,462,631	(16,764)
Ultra Long U.S. Treasury Bond	12/19/2017	88	14,713,586	14,531,000	(182,586)

Total					$(218,184)

At September 30, 2017, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2017	355	$44,769,363	$44,485,938	$283,425
30 Year U.S. Treasury Bond	12/19/2017	195	30,401,289	29,798,437	602,852

Total					$886,277

Industry Summary at September 30, 2017

Treasuries	39.9%
Banking	7.7
Mortgage Related	5.4
ABS Home Equity	4.5
Local Authorities	3.2
Independent Energy	2.7
Life Insurance	2.7
ABS Other	2.6
Government Owned - No Guarantee	2.2
Electric	2.1
Other Investments, less than 2% each	24.6
Short-Term Investments	1.6

Total Investments	99.2
Other assets less liabilities (including forward foreign currency and futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Global Bond Fund – continued

Currency Exposure Summary at September 30, 2017

United States Dollar	42.6%
Euro	18.8
Japanese Yen	11.4
British Pound	5.4
Australian Dollar	3.7
Canadian Dollar	3.7
Other, less than 2% each	13.6

Total Investments	99.2
Other assets less liabilities (including forward foreign currency and futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 94.7% of Net Assets
	Banking – 3.7%
$400,000	BNP Paribas S.A., (fixed rate to 8/19/2025, variable rate thereafter), 7.375%, 144A(a)	$452,000
200,000	Credit Suisse AG, 6.500%, 8/08/2023, 144A	226,000
200,000	Societe Generale S.A., (fixed rate to 1/27/2020, variable rate thereafter), 6.000%(a)	201,310
200,000	UBS Group AG, (fixed rate to 3/22/2021, variable rate thereafter), 6.875%(a)	214,750

		1,094,060

	Construction Machinery – 0.3%
70,000	John Deere Capital Corp., MTN, 2.800%, 9/08/2027	68,821

	Consumer Cyclical Services – 1.7%
170,000	Amazon.com, Inc., 4.050%, 8/22/2047, 144A	173,250
325,000	eBay, Inc., 3.600%, 6/05/2027	323,260

		496,510

	Electric – 1.2%
310,000	FirstEnergy Corp., Series B, 3.900%, 7/15/2027	314,817
45,000	IPALCO Enterprises, Inc., 3.700%, 9/01/2024, 144A	45,110

		359,927

	Independent Energy – 0.3%
65,000	Chesapeake Energy Corp., 8.000%, 6/15/2027, 144A	64,350
25,000	Concho Resources, Inc., 4.875%, 10/01/2047	26,089

		90,439

	Media Entertainment – 0.2%
65,000	Discovery Communications LLC, 3.950%, 3/20/2028	64,534

	Treasuries – 85.9%
917,909	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(b)(c)	875,434
1,353,797	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(b)(c)	1,334,121
1,002,126	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(b)	1,016,647
1,406,692	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)(c)	1,939,093
6,599,912	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2021(b)	6,620,536
2,617,056	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(b)(c)	2,616,879
4,401,544	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(b)(c)	4,280,096
2,601,258	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2025(b)(c)	2,601,577
2,280,105	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(b)(c)	2,252,617
300,213	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(b)	297,337

	Treasuries – continued
$1,455,701	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(b)(c)	$1,475,385

		25,309,722

	Wirelines – 1.4%
405,000	AT&T, Inc., 4.900%, 8/14/2037	409,312

	Total Bonds and Notes
	(Identified Cost $27,973,617)	27,893,325

Senior Loans – 4.5%
	Automotive – 0.7%
202,826	CH Hold Corp., 1st Lien Term Loan, 1-month LIBOR + 3.000%, 4.235%, 2/01/2024(d)	204,347

	Healthcare – 1.3%
198,973	Kindred Healthcare, Inc., New Term Loan, 3-month LIBOR + 3.500%, 4.813%, 4/09/2021(d)	199,056
199,000	Team Health Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 2.750%, 3.985%, 2/06/2024(d)	195,145

	Total Healthcare
	(Identified Cost $398,773)	394,201

	Independent Energy – 0.7%
199,000	MEG Energy Corp., 2017 Term Loan B, 3-month LIBOR + 3.500%, 4.833%, 12/31/2023(d)	198,067

	Retailers – 1.1%
318,546	Staples, Inc., 2017 Term Loan B, 3-month LIBOR + 4.000%, 5.310%, 8/06/2024(d)	317,010

	Technology – 0.7%
199,000	Dell, Inc., 2017 Term Loan B, 1-month LIBOR + 2.500%, 3.740%, 9/07/2023(d)	199,621

	Total Senior Loans
	(Identified Cost $1,321,620)	1,313,246

Short-Term Investments – 0.9%
259,741	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $259,748 on 10/02/2017 collateralized by $265,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $266,911 including accrued interest (Note 2 of Notes to Financial Statements)	259,741

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Inflation Protected Securities Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – continued
$20,000	U.S. Treasury Bills, 1.116%, 01/11/2018(e)(f)	$19,943

Total Short-Term Investments
	(Identified Cost $279,678)	279,684

Total Investments – 100.1%
	(Identified Cost $29,574,915)	29,486,255
	Other assets less liabilities—(0.1)%	(30,000)

	Net Assets – 100.0%	$29,456,255

(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Treasury Inflation Protected Security (TIPS).
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $960,710 or 3.3% of net assets.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

At September 30, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2017	1	125,517	$125,313	$(204)

At September 30, 2017, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/29/2017	24	5,191,084	$5,176,875	$14,209
5 Year U.S. Treasury Note	12/29/2017	21	2,467,609	2,467,500	109
Ultra Long U.S. Treasury Bond	12/19/2017	5	824,758	825,625	(867)

Total					$13,451

Industry Summary at September 30, 2017

Treasuries	85.9%
Banking	3.7
Other Investments, less than 2% each	9.6
Short-Term Investments	0.9

Total Investments	100.1
Other assets less liabilities (including futures contracts)	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 80.2% of Net Assets

Non-Convertible Bonds – 71.7%

	Aerospace & Defense – 2.0%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	$103,326
1,930,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,833,925
115,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	124,545
1,165,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	1,258,200
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	2,147,000
5,200,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	6,357,000
2,610,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 3.050%, 2/15/2067, 144A(a)	2,283,750
625,000	TransDigm, Inc., 6.500%, 5/15/2025	643,750

		14,751,496

	Airlines – 1.8%
4,080,000	Air Canada, 7.750%, 4/15/2021, 144A	4,641,000
318,033	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	335,207
810,000	Allegiant Travel Co., 5.500%, 7/15/2019	836,730
117,005	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	126,073
21,655	Continental Airlines Pass Through Certificates, Series 2000-2, Class B, 8.307%, 10/02/2019	22,162
313,925	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	326,542
1,150,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	1,178,175
1,101,233	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,190,939
222,229	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	241,119
1,889,070	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	2,009,498
1,750,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	1,841,875
114,246	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	118,516
146,285	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	150,635

		13,018,471

	Automotive – 1.0%
1,000,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	1,032,500

	Automotive – continued
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,335,575
3,505,000	Lear Corp., 5.375%, 3/15/2024	3,734,265

		7,102,340

	Banking – 0.9%
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(b)	928,084
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(b)	186,800
3,545,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	3,607,497
105,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(b)	125,714
1,545,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(b)	1,851,308
85,000	Royal Bank of Scotland Group PLC, (fixed rate to 12/31/2017, variable rate thereafter), 3.655%(b)	81,388

		6,780,791

	Brokerage – 0.3%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	350,875
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,792,220

		2,143,095

	Building Materials – 0.8%
2,245,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	2,276,879
178,000	Masco Corp., 6.500%, 8/15/2032	212,264
3,245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	3,480,262

		5,969,405

	Cable Satellite – 1.7%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	129,063
60,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	62,475
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	72,546
2,215,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	2,300,831
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	314,250
3,215,000	CSC Holdings LLC, 5.250%, 6/01/2024	3,251,169
1,390,000	DISH DBS Corp., 5.000%, 3/15/2023	1,420,406
2,686,000	DISH DBS Corp., 5.875%, 11/15/2024	2,815,264
1,720,000	DISH DBS Corp., 7.750%, 7/01/2026	1,974,852
170,000	Time Warner Cable LLC, 4.500%, 9/15/2042	161,117

		12,501,973

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Chemicals – 2.7%
$1,025,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	$1,048,063
1,060,000	GCP Applied Technologies, Inc., 9.500%, 2/01/2023, 144A	1,197,800
4,738,000	Hercules LLC, 6.500%, 6/30/2029(c)(d)	4,761,690
2,564,000	Hexion, Inc., 7.875%, 2/15/2023(c)(e)(f)	1,307,640
2,641,000	Hexion, Inc., 9.200%, 3/15/2021(c)(e)(f)	1,426,140
3,190,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,109,387
4,680,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 10.500%, 4/15/2023, 144A	5,346,900
2,971,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	2,881,870

		20,079,490

	Construction Machinery – 0.8%
330,000	United Rentals North America, Inc., 4.875%, 1/15/2028	331,650
1,370,000	United Rentals North America, Inc., 5.500%, 7/15/2025	1,467,613
2,320,000	United Rentals North America, Inc., 5.750%, 11/15/2024	2,462,100
1,140,000	United Rentals North America, Inc., 5.875%, 9/15/2026	1,238,325

		5,499,688

	Consumer Cyclical Services – 0.3%
135,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	137,025
1,902,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	2,077,935

		2,214,960

	Electric – 1.3%
455,000	AES Corp. (The), 4.875%, 5/15/2023	468,650
200,000	AES Corp. (The), 5.500%, 4/15/2025	210,366
340,000	Dynegy, Inc., 5.875%, 6/01/2023	338,300
210,000	Dynegy, Inc., 7.625%, 11/01/2024	217,612
4,415,000	Dynegy, Inc., 8.125%, 1/30/2026, 144A	4,547,450
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,154,153
2,430,000	NRG Energy, Inc., 7.250%, 5/15/2026	2,606,175

		9,542,706

	Finance Companies – 2.9%
1,000,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 3.054%, 1/15/2067, 144A(a)	527,500
240,000	International Lease Finance Corp., 4.625%, 4/15/2021	255,003
60,000	International Lease Finance Corp., 6.250%, 5/15/2019	63,773
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	350,554
3,980,000	iStar, Inc., 4.875%, 7/01/2018	4,030,148

	Finance Companies – continued
1,190,000	iStar, Inc., 5.000%, 7/01/2019	1,205,619
1,900,000	iStar, Inc., 6.500%, 7/01/2021	1,985,500
1,984,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	2,028,640
1,365,000	Navient Corp., MTN, 6.125%, 3/25/2024	1,407,315
325,000	Navient LLC, MTN, 7.250%, 1/25/2022	355,469
5,550,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(c)(d)	4,791,315
3,205,000	Springleaf Finance Corp., 5.250%, 12/15/2019	3,336,405
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023	913,675

		21,250,916

	Food & Beverage – 0.2%
1,081,000	Wells Enterprises, Inc., 6.750%, 2/01/2020, 144A	1,113,430

	Government Owned – No Guarantee – 0.2%
900,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	803,250
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	402,937

		1,206,187

	Healthcare – 7.1%
250,000	CHS/Community Health Systems, Inc., 5.125%, 8/01/2021	246,875
6,945,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	5,451,825
2,825,000	HCA, Inc., 5.875%, 5/01/2023	3,072,188
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,200,788
4,660,000	HCA, Inc., 7.500%, 11/06/2033	5,289,100
620,000	HCA, Inc., 7.690%, 6/15/2025	720,750
375,000	HCA, Inc., 8.360%, 4/15/2024	450,000
2,945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,401,475
3,875,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,407,812
2,475,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	2,598,750
1,465,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	1,438,908
1,865,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	1,738,926
4,745,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	4,679,756
3,345,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	3,211,200
10,334,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	9,042,250
910,000	Tenet Healthcare Corp., 7.000%, 8/01/2025, 144A	855,400
1,395,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,419,413
2,554,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,643,390

		51,868,806

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Home Construction – 1.8%
$2,350,000	Beazer Homes USA, Inc., 5.875%, 10/15/2027, 144A	$2,350,000
300,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	312,000
2,205,000	Beazer Homes USA, Inc., 8.750%, 3/15/2022	2,437,352
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(d)	792,759
3,060,000	Lennar Corp., 4.500%, 6/15/2019	3,147,975
400,000	PulteGroup, Inc., 6.000%, 2/15/2035	417,000
2,425,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	2,534,125
1,000,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,070,000

		13,061,211

	Independent Energy – 10.1%
530,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	525,978
480,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	456,832
2,840,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	3,045,900
470,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	438,275
870,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	789,525
4,910,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	4,484,647
647,000	California Resources Corp., 5.500%, 9/15/2021	344,528
106,000	California Resources Corp., 6.000%, 11/15/2024	48,230
4,845,000	California Resources Corp., 8.000%, 12/15/2022, 144A	3,149,250
1,000,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	930,000
2,835,000	Chesapeake Energy Corp., 8.000%, 1/15/2025, 144A	2,863,350
3,610,000	Chesapeake Energy Corp., 8.000%, 6/15/2027, 144A	3,573,900
1,885,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,819,025
2,095,000	Continental Resources, Inc., 4.500%, 4/15/2023	2,100,237
2,345,000	Continental Resources, Inc., 5.000%, 9/15/2022	2,383,106
6,850,000	Eclipse Resources Corp., 8.875%, 7/15/2023	6,969,875
2,275,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	2,354,625
1,270,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	1,108,075
9,165,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	7,858,987
1,075,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(c)(e)(f)(g)	—
400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(c)(e)(f)(g)	—

	Independent Energy – continued
565,000	QEP Resources, Inc., 5.250%, 5/01/2023	549,463
340,000	Range Resources Corp., 5.000%, 8/15/2022, 144A	339,575
5,250,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	2,625,000
538,000	RSP Permian, Inc., 6.625%, 10/01/2022	564,227
1,140,000	Sanchez Energy Corp., 6.125%, 1/15/2023	974,700
1,270,000	SM Energy Co., 5.000%, 1/15/2024	1,196,975
545,000	SM Energy Co., 5.625%, 6/01/2025	517,750
572,000	SM Energy Co., 6.125%, 11/15/2022	573,430
145,000	SM Energy Co., 6.500%, 11/15/2021	146,450
1,000,000	SM Energy Co., 6.500%, 1/01/2023	1,007,500
2,495,000	Southwestern Energy Co., 4.100%, 3/15/2022	2,398,319
6,345,000	Southwestern Energy Co., 6.700%, 1/23/2025	6,440,175
4,526,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	4,527,358
4,865,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	4,779,862
1,690,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	1,661,287

		73,546,416

	Industrial Other – 0.1%
635,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	650,875

	Life Insurance – 0.4%
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,558,925
280,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	415,800

		2,974,725

	Local Authorities – 0.2%
2,095,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	1,666,761

	Media Entertainment – 0.3%
1,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	710,000
1,890,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	1,332,450
345,000	R.R. Donnelley & Sons Co., 7.625%, 6/15/2020	372,600

		2,415,050

	Metals & Mining – 5.1%
4,146,853	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(c)(e)(f)(g)(i)	1,659
500,000	AK Steel Corp., 7.625%, 10/01/2021	520,000
2,520,000	Allegheny Technologies, Inc., 7.875%, 8/15/2023	2,731,050
3,000,000	ArcelorMittal, 5.750%, 8/05/2020	3,262,500
1,880,000	Barrick Gold Corp., 5.250%, 4/01/2042	2,151,040
4,530,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	4,637,587

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	$204,500
12,000,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	11,212,500
785,000	Freeport-McMoRan, Inc., 6.500%, 11/15/2020	803,055
3,960,000	Hecla Mining Co., 6.875%, 5/01/2021	4,108,698
535,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	556,400
1,860,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	2,022,750
463,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	480,362
4,000,000	United States Steel Corp., 6.650%, 6/01/2037	3,840,000
750,000	United States Steel Corp., 7.375%, 4/01/2020	817,500

		37,349,601

	Midstream – 1.8%
800,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	830,000
5,415,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,848,737
2,545,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	2,065,168
180,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	167,400
50,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	50,000
3,450,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	3,432,750
764,273	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	826,974

		13,221,029

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
104,989	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(m)	107,225

	Oil Field Services – 2.3%
2,500,000	FTS International, Inc., 6.250%, 5/01/2022	2,291,450
2,035,000	Noble Holding International Ltd., 7.750%, 1/15/2024	1,806,063
6,050,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	5,112,250
1,797,317	Precision Drilling Corp., 6.625%, 11/15/2020	1,804,057
5,391,250	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	5,647,334
530,000	Transocean, Inc., 6.800%, 3/15/2038	431,950

		17,093,104

	Packaging – 0.3%
335,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/2021, 144A	344,213

	Packaging – continued
1,830,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	2,013,000

		2,357,213

	Property & Casualty Insurance – 0.6%
1,920,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.564%, 1/15/2033, 144A(a)(j)	921,600
3,245,000	Sirius International Group Ltd., (fixed rate to 10/25/2017, variable rate thereafter), 4.535%, 144A(b)	3,241,755

		4,163,355

	Railroads – 0.0%
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)(d)	302,684
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)(d)	29,871

		332,555

	REITs – Health Care – 0.3%
1,815,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	1,860,375

	Retailers – 2.0%
1,523,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,778,103
500,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	518,125
1,925,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	1,891,312
399,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	400,995
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	116,738
420,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	448,350
3,005,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	480,800
4,615,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A(e)	4,730,375
4,499,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	4,288,109

		14,652,907

	Supermarkets – 3.0%
6,300,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,882,500
2,865,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,352,222
10,190,000	New Albertson’s, Inc., 8.000%, 5/01/2031	8,151,287
5,625,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,640,625
1,150,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	885,500
155,000	Safeway, Inc., 7.250%, 2/01/2031	133,300
830,000	SUPERVALU, Inc., 7.750%, 11/15/2022	778,125

		21,823,559

	Technology – 0.8%
874,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	924,255

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$3,420,000	Amkor Technology, Inc., 6.375%, 10/01/2022	$3,533,031
263,000	Micron Technology, Inc., 5.500%, 2/01/2025	280,424
1,151,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	1,316,456

		6,054,166

	Transportation Services – 0.4%
3,285,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	3,112,538

	Treasuries – 9.0%
350,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(h)	379,199
270,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(h)	233,770
170,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(h)	145,267
40,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(h)	33,848
490,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(h)	410,383
635,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(h)	530,848
60,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(h)	50,040
1,540,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(h)	1,285,683
24,750,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	209,416
50,205,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	409,424
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	640,211
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,776,840
1,595,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	9,320,546
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	462,467

	Treasuries – continued
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	3,186,076
15,955,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	12,026,816
1,575,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	217,825
2,260,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	301,891
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,432,097
20,850,000	U.S. Treasury Note, 0.750%, 1/31/2018	20,821,214
12,000,000	U.S. Treasury Note, 1.000%, 11/30/2018	11,945,625

		65,819,486

	Wireless – 1.6%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,565,467
7,280,000	Sprint Capital Corp., 6.875%, 11/15/2028	8,153,600
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	274,931
605,000	Sprint Communications, Inc., 6.000%, 11/15/2022	647,665
760,000	Sprint Corp., 7.125%, 6/15/2024	855,000

		11,496,663

	Wirelines – 7.6%
11,550,000	CB Escrow Corp., 8.000%, 10/15/2025, 144A	11,607,750
205,000	CenturyLink, Inc., 5.625%, 4/01/2025	196,288
1,555,000	CenturyLink, Inc., 7.650%, 3/15/2042	1,356,737
1,495,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,323,075
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	378,193
2,460,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	2,410,800
4,177,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	4,015,141
1,945,000	Frontier Communications Corp., 6.875%, 1/15/2025	1,453,887
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	288,300
4,851,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,492,720
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	737,385
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,021,500
940,000	Frontier Communications Corp., 11.000%, 9/15/2025	796,650
1,160,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	1,191,900
200,000	Oi Brasil Holdings Cooperatief UA, 5.750%, 2/10/2022, 144A(g)	70,000
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(g)	361,662
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(g)	843,877

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	$764,464
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,441,827
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	4,952,095
645,000	Qwest Corp., 7.250%, 9/15/2025	713,697
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,407,482
2,213,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,448,131
1,550,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,784,437
2,595,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.250%, 10/15/2023	2,296,575
610,000	Windstream Services LLC, 7.500%, 6/01/2022	438,822
4,740,000	Windstream Services LLC, 7.500%, 4/01/2023	3,377,250
3,840,000	Windstream Services LLC, 7.750%, 10/15/2020	3,072,000
375,000	Windstream Services LLC, 7.750%, 10/01/2021	277,500

		55,520,145

	Total Non-Convertible Bonds
	(Identified Cost $511,978,319)	524,322,713

Convertible Bonds – 8.1%

	Aerospace & Defense – 0.3%
1,895,000	RTI International Metals, Inc., 1.625%, 10/15/2019	2,109,372

	Building Materials – 0.6%
3,510,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	3,360,825
770,000	KB Home, 1.375%, 2/01/2019	808,019

		4,168,844

	Cable Satellite – 1.6%
10,465,000	DISH Network Corp., 3.375%, 8/15/2026	11,707,719

	Consumer Products – 0.5%
3,622,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	3,585,780

	Diversified Manufacturing – 0.4%
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	3,103,547

	Finance Companies – 0.1%
390,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	527,475

	Healthcare – 0.4%
1,465,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	1,646,294
1,325,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	1,613,187

		3,259,481

	Leisure – 0.4%
3,000,000	Rovi Corp., 0.500%, 3/01/2020	3,035,820

	Midstream – 0.6%
3,915,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	3,592,013
1,095,000	SM Energy Co., 1.500%, 7/01/2021	1,027,931

		4,619,944

	Pharmaceuticals – 0.5%
225,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	227,953
310,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	371,031
2,310,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	2,086,219
750,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	579,375

		3,264,578

	Property & Casualty Insurance – 1.1%
6,242,000	Old Republic International Corp., 3.750%, 3/15/2018	7,981,957

	Technology – 1.6%
235,000	Finisar Corp., 0.500%, 12/15/2036, 144A	220,313
41,020	Liberty Interactive LLC, 3.500%, 1/15/2031	41,109
9,615,000	Nuance Communications, Inc., 1.000%, 12/15/2035	9,018,005
665,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	642,556
989,000	Nuance Communications, Inc., 1.500%, 11/01/2035	985,291
830,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	867,350

		11,774,624

	Total Convertible Bonds
	(Identified Cost $54,309,540)	59,139,141

Municipals – 0.4%

	District of Columbia – 0.1%
540,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	765,277

	Puerto Rico – 0.3%
4,260,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(g)	2,066,100

	Total Municipals
	(Identified Cost $4,120,493)	2,831,377

	Total Bonds and Notes
	(Identified Cost $570,408,352)	586,293,231

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Loan Participations – 0.1%

	ABS Other – 0.1%
$536,020	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(e)(m) (Identified Cost $540,040)	$538,700

Senior Loans – 0.4%

	Chemicals – 0.2%
1,610,000	Houghton International, Inc., New 2nd Lien Term Loan, 3-month LIBOR + 8.500%, 9.833%, 12/20/2020(a)	1,620,063

	Financial Other – 0.1%
721,500	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 6.567%, 3/04/2022(a)	714,285

	Oil Field Services – 0.0%
155,170	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 3.833%, 3/19/2021(a)	130,343

	Other Utility – 0.1%
325,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(a)	322,969

	Retailers – 0.0%
291,962	Toys “R” Us Property Co. I LLC, New Term Loan B, 1-month LIBOR + 5.000%, 6.235%, 8/21/2019(a)	274,237

	Technology – 0.0%
128,399	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 10.049%, 4/01/2022(a)	123,665

	Transportation Services – 0.0%
139,839	OSG Bulk Ships, Inc., OBS Term Loan, 3-month LIBOR + 4.250%, 5.570%, 8/05/2019(a)	132,847

	Total Senior Loans
	(Identified Cost $3,329,108)	3,318,409

Shares

Common Stocks – 6.7%

	Automobiles – 1.4%
876,900	Ford Motor Co.	10,496,493

	Electronic Equipment, Instruments & Components – 4.6%
1,119,766	Corning, Inc.	33,503,399

	Media – 0.0%
2,154	Dex Media, Inc.(c)(e)(f)(j)(l)	12,493

	Oil, Gas & Consumable Fuels – 0.1%
2,846	Chesapeake Energy Corp.(j)	12,238
588	Frontera Energy Corp.(j)	20,523
11,182	Paragon Offshore Ltd.(e)(f)(j)	181,707

	Oil, Gas & Consumable Fuels – continued
11,182	Paragon Offshore Ltd., Litigation Units Class A(e)(f)(j)(n)	10,064
16,773	Paragon Offshore Ltd., Litigation Units Class B(e)(f)(j)(o)	315,886

		540,418

	Pharmaceuticals – 0.6%
64,900	Bristol-Myers Squibb Co.	4,136,726

	Total Common Stocks
	(Identified Cost $29,388,179)	48,689,529

Preferred Stocks – 1.6%

Convertible Preferred Stocks – 1.4%

	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	181,470

	Communications – 0.0%
1,120	Cincinnati Bell, Inc., 6.750%	56,437

	Energy – 0.7%
105,921	El Paso Energy Capital Trust I, 4.750%	5,190,129

	Midstream – 0.4%
12,537	Chesapeake Energy Corp., 5.000%	725,579
3,000	Chesapeake Energy Corp., 5.750%, 144A	1,830,000
160	Chesapeake Energy Corp., Series A, 5.750%, 144A	91,500
30	Chesapeake Energy Corp., 5.750%	18,300

		2,665,379

	REITs – Mortgage – 0.2%
38,508	iStar, Inc., Series J, 4.500%	1,909,996

	Technology – 0.1%
5,752	Belden, Inc., 6.750%	621,561

	Total Convertible Preferred Stocks
	(Identified Cost $10,790,588)	10,624,972

Non-Convertible Preferred Stocks – 0.2%

	Banking – 0.1%
18,000	Bank of America Corp., 6.375%	463,320

	Finance Companies – 0.0%
5,300	iStar, Inc., Series F, 7.800%	133,348
2,575	iStar, Inc., Series G, 7.650%	65,354

		198,702

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(j)	587,135

	REITs – Warehouse/Industrials – 0.0%
3,363	ProLogis, Inc., Series Q, 8.540%	225,321

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,278,555)	1,474,478

	Total Preferred Stocks
	(Identified Cost $12,069,143)	12,099,450

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
34,303	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(e)(f)(j) (Identified Cost $0)	$—

Principal Amount (‡)

Short-Term Investments – 11.4%
$16,625,000	Federal Home Loan Bank Discount Notes, 1.060%, 1/19/2018(k)	16,570,636
6,565,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(k)	6,559,945
16,212,552	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $16,213,011 on 10/02/2017 collateralized by $15,715,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $16,538,733 including accrued interest (Note 2 of Notes to Financial Statements)	16,212,552
22,865,000	U.S. Treasury Bills, 0.993%, 10/05/2017(k)	22,863,617
8,435,000	U.S. Treasury Bills, 1.020%, 10/12/2017(k)	8,432,834
12,685,000	U.S. Treasury Cash Management Bills, 1.025%, 1/02/2018(k)	12,651,610

Total Short-Term Investments
	(Identified Cost $83,289,464)	83,291,194

Total Investments – 100.4%
	(Identified Cost $699,024,286)	734,230,513
	Other assets less liabilities—(0.4)%	(3,188,646)

	Net Assets – 100.0%	$731,041,867

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Perpetual bond with no specified maturity date.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $13,790,857 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $3,255,589 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(j)	Non-income producing security.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	Security subject to restrictions on resale. This security was acquired on August 12, 2016 at a cost of $10,493. At September 30, 2017, the value of this security amounted to $12,493 or less than 0.1% of net assets.
(m)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(n)

Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $85,478. At September 30, 2017, the value of this security amounted to $10,064 or less than 0.1% of net assets.

(o)

Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $1,709,463. At September 30, 2017, the value of this security amounted to $315,886 or less than 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $148,834,069 or 20.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2017

Independent Energy	10.1%
Treasuries	9.0
Wirelines	7.6
Healthcare	7.5
Metals & Mining	5.1
Electronic Equipment, Instruments & Components	4.6
Cable Satellite	3.3
Finance Companies	3.0
Supermarkets	3.0
Chemicals	2.9
Midstream	2.8
Technology	2.5
Oil Field Services	2.3
Aerospace & Defense	2.3
Retailers	2.0
Other Investments, less than 2% each	21.0
Short-Term Investments	11.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 79.9% of Net Assets

Non-Convertible Bonds – 76.3%

	ABS Home Equity – 0.0%
$31,943	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 3.179%, 7/25/2035(k)	$29,782

	ABS Other – 3.1%
2,732,175	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(c)(d)	2,700,755
8,655,887	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	9,063,498
534,323	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	551,804
288,715	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	284,732

		12,600,789

	Aerospace & Defense – 0.3%
480,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	519,840
410,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	608,566

		1,128,406

	Airlines – 1.7%
277,822	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	292,825
480,625	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	501,105
88,881	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	95,769
71,945	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	75,902
80,292	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	84,151
839,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	856,829
612,151	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	673,366
657,765	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	749,852
1,391,777	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	1,523,675
662,024	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	681,885
431,600	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	507,475

	Airlines – continued
$834,977	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	$893,426

		6,936,260

	Automotive – 3.1%
840,000	Cummins, Inc., 5.650%, 3/01/2098	945,882
10,935,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	11,373,911
540,000	General Motors Co., 5.200%, 4/01/2045	543,607

		12,863,400

	Banking – 8.3%
2,875,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,970,163
800,000	Bank of America Corp., 5.490%, 3/15/2019	835,918
400,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	418,474
683,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	707,913
750,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	818,480
1,045,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	786,270
4,099,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	3,303,641
6,050,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	4,998,359
660,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	709,018
4,110,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	4,285,421
1,291,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,509,386
665,000	Morgan Stanley, 2.500%, 1/24/2019	670,556
615,000	Morgan Stanley, 3.950%, 4/23/2027	625,627
1,215,000	Morgan Stanley, 4.350%, 9/08/2026	1,271,993
840,000	Morgan Stanley, 5.750%, 1/25/2021	927,499
2,202,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,639,412
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	428,256
905,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	1,000,857
2,695,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,964,624
304,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	371,920
1,500,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(e)	2,104,228

		34,348,015

	Brokerage – 1.3%
3,223,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,520,418
934,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,036,491
437,000	Jefferies Group LLC, 6.450%, 6/08/2027	505,994
80,000	Jefferies Group LLC, 6.875%, 4/15/2021	90,406

		5,153,309

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Building Materials – 0.4%
$269,000	Masco Corp., 6.500%, 8/15/2032	$320,780
133,000	Masco Corp., 7.750%, 8/01/2029	175,133
992,000	Owens Corning, 7.000%, 12/01/2036	1,283,221

		1,779,134

	Cable Satellite – 0.1%
15,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	14,853
185,000	Time Warner Cable LLC, 5.500%, 9/01/2041	192,090

		206,943

	Chemicals – 0.8%
2,995,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	3,084,850
140,000	Methanex Corp., 5.250%, 3/01/2022	147,501

		3,232,351

	Collateralized Mortgage Obligations – 0.2%
512,433	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	563,531
3,329	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020(d)(f)	3,426

		566,957

	Consumer Products – 0.1%
459,000	Hasbro, Inc., 6.600%, 7/15/2028	540,286

	Diversified Manufacturing – 2.5%
65,000	General Electric Co., GMTN, 3.100%, 1/09/2023	67,798
12,895,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	9,364,123
286,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 1.604%, 5/13/2024(a)	277,586
592,000	Snap-on, Inc., 6.700%, 3/01/2019	630,935

		10,340,442

	Electric – 2.2%
985,000	Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039, 144A	1,424,182
797,453	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(c)	342,729
2,581,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,708,063
450,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	813,086
1,322,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,629,512
531,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	700,225
875,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,589,238

		9,207,035

	Finance Companies – 2.6%
889,000	International Lease Finance Corp., 4.625%, 4/15/2021	944,575

	Finance Companies – continued
$2,080,000	International Lease Finance Corp., 6.250%, 5/15/2019	$2,210,802
875,000	Navient Corp., MTN, 6.125%, 3/25/2024	902,125
4,297,000	Navient LLC, 5.500%, 1/25/2023	4,350,713
159,000	Navient LLC, MTN, 5.500%, 1/15/2019	164,307
507,000	Navient LLC, MTN, 7.250%, 1/25/2022	554,531
983,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(c)	848,624
611,000	Springleaf Finance Corp., 5.250%, 12/15/2019	636,051

		10,611,728

	Government Guaranteed – 1.1%
5,314,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	4,272,068

	Government Owned – No Guarantee – 0.5%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	924,552
705,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	696,892
625,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	557,813

		2,179,257

	Health Insurance – 0.0%
13,000	Cigna Corp., 7.875%, 5/15/2027	17,873

	Healthcare – 0.6%
649,000	Boston Scientific Corp., 6.000%, 1/15/2020	703,656
1,520,000	HCA, Inc., 4.500%, 2/15/2027	1,554,200
42,000	HCA, Inc., 5.875%, 3/15/2022	46,515
232,000	HCA, Inc., MTN, 7.750%, 7/15/2036	263,900

		2,568,271

	Home Construction – 0.9%
2,536,000	PulteGroup, Inc., 6.000%, 2/15/2035	2,643,780
1,105,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,198,925

		3,842,705

	Hybrid ARMs – 0.0%
16,002	FNMA, 6-month LIBOR + 1.504%, 2.952%, 2/01/2037(a)	16,514
27,691	FNMA, 12-month LIBOR + 1.881%, 3.495%, 9/01/2036(a)	29,287

		45,801

	Independent Energy – 1.6%
46,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	47,380
42,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	43,260
450,000	Continental Resources, Inc., 3.800%, 6/01/2024	434,250
80,000	Continental Resources, Inc., 4.500%, 4/15/2023	80,200
1,632,000	EQT Corp., 6.500%, 4/01/2018	1,666,534
2,277,000	EQT Corp., 8.125%, 6/01/2019	2,498,583

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$1,805,000	Noble Energy, Inc., 3.900%, 11/15/2024	$1,847,911

		6,618,118

	Integrated Energy – 0.1%
500,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	549,399

	Life Insurance – 2.6%
50,000	American International Group, Inc., 4.125%, 2/15/2024	53,097
71,000	American International Group, Inc., 4.875%, 6/01/2022	77,989
1,788,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(c)	2,042,797
1,898,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	3,150,026
1,989,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	2,441,228
2,190,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,000,524

		10,765,661

	Local Authorities – 1.1%
2,407,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	1,929,408
3,412,400	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	2,714,872

		4,644,280

	Media Entertainment – 0.6%
182,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	269,127
18,220,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	788,534
50,000	Viacom, Inc., 4.375%, 3/15/2043	43,074
845,000	Viacom, Inc., 5.250%, 4/01/2044	809,270
305,000	Viacom, Inc., 5.850%, 9/01/2043	313,441

		2,223,446

	Metals & Mining – 1.4%
319,000	ArcelorMittal, 6.750%, 2/25/2022	365,654
1,750,000	ArcelorMittal, 7.250%, 3/01/2041	2,071,562
387,000	ArcelorMittal, 7.500%, 10/15/2039	464,400
1,717,000	Freeport-McMoRan, Inc., 6.500%, 11/15/2020	1,756,491
873,000	Worthington Industries, Inc., 6.500%, 4/15/2020	957,522

		5,615,629

	Midstream – 2.1%
159,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	166,950
1,265,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	1,629,586
1,330,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	1,340,732
152,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	165,180

	Midstream – continued
$607,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	$655,501
3,760,000	ONEOK Partners LP, 4.900%, 3/15/2025	4,021,191
55,000	ONEOK Partners LP, 6.200%, 9/15/2043	62,680
35,000	Plains All American Pipeline LP / PAA Finance Corp., 2.850%, 1/31/2023	33,640
500,000	Williams Partners LP, 3.350%, 8/15/2022	507,503

		8,582,963

	Mortgage Related – 0.0%
156	FHLMC, 10.000%, with various maturities in 2018(g)	159
441	FNMA, 6.000%, 12/01/2018	496

		655

	Non-Agency Commercial Mortgage-Backed Securities – 0.9%
336,103	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	268,678
278,525	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.498%, 1/11/2043(k)	280,231
3,515,000	Original Wempi, Inc., 4.309%, 2/13/2024, (CAD)	2,876,426
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.813%, 3/15/2044, 144A(k)	88,030

		3,513,365

	Packaging – 0.5%
1,660,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,826,000

	Paper – 0.3%
704,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	924,487
175,000	WestRock MWV LLC, 7.550%, 3/01/2047(b)(c)	242,363
133,000	WestRock MWV LLC, 8.200%, 1/15/2030	186,348

		1,353,198

	Property & Casualty Insurance – 0.9%
87,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.564%, 1/15/2033, 144A(a)(h)	41,760
1,640,000	Old Republic International Corp., 4.875%, 10/01/2024	1,762,516
1,530,000	XLIT Ltd., 6.250%, 5/15/2027	1,812,269

		3,616,545

	Railroads – 0.0%
144,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(c)	138,810

	REITs – Office Property – 0.2%
816,000	Highwoods Realty LP, 7.500%, 4/15/2018	840,189

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Single Tenant – 0.1%
$109,000	Realty Income Corp., 5.750%, 1/15/2021	$119,488
270,000	Realty Income Corp., 6.750%, 8/15/2019	292,978

		412,466

	Restaurants – 0.1%
463,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	531,345

	Retailers – 0.0%
66,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	46,695

	Sovereigns – 1.7%
2,806,000	U.S. Department of Housing and Urban Development, 1.980%, 8/01/2020	2,823,004
1,851,000	U.S. Department of Housing and Urban Development, 2.350%, 8/01/2021	1,881,134
2,244,000	U.S. Department of Housing and Urban Development, 2.450%, 8/01/2022	2,283,495

		6,987,633

	Supermarkets – 0.6%
171,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	196,553
292,000	New Albertson’s, Inc., 7.450%, 8/01/2029	226,300
230,000	New Albertson’s, Inc., 7.750%, 6/15/2026	188,835
999,000	New Albertson’s, Inc., 8.000%, 5/01/2031	799,130
167,000	New Albertson’s, Inc., 8.700%, 5/01/2030	137,775
65,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	50,050
1,063,000	SUPERVALU, Inc., 6.750%, 6/01/2021	1,007,192

		2,605,835

	Supranational – 0.6%
3,321,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	2,417,579

	Technology – 0.6%
990,000	KLA-Tencor Corp., 5.650%, 11/01/2034	1,123,315
209,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	246,833
1,125,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	1,232,438

		2,602,586

	Transportation Services – 0.2%
76,000	APL Ltd., 8.000%, 1/15/2024(b)(c)	72,010
717,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	894,265

		966,275

	Treasuries – 24.6%
30,366,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	$23,749,120
26,800,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	21,564,362
51,425,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	435,119
87,450,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	713,158
255,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,484,125
265,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,518,911
737,400(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,309,072
175,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	1,079,090
1,165,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	7,575,059
1,675,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	1,262,608
10,896,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,506,933
15,641,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	2,089,329
3,986,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,274,780
10,035,000	U.S. Treasury Note, 0.750%, 10/31/2017	10,032,692
13,000,000	U.S. Treasury Note, 0.750%, 4/30/2018	12,962,386
5,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	4,969,727
5,000,000	U.S. Treasury Note, 1.250%, 6/30/2019	4,982,422

		101,508,893

	Wireless – 0.2%
10,630,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	555,253
178,000	Sprint Capital Corp., 6.875%, 11/15/2028	199,360
66,000	Sprint Communications, Inc., 6.000%, 11/15/2022	70,654
25,000	Sprint Corp., 7.125%, 6/15/2024	28,125

		853,392

	Wirelines – 5.5%
1,985,000	AT&T, Inc., 2.625%, 12/01/2022	1,967,102
1,585,000	AT&T, Inc., 3.000%, 2/15/2022	1,601,757
1,860,000	AT&T, Inc., 3.950%, 1/15/2025	1,910,441
1,518,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	1,604,374
186,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	179,711
1,719,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,521,315
926,000	Embarq Corp., 7.995%, 6/01/2036	939,890

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
228,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(i)	$91,621
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(i)	40,185
380,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	399,000
1,856,000	Qwest Corp., 6.875%, 9/15/2033	1,816,294
1,117,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,235,681
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	467,404
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,602,511
400,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	666,385
6,725,000	Verizon Communications, Inc., 2.450%, 11/01/2022	6,673,716

		22,717,387

	Total Non-Convertible Bonds
	(Identified Cost $314,650,274)	314,409,156

Convertible Bonds – 3.0%

	Property & Casualty Insurance – 2.0%
6,526,000	Old Republic International Corp., 3.750%, 3/15/2018	8,345,122

	Technology – 1.0%
402,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,228,613
2,615,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	3,000,712

		4,229,325

	Total Convertible Bonds
	(Identified Cost $9,442,294)	12,574,447

Municipals – 0.6%

	Illinois – 0.1%
315,000	State of Illinois, 5.100%, 6/01/2033	318,560

	Michigan – 0.2%
700,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	691,222

	Virginia – 0.3%
1,595,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	1,459,090

	Total Municipals
	(Identified Cost $2,535,936)	2,468,872

	Total Bonds and Notes
	(Identified Cost $326,628,504)	329,452,475

Shares	Description	Value (†)

Common Stocks – 5.5%

	Automobiles – 0.3%
91,715	Ford Motor Co.	$1,097,829

	Electronic Equipment, Instruments & Components – 5.2%
721,200	Corning, Inc.	21,578,304

	Total Common Stocks
	(Identified Cost $10,079,758)	22,676,133

Preferred Stocks – 0.8%

Convertible Preferred Stocks – 0.5%

	Banking – 0.2%
714	Bank of America Corp., Series L, 7.250%	929,249

	Energy – 0.2%
15,775	El Paso Energy Capital Trust I, 4.750%	772,975

	Midstream – 0.1%
4,353	Chesapeake Energy Corp., 5.000%	251,930

	Total Convertible Preferred Stocks
	(Identified Cost $1,679,488)	1,954,154

Non-Convertible Preferred Stocks – 0.3%
	Electric – 0.1%
213	Connecticut Light & Power Co. (The), 2.200%	10,710
2,360	Union Electric Co., 4.500%	236,000

		246,710

	Metals & Mining – 0.2%
31,440	Arconic, Inc., 5.375%	1,223,016

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,585,757)	1,469,726

	Total Preferred Stocks
	(Identified Cost $3,265,245)	3,423,880

Principal Amount (‡)

Short-Term Investments – 12.9%
$5,000,000	Federal National Mortgage Association Discount Notes, 1.040%, 11/08/2017(j)	4,994,860
6,565,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(j)	6,559,945

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$15,075,367	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $15,075,794 on 10/02/2017 collateralized by $14,720,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $15,379,898 including accrued interest (Note 2 of Notes to Financial Statements)	$15,075,367
3,000,000	U.S. Treasury Bills, 1.015%, 11/09/2017(j)	2,996,961
14,905,000	U.S. Treasury Bills, 1.020%, 11/30/2017(j)	14,880,836
8,435,000	U.S. Treasury Bills, 1.020%, 10/12/2017(j)	8,432,834

Total Short-Term Investments
	(Identified Cost $52,938,112)	52,940,803

Total Investments – 99.1%
	(Identified Cost $392,911,619)	408,493,291
	Other assets less liabilities—0.9%	3,741,801

	Net Assets – 100.0%	$412,235,092

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $11,979,342 or 2.9% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Perpetual bond with no specified maturity date.
(f)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of this security amounted to $3,426 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corp. are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(h)	Non-income producing security.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(k)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $43,745,722 or 10.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2017

Treasuries	24.6%
Banking	8.5
Wirelines	5.5
Electronic Equipment, Instruments & Components	5.2
Automotive	3.1
ABS Other	3.1
Property & Casualty Insurance	2.9
Life Insurance	2.6
Finance Companies	2.6
Diversified Manufacturing	2.5
Electric	2.3
Midstream	2.2
Other Investments, less than 2% each	21.1
Short-Term Investments	12.9

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Statements of Assets and Liabilities

September 30, 2017

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund
ASSETS
Investments at cost	$30,475,884	$1,051,713,257	$1,026,841,396
Net unrealized appreciation	108,830	28,952,268	18,884,689

Investments at value	30,584,714	1,080,665,525	1,045,726,085
Cash	—	284,133	196,952
Due from brokers (Note 2)	—	—	2,582,000
Foreign currency at value (identified cost $0, $8,390 and $17,304,145, respectively)	—	8,193	17,145,002
Receivable for Fund shares sold	—	—	1,547,638
Receivable from investment adviser (Note 6)	12,563	—	—
Receivable for securities sold	1,263,483	3,281,158	122,529,853
Receivable for when-issued/delayed delivery securities sold (Note 2)	2,443,344	—	6,601,982
Collateral received for forward foreign currency contracts (Notes 2 and 4)	—	—	980,000
Dividends and interest receivable	125,294	12,842,417	8,614,521
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	2,240,454
Tax reclaims receivable	—	10,777	—
Prepaid expenses (Note 8)	56	804	730

TOTAL ASSETS	34,429,454	1,097,093,007	1,208,165,217

LIABILITIES
Payable for securities purchased	1,696,565	1,742,477	134,825,929
Payable for when-issued/delayed delivery securities purchased (Note 2)	6,953,197	—	13,200,690
Payable for Fund shares redeemed	—	1,165,394	831,342
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	2,775,060
Foreign taxes payable (Note 2)	—	—	41,599
Due to brokers (Note 2)	—	—	980,000
Payable for variation margin on futures contracts (Note 2)	—	—	3,002
Management fees payable (Note 6)	—	447,586	479,456
Deferred Trustees’ fees (Note 6)	2,988	189,445	287,219
Administrative fees payable (Note 6)	945	40,118	39,180
Payable to distributor (Note 6d)	3	—	8,383
Other accounts payable and accrued expenses	67,120	85,990	195,025

TOTAL LIABILITIES	8,720,818	3,671,010	153,666,885

NET ASSETS	$25,708,636	$1,093,421,997	$1,054,498,332

NET ASSETS CONSIST OF:
Paid-in capital	$25,408,319	$1,023,982,059	$1,064,358,841
Undistributed (Distributions in excess of) net investment income	14,070	26,287,397	(22,264,559)
Accumulated net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	177,417	13,624,750	(6,520,277)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	108,830	29,527,791	18,924,327

NET ASSETS	$25,708,636	$1,093,421,997	$1,054,498,332

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$25,708,636	$1,093,421,997	$509,080,475

Shares of beneficial interest	2,541,139	78,333,205	30,839,603

Net asset value, offering and redemption price per share	$10.12	$13.96	$16.51

Retail Class:
Net assets	$—	$—	$288,478,554

Shares of beneficial interest	—	—	17,761,523

Net asset value, offering and redemption price per share	$—	$—	$16.24

Class N shares:
Net assets	$—	$—	$256,939,303

Shares of beneficial interest	—	—	15,525,120

Net asset value, offering and redemption price per share	$—	$—	$16.55

See accompanying notes to financial statements.

61  |

Statements of Assets and Liabilities – continued

September 30, 2017

	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$29,574,915	$699,024,286	$392,911,619
Net unrealized appreciation (depreciation)	(88,660)	35,206,227	15,581,672

Investments at value	29,486,255	734,230,513	408,493,291
Cash	—	161,124	—
Due from brokers (Note 2)	117,000	—	—
Foreign currency at value (identified cost $0, $11 and $3,689, respectively)	—	11	3,635
Receivable for Fund shares sold	16,611	—	—
Receivable from investment adviser (Note 6)	6,921	—	—
Receivable for securities sold	6,550,460	1,464,127	485,852
Dividends and interest receivable	68,171	9,671,239	3,610,156
Tax reclaims receivable	—	5,239	1,841
Prepaid expenses (Note 8)	63	785	291

TOTAL ASSETS	36,245,481	745,533,038	412,595,066

LIABILITIES
Payable for securities purchased	6,322,257	13,888,250	—
Payable for Fund shares redeemed	2,453	—	—
Payable to custodian bank (Note 9)	313,529	—	—
Payable for variation margin on futures contracts (Note 2)	699	—	—
Management fees payable (Note 6)	—	359,577	135,510
Deferred Trustees’ fees (Note 6)	97,038	136,428	139,554
Administrative fees payable (Note 6)	1,133	26,849	15,170
Payable to distributor (Note 6d)	297	79	—
Other accounts payable and accrued expenses	51,820	79,988	69,740

TOTAL LIABILITIES	6,789,226	14,491,171	359,974

NET ASSETS	$29,456,255	$731,041,867	$412,235,092

NET ASSETS CONSIST OF:
Paid-in capital	$31,708,344	$672,030,343	$393,311,409
Undistributed (Distributions in excess of) net investment income	(88,462)	23,236,275	2,194,275
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,088,214)	463,841	1,005,304
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(75,413)	35,311,408	15,724,104

NET ASSETS	$29,456,255	$731,041,867	$412,235,092

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$26,972,411	$731,041,867	$412,235,092

Shares of beneficial interest	2,591,715	104,242,471	33,160,945

Net asset value, offering and redemption price per share	$10.41	$7.01	$12.43

Retail Class:
Net assets	$1,144,498	$—	$—

Shares of beneficial interest	110,114	—	—

Net asset value, offering and redemption price per share	$10.39	$—	$—

Class N shares:
Net assets	$1,339,346	$—	$—

Shares of beneficial interest	128,675	—	—

Net asset value, offering and redemption price per share	$10.41	$—	$—

See accompanying notes to financial statements.

|  62

Statements of Operations

For the Year Ended September 30, 2017

	Core Disciplined Alpha Bond Fund(a)	Fixed Income Fund	Global Bond Fund
INVESTMENT INCOME
Interest	$468,791	$50,439,949	$29,058,615
Dividends	—	2,493,480	—
Less net foreign taxes withheld	—	(13,828)	(96,228)

	468,791	52,919,601	28,962,387

Expenses
Management fees (Note 6)	63,233	5,517,655	6,369,163
Service and distribution fees (Note 6)	—	—	752,902
Administrative fees (Note 6)	9,408	492,456	484,829
Trustees’ fees and expenses (Note 6)	11,805	63,715	74,831
Transfer agent fees and expenses (Notes 6 and 7)	790	5,997	1,051,268
Audit and tax services fees	52,283	56,246	54,073
Custodian fees and expenses	29,489	63,787	156,255
Legal fees	530	24,644	23,486
Registration fees	20,628	29,493	77,256
Shareholder reporting expenses	3,449	9,117	130,293
Miscellaneous expenses (Note 8)	7,388	50,147	78,093

Total expenses	199,003	6,313,257	9,252,449
Less waiver and/or expense reimbursement (Note 6)	(104,136)	—	(500,560)

Net expenses	94,867	6,313,257	8,751,889

Net investment income	373,924	46,606,344	20,210,498

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	224,067	16,751,135	(26,666,469)
Futures contracts	—	—	1,619,734
Forward foreign currency contracts (Note 2d)	—	—	(12,256,030)
Foreign currency transactions (Note 2c)	—	220,411	323,520
Net change in unrealized appreciation (depreciation) on:
Investments	108,830	7,080,876	17,447,508
Futures contracts	—	—	319,897
Forward foreign currency contracts (Note 2d)	—	—	(1,200,625)
Foreign currency translations (Note 2c)	—	611,953	13,750

Net realized and unrealized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	332,897	24,664,375	(20,398,715)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$706,821	$71,270,719	$(188,217)

(a)	From commencement of operations on November 30, 2016 through September 30, 2017.

See accompanying notes to financial statements.

63  |

Statements of Operations – continued

For the Year Ended September 30, 2017

	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$789,359	$40,670,197	$16,932,682
Dividends	—	2,599,127	765,577
Less net foreign taxes withheld	—	(6,740)	(3,725)

	789,359	43,262,584	17,694,534

Expenses
Management fees (Note 6)	92,547	4,437,703	1,654,621
Service and distribution fees (Note 6)	3,430	—	—
Administrative fees (Note 6)	16,522	330,072	184,591
Trustees’ fees and expenses (Note 6)	27,392	48,647	41,456
Transfer agent fees and expenses (Notes 6 and 7)	36,822	14,065	3,596
Audit and tax services fees	45,329	52,001	55,486
Custodian fees and expenses	11,102	62,938	29,769
Legal fees	822	16,647	9,158
Registration fees	53,947	29,518	25,318
Shareholder reporting expenses	6,821	6,000	3,778
Miscellaneous expenses (Note 8)	9,703	35,072	22,333

Total expenses	304,437	5,032,663	2,030,106
Less waiver and/or expense reimbursement (Note 6)	(153,163)	—	—

Net expenses	151,274	5,032,663	2,030,106

Net investment income	638,085	38,229,921	15,664,428

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	249,621	9,089,168	6,056,053
Futures contracts	155,990	—	—
Foreign currency transactions (Note 2c)	—	20,051	40,969
Net change in unrealized appreciation (depreciation) on:
Investments	(1,006,678)	18,285,183	543,156
Futures contracts	18,962	—	—
Foreign currency translations (Note 2c)	—	118,838	161,397

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(582,105)	27,513,240	6,801,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,980	$65,743,161	$22,466,003

See accompanying notes to financial statements.

|  64

Statements of Changes in Net Assets

	Core Disciplined Alpha Bond Fund(a)	Fixed Income Fund
	Period Ended September 30, 2017	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$373,924	$46,606,344	$54,193,709
Net realized gain (loss) on investments and foreign currency transactions	224,067	16,971,546	(14,733,139)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	108,830	7,692,829	71,351,050

Net increase in net assets resulting from operations	706,821	71,270,719	110,811,620

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(412,025)	(38,594,289)	(55,935,164)
Net realized capital gains
Institutional Class	—	(668,776)	(20,555,156)

Total distributions	(412,025)	(39,263,065)	(76,490,320)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	25,413,840	(140,094,362)	(103,275,850)

Net increase (decrease) in net assets	25,708,636	(108,086,708)	(68,954,550)
NET ASSETS
Beginning of the year	—	1,201,508,705	1,270,463,255

End of the year	$25,708,636	$1,093,421,997	$1,201,508,705

UNDISTRIBUTED NET INVESTMENT INCOME	$14,070	$26,287,397	$19,210,462

(a)	From commencement of operations on November 30, 2016 through September 30, 2017.

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets – continued

	Global Bond Fund		Inflation Protected Securities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$20,210,498	$31,167,541	$638,085	$265,586
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(36,979,245)	(71,540,046)	405,611	(340,246)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	16,580,530	174,257,302	(987,716)	1,886,004

Net increase (decrease) in net assets resulting from operations	(188,217)	133,884,797	55,980	1,811,344

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(2,561,646)	—	(668,425)	(347,784)
Retail Class	(872,650)	—	(20,989)	(16,091)
Class N	(303,406)	—	(20,520)	—
Net realized capital gains
Institutional Class	(1,021,283)	—	—	—
Retail Class	(429,328)	—	—	—
Class N	(53,368)	—	—	—
Paid-in capital
Institutional Class	—	—	—	(21,528)
Retail Class	—	—	—	(575)

Total distributions	(5,241,681)	—	(709,934)	(385,978)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(161,874,817)	(681,545,914)	(1,066,925)	(13,146,542)

Net decrease in net assets	(167,304,715)	(547,661,117)	(1,720,879)	(11,721,176)
NET ASSETS
Beginning of the year	1,221,803,047	1,769,464,164	31,177,134	42,898,310

End of the year	$1,054,498,332	$1,221,803,047	$29,456,255	$31,177,134

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(22,264,559)	$(1,709,790)	$(88,462)	$(129,717)

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets – continued

	Institutional High Income Fund		Investment Grade Fixed Income Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$38,229,921	$38,101,822	$15,664,428	$18,546,966
Net realized gain (loss) on investments and foreign currency transactions	9,109,219	1,121,332	6,097,022	(1,495,230)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	18,404,021	43,640,612	704,553	19,812,531

Net increase in net assets resulting from operations	65,743,161	82,863,766	22,466,003	36,864,267

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(39,328,553)	(38,822,138)	(14,046,243)	(9,226,102)
Net realized capital gains
Institutional Class	(2,039,258)	(20,172,827)	(8,204,071)	(5,935,580)

Total distributions	(41,367,811)	(58,994,965)	(22,250,314)	(15,161,682)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(7,521,647)	59,897,205	(49,409,381)	(121,681,227)

Net increase (decrease) in net assets	16,853,703	83,766,006	(49,193,692)	(99,978,642)
NET ASSETS
Beginning of the year	714,188,164	630,422,158	461,428,784	561,407,426

End of the year	$731,041,867	$714,188,164	$412,235,092	$461,428,784

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$23,236,275	$20,278,507	$2,194,275	$(1,030,169)

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

Core Disciplined Alpha Bond Fund – Institutional Class
Period Ended September 30, 2017*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)

Net asset value, end of the period	$10.12

Total return(b)(c)	2.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,709
Net expenses(d)(e)	0.45%
Gross expenses(d)	0.94%
Net investment income(d)	1.77%
Portfolio turnover rate(g)	694%

*	From commencement of operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	High level of portfolio turnover is attributable to significant TBA transaction activity (See Note 2h).

	Fixed Income Fund – Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$13.52	$13.16	$15.22	$14.97	$14.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.58	0.60	0.65	0.69
Net realized and unrealized gain (loss)	0.34	0.61	(1.46)	0.57	0.27

Total from Investment Operations	0.91	1.19	(0.86)	1.22	0.96

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.61)	(0.65)	(0.76)	(0.74)
Net realized capital gains	(0.01)	(0.22)	(0.55)	(0.21)	(0.08)

Total Distributions	(0.47)	(0.83)	(1.20)	(0.97)	(0.82)

Net asset value, end of the period	$13.96	$13.52	$13.16	$15.22	$14.97

Total return	6.96%	9.72%	(5.96)%	8.51%	6.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,093,422	$1,201,509	$1,270,463	$1,403,927	$1,192,028
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	4.22%	4.48%	4.29%	4.31%	4.64%
Portfolio turnover rate	10%	14%	15%	26%	18%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  68

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Institutional Class
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$16.47		$15.00	$16.13	$16.56	$17.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.33	0.32	0.34	0.33
Net realized and unrealized gain (loss)	(0.18)		1.14	(1.16)	(0.08)	(0.70)

Total from Investment Operations	0.12		1.47	(0.84)	0.26	(0.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		—	(0.14)	(0.51)	(0.43)
Net realized capital gains	(0.02)		—	(0.15)	(0.18)	—

Total Distributions	(0.08)		—	(0.29)	(0.69)	(0.43)

Net asset value, end of the period	$16.51		$16.47	$15.00	$16.13	$16.56

Total return(b)	0.74%		9.80%	(5.31)%	1.57%	(2.14)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$509,080		$822,993	$1,289,885	$1,553,641	$1,669,103
Net expenses(c)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.80%		0.83%	0.78%	0.77%	0.78%
Net investment income	1.88%		2.13%	2.07%	2.03%	1.96%
Portfolio turnover rate	163%		120%	117%	143%	185%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.72%.

	Global Bond Fund – Retail Class
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$16.23		$14.82		$15.97		$16.40	$17.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.29		0.28		0.29	0.29
Net realized and unrealized gain (loss)	(0.19)		1.12		(1.15)		(0.07)	(0.70)

Total from Investment Operations	0.07		1.41		(0.87)		0.22	(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		—		(0.13)		(0.47)	(0.39)
Net realized capital gains	(0.02)		—		(0.15)		(0.18)	—

Total Distributions	(0.06)		—		(0.28)		(0.65)	(0.39)

Net asset value, end of the period	$16.24		$16.23		$14.82		$15.97	$16.40

Total return	0.48	%(b)	9.51	%(b)	(5.56	)%(b)	1.35%	(2.39)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$288,479		$350,915		$447,304		$682,624	$798,335
Net expenses	1.00	%(c)(d)	1.00	%(c)	1.00	%(c)	0.98%	0.98%
Gross expenses	1.05%		1.08%		1.03%		0.98%	0.98%
Net investment income	1.67%		1.87%		1.81%		1.80%	1.72%
Portfolio turnover rate	163%		120%		117%		143%	185%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.97%.

See accompanying notes to financial statements.

69  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Class N
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$16.50		$15.01	$16.13	$16.56		$17.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.34	0.34	0.36		0.22
Net realized and unrealized gain (loss)	(0.20)		1.15	(1.17)	(0.08)		(0.56)

Total from Investment Operations	0.13		1.49	(0.83)	0.28		(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		—	(0.14)	(0.53)		(0.28)
Net realized capital gains	(0.02)		—	(0.15)	(0.18)		—

Total Distributions	(0.08)		—	(0.29)	(0.71)		(0.28)

Net asset value, end of the period	$16.55		$16.50	$15.01	$16.13		$16.56

Total return	0.81%		9.93%	(5.22)%	1.70%		(1.97	)%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$256,939		$47,895	$32,275	$27,993		$550
Net expenses	0.69	%(f)	0.66%	0.63%	0.63	%(d)	0.70	%(e)(g)
Gross expenses	0.69%		0.66%	0.63%	0.63	%(d)	0.83	%(g)
Net investment income	2.09%		2.19%	2.20%	2.16%		2.01	%(g)
Portfolio turnover rate	163%		120%	117%	143%		185%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased to 0.67%.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Institutional Class
	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$10.64		$10.17	$10.33	$10.64		$12.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.12	0.06	0.15		0.09
Net realized and unrealized gain (loss)	(0.22)		0.49	(0.15)	(0.16)		(0.74)

Total from Investment Operations	(0.04)		0.61	(0.09)	(0.01)		(0.65)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.13)	(0.07)	(0.20)		(0.19)
Net realized capital gains	—		—	—	(0.10)		(0.70)
Paid-in capital	—		(0.01)	—	—		—

Total Distributions	(0.19)		(0.14)	(0.07)	(0.30)		(0.89)

Net asset value, end of the period	$10.41		$10.64	$10.17	$10.33		$10.64

Total return(b)	(0.33)%		6.00%	(0.92)%	(0.02)%		(5.70)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,972		$29,655	$23,696	$24,480		$18,434
Net expenses(c)	0.40%		0.40%	0.40%	0.40%		0.40%
Gross expenses	0.81%		0.86%	0.80%	0.91%		0.91%
Net investment income	1.73%		1.16%	0.62%	1.41%		0.75%
Portfolio turnover rate	354	%(e)	61%	135%	206	%(d)	56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(e)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

71  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Retail Class
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$10.62		$10.14		$10.31	$10.61		$12.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.14		(0.05)		0.08	0.14		(0.05)
Net realized and unrealized gain (loss)	(0.20)		0.60		(0.20)	(0.16)		(0.64)

Total from Investment Operations	(0.06)		0.55		(0.12)	(0.02)		(0.69)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.07)		(0.05)	(0.18)		(0.15)
Net realized capital gains	—		—		—	(0.10)		(0.70)
Paid-in capital	—		(0.00	)(b)	—	—		—

Total Distributions	(0.17)		(0.07)		(0.05)	(0.28)		(0.85)

Net asset value, end of the period	$10.39		$10.62		$10.14	$10.31		$10.61

Total return(c)	(0.59)%		5.47%		(1.17)%	(0.15)%		(6.04)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,144		$1,522		$19,203	$5,700		$3,499
Net expenses(d)	0.65%		0.65%		0.65%	0.65%		0.65%
Gross expenses	1.06%		1.07%		1.03%	1.19%		1.23%
Net investment income (loss)	1.37%		(0.47)%		0.75%	1.36%		(0.44)%
Portfolio turnover rate	354	%(f)	61%		135%	206	%(e)	56%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(f)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows.

Inflation Protected Securities Fund – Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized gain (loss)	(0.01)

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)

Total Distributions	(0.16)

Net asset value, end of the period	$10.41

Total return(b)(c)	1.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,339
Net expenses(d)(e)	0.35%
Gross expenses(d)	0.77%
Net investment income(d)	2.18%
Portfolio turnover rate(f)	354%

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  72

Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund – Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$6.81	$6.72	$8.15	$8.24	$7.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35	0.37	0.40	0.42	0.46
Net realized and unrealized gain (loss)	0.25	0.36	(1.04)	0.43	0.57

Total from Investment Operations	0.60	0.73	(0.64)	0.85	1.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.42)	(0.43)	(0.52)	(0.50)
Net realized capital gains	(0.02)	(0.22)	(0.36)	(0.42)	(0.03)

Total Distributions	(0.40)	(0.64)	(0.79)	(0.94)	(0.53)

Net asset value, end of the period	$7.01	$6.81	$6.72	$8.15	$8.24

Total return	9.19%	12.53%	(8.38)%	11.14%	14.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$731,042	$714,188	$630,422	$693,333	$664,866
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Gross expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	5.17%	5.87%	5.45%	5.16%	5.76%
Portfolio turnover rate	17%	17%	19%	29%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$12.42	$11.81	$12.82	$12.82	$13.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.45	0.42	0.46	0.49
Net realized and unrealized gain (loss)	0.22	0.50	(0.88)	0.21	(0.21)

Total from Investment Operations	0.68	0.95	(0.46)	0.67	0.28

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.22)	(0.44)	(0.51)	(0.54)
Net realized capital gains	(0.25)	(0.12)	(0.11)	(0.16)	(0.13)

Total Distributions	(0.67)	(0.34)	(0.55)	(0.67)	(0.67)

Net asset value, end of the period	$12.43	$12.42	$11.81	$12.82	$12.82

Total return	5.73%	8.27%	(3.74)%	5.36%	2.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$412,235	$461,429	$561,407	$611,607	$739,886
Net expenses	0.49%	0.48%	0.48%	0.48%	0.47%
Gross expenses	0.49%	0.48%	0.48%	0.48%	0.47%
Net investment income	3.79%	3.72%	3.34%	3.52%	3.72%
Portfolio turnover rate	3%	23%	26%	23%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

73  |

Notes to Financial Statements

September 30, 2017

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Core Disciplined Alpha Bond Fund (the “Core Disciplined Alpha Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Core Disciplined Alpha Bond Fund commenced operations on November 30, 2016 via contribution to the Fund by Natixis Investment Managers, L.P. (“Natixis”) and affiliates of $25,000,000.

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund and Inflation Protected Securities Fund also offer Retail Class shares. In addition, Global Bond Fund and Inflation Protected Securities Fund (effective February 1, 2017) offer Class N shares.

Each share class is sold without a sales charge. Retail Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund and Inflation Protected Securities Fund, $1,000,000 for Core Disciplined Alpha Bond Fund and $3,000,000 for Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”) and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class), and transfer agent fees are borne collectively for Institutional Class and Retail Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where

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an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other swaptions not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities in accordance with the Fund’s pricing policies and procedures.

As of September 30, 2017, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Fixed Income Fund	$21,869,512	2.0%	$4,592,035	0.4%
Global Bond Fund	2,776,317	0.3%	—	—%
Institutional High Income Fund	13,790,857	1.9%	3,255,589	0.4%
Investment Grade Fixed Income Fund	11,979,342	2.9%	3,426	Less than 0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

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The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

During the year ended September 30, 2017, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income	$8,395,826
Global Bond	44,152,001
Institutional High Income	1,555,607
Investment Grade Fixed Income	2,118,194

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine

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the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

For the year ended September 30, 2017, no swaptions were held by the Funds.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

For the year ended September 30, 2017, no swap agreements were held by the Funds.

h.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

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Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017, as applicable, and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency gains and losses, convertible bonds, paydown gains and losses, premium amortization, capital gain and return of capital distributions received, corporate actions, trust preferred securities, defaulted and/or non-income producing securities, capital gain taxes, non-deductible expenses and contingent payment debt instruments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, straddle loss deferrals, wash sales, convertible bonds, premium amortization, forward foreign currency and futures contracts mark-to-market, trust preferred securities, return of capital distributions received, contingent payment debt instruments, corporate actions, treasury inflation protected bonds and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Core Disciplined Alpha Bond Fund	$412,025	$—	$412,025	$—	$—	$—	$—
Fixed Income Fund	39,263,065	—	39,263,065	57,108,952	19,381,368	—	76,490,320
Global Bond Fund	3,731,727	1,509,954	5,241,681	—	—	—	—
Inflation Protected Securities Fund	709,934	—	709,934	363,875	—	22,103	385,978
Institutional High Income Fund	39,328,553	2,039,258	41,367,811	39,304,593	19,690,372	—	58,994,965
Investment Grade Fixed Income Fund	14,508,117	7,742,197	22,250,314	9,885,081	5,276,601	—	15,161,682

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$233,302	$30,793,319	$—	$8,514	$29,847,917	$2,497,508
Undistributed long-term capital gains	—	17,292,018	—	—	1,665,597	2,680,736

Total undistributed earnings	233,302	48,085,337	—	8,514	31,513,514	5,178,244

Capital loss carryforward:	—	—	—	—	—	—
Short-term:
No expiration date	—	—	—	(641,321)	—	—
Long-term:
No expiration date	—	—	—	(1,326,843)	—	—

Total capital loss carryforward	—	—	—	(1,968,164)	—	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(21,626,563)	—	—	—

Unrealized appreciation (depreciation)	69,744	23,428,871	12,053,273	(195,401)	30,792,352	13,947,856

Total accumulated earnings (losses)	$303,046	$71,514,208	$(9,573,290)	$(2,155,051)	$62,305,866	$19,126,100

Capital loss carryforward utilized in the current year	$—	$—	$—	$255,969	$—	$—

* Under current tax law, net operating losses, capital losses, foreign currency losses, losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Bond Fund is deferring foreign currency losses.

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation) Investments	$69,744	$49,081,124	$15,070,717	$(195,401)	$41,829,467	$29,840,535
Foreign currency translations	—	(25,652,253)	(3,017,444)	—	(11,037,115)	(15,892,679)

Total unrealized appreciation (depreciation)	$69,744	$23,428,871	$12,053,273	$(195,401)	$30,792,352	$13,947,856

As of September 30, 2017, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Disciplined Alpha Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund		Institutional High Income Fund	Investment Grade Fixed Income Fund
Federal tax cost	$30,932,484	$1,057,901,025	$1,033,578,963		$29,681,656	$703,639,769	$394,712,981

Gross tax appreciation	$125,372	$79,304,648	$33,358,757		$146,476	$71,606,465	$35,160,359
Gross tax depreciation	(55,628)	(56,540,148)	(21,211,640)		(341,877)	(41,015,721)	(21,380,049)

Net tax appreciation (depreciation)	$69,744	$22,764,500	$12,147,117	$	(195,401)	$30,590,744	$13,780,310

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

k.  Loan Participations. Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the

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loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

l.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers. Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash received as collateral for forward foreign currency contracts. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due from brokers balance in the Statements of Assets and Liabilities for Inflation Protected Securities Fund represents cash pledged as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

o.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for

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Notes to Financial Statements – continued

September 30, 2017

which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

Core Disciplined Alpha Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$1,654,816	$99,989	(b)	$1,754,805
ABS Home Equity	—	389,178	100,000	(b)	489,178
All Other Non-Convertible Bonds(a)	—	24,801,213	—		24,801,213

Total Non-Convertible Bonds	—	26,845,207	199,989		27,045,196

Municipals(a)	—	188,201	—		188,201

Total Bonds and Notes	—	27,033,408	199,989		27,233,397

Short-Term Investments	—	3,351,317	—		3,351,317

Total	$—	$30,384,725	$199,989		$30,584,714

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$806,624	$886,269	(b)	$1,692,893
Chemicals	—	16,637,888	3,161,100	(c)	19,798,988
Finance Companies	760,422	45,689,457	—		46,449,879
Metals & Mining	—	16,955,944	1,041	(c)	16,956,985
Retailers	—	6,074,667	2,229,375	(d)	8,304,042
All Other Non-Convertible Bonds(a)	—	662,464,037	—		662,464,037

Total Non-Convertible Bonds	760,422	748,628,617	6,277,785		755,666,824

Convertible Bonds(a)	—	56,541,205	—		56,541,205
Municipals(a)	—	7,397,380	—		7,397,380

Total Bonds and Notes	760,422	812,567,202	6,277,785		819,605,409

Senior Loans(a)	—	785,063	—		785,063
Common Stocks
Media	—	—	39,364	(b)	39,364
Oil, Gas & Consumable Fuels	233,314	—	504,261	(b)	737,575
All Other Common Stocks(a)	20,605,006	—	—		20,605,006

Total Common Stocks	20,838,320	—	543,625		21,381,945

81  |

Notes to Financial Statements – continued

September 30, 2017

Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$517,901	$1,075,121	$—	$1,593,022
REITs—Mortgage	—	259,061	—	259,061
All Other Convertible Preferred Stocks(a)	8,982,910	—	—	8,982,910

Total Convertible Preferred Stocks	9,500,811	1,334,182	—	10,834,993

Non-Convertible Preferred Stocks
Electric	—	773,751	—	773,751
All Other Non-Convertible Preferred Stocks(a)	2,660,565	—	—	2,660,565

Total Non-Convertible Preferred Stocks	2,660,565	773,751	—	3,434,316

Total Preferred Stocks	12,161,376	2,107,933	—	14,269,309

Short-Term Investments	—	224,623,799	—	224,623,799

Total	$33,760,118	$1,040,083,997	$6,821,410	$1,080,665,525

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser using broker-dealer bid process for which the inputs are unobservable to the Fund.

(c) Fair valued by the Fund’s adviser.

(d) Valued using broker-dealer bid prices.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$—	$324,720,758	$7,725,000	(b)	$332,445,758
All Other Non-Convertible Bonds(a)	—	694,985,165	—		694,985,165

Total Non-Convertible Bonds	—	1,019,705,923	7,725,000		1,027,430,923

Convertible Bonds(a)	—	1,149,713	—		1,149,713

Total Bonds and Notes	—	1,020,855,636	7,725,000		1,028,580,636

Short-Term Investments	—	17,145,449	—		17,145,449

Total Investments	—	1,038,001,085	7,725,000		1,045,726,085

Forward Foreign Currency Contracts (unrealized appreciation)	—	2,240,454	—		2,240,454
Futures Contracts (unrealized appreciation)	886,277	—	—		886,277

Total	$886,277	$1,040,241,539	$7,725,000		$1,048,852,816

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,775,060)	$—	$(2,775,060)
Futures Contracts (unrealized depreciation)	(218,184)	—	—	(218,184)

Total	$(218,184)	$(2,775,060)	$—	$(2,993,244)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

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Notes to Financial Statements – continued

September 30, 2017

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$27,893,325	$—	$27,893,325
Senior Loans(a)	—	1,313,246	—	1,313,246
Short-Term Investments(a)	—	279,684	—	279,684
Futures Contracts (unrealized appreciation)	14,318	—	—	14,318

Total	$14,318	$29,486,255	$—	$29,500,573

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(1,071)	$—	$—	$(1,071)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$17,345,710	$2,733,780	(b)	$20,079,490
Independent Energy	—	73,546,416	—	(c)	73,546,416
Metals & Mining	—	37,347,942	1,659	(b)	37,349,601
Retailers	—	9,922,532	4,730,375	(d)	14,652,907
All Other Non-Convertible Bonds(a)	—	378,694,299	—		378,694,299

Total Non-Convertible Bonds	—	516,856,899	7,465,814		524,322,713

Convertible Bonds(a)	—	59,139,141	—		59,139,141
Municipals(a)	—	2,831,377	—		2,831,377

Total Bonds and Notes	—	578,827,417	7,465,814		586,293,231

Loan Participations(a)	—	—	538,700	(d)	538,700
Senior Loans	—	3,318,409	—		3,318,409
Common Stocks
Media	—	—	12,493	(e)	12,493
Oil, Gas & Consumable Fuels	32,761	—	507,657	(e)	540,418
All Other Common Stocks(a)	48,136,618	—	—		48,136,618

Total Common Stocks	48,169,379	—	520,150		48,689,529

Preferred Stocks
Convertible Preferred Stocks
Midstream	—	2,665,379	—		2,665,379
REITs—Mortgage	—	1,909,996	—		1,909,996
All Other Convertible Preferred Stocks(a)	6,049,597	—	—		6,049,597

Total Convertible Preferred Stocks	6,049,597	4,575,375	—		10,624,972

Non-Convertible Preferred Stocks
REITs—Warehouse/Industrials	—	225,321	—		225,321
All Other Non-Convertible Preferred Stocks(a)	1,249,157	—	—		1,249,157

Total Non-Convertible Preferred Stocks	1,249,157	225,321	—		1,474,478

Total Preferred Stocks	7,298,754	4,800,696	—		12,099,450

83  |

Notes to Financial Statements – continued

September 30, 2017

Institutional High Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Warrants	$—	$—	$—	(c)	$—
Short-Term Investments	—	83,291,194	—		83,291,194

Total	$55,468,133	$670,237,716	$8,524,664		$734,230,513

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Includes securities fair valued at zero using Level 3 inputs.

(d) Valued using broker-dealer bid prices.

(e) Fair valued by the Fund’s adviser using broker-dealer bid process for which the inputs are unobservable to the Fund.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$9,900,034	$2,700,755	(b)	$12,600,789
Collateralized Mortgage Obligations	—	563,531	3,426	(c)	566,957
All Other Non-Convertible Bonds(a)	—	301,241,410	—		301,241,410

Total Non-Convertible Bonds	—	311,704,975	2,704,181		314,409,156

Convertible Bonds(a)	—	12,574,447	—		12,574,447
Municipals(a)	—	2,468,872	—		2,468,872

Total Bonds and Notes	—	326,748,294	2,704,181		329,452,475

Common Stocks(a)	22,676,133	—	—		22,676,133

Preferred Stocks
Convertible Preferred Stocks
Midstream	—	251,930	—		251,930
All Other Convertible Preferred Stocks(a)	1,702,224	—	—		1,702,224

Total Convertible Preferred Stocks	1,702,224	251,930	—		1,954,154

Non-Convertible Preferred Stocks
Electric	—	246,710	—		246,710
All Other Non-Convertible Preferred Stocks(a)	1,223,016	—	—		1,223,016

Total Non-Convertible Preferred Stocks	1,223,016	246,710	—		1,469,726

Total Preferred Stocks	2,925,240	498,640	—		3,423,880

Short-Term Investments	—	52,940,803	—		52,940,803

Total	$25,601,373	$380,187,737	$2,704,181		$408,493,291

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

|  84

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September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

Core Disciplined Alpha Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$—	$99,989	$—	$—	$—	$99,989	$—
ABS Home Equity	—	—	—	—	100,000	—	—	—	100,000	—

Total	$—	$—	$—	$—	$199,989	$—	$—	$—	$199,989	$—

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Other	$793,720	$—	$—	$(2,648)	$95,197	$—	$—	$—	$886,269	$23,322
Chemicals	2,239,350	61,168	—	860,582	—	—	—	—	3,161,100	860,582
Metals & Mining	1,041	17,083	—	(17,083)	—	—	—	—	1,041	(17,083)
Retailers	—	—	—	141,375	2,088,000	—	—	—	2,229,375	141,375
Transportation Services	525,427	—	142,451	(135,988)	—	(531,890)	—	—	—	—
Common Stocks
Media	13,493	—	—	25,871	—	—	—	—	39,364	25,871
Oil, Gas & Consumable Fuels	—	—	(218)	(2,867,878)	3,372,357	—	—	—	504,261	(2,867,878)
Senior Loans
Wirelines	1,099,188	421	4,053	59,500	—	(1,163,162)	—	—	—	—
Warrants	17,909	—	25,009	(17,909)	—	(25,009)	—	—	—	—

Total	$4,690,128	$78,672	$171,295	$(1,954,178)	$5,555,554	$(1,720,061)	$—	$—	$6,821,410	$(1,833,811)

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
United States	$1,874,325	$—	$—	$518	$7,724,482	$—	$—	$(1,874,325)	$7,725,000	$518

A debt security valued at $1,874,325 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

85  |

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September 30, 2017

Institutional High Income

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
Chemicals	$1,953,030		$113,538	$—	$667,212	$—	$—	$—	$—	$2,733,780		$667,212
Independent Energy	—	(a)	86,318	—	(86,318)	—	—	—	—	—	(a)	(86,318)
Metals & Mining	1,659		30,384	—	(30,384)	—	—	—	—	1,659		(30,384)
Retailers	—		—	—	299,975	4,430,400	—	—	—	4,730,375		299,975
Transportation Services	691,478		—	156,992	(163,637)	71,063	(755,896)	—	—	—		—
Loan Participations
ABS Other	642,558		—	(854)	10,845	—	(113,849)	—	—	538,700		8,710
Senior Loans
Wirelines	503,243		193	1,835	27,261	—	(532,532)	—	—	—		—
Common Stocks
Media	4,282		—	—	8,211	—	—	—	—	12,493		8,211
Oil, Gas & Consumable Fuels	—		—	(248)	(3,424,413)	3,932,318	—	—	—	507,657		(3,424,413)
Warrants	4,451		—	6,215	(4,451)	—	(6,215)	—	—	—	(a)	—

Total	$3,800,701		$230,433	$163,940	$(2,695,699)	$8,433,781	$(1,408,492)	$—	$—	$8,524,664		$(2,557,007)

(a) Fair valued at zero.

Investment Grade Fixed Income

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$43,515	$—	$—	$—	$—	$—	$—	$(43,515)	$—	$—
ABS Other	3,413,077	—	1,492	(3,805)	—	(102,021)	—	(607,988)	2,700,755	(3,361)
Collateralized Mortgage Obligations	5,603	—	(59)	(24)	—	(2,094)	—	—	3,426	(13)
Non-Agency Commercial Mortgage-Backed Securities	2,738,247	—	(3,436)	5,189	—	(2,740,000)	—	—	—	—
Transportation Services	426,481	—	12,190	(7,335)	—	(431,336)	—	—	—	—

Total	$6,626,923	$—	$10,187	$(5,975)	$—	$(3,275,451)	$—	$(651,503)	$2,704,181	$(3,374)

A debt security valued at $43,515 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $607,988 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

|  86

Notes to Financial Statements – continued

September 30, 2017

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Bond Fund and Inflation Protected Securities Fund used during the period include forward foreign currency contracts and futures contracts.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2017, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2017, Global Bond Fund used futures contracts to manage duration. Inflation Protected Securities Fund used futures contracts to hedge against changes in interest rates.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$2,240,454	$—
Exchange-traded/cleared asset derivatives
Interest rate contracts	—	886,277

Total asset derivatives	$2,240,454	$886,277

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,775,060)	$—
Exchange-traded/cleared liability derivatives
Interest rate contracts	—	(218,184)

Total liability derivatives	$(2,775,060)	$(218,184)

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency contracts
Interest rate contracts	$1,619,734	$—
Foreign exchange contracts	—	(12,256,030)

Total	$1,619,734	$(12,256,030)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency contracts
Interest rate contracts	$319,897	$—
Foreign exchange contracts	—	(1,200,625)

Total	$319,897	$(1,200,625)

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September 30, 2017

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded/cleared asset derivatives
Interest rate contracts	$14,318

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(1,071)

1  Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the

Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$155,990

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$18,962

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for Global Bond Fund and Inflation Protected Securities Fund based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2017:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	30.77%	23.07%
Highest Notional Amount Outstanding	41.02%	28.67%
Lowest Notional Amount Outstanding	24.46%	8.24%
Notional Amount Outstanding as of September 30, 2017	32.18%	13.09%

Inflation Protected Fund		Futures
Average Notional Amount Outstanding		40.78%
Highest Notional Amount Outstanding		131.81%
Lowest Notional Amount Outstanding		9.49%
Notional Amount Outstanding as of September 30, 2017		29.18%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net

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amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2017, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$85,616	$—	$85,616	$—	$85,616
Citibank N.A.	837,627	(205,292)	632,335	(632,335)	—
Credit Suisse International	252,572	(252,572)	—	—	—
Deutsche Bank AG	76,566	—	76,566	—	76,566
HSBC Bank USA	375,304	—	375,304	—	375,304
Morgan Stanley & Co.	323,864	(228,352)	95,512	—	95,512
UBS AG	288,905	—	288,905	(280,000)	8,905

	$2,240,454	$(686,216)	$1,554,238	$(912,335)	$641,903

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$(205,292)	$205,292	$—	$—	$—
Credit Suisse International	(2,305,058)	252,572	(2,052,486)	2,052,486	—
Morgan Stanley & Co.	(228,352)	228,352	—	—	—
State Street Bank and Trust Company	(36,358)	—	(36,358)	—	(36,358)

	$(2,775,060)	$686,216	$(2,088,844)	$2,052,486	$(36,358)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$9,862,298	$6,211,261
Inflation Protected Securities Fund	136,943	136,943

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September 30, 2017

These amounts include cash received as collateral for Global Bond Fund of $980,000.

5.  Purchases and Sales of Securities. For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Disciplined Alpha Bond Fund	$180,062,121	$164,661,875	$31,539,783	$19,586,020
Fixed Income Fund	34,947,266	72,170,449	66,600,052	338,067,830
Global Bond Fund	1,210,940,418	1,266,674,401	514,584,833	580,054,681
Inflation Protected Securities Fund	119,905,041	124,966,811	6,108,114	2,334,292
Institutional High Income Fund	11,968,594	—	102,890,223	189,421,016
Investment Grade Fixed Income Fund	4,992,187	9,986,590	7,878,660	101,766,202

6.  Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2017, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Core Disciplined Alpha Bond Fund	0.30%	0.30%	0.30%	0.30%	0.30%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.575%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Prior to July 1, 2017, Global Bond Fund’s management agreement provided for fees at the following annual percentage rates of the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Global Bond Fund	0.60%	0.50%	0.48%	0.45%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, except for Global Bond Fund which is in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Core Disciplined Alpha Bond Fund	0.45%	—	—
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.72%	0.97%	0.67%
Inflation Protected Securities Fund	0.40%	0.65%	0.35%
Institutional High Income Fund	0.75%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

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Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Global Bond Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	0.75%	1.00%	0.70%

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Disciplined Alpha Bond Fund	$63,233	$63,233	$—	0.30%	—%
Fixed Income Fund	5,517,655	—	5,517,655	0.50%	0.50%
Global Bond Fund	6,369,163	4,169	6,364,994	0.59%	0.59%
Inflation Protected Securities Fund	92,547	92,547	—	0.25%	—%
Institutional High Income Fund	4,437,703	—	4,437,703	0.60%	0.60%
Investment Grade Fixed Income Fund	1,654,621	—	1,654,621	0.40%	0.40%

1 Management fee waiver is subject to possible recovery until September 30, 2018.

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	334,262	160,760	1,369	$496,391
Inflation Protected Securities Fund	23,168	873	—	$24,041

In addition, the investment adviser reimbursed non-class-specific expenses of Core Disciplined Alpha Bond Fund and Inflation Protected Securities Fund in the amount of $40,903 and $36,183, respectively.2

2 Expense reimbursements are subject to possible recovery until September 30, 2018.

No expenses were recovered for any of the Funds during the year ended September 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Distribution Fees. Natixis Distribution, which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution, L.P. (“Natixis Distribution”) serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund and Inflation Protected Securities Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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For the year ended September 30, 2017, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$752,902
Inflation Protected Securities Fund	3,430

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Disciplined Alpha Bond Fund	$9,408
Fixed Income Fund	492,456
Global Bond Fund	484,829
Inflation Protected Securities Fund	16,522
Institutional High Income Fund	330,072
Investment Grade Fixed Income Fund	184,591

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Disciplined Alpha Bond Fund	$6
Global Bond Fund	999,039
Inflation Protected Securities Fund	29,656
Institutional High Income Fund	6,156

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Disciplined Alpha Bond Fund	$3
Global Bond Fund	8,383
Inflation Protected Securities Fund	297
Institutional High Income Fund	79

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee

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meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2017, the percentage of each Fund’s net assets owned by affiliates is as follows:

Core Disciplined Alpha Bond Fund	Percentage of Net Assets
Natixis	100%

Inflation Protected Securities Fund	Percentage of Net Assets
Loomis Sayles Distributors	8.83%
Loomis Sayles Employees’ Profit Sharing Retirement Plan	15.30%
Natixis Sustainable Future 2015 Fund	1.30%
Natixis Sustainable Future 2020 Fund	0.87%
Natixis Sustainable Future 2025 Fund	0.55%
Natixis Sustainable Future 2030 Fund	0.46%
Natixis Sustainable Future 2035 Fund	0.37%
Natixis Sustainable Future 2040 Fund	0.38%
Natixis Sustainable Future 2045 Fund	0.15%
Natixis Sustainable Future 2050 Fund	0.15%
Natixis Sustainable Future 2055 Fund	0.15%
Natixis Sustainable Future 2060 Fund	0.15%

Institutional High Income Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	2.36%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to the Inflation Protected Securities Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2017, Natixis Advisors reimbursed the Fund $392 for transfer agency expenses related to Class N shares.

7.   Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Global Bond Fund and Inflation Protected Securities Fund attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

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For the year ended September 30, 2017, Global Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	$707,591	$342,308	$1,369

For the period from February 1, 2017 (commencement of Class N operations) through September 30, 2017, Inflation Protected Securities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Inflation Protected Securities Fund	$35,163	$1,267	$392

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement.

9.  Payable to Custodian Bank. The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At September 30, 2017, the Fund had payables to the custodian bank for overdrafts and incurred interest in connection with these overdrafts as follows:

Fund	Payable to Custodian Bank
Inflation Protected Securities Fund	$313,529

10.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Disciplined Alpha Fund	—	—	100.00%	100.00%
Fixed Income Fund	4	29.46%	—	29.46%
Global Bond Fund	1	21.68%	—	21.68%
Inflation Protected Securities Fund	2	25.83%	28.66%	54.49%
Institutional High Income Fund	2	13.47%	—	13.47%
Investment Grade Fixed Income Fund	4	39.01%	—	39.01%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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12.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Core Disciplined Alpha Bond Fund

	Period Ended September 30, 2017(a)

Institutional Class	Shares	Amount
Issued from the sale of shares	2,500,179	$25,001,815
Issued in connection with the reinvestment of distributions	40,960	412,025

Net change	2,541,139	$25,413,840

Increase (decrease) from capital share transactions	2,541,139	$25,413,840

(a) From commencement of operations on November 30, 2016 through September 30, 2017.

	Fixed Income Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,717,267	$50,497,595	4,891,553	$62,806,285
Issued in connection with the reinvestment of distributions	2,755,884	35,633,586	5,631,834	68,539,429
Redeemed	(17,001,767)	(226,225,543)	(18,212,948)	(234,621,564)

Net change	(10,528,616)	$(140,094,362)	(7,689,561)	$(103,275,850)

Increase (decrease) from capital share transactions	(10,528,616)	$(140,094,362)	(7,689,561)	$(103,275,850)

	Global Bond Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,923,076	$141,685,513	12,012,824	$185,937,871
Issued in connection with the reinvestment of distributions	215,847	3,336,980	—	—
Redeemed	(28,273,035)	(441,751,354)	(48,030,491)	(748,675,574)

Net change	(19,134,112)	$(296,728,861)	(36,017,667)	$(562,737,703)

Retail Class
Issued from the sale of shares	2,947,547	$46,634,209	3,051,116	$46,513,165
Issued in connection with the reinvestment of distributions	83,316	1,268,803	—	—
Redeemed	(6,890,864)	(107,779,128)	(11,614,502)	(176,898,846)

Net change	(3,860,001)	$(59,876,116)	(8,563,386)	$(130,385,681)

Class N
Issued from the sale of shares	16,040,773	$249,378,730	919,910	$14,173,535
Issued in connection with the reinvestment of distributions	23,012	356,772	—	—
Redeemed	(3,441,640)	(55,005,342)	(166,839)	(2,596,065)

Net change	12,622,145	$194,730,160	753,071	$11,577,470

Increase (decrease) from capital share transactions	(10,371,968)	$(161,874,817)	(43,827,982)	$(681,545,914)

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Notes to Financial Statements – continued

September 30, 2017

12.  Capital Shares – continued

	Inflation Protected Securities Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,740,738	$18,132,311	1,087,435	$11,405,849
Issued in connection with the reinvestment of distributions	46,571	483,546	27,761	292,974
Redeemed	(1,983,730)	(20,686,159)	(656,052)	(6,793,970)

Net change	(196,421)	$(2,070,302)	459,144	$4,904,853

Retail Class
Issued from the sale of shares	32,413	$338,026	475,636	$4,848,867
Issued in connection with the reinvestment of distributions	1,997	20,705	1,606	16,580
Redeemed	(67,566)	(704,693)	(2,228,362)	(22,916,842)

Net change	(33,156)	$(345,962)	(1,751,120)	$(18,051,395)

Class N(a)
Issued from the sale of shares	126,867	$1,330,496	—	$—
Issued in connection with the reinvestment of distributions	1,970	20,520	—	—
Redeemed	(162)	(1,677)	—	—

Net change	128,675	$1,349,339	—	$—

Increase (decrease) from capital share transactions	(100,902)	$(1,066,925)	(1,291,976)	$(13,146,542)

(a) From commencement of Class operations on February 1, 2017 through September 30, 2017.

	Institutional High Income Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,973,166	$60,734,665	16,969,729	$103,359,817
Issued in connection with the reinvestment of distributions	5,749,113	37,599,200	9,032,268	52,567,796
Redeemed	(15,396,789)	(105,855,512)	(14,850,839)	(96,030,408)

Net change	(674,510)	$(7,521,647)	11,151,158	$59,897,205

Increase (decrease) from capital share transactions	(674,510)	$(7,521,647)	11,151,158	$59,897,205

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,119,247	$50,393,178	4,197,598	$50,532,659
Issued in connection with the reinvestment of distributions	1,688,036	20,304,273	1,199,344	14,138,073
Redeemed	(9,790,799)	(120,106,832)	(15,778,562)	(186,351,959)

Net change	(3,983,516)	$(49,409,381)	(10,381,620)	$(121,681,227)

Increase (decrease) from capital share transactions	(3,983,516)	$(49,409,381)	(10,381,620)	$(121,681,227)

|  96

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Core Disciplined Alpha Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Disciplined Alpha Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the period then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	6.93%
Institutional High Income	6.47%
Investment Grade Fixed Income	6.03%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Global Bond	$1,509,954
Institutional High Income	2,039,258
Investment Grade Fixed Income	7,742,197

Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Institutional High Income
Investment Grade Fixed Income

Foreign Tax Credit. For the year ended September 30, 2017, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond	$65,048	$23,129,405

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trust and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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LOOMIS FUNDS

Supplement dated June 30, 2017 to the Loomis Funds Summary Prospectuses, dated February 1, 2017, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES GLOBAL BOND FUND

Effective July 1, 2017, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 0.72%, 0.97% and 0.67% of the Fund’s average daily net assets for Institutional Class, Retail Class and Class N, respectively.

This undertaking is in effect through January 31, 2019.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Retail Class	Class N
Management fees[1]	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.26%	0.26%	0.09%
Total annual fund operating expenses	0.81%	1.06%	0.64%
Fee waiver and/or expense reimbursement[2]	0.09%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.72%	0.97%	0.64%

1	The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2017, as if such reduction had been in effect during the fiscal year ended September 30, 2016. The information has been restated to better reflect anticipated expenses of the Fund.

2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.72%, 0.97% and 0.67% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Institutional Class shares, Retail Class shares and Class N shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the examples for the Institutional Class and Retail Class shares are based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Institutional Class	$74	$244	$435	$988
Retail Class	$99	$323	$571	$1,281
Class N	$65	$205	$357	$798

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Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Retail Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Retail Class Shares

Retail Class shares of the Fund are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $1,000,000 and a minimum subsequent investment of $50,000, except there is no minimum initial or subsequent investment for:

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

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103  |

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

Registered Investment Advisers investing on behalf of their clients and certain wrap fee programs may aggregate investments of multiple clients to satisfy the $1,000,000 minimum initial investment amount.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

LOOMIS SAYLES FIXED INCOME FUND

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $3,000,000 and a minimum subsequent investment of $50,000, except there is no minimum initial or subsequent investment for:

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Class N Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for certain retirement plans and funds of funds that are distributed by NGAM Distribution, L.P. There is no subsequent investment minimum for these shares. In its sole discretion, NGAM Distribution, L.P. may waive the investment minimum requirement for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N.

Loomis Sayles Bond Fund	Loomis Sayles Institutional High Income Fund
Loomis Sayles Core Disciplined Alpha Bond Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Fixed Income Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small/Mid Cap Growth Fund

Effective July 1, 2017, the first sentence in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following information shows the investment minimum for various types of accounts:

Effective July 1, 2017, the following is added to the section “Purchase and Sale of Fund Shares” in each Fund’s Summary:

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

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|  104

Effective July 1, 2017, the last paragraph in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is amended and restated as follows:

The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the prospectus for details.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2017

Portfolio Review	1
Portfolio of Investments	9
Financial Statements	31
Notes to Financial Statements	35

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSIOX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of the Loomis Sayles High Income Opportunities Fund returned 8.91%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 8.88%.

Explanation of Fund Performance

Security selection within high yield corporate credit was a leading contributor to performance, with positive contributions from energy, metals and mining, and pharmaceuticals names. Exposure to emerging markets credit also benefited return as selected holdings in the space performed well. In addition, an out-of-benchmark allocation to convertible securities generated strong positive performance, bolstered by holdings within the pharmaceutical and technology sectors.

Conversely, the Fund’s out-of-benchmark exposure to equities was the most significant detractor from performance. Selected energy-related equity holdings were among the biggest laggards. In addition, the Fund’s modest exposure to US Treasuries weighed on performance. An out-of-benchmark allocation to investment grade corporate bonds also detracted from relative performance as the segment lagged high yield corporate bonds during the period.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly, and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks.

Within the high yield sector, we believe valuations have become less compelling, and we do not expect broad-based price appreciation from current levels. The underlying fundamentals of the sector remain supportive given the positive outlook for corporate profits and the low probability of defaults or economic recession. At this stage of the credit cycle,1 we are seeing increasing debt levels, but overall, balance sheets remain healthy and interest rate coverage is strong. We are watching for idiosyncratic risk factors or volatility that may allow us to selectively add to existing positions or establish exposure to new issues. In general, we are focusing on undervalued issues and looking for areas where we can move up in quality.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

1  |

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the fund is structurally very different from the benchmark and is well-positioned going into the fund’s next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 2017

Average Annual Total Returns — September 30, 2017

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 4/12/04)	8.91%	7.50%	8.26%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	8.88	6.36	7.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Barclays U.S. Universal and Global High-Yield Indices.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol
Ian Anderson	Institutional Class	LSSAX
Alessandro Pagani, CFA®
Clifton V. Rowe, CFA®

Investment Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates in December, March and June; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). In September 2017, volatility remained muted after the Fed announced it would start tapering mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

Performance Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Securitized Asset Fund returned 1.40%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, which returned 0.29%.

Explanation of Fund Performance

The Fund’s asset-backed security (ABS) holdings were the top contributor to relative performance during the period, largely due to strong security selection. The allocation generated positive absolute return and outperformed duration-matched Treasuries.

An overweight to commercial mortgage-backed securities (CMBS) was also a strong contributor to relative performance. The Fund’s positions in the space generated positive absolute and duration-adjusted returns. An allocation to residential mortgage-backed securities (RMBS) was also beneficial to relative performance, as these holdings generated significant excess return over Treasuries for the period.

Despite producing positive absolute and relative return over duration-matched Treasuries, agency pass-through securities lagged agency CMBS, ABS and RMBS on a duration-adjusted basis.

Outlook

Principal prepayments and mortgage refinances remain muted. We foresee downside risks only if US Treasury rates rally to approximately 1.5% – 1.6% and stay there for a prolonged period of time. With rates at that level, borrowers may be motivated to refinance existing mortgages.

Most ABS sectors continue to offer modest yield advantages relative to corporate bonds with similar ratings. The consumer sector has mixed fundamentals. Job and income growth continue to increase, but pressures from rising rent and health costs appear to be weighing on the consumer. This could be a potential cause for performance deterioration. Separately, regulatory risk in the consumer sector has declined with the current US administration. The commercial sector has positive, but mixed, fundamentals as it can be more directly exposed to global trade and commodity prices. The aviation industry is still enjoying low fuel prices, though labor costs have been increasing. A number of franchise-related businesses have been tapping the whole business securitization market.

Commercial real estate fundamentals remain strong, but we believe the credit cycle1 is maturing. We expect modest job growth to boost occupancy and support 2% to 4% property net operating income growth, but rising interest rates may limit appreciation, causing property values to be flat in 2017 and potentially decline in the next two years. As a result, we remain defensive in CMBS, focusing on shorter-maturity and seasoned bonds. CMBS spreads tend to follow corporate bond spreads with a lag (spread refers to the yield differential between US Treasury and non-US Treasury securities of similar maturity). Currently, we view CMBS as fair value relative to corporate bonds, but expensive relative to Treasuries. Light dealer inventory and negative net issuance should support spreads for the remainder of 2017, particularly in a stable spread environment. We also expect a positive net supply for the remainder of the year.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 2017

Average Annual Total Returns — September 30, 2017

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 3/2/06)	1.40%	3.14%	5.89%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Securitized Bond Index[1]	0.29	1.98	4.09

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,043.40	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,023.00	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

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The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles High Income Opportunities Fund	21%	2%
Loomis Sayles Securitized Asset Fund	55%	14%

In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors include: (1) the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s performance although lagging in certain periods, was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2018.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 94.1% of Net Assets

Non-Convertible Bonds – 85.1%

	ABS Home Equity – 1.7%
$175,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	$191,295
46,807	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	47,697
49,185	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	51,752
52,861	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	54,034
78,615	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 1-month LIBOR + 0.210%, 1.447%, 5/25/2035(a)	73,801
48,438	Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class AF5B, 5.603%, 5/25/2035(j)	49,232
187,735	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 1.567%, 9/19/2045(a)	153,597
320,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 1-month LIBOR + 4.250%, 5.487%, 11/25/2023(a)	352,001
270,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 4.537%, 10/25/2027(a)	299,381
60,596	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.002%, 7/19/2035(j)	58,700
99,701	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1-month LIBOR + 0.640%, 1.877%, 7/25/2045(a)	96,008
261,197	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.294%, 3/25/2035(j)	246,739
175,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(j)	174,919
56,110	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	56,738
365,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(j)	367,701
175,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(j)	175,399

		2,448,994

	ABS Other – 0.1%
203,869	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(j)	201,040

	Aerospace & Defense – 2.4%
90,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	95,512
75,000	Engility Corp., 8.875%, 9/01/2024	82,313
690,000	KLX, Inc., 5.875%, 12/01/2022, 144A	722,913

	Aerospace & Defense – continued
1,425,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,610,250
400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	489,000
350,000	Oshkosh Corp., 5.375%, 3/01/2025	371,000

		3,370,988

	Airlines – 2.3%
1,097,706	American Airlines Pass Through Certificates, Series 2013-1, Class B, 5.625%, 7/15/2022, 144A	1,152,876
350,601	American Airlines Pass Through Certificates, Series 2014-1, Class B, 4.375%, 4/01/2024	360,943
1,265,039	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	1,270,099
410,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	433,575
32,055	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	33,008

		3,250,501

	Automotive – 1.3%
520,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	523,900
150,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	155,678
225,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	237,234
65,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	67,763
60,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	62,775
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	357,600
485,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	491,062

		1,896,012

	Banking – 4.3%
600,000	Ally Financial, Inc., 3.500%, 1/27/2019	609,000
20,000	Ally Financial, Inc., 4.125%, 3/30/2020	20,600
20,000	Ally Financial, Inc., 4.125%, 2/13/2022	20,662
980,000	Ally Financial, Inc., 5.125%, 9/30/2024	1,061,340
1,240,000	Barclays PLC, 5.200%, 5/12/2026	1,323,891
1,125,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,363,894
1,335,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	1,357,165
265,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	293,069
120,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	132,005

		6,181,626

	Brokerage – 0.7%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	201,000
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	155,363

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Brokerage – continued
$515,000	Jefferies Group LLC, 6.450%, 6/08/2027	$596,308

		952,671

	Building Materials – 0.9%
300,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	319,800
300,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	344,700
7,000	Masco Corp., 7.750%, 8/01/2029	9,217
150,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	160,875
160,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	172,400
185,000	USG Corp., 4.875%, 6/01/2027, 144A	193,094
100,000	USG Corp., 5.500%, 3/01/2025, 144A	107,000

		1,307,086

	Cable Satellite – 7.2%
690,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	731,400
400,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	413,000
605,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	628,444
575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	602,312
540,000	CSC Holdings LLC, 5.250%, 6/01/2024	546,075
395,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	410,800
45,000	CSC Holdings LLC, 6.750%, 11/15/2021	49,725
300,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	346,125
625,000	DISH DBS Corp., 5.000%, 3/15/2023	638,672
440,000	DISH DBS Corp., 5.125%, 5/01/2020	461,318
480,000	DISH DBS Corp., 5.875%, 7/15/2022	510,000
500,000	DISH DBS Corp., 5.875%, 11/15/2024	524,063
245,000	DISH DBS Corp., 7.750%, 7/01/2026	281,302
275,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	280,500
1,320,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,407,450
875,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2026, 144A	911,094
200,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	210,250
565,000	Ziggo Bond Finance BV, 5.875%, 1/15/2025, 144A	589,012
660,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	676,295

		10,217,837

	Chemicals – 0.6%
805,000	Hercules LLC, 6.500%, 6/30/2029(b)(c)	809,025

	Construction Machinery – 0.9%
200,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	206,000
200,000	Ashtead Capital, Inc., 4.375%, 8/15/2027, 144A	206,000
115,000	United Rentals North America, Inc., 4.625%, 7/15/2023	120,031

	Construction Machinery – continued
490,000	United Rentals North America, Inc., 4.625%, 10/15/2025	496,125
290,000	United Rentals North America, Inc., 5.750%, 11/15/2024	307,763

		1,335,919

	Consumer Cyclical Services – 1.0%
460,000	Interval Acquisition Corp., 5.625%, 4/15/2023	473,800
285,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/2021, 144A	296,400
645,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	704,663

		1,474,863

	Consumer Products – 0.2%
225,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	233,438

	Diversified Manufacturing – 0.1%
75,000	Entegris, Inc., 6.000%, 4/01/2022, 144A	78,375

	Electric – 1.4%
90,000	AES Corp., 5.125%, 9/01/2027	92,250
300,000	AES Corp. (The), 5.500%, 4/15/2025	315,549
220,000	AES Corp. (The), 6.000%, 5/15/2026	236,775
925,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,120,406
200,000	Minejesa Capital BV, 4.625%, 8/10/2030, 144A	204,202

		1,969,182

	Environmental – 0.2%
45,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	46,800
175,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	186,879

		233,679

	Finance Companies – 4.9%
535,000	Aircastle Ltd., 4.125%, 5/01/2024	553,725
375,000	Aircastle Ltd., 5.125%, 3/15/2021	399,375
410,000	Aircastle Ltd., 5.500%, 2/15/2022	447,925
30,000	Aircastle Ltd., 7.625%, 4/15/2020	33,413
135,000	iStar, Inc., 4.000%, 11/01/2017	135,108
65,000	iStar, Inc., 4.625%, 9/15/2020	66,463
195,000	iStar, Inc., 4.875%, 7/01/2018	197,457
585,000	iStar, Inc., 5.000%, 7/01/2019	592,678
220,000	iStar, Inc., 5.250%, 9/15/2022	223,300
245,000	iStar, Inc., 6.500%, 7/01/2021	256,025
55,000	iStar, Inc., 7.125%, 2/15/2018	56,034
340,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	336,814
435,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	444,787
30,000	Navient Corp., MTN, 6.125%, 3/25/2024	30,930
65,000	Navient LLC, 4.875%, 6/17/2019	67,275
185,000	Navient LLC, 5.500%, 1/25/2023	187,313
835,000	Navient LLC, MTN, 5.500%, 1/15/2019	862,872

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$245,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	$257,250
550,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	577,500
395,000	Springleaf Finance Corp., 5.250%, 12/15/2019	411,195
255,000	Springleaf Finance Corp., 7.750%, 10/01/2021	288,073
110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	124,850
102,000	Stearns Holdings LLC, 9.375%, 8/15/2020, 144A	106,590
320,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	332,637

		6,989,589

	Financial Other – 0.7%
645,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	664,350
388,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	390,910

		1,055,260

	Food & Beverage – 1.8%
730,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	792,386
225,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	224,156
220,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	224,400
205,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	209,356
635,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	654,050
120,000	TreeHouse Foods, Inc., 4.875%, 3/15/2022	124,050
265,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	298,408

		2,526,806

	Gaming – 1.0%
150,000	Boyd Gaming Corp., 6.375%, 4/01/2026	163,688
80,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	87,300
165,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co., 4.500%, 1/15/2028, 144A	166,452
925,000	MGM Resorts International, 6.000%, 3/15/2023	1,019,812

		1,437,252

	Government Owned – No Guarantee – 1.9%
480,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	428,400
1,135,000	Petrobras Global Finance BV, 5.999%, 1/27/2028, 144A	1,134,149
130,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	138,905

	Government Owned – No Guarantee – continued
25,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	24,875
80,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	81,000
265,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	275,931
545,000	YPF S.A., 6.950%, 7/21/2027, 144A	577,700

		2,660,960

	Health Insurance – 0.2%
320,000	Centene Corp., 4.750%, 1/15/2025	332,000

	Healthcare – 4.9%
185,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	181,762
750,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	588,750
135,000	Envision Healthcare Corp., 5.625%, 7/15/2022	140,738
300,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	324,750
410,000	HCA, Inc., 4.500%, 2/15/2027	419,225
115,000	HCA, Inc., 5.250%, 4/15/2025	124,344
60,000	HCA, Inc., 5.250%, 6/15/2026	64,650
655,000	HCA, Inc., 5.375%, 2/01/2025	690,206
430,000	HCA, Inc., 7.050%, 12/01/2027	484,825
35,000	HCA, Inc., 7.500%, 12/15/2023	40,775
790,000	HCA, Inc., 7.500%, 11/06/2033	896,650
40,000	HCA, Inc., 7.690%, 6/15/2025	46,500
40,000	HCA, Inc., 8.360%, 4/15/2024	48,000
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	236,775
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	22,750
135,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	141,750
140,000	LifePoint Health, Inc., 5.500%, 12/01/2021	144,638
665,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	696,587
330,000	Quintiles IMS, Inc., 5.000%, 10/15/2026, 144A	349,800
440,000	SP Finco LLC, 6.750%, 7/01/2025, 144A	413,600
70,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	69,038
250,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	218,750
640,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	677,600

		7,022,463

	Home Construction – 2.1%
690,000	CalAtlantic Group, Inc., 5.000%, 6/15/2027	697,331
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(b)(d)(e)(f)	2
260,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(b)(c)	233,693
385,000	Lennar Corp., 4.750%, 11/15/2022	407,138
720,000	PulteGroup, Inc., 6.000%, 2/15/2035	750,600
495,000	PulteGroup, Inc., 6.375%, 5/15/2033	537,075
380,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	388,075

		3,013,914

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – 8.4%
$265,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	$275,600
1,035,000	Antero Resources Corp., 5.125%, 12/01/2022	1,058,287
75,000	Antero Resources Corp., 5.375%, 11/01/2021	76,969
250,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	268,125
595,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	539,962
68,000	California Resources Corp., 5.500%, 9/15/2021	36,210
33,000	California Resources Corp., 6.000%, 11/15/2024	15,015
360,000	California Resources Corp., 8.000%, 12/15/2022, 144A	234,000
110,000	Callon Petroleum Co., 6.125%, 10/01/2024	113,850
103,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	95,790
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	7,380
12,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	12,090
21,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	21,630
600,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	606,000
310,000	Continental Resources, Inc., 3.800%, 6/01/2024	299,150
80,000	Continental Resources, Inc., 4.500%, 4/15/2023	80,200
630,000	Continental Resources, Inc., 5.000%, 9/15/2022	640,237
445,000	Eclipse Resources Corp., 8.875%, 7/15/2023	452,787
670,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	693,450
85,000	Matador Resources Co., 6.875%, 4/15/2023	89,994
250,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	218,125
240,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	234,300
465,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	398,738
135,000	Newfield Exploration Co., 5.625%, 7/01/2024	144,788
834,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	848,595
75,000	PDC Energy, Inc., 6.125%, 9/15/2024	78,375
120,000	QEP Resources, Inc., 5.250%, 5/01/2023	116,700
225,000	QEP Resources, Inc., 5.375%, 10/01/2022	221,063
380,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(g)	190,000
660,000	Rice Energy, Inc., 6.250%, 5/01/2022	689,700
370,000	RSP Permian, Inc., 6.625%, 10/01/2022	388,038

	Independent Energy – continued
200,000	Sanchez Energy Corp., 6.125%, 1/15/2023	171,000
260,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	261,950
280,000	SM Energy Co., 5.000%, 1/15/2024	263,900
230,000	SM Energy Co., 5.625%, 6/01/2025	218,500
170,000	SM Energy Co., 6.125%, 11/15/2022	170,425
135,000	SM Energy Co., 6.500%, 11/15/2021	136,350
40,000	SM Energy Co., 6.500%, 1/01/2023	40,300
75,000	SM Energy Co., 6.750%, 9/15/2026	75,000
250,000	Southwestern Energy Co., 6.700%, 1/23/2025	253,750
265,000	Southwestern Energy Co., 7.500%, 4/01/2026	275,600
270,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	270,081
755,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	741,787

		12,023,791

	Leisure – 0.1%
100,000	Constellation Merger Sub, Inc., 8.500%, 9/15/2025, 144A	98,250

	Life Insurance – 0.3%
430,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	459,025

	Local Authorities – 0.3%
185,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	200,503
260,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	273,933

		474,436

	Lodging – 0.9%
115,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	117,300
595,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	612,850
550,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	577,500

		1,307,650

	Media Entertainment – 2.1%
660,000	AMC Networks, Inc., 4.750%, 12/15/2022	678,770
830,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	819,625
85,000	Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/2022	87,231
540,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	556,200
760,000	Viacom, Inc., 4.375%, 3/15/2043	654,725
35,000	Viacom, Inc., 4.850%, 12/15/2034	32,983
85,000	Viacom, Inc., (fixed rate to 2/28/2027, variable rate thereafter), 6.250%, 2/28/2057	85,531

		2,915,065

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 2.9%
$395,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	$418,770
150,000	ArcelorMittal, 7.250%, 3/01/2041	177,563
930,000	ArcelorMittal, 7.500%, 10/15/2039	1,116,000
355,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	363,431
870,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	870,870
75,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	70,078
165,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	182,505
340,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	353,600
345,000	Stillwater Mining Co., 6.125%, 6/27/2022, 144A	349,588
65,000	Vale Overseas Ltd., 6.875%, 11/10/2039	74,503
150,000	Vale S.A., 5.625%, 9/11/2042	153,000

		4,129,908

	Midstream – 4.8%
365,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/2024	381,998
80,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	84,200
525,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	558,469
335,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027, 144A	345,050
40,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	41,400
80,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	80,876
35,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	33,632
150,000	MPLX LP, 4.500%, 7/15/2023	159,585
430,000	MPLX LP, 4.875%, 12/01/2024	463,352
340,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	339,731
145,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	134,850
395,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	395,000
110,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	109,450
125,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	129,687
540,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	565,839
160,000	Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	177,338
335,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	369,550
195,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	219,325
160,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	156,400
175,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 11/15/2023	170,187

	Midstream – continued
985,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	994,850
50,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	49,563
670,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	683,400
135,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	144,450

		6,788,182

	Non-Agency Commercial Mortgage-Backed Securities – 1.1%
590,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 1-month LIBOR + 8.200%, 9.433%, 5/15/2020, 144A(a)(b)(c)(d)	592,950
795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	708,517
213,258	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(j)	217,802

		1,519,269

	Oil Field Services – 0.7%
370,000	Ensco PLC, 5.750%, 10/01/2044	265,475
20,000	Global Marine, Inc., 7.000%, 6/01/2028	20,200
90,000	Noble Holding International Ltd., 5.250%, 3/15/2042	58,950
185,000	Noble Holding International Ltd., 6.050%, 3/01/2041	126,263
330,000	Noble Holding International Ltd., 7.750%, 1/15/2024	292,875
15,000	Parker Drilling Co., 6.750%, 7/15/2022	12,014
209,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	218,927

		994,704

	Packaging – 1.0%
330,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(h)	353,199
345,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	354,384
350,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	383,905
360,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	373,500

		1,464,988

	Paper – 0.5%
350,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	347,340
320,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	343,776

		691,116

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – 1.1%
$375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	$365,625
95,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	83,363
115,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	107,525
1,110,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	980,962

		1,537,475

	Property & Casualty Insurance – 0.7%
350,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	367,517
555,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	577,894

		945,411

	REITs – Hotels – 0.3%
385,000	Felcor Lodging LP, 5.625%, 3/01/2023	398,956

	Restaurants – 0.5%
685,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	693,494

	Retailers – 1.1%
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	529,781
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	326,900
125,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	129,531
535,000	Group 1 Automotive, Inc., 5.250%, 12/15/2023, 144A	541,688
225,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	36,000

		1,563,900

	Supermarkets – 1.1%
730,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	642,400
415,000	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 8/15/2021, 144A	417,075
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	3,875
10,000	New Albertson’s, Inc., 8.700%, 5/01/2030	8,250
615,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	473,550

		1,545,150

	Technology – 5.6%
110,000	ACI Worldwide, Inc., 6.375%, 8/15/2020, 144A	111,980
260,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	232,050
135,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	145,463
70,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	74,813
140,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	143,500

	Technology – continued
1,265,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,404,846
310,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	398,143
520,000	Dell International LLC/EMC Corp., REGS, 8.350%, 7/15/2046	667,853
150,000	Equinix, Inc., 5.375%, 1/01/2022	157,275
140,000	Equinix, Inc., 5.375%, 4/01/2023	145,712
590,000	First Data Corp., 5.000%, 1/15/2024, 144A	612,597
695,000	First Data Corp., 7.000%, 12/01/2023, 144A	742,121
320,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	336,800
92,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	105,225
190,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	202,350
655,000	Open Text Corp., 5.625%, 1/15/2023, 144A	686,112
20,000	Open Text Corp., 5.875%, 6/01/2026, 144A	21,950
575,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	590,812
235,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	243,530
205,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	224,578
660,000	Western Digital Corp., 10.500%, 4/01/2024	775,500

		8,023,210

	Transportation Services – 0.1%
185,000	APL Ltd., 8.000%, 1/15/2024(b)(c)	175,288

	Treasuries – 2.9%
2,740,000	U.S. Treasury Note, 0.750%, 2/28/2018	2,734,863
1,410,000	U.S. Treasury Note, 1.125%, 1/31/2019	1,404,602

		4,139,465

	Wireless – 3.8%
220,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	237,325
970,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	1,029,413
325,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	327,763
80,000	Nokia Oyj, 3.375%, 6/12/2022	80,599
135,000	Nokia Oyj, 4.375%, 6/12/2027	138,881
690,000	SFR Group S.A., 6.000%, 5/15/2022, 144A	721,050
496,000	Sprint Capital Corp., 6.875%, 11/15/2028	555,520
1,205,000	Sprint Corp., 7.250%, 9/15/2021	1,339,056
585,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	608,400
395,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	399,321

		5,437,328

	Wirelines – 2.0%
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	216,110

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$15,000	Frontier Communications Corp., 7.000%, 11/01/2025	$9,300
235,000	Frontier Communications Corp., 7.450%, 7/01/2035	142,948
480,000	Frontier Communications Corp., 10.500%, 9/15/2022	416,400
95,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	96,603
520,000	Level 3 Financing, Inc., 5.250%, 3/15/2026	532,839
35,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	35,984
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	458,679
320,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	395,184
150,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	192,420
390,000	Windstream Services LLC, 7.750%, 10/15/2020	312,000

		2,808,467

	Total Non-Convertible Bonds
	(Identified Cost $114,994,457)	121,134,008

Convertible Bonds – 9.0%

	Building Materials – 0.1%
95,000	Tutor Perini Corp., 2.875%, 6/15/2021	110,616

	Cable Satellite – 0.5%
660,000	Dish Network Corp., 2.375%, 3/15/2024, 144A	655,875

	Consumer Cyclical Services – 0.5%
685,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	663,594

	Diversified Operations – 0.3%
485,000	RWT Holdings, Inc., 5.625%, 11/15/2019	499,550

	Healthcare – 0.9%
395,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	443,881
740,000	Teladoc, Inc., 3.000%, 12/15/2022, 144A	803,363

		1,247,244

	Industrial Other – 0.2%
255,000	II-VI, Inc., 0.250%, 9/01/2022, 144A	284,644

	Leisure – 0.1%
140,000	Rovi Corp., 0.500%, 3/01/2020	141,672

	Media Entertainment – 0.1%
205,000	Liberty Media Corp., 2.250%, 9/30/2046	217,812

	Midstream – 0.9%
880,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	807,400
155,000	PDC Energy, Inc., 1.125%, 9/15/2021	150,931
55,000	SM Energy Co., 1.500%, 7/01/2021	51,631
295,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	262,919

		1,272,881

	Oil Field Services – 0.5%
205,000	Hercules Capital, Inc., 4.375%, 2/01/2022, 144A	208,203
670,000	Nabors Industries, Inc., 0.750%, 1/15/2024, 144A	544,794

		752,997

	Pharmaceuticals – 2.2%
285,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	288,741
516,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	617,587
90,000	Dermira, Inc., 3.000%, 5/15/2022, 144A	96,863
345,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	311,578
295,000	Impax Laboratories, Inc., 2.000%, 6/15/2022	265,131
875,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	675,937
85,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	89,781
670,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024, 144A	762,544
80,000	Pacira Pharmaceuticals, Inc., 2.375%, 4/01/2022, 144A	78,100

		3,186,262

	Railroads – 0.4%
325,000	Echo Global Logistics, Inc., 2.500%, 5/01/2020	312,610
215,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024, 144A	241,606

		554,216

	REITs – Mortgage – 0.1%
210,000	iStar, Inc., 3.125%, 9/15/2022, 144A	211,837

	Technology – 2.2%
100,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022	130,562
1,080,000	Finisar Corp., 0.500%, 12/15/2036, 144A	1,012,500
400,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021, 144A	607,500
965,000	Nuance Communications, Inc., 1.000%, 12/15/2035	905,083
90,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	86,963
350,000	Verint Systems, Inc., 1.500%, 6/01/2021	342,125

		3,084,733

	Total Convertible Bonds
	(Identified Cost $12,698,965)	12,883,993

	Total Bonds and Notes
	(Identified Cost $127,693,422)	134,017,941

Senior Loans – 0.4%

	Chemicals – 0.1%
99,853	Chemours Co. (The), 2017 USD Term Loan B,1-month LIBOR + 2.500%, 3.740%, 5/12/2022(a)	100,352

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Senior Loans – continued

	Independent Energy – 0.3%
$407,467	Chesapeake Energy Corp., Term Loan, 3-month LIBOR + 7.500%, 8.814%, 8/23/2021(a)	$438,663

	Total Senior Loans
	(Identified Cost $507,320)	539,015

Shares

Preferred Stocks – 0.9%

	Food & Beverage – 0.5%
6,784	Bunge Ltd., 4.875%	704,264

	Midstream – 0.3%
641	Chesapeake Energy Corp., 5.750%	391,010
13	Chesapeake Energy Corp., 5.750%, 144A	7,930
90	Chesapeake Energy Corp., 5.750%	51,469

		450,409

	Technology – 0.1%
1,438	Belden, Inc., 6.750%	155,390

	Total Preferred Stocks
	(Identified Cost $1,287,698)	1,310,063

Common Stocks – 0.7%

	Oil, Gas & Consumable Fuels – 0.5%
17,026	Bonanza Creek Energy, Inc.(i)	561,688
8,051	Halcon Resources Corp.(i)	54,747
570	Rex Energy Corp.(i)	1,539
25,834	Whiting Petroleum Corp.(i)	141,053

		759,027

	Pharmaceuticals – 0.2%
4,298	Bristol-Myers Squibb Co.	273,955

	Total Common Stocks
	(Identified Cost $1,967,608)	1,032,982

Warrants – 0.0%
2,186	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(i)	1,202
1,657	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(b)(d)(f)(i)	—

	Total Warrants
	(Identified Cost $—)	1,202

Short-Term Investments – 2.7%
3,788,489	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $3,788,597 on 10/02/2017 collateralized by $3,675,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $3,867,632 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,788,489)	3,788,489

	Total Investments – 98.8%
	(Identified Cost $135,244,537)	140,689,692
	Other assets less liabilities—1.2%	1,683,038

	Net Assets – 100.0%	$142,372,730

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $1,810,956 or 1.3% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $2 or 0.0% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017, interest payments were made in cash.
(i)	Non-income producing security.
(j)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $58,279,623 or 40.9% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Opportunities Fund – continued

Industry Summary at September 30, 2017

Independent Energy	8.7%
Technology	7.9
Cable Satellite	7.7
Midstream	6.0
Healthcare	5.8
Finance Companies	4.9
Banking	4.3
Wireless	3.8
Pharmaceuticals	3.5
Treasuries	2.9
Metals & Mining	2.9
Aerospace & Defense	2.4
Airlines	2.3
Food & Beverage	2.3
Media Entertainment	2.2
Home Construction	2.1
Wirelines	2.0
Other Investments, less than 2% each	24.4
Short-Term Investments	2.7

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 114.0% of Net Assets

	ABS Car Loan – 11.3%
$443,207	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.600%, 7/08/2019	$443,241
1,840,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.400%, 1/08/2021(a)	1,850,942
1,440,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	1,457,976
5,060,000	Americredit Automobile Receivables Trust, Series 2016-4, Class C, 2.410%, 7/08/2022	5,057,222
645,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	646,561
2,630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A(a)	2,638,428
300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/2021, 144A	300,737
4,395,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A(a)	4,388,430
3,480,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.630%, 12/20/2021, 144A(a)	3,480,492
2,430,000	California Republic Auto Receivables Trust, Series 2016-2, Class B, 2.520%, 5/16/2022	2,423,342
3,100,000	California Republic Auto ReceivablesTrust, Series 2017-1, Class C, 3.760%, 12/15/2023	3,099,229
889,006	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A(a)	888,508
1,835,000	CarNow Auto Receivables Trust, Series 2015-1A, Class C, 3.880%, 4/15/2020, 144A	1,843,711
2,200,261	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	2,168,972
2,225,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A	2,276,964
1,610,000	CPS Auto Receivables Trust, Series 2015-B, Class C, 4.200%, 5/17/2021, 144A	1,630,208
1,745,000	CPS Auto Receivables Trust, Series 2016-A, Class D, 5.000%, 12/15/2021, 144A	1,794,754
4,025,000	CPS Auto Trust, Series 2016-D, Class D, 4.530%, 1/17/2023, 144A	4,103,562
4,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A(a)	4,010,281
6,770,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	6,819,401

	ABS Car Loan – continued
2,010,000	Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.910%, 5/17/2021, 144A(a)	2,035,211
7,550,000	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A	7,643,812
1,240,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	1,262,398
2,340,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	2,382,907
5,040,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	5,050,751
1,233,630	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A(a)	1,235,714
1,687,638	First Investors Auto Owner Trust, Series 2014-1A, Class B, 2.260%, 1/15/2020, 144A	1,689,133
1,915,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A	1,927,742
2,245,000	First Investors Auto Owner Trust, Series 2017-1A, Class C, 2.950%, 4/17/2023, 144A	2,246,985
5,530,000	Flagship Credit Auto Trust, Series 2014-2, Class B, 2.840%, 11/16/2020, 144A(a)	5,556,099
1,535,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	1,547,168
710,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	725,927
3,900,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A(a)	3,931,791
1,390,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	1,400,153
3,210,000	Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 2.270%, 7/25/2020, 144A(a)	3,194,945
2,435,000	Hertz Vehicle Financing LLC, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A	2,418,697
1,399,543	Honor Automobile Trust Securitization, Series 2016-1A, Class A, 2.940%, 11/15/2019, 144A	1,404,656
1,285,000	Motor PLC, Series 2017-1A, Class A1, 1.773%, 9/25/2024, 144A(k)	1,285,495
8,605,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A(a)	8,606,100
2,990,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	2,993,392
1,061,262	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A(a)	1,061,258

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$1,820,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	$1,835,349
5,060,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.460%, 3/15/2022	5,086,260
5,660,000	Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.760%, 12/15/2022	5,666,344
1,515,000	Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.290%, 9/15/2021, 144A	1,526,729
2,795,000	Westlake Automobile Receivables Trust, Series 2016-2A, Class C, 2.830%, 5/17/2021, 144A	2,813,057

		127,851,034

	ABS Credit Card – 1.1%
2,000,000	Barclays Dryrock Issuance Trust, Series 2015-1, Class A, 2.200%, 12/15/2022(a)	2,008,827
9,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(a)	9,384,117
1,000,000	World Financial Network Credit Card Master Trust, Series 2012-C, Class M, 3.320%, 8/15/2022	1,012,800

		12,405,744

	ABS Home Equity – 3.9%
3,205,000	Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN7, Class A1, 3.105%, 9/28/2032, 144A(c)(k)	3,205,000
2,581,116	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	2,672,861
2,163,182	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)(k)	2,186,892
2,122,803	Bayview Opportunity Master Fund IVb Trust, Series 2016-SPL2, Class A, 4.000%, 6/28/2053, 144A(a)(k)	2,202,194
898,457	Bayview Opportunity Master Fund IVb Trust, Series 2017-NPL1, Class A1, 3.598%, 1/28/2032, 144A(k)	896,135
1,385,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class B1, 4.250%, 6/28/2054, 144A(k)	1,425,018
2,016,100	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class B1, 4.250%, 11/28/2053, 144A(k)	2,108,645
3,198,446	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.500%, 1/28/2055, 144A(k)	3,278,949
2,562,711	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A(a)	2,577,993

	ABS Home Equity – continued
1,500,000	Colony American Homes, Series 2014-1A, Class B, 1-month LIBOR + 1.350%, 2.584%, 5/17/2031, 144A(b)	1,501,922
96,417	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.956%, 7/25/2021(k)	93,700
93,922	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(k)	94,899
215,393	Countrywide Home Equity Loan Trust, Series 2006-S7, Class A3, 5.712%, 11/25/2035(k)	214,554
6,025,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.087%, 10/25/2027(a)(b)	6,155,043
3,265,766	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 3.114%, 5/19/2034(a)(k)	3,329,846
2,025,000	Home Partners of America Trust, Series 2016-1, Class D, 1-month LIBOR + 3.300%, 4.534%, 3/17/2033, 144A(b)	2,064,477
578,090	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(k)	577,787
103,915	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 3.179%, 7/25/2035(k)	96,885
1,417,000	Progress Residential Trust, Series 2015-SFR3, 4.673%, 11/12/2032, 144A	1,473,195
73,244	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(c)(d)	71,153
347,013	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	329,524
14,626	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(c)(d)	14,212
770,000	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 10/25/2047, 144A(c)(k)	790,564
1,772,231	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(a)(k)	1,780,024
1,767,557	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 4/25/2056, 144A(a)(k)	1,758,763
3,386,009	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 3.346%, 11/25/2036(k)	3,178,136

		44,078,371

	ABS Other – 4.4%
982,187	AASET Trust, Series 2017-1A, Class A, 3.967%, 5/16/2042, 144A	988,794
1,945,417	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(k)	2,022,151

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$1,044,185	CLI Funding V LLC, Series 2014-1A, Class A, 3.290%, 6/18/2029, 144A	$1,042,133
2,101,125	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	2,104,424
1,320,931	Emerald Aviation Finance Ltd., Series 2013-1, Class A, 4.650%, 10/15/2038, 144A(k)	1,356,966
283,975	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	282,801
1,607,000	GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A4, 2.360%, 1/20/2023, 144A	1,605,729
2,375,000	Lendmark Funding Trust, Series 2017-1A, Class A, 2.830%, 12/22/2025, 144A	2,376,032
1,451,154	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(k)	1,464,263
9,265,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A(a)	9,504,157
4,160,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A	4,323,140
1,556,858	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	1,563,743
5,335,194	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	5,320,595
3,753,014	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(a)	3,929,745
128,073	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A	127,973
2,232,934	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A	2,248,154
701,396	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	693,654
1,402,042	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	1,401,998
593,379	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	591,970
3,490,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A(a)	3,472,417
2,420,000	Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.550%, 4/15/2021, 144A(e)(f)	2,418,448
635,000	Verizon Owner Trust, Series 2016-1A, Class A, 1.420%, 1/20/2021, 144A	632,035

		49,471,322

	ABS Student Loan – 2.9%
1,697,265	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	1,689,413
1,607,325	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 3-month LIBOR + 0.950%, 2.249%, 7/01/2024(a)(b)	1,610,030
1,625,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.790%, 6/15/2032(b)(c)	1,624,350
7,850,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.280%, 3/15/2033(b)(c)	7,846,860
3,540,192	SLM Student Loan Trust, Series 2008-2, Class A3, 3-month LIBOR + 0.750%, 2.064%, 4/25/2023(b)	3,533,830
81,424	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	82,301
422,336	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1-month LIBOR + 1.250%, 2.482%, 8/25/2032, 144A(b)	427,326
6,342,033	SoFi Professional Loan Program LLC, Series 2015-C, Class B, 3.580%, 8/25/2036, 144A(a)	6,364,110
3,220,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A(a)	3,244,204
6,622,652	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 2.314%, 7/25/2025(a)(b)	6,670,666

		33,093,090

	ABS Whole Business – 0.4%
3,351,600	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	3,484,266
975,000	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	998,894

		4,483,160

	Agency Commercial Mortgage-Backed Securities – 10.3%
14,155,000	Federal National Mortgage Association, Series 2015-M13, Class A2, 2.802%, 6/25/2025(k)	14,170,034
1,025,353	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.162%, 11/25/2022(b)	1,025,823
22,300,000	Federal National Mortgage Association, Series 2015-M8, Class A2, 2.900%, 1/25/2025(k)	22,554,978
6,043,000	Federal National Mortgage Association, Series 2016-M1, Class A2, 2.939%, 1/25/2026(k)	6,103,282

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$398,578,299	FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class X1, 0.440%, 2/25/2023(a)(g)(k)	$5,552,913
6,125,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)(k)	6,419,080
84,874,975	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.357%, 4/25/2023(a)(g)(k)	979,449
34,338,809	FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class X1, 0.907%, 10/25/2023(g)(k)	1,328,833
36,493,195	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1, 1.334%, 3/25/2024(g)(k)	2,254,535
39,480,913	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class X1, 0.871%, 9/25/2024(a)(g)(k)	1,685,724
78,285,275	FHLMC Multifamily Structured Pass Through Certificates, Series K046, Class X1, 0.499%, 3/25/2025(g)(k)	1,928,847
74,050,129	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.286%, 5/25/2025(g)(k)	803,984
37,403,488	FHLMC Multifamily Structured Pass Through Certificates, Series K049, Class X1, 0.739%, 7/25/2025(g)(k)	1,480,928
21,728,928	FHLMC Multifamily Structured Pass Through Certificates, Series K050, Class X1, 0.462%, 8/25/2025(g)(k)	501,336
42,827,330	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class X1, 0.686%, 9/25/2025(a)(g)(k)	1,565,228
17,631,398	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class X1, 0.807%, 11/25/2025(g)(k)	773,177
9,752,753	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class X1, 1.030%, 12/25/2025(g)(k)	591,736
17,085,451	FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class X1, 1.318%, 1/25/2026(g)(k)	1,376,322

	Agency Commercial Mortgage-Backed Securities – continued
7,702,501	FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class X1, 1.502%, 3/25/2026(g)(k)	729,223
8,721,091	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class X1, 1.327%, 7/25/2026(g)(k)	736,270
8,734,442	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class X1, 1.058%, 8/25/2026(g)(k)	595,710
26,095,980	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, 0.437%, 9/25/2026(g)(k)	637,786
94,848,486	FHLMC Multifamily Structured Pass Through Certificates, Series K060, Class X1, 0.201%, 10/25/2026(g)(k)	762,060
15,699,758	FHLMC Multifamily Structured Pass Through Certificates, Series K152, Class X1, 1.097%, 1/25/2031(g)(k)	1,424,114
3,288,178	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.472%, 1/25/2023(g)(k)	160,648
52,408,138	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class X, 0.430%, 8/25/2025(g)(k)	778,130
3,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS07, Class A2, 2.735%, 9/25/2025(a)	2,987,032
35,581,793	FHLMC Multifamily Structured Pass Through Certificates, Series KW02, Class X1, 0.447%, 12/25/2026(g)(k)	725,997
1,953,077	FNMA, 3.340%, 3/01/2029	2,020,762
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(a)(k)	4,693,232
1,749,838	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(a)(k)	1,879,037
2,213,141	Government National Mortgage Association, Series 2011-121, Class ZA, 6.500%, 8/16/2051(a)	2,783,352
64,142,898	Government National Mortgage Association, Series 2012-85, Class IO, 0.816%, 9/16/2052(a)(g)(k)	2,875,494
11,841,267	Government National Mortgage Association, Series 2014-101, Class IO, 0.827%, 4/16/2056(g)(k)	663,861
18,105,091	Government National Mortgage Association, Series 2014-86, Class IO, 0.785%, 4/16/2056(g)(k)	872,752
72,004,124	Government National Mortgage Association, Series 2015-146, Class IB, 0.864%, 7/16/2055(a)(g)(k)	3,923,973
17,572,189	Government National Mortgage Association, Series 2015-171, Class IO, 0.893%, 11/16/2055(g)(k)	1,172,401
27,202,942	Government National Mortgage Association, Series 2015-189, Class IG, 0.932%, 1/16/2057(a)(g)(k)	1,716,984

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$18,105,013	Government National Mortgage Association, Series 2015-21, Class IO, 1.033%, 7/16/2056(g)(k)	$1,099,115
37,374,741	Government National Mortgage Association, Series 2015-32, Class IO, 0.873%, 9/16/2049(a)(g)(k)	2,160,324
13,051,273	Government National Mortgage Association, Series 2015-68, Class IO, 0.780%, 7/16/2057(g)(k)	737,445
45,754,192	Government National Mortgage Association, Series 2015-70, Class IO, 1.069%, 12/16/2049(a)(g)(k)	2,919,959
35,904,143	Government National Mortgage Association, Series 2015-73, Class IO, 0.813%, 11/16/2055(a)(g)(k)	1,989,542
28,126,082	Government National Mortgage Association, Series 2016-143, 0.957%, 10/16/2056(g)	2,292,453
55,985,743	Government National Mortgage Association, Series 2016-6, Class IO, 0.752%, 2/16/2051(a)(g)(k)	2,747,024

		117,180,889

	Collateralized Mortgage Obligations – 25.0%
117,217	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(l)	131,370
95,468	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(a)	105,581
1,082,627	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 11.914%, 6/15/2023(l)	1,236,021
483,651	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class MH, 5.000%, 7/15/2033	515,300
208,193	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(a)(c)(d)(g)	51,894
214,186	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 7.219%, 11/15/2033(l)	222,707
2,698,323	Federal Home Loan Mortgage Corp., REMIC, Series 2882, Class TF, 1-month LIBOR + 0.250%, 1.484%, 10/15/2034(a)(b)	2,704,285
7,444,567	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(a)	8,186,916
3,332,226	Federal Home Loan Mortgage Corp., REMIC, Series 3013, Class AS, 15.168%, 5/15/2035(a)(l)	4,345,040
7,765,855	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 5.966%, 5/15/2036(a)(g)(l)	1,726,238
2,223,750	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class BI, 5.016%, 2/15/2038(g)(l)	331,888

	Collateralized Mortgage Obligations – continued
1,517,718	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class WS, 13.136%, 2/15/2038(a)(l)	1,902,135
1,548,397	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.024%, 6/15/2048(a)(g)(k)	1,477,010
450,000	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037	502,053
1,654,988	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.217%, 12/15/2036(a)(g)(k)	1,743,292
1,007,080	Federal Home Loan Mortgage Corp., REMIC, Series 3752, Class KF, 1-month LIBOR + 0.500%, 1.734%, 12/15/2037(b)	1,010,587
1,937,290	Federal Home Loan Mortgage Corp., REMIC, Series 3785, Class LS, 7.431%, 1/15/2041(a)(l)	2,253,288
360,817	Federal Home Loan Mortgage Corp., REMIC, Series 3808, Class SH, 6.726%, 2/15/2041(l)	402,476
1,830,902	Federal Home Loan Mortgage Corp., REMIC, Series 3828, Class EF, 1-month LIBOR + 0.400%, 1.634%, 5/15/2037(a)(b)	1,837,305
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 17.828%, 8/15/2040(a)(l)	3,036,927
4,379,579	Federal Home Loan Mortgage Corp., REMIC, Series 4097, 4.916%, 8/15/2032(g)(l)	573,790
1,820,000	Federal Home Loan Mortgage Corp., REMIC, Series 4204, Class QP, 3.000%, 5/15/2043(a)	1,776,744
1,624,459	Federal Home Loan Mortgage Corp., REMIC, Series 4238, Class FD, 1-month LIBOR + 0.300%, 1.534%, 2/15/2042(a)(b)	1,622,274
15,389,283	Federal Home Loan Mortgage Corp., REMIC, Series 4321, Class BS, 1.696%, 6/15/2039(g)(k)	813,493
800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4395, Class PE, 2.500%, 4/15/2037	710,161
357,917	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class NT, 6.500%, 8/15/2043(l)	388,727
425,382	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class TN, 5.000%, 8/15/2043(l)	454,972
1,399,000	Federal Home Loan Mortgage Corp., REMIC, Series 4480, Class NB, 3.500%, 6/15/2045	1,407,638
631,630	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(a)(g)	114,298
8,644,124	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042(a)	8,743,127

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$736,401	Federal Home Loan Mortgage Corp., Series 3792, Class DF, 1-month LIBOR + 0.400%, 1.634%, 11/15/2040(b)	$737,264
2,170,761	Federal Home Loan Mortgage Corp., Series 4268, Class DL, 2.500%, 11/15/2028	2,128,451
1,655,138	Federal Home Loan Mortgage Corp., Series 4290, Class QB, 2.500%, 1/15/2029	1,613,732
255,193	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 6.013%, 1/25/2024(c)(d)(g)(l)	30,248
1,472,728	Federal National Mortgage Association, REMIC, Series 2005-22, Class DG, 6.810%, 4/25/2035(a)(l)	1,556,470
3,772,955	Federal National Mortgage Association, REMIC, Series 2005-45, Class DA, 19.884%, 6/25/2035(l)	5,866,012
1,725,408	Federal National Mortgage Association, REMIC, Series 2005-62, Class GZ, 5.750%, 7/25/2035(a)	2,095,449
2,969,415	Federal National Mortgage Association, REMIC, Series 2006-46, Class SK, 19.664%, 6/25/2036(a)(l)	4,164,146
154,857	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 6.063%, 8/25/2036(c)(d)(g)(l)	25,708
757,326	Federal National Mortgage Association, REMIC, Series 2008-15, Class AS, 26.814%, 8/25/2036(l)	1,294,379
717,637	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(a)	721,992
2,032,726	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.441%, 8/25/2038(a)(k)	2,120,533
496,272	Federal National Mortgage Association, REMIC, Series 2008-87, Class LD, 4.647%, 11/25/2038(k)	519,442
1,301,533	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 2.684%, 3/25/2039(a)(k)	1,291,488
109,377	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024	115,034
266,268	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 4.682%, 12/25/2039(k)	271,425
3,693,540	Federal National Mortgage Association, REMIC, Series 2010-95, Class FB, 1-month LIBOR + 0.400%, 1.637%, 9/25/2040(a)(b)	3,699,091
458,025	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 6.463%, 11/25/2040(l)	510,244
6,895,651	Federal National Mortgage Association, REMIC, Series 2012-112, Class DA, 3.000%, 10/25/2042(a)	6,890,506

	Collateralized Mortgage Obligations – continued
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 9.138%, 7/25/2043(a)(l)	1,984,902
939,818	Federal National Mortgage Association, REMIC, Series 2013-23, Class TS, 4.294%, 3/25/2043(l)	860,925
722,847	Federal National Mortgage Association, REMIC, Series 2013-26, Class SJ, 3.975%, 4/25/2033(l)	728,907
5,210,271	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 4.913%, 8/25/2042(a)(g)(l)	861,133
139,555	Federal National Mortgage Association, REMIC, Series 2014-67, Class PT, 6.000%, 10/25/2044(l)	146,326
1,845,566	Federal National Mortgage Association, REMIC, Series 2015-1, Class SN, 6.000%, 7/25/2043(a)(l)	2,079,973
687,206	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(l)	681,436
2,863,339	Federal National Mortgage Association, REMIC, Series 2016-26, Class KL, 4.500%, 11/25/2042(a)(l)	2,663,794
28,561,082	Federal National Mortgage Association, REMIC, Series 2016-32, Class SA, 4.863%, 10/25/2034(a)(g)(l)	4,401,063
2,251,867	Federal National Mortgage Association, REMIC, Series 2016-32, Class TG, 4.500%, 1/25/2043(a)(k)	2,133,940
826,837	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(a)(g)	193,548
182,387	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(a)(c)(d)(g)(k)	47,769
872,161	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(a)(g)	201,884
167,359	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(a)(c)(d)(g)	35,903
1,856,305	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(a)(g)	342,085
798,449	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(a)(g)	167,495
448,998	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(a)(c)(d)(g)	97,504
928,243	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(a)(g)	207,297
440,273	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(a)(c)(d)(g)	94,603
510,022	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(a)(g)	118,812

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$645,543	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(a)(g)	$148,214
576,282	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(a)(g)	115,135
273,664	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(a)(c)(d)(g)(k)	52,479
370,133	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(a)(c)(d)(g)	81,076
239,923	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(a)(c)(d)(g)(k)	57,818
71,850	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(a)(c)(d)(g)	15,015
2,187,024	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(a)(g)(k)	421,393
709,363	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(a)(g)	158,517
686,263	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(a)(g)(k)	140,503
626,816	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(a)(c)(d)(g)(k)	85,028
350,966	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(a)(c)(d)(g)	65,754
58,846	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(d)(g)(k)	11,528
10,743,254	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class X1, 1.503%, 12/25/2021(g)(k)	505,058
4,960,161	Government National Mortgage Association, Series 2006-46, Class IO, 0.475%, 4/16/2046(c)(d)(g)(k)	74,955
2,637,909	Government National Mortgage Association, Series 2006-51, Class IO, 0.928%, 8/16/2046(a)(c)(d)(g)(k)	80,015
7,247,966	Government National Mortgage Association, Series 2009-114, Class IO, 0.000%, 10/16/2049(c)(d)(g)(k)	55,457
258,671	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039	316,926
9,440,668	Government National Mortgage Association, Series 2010-124, Class X, 0.092%, 1/15/2053(a)(c)(d)(g)(k)	78,478
393,105	Government National Mortgage Association, Series 2010-49, Class IA, 1.509%, 10/16/2052(c)(d)(g)(k)	21,981

	Collateralized Mortgage Obligations – continued
720,965	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 1.561%, 10/20/2060(b)	716,112
2,365,452	Government National Mortgage Association, Series 2010-H22, Class FE, 1-month LIBOR + 0.350%, 1.581%, 5/20/2059(a)(b)	2,359,250
8,172,887	Government National Mortgage Association, Series 2011-119, Class IO, 0.548%, 8/16/2051(g)(k)	194,130
29,435,005	Government National Mortgage Association, Series 2011-121, Class IO, 0.744%, 6/16/2043(a)(g)(k)	476,794
18,504,906	Government National Mortgage Association, Series 2011-161, Class IO, 0.499%, 4/16/2045(g)(k)	382,548
8,371,809	Government National Mortgage Association, Series 2011-38, Class IO, 0.075%, 4/16/2053(a)(g)(k)	151,916
3,193,713	Government National Mortgage Association, Series 2011-53, Class IO, 0.459%, 5/16/2051(a)(c)(d)(g)(k)	80,349
1,316,132	Government National Mortgage Association, Series 2011-H01, Class AF, 1-month LIBOR + 0.450%, 1.681%, 11/20/2060(b)	1,312,241
572,585	Government National Mortgage Association, Series 2011-H21, Class FT, 1-year CMT + 0.700%, 1.930%, 10/20/2061(b)	578,014
15,534,276	Government National Mortgage Association, Series 2012-100, Class IC, 1.367%, 9/16/2050(g)(k)	945,001
11,810,746	Government National Mortgage Association, Series 2012-111, Class IC, 1.267%, 9/16/2050(g)(k)	688,708
62,840,758	Government National Mortgage Association, Series 2012-142, Class IO, 1.001%, 4/16/2054(a)(g)(k)	2,620,592
17,792,996	Government National Mortgage Association, Series 2012-23, Class IO, 0.800%, 6/16/2053(a)(g)(k)	541,213
31,534,674	Government National Mortgage Association, Series 2012-55, Class IO, 0.769%, 4/16/2052(a)(g)(k)	722,213
20,042,706	Government National Mortgage Association, Series 2012-70, Class IO, 0.506%, 8/16/2052(a)(g)(k)	483,861
19,497,588	Government National Mortgage Association, Series 2012-79, Class IO, 0.803%, 3/16/2053(g)(k)	813,508
7,725,971	Government National Mortgage Association, Series 2012-H08, Class FA, 1-month LIBOR + 0.600%, 1.831%, 1/20/2062(a)(b)	7,750,623
1,192,786	Government National Mortgage Association, Series 2012-H11, Class GA, 1-month LIBOR + 0.580%, 1.811%, 5/20/2062(b)	1,194,677

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$769,503	Government National Mortgage Association, Series 2012-H16, Class HA, 2.000%, 7/20/2062	$768,445
2,277,335	Government National Mortgage Association, Series 2012-H20, Class BA, 1-month LIBOR + 0.560%, 1.791%, 9/20/2062(a)(b)	2,281,668
1,300,153	Government National Mortgage Association, Series 2012-H22, Class HD, 5.258%, 1/20/2061(k)	1,403,876
2,159,315	Government National Mortgage Association, Series 2012-H24, Class FD, 1-month LIBOR + 0.590%, 1.821%, 9/20/2062(a)(b)	2,163,497
307,260	Government National Mortgage Association, Series 2012-H24, Class FE, 1-month LIBOR + 0.600%, 1.831%, 10/20/2062(b)	308,443
16,539,114	Government National Mortgage Association, Series 2012-H24, Class HI, 1.193%, 10/20/2062(c)(g)(k)	656,396
4,389,001	Government National Mortgage Association, Series 2012-H26, Class BA, 1-month LIBOR + 0.350%, 1.581%, 10/20/2062(a)(b)	4,370,385
1,947,486	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 1.631%, 10/20/2062(a)(b)	1,941,956
1,730,262	Government National Mortgage Association, Series 2012-H27, Class FB, 1-month LIBOR + 0.500%, 1.731%, 10/20/2062(a)(b)	1,732,956
2,773,228	Government National Mortgage Association, Series 2012-H30, Class GA, 1-month LIBOR + 0.350%, 1.581%, 12/20/2062(a)(b)	2,756,620
5,221,374	Government National Mortgage Association, Series 2013-175, Class IO, 0.700%, 5/16/2055(g)(k)	185,259
37,702,204	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(a)	37,458,889
22,379,638	Government National Mortgage Association, Series 2013-H16, Class AI, 1.630%, 7/20/2063(c)(g)(k)	1,307,810
16,083,000	Government National Mortgage Association, Series 2013-H18, Class EI, 1.733%, 7/20/2063(c)(g)(k)	1,133,385
2,614,099	Government National Mortgage Association, Series 2013-H18, Class JI, 1.396%, 8/20/2063(c)(g)(k)	123,353
1,602,264	Government National Mortgage Association, Series 2013-H21, Class FB, 1-month LIBOR + 0.700%, 1.931%, 9/20/2063(b)	1,610,279

	Collateralized Mortgage Obligations – continued
297,757	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 1.880%, 4/20/2063(b)	300,160
43,610,060	Government National Mortgage Association, Series 2014-130, Class IB, 0.905%, 8/16/2054(a)(g)(k)	2,200,625
72,624	Government National Mortgage Association, Series 2014-160, Class ST, 6.500%, 10/20/2044(l)	73,001
35,497,492	Government National Mortgage Association, Series 2014-24, Class IX, 0.752%, 1/16/2054(a)(g)(k)	1,392,826
25,100,505	Government National Mortgage Association, Series 2014-70, Class IO, 0.895%, 3/16/2049(a)(g)(k)	1,152,306
13,856,530	Government National Mortgage Association, Series 2014-H03, Class FS, 1-month LIBOR + 0.650%, 1.881%, 2/20/2064(a)(b)	13,922,003
4,203,097	Government National Mortgage Association, Series 2014-H05, Class FB, 1-month LIBOR + 0.600%, 1.831%, 12/20/2063(a)(b)	4,211,447
3,444,361	Government National Mortgage Association, Series 2014-H06, Class FA, 1-month LIBOR + 0.570%, 1.801%, 3/20/2064(a)(b)	3,452,655
8,301,718	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.601%, 6/20/2064(a)(k)	9,105,275
3,288,685	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)(b)	3,283,452
2,342,645	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)(b)	2,338,553
44,383,502	Government National Mortgage Association, Series 2015-120, Class IO, 0.908%, 3/16/2057(a)(g)(k)	2,696,000
1,299,207	Government National Mortgage Association, Series 2015-39, Class SN, 3.117%, 3/20/2045(a)(l)	1,318,966
3,147,107	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 1.531%, 4/20/2061(a)(b)	3,146,774
5,794,041	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	5,676,246
3,805,646	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 1.511%, 5/20/2063(a)(b)	3,804,499
1,438,067	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 1.931%, 10/20/2065(a)(b)	1,442,610

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$108,763	Government National Mortgage Association, Series 2015-H29, Class HZ, 4.588%, 9/20/2065(k)	$121,007
993,299	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 1.911%, 8/20/2061(b)	996,352
1,770,000	Government National Mortgage Association, Series 2016-17, Class GT, 5.000%, 8/20/2045(l)	1,651,542
1,653,028	Government National Mortgage Association, Series 2016-23, Class PA, 5.720%, 7/20/2037(a)(k)	1,814,627
4,280,086	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)(b)	4,332,034
28,580,959	Government National Mortgage Association, Series 2016-H09, Class JI, 2.093%, 4/20/2066(a)(c)(g)(k)	2,911,685
5,461,559	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)(b)	5,473,677
2,696,415	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 1.811%, 5/20/2066(a)(b)	2,700,867
529,236	Government National Mortgage Association, Series 2016-H14, Class JZ, 4.541%, 8/20/2063(k)	559,919
522,962	Government National Mortgage Association, Series 2016-H19, Class CZ, 4.483%, 8/20/2066(k)	581,102
525,891	Government National Mortgage Association, Series 2016-H19, Class EZ, 5.087%, 6/20/2061(k)	579,421
2,537,599	Government National Mortgage Association, Series 2016-H19, Class FC, 1-month LIBOR + 0.400%, 1.631%, 8/20/2066(a)(b)	2,535,110
3,046,366	Government National Mortgage Association, Series 2016-H19, Class FE, 1-month LIBOR + 0.370%, 1.601%, 6/20/2061(a)(b)	3,047,489
2,570,124	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 1.631%, 9/20/2063(a)(b)	2,573,382
5,000,000	Government National Mortgage Association, Series 2017-H17, Class FG, 1.750%, 8/20/2067(c)(k)	4,996,875

		283,121,234

	Hybrid ARMs – 1.0%
181,390	FHLMC, 1-year CMT + 2.238%, 2.991%, 1/01/2036(a)(b)	191,487
1,720,482	FHLMC, 1-year CMT + 2.216%, 3.095%, 6/01/2035(a)(b)	1,813,622

	Hybrid ARMs – continued
92,088	FHLMC, 1-year CMT + 2.248%, 3.111%, 1/01/2035(a)(b)	97,188
963,901	FHLMC, 12-month LIBOR + 2.190%, 3.815%, 2/01/2037(a)(b)	1,023,541
405,034	FNMA, 6-month LIBOR + 1.504%, 2.952%, 2/01/2037(a)(b)	417,982
2,115,430	FNMA, 1-year CMT + 2.215%, 2.956%, 6/01/2034(a)(b)	2,232,462
847,882	FNMA, 1-year CMT + 2.127%, 3.012%, 9/01/2034(a)(b)	892,567
228,664	FNMA, 1-year CMT + 2.045%, 3.170%, 10/01/2035(a)(b)	234,349
1,699,059	FNMA, 12-month LIBOR + 1.697%, 3.365%, 8/01/2038(a)(b)	1,785,701
2,823,921	FNMA, 12-month LIBOR + 1.736%, 3.484%, 9/01/2037(a)(b)	2,964,203
355,093	FNMA, 12-month LIBOR + 1.881%, 3.495%, 9/01/2036(a)(b)	375,551

		12,028,653

	Mortgage Related – 45.1%
1,612,231	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class VS, 14.244%, 2/15/2038(a)(l)	2,107,503
3,779,296	FHLMC, 3.500%, with various maturities from 2042 to 2046(a)(h)	3,910,730
750,292	FHLMC, 4.000%, 9/01/2045	790,240
61,402	FHLMC, 5.000%, 9/01/2035	67,190
7,724,275	FNMA, 4.000%, with various maturities from 2041 to 2052(h)	8,173,275
2,292,648	FNMA, 4.500%, with various maturities from 2045 to 2046(a)(h)	2,465,676
486,577	FNMA, 5.500%, 8/01/2034(a)	548,277
5,436	FNMA, 6.000%, 10/01/2034	6,207
5,345,000	FNMA (TBA), 2.500%, 11/01/2032(i)	5,375,111
32,995,000	FNMA (TBA), 3.000%, 11/01/2047(i)	33,051,708
97,860,000	FNMA (TBA), 3.500%, 11/01/2047(i)	100,702,141
117,545,000	FNMA (TBA), 4.000%, 11/01/2047(i)	123,578,361
754,475	GNMA, 1-month LIBOR + 0.530%, 1.762%, 8/20/2063(b)	759,208
431,299	GNMA, 1-month LIBOR + 1.735%, 2.955%, 7/20/2060(b)	449,793
1,797,793	GNMA, 1-month LIBOR + 1.719%, 2.965%, 2/20/2061(a)(b)	1,875,015
316,813	GNMA, 1-month LIBOR + 1.773%, 2.992%, 9/20/2060(b)	331,408
2,483,173	GNMA, 1-month LIBOR + 2.005%, 3.235%, 2/20/2063(a)(b)	2,606,423
1,103,275	GNMA, 1-month LIBOR + 2.374%, 3.583%, 6/20/2065(b)	1,189,636
381,015	GNMA, 4.089%, 8/20/2062(k)	391,626
49,436	GNMA, 4.291%, 12/20/2060(k)	50,121
1,363,267	GNMA, 4.294%, 3/20/2063(k)	1,420,462
1,799,189	GNMA, 4.427%, 5/20/2063(a)(k)	1,883,396
3,471,278	GNMA, 4.444%, 2/20/2063(a)(k)	3,615,853
27,939	GNMA, 4.459%, 3/20/2063(k)	29,191
1,032,004	GNMA, 4.465%, 6/20/2063(k)	1,077,939

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$49,538	GNMA, 4.466%, 10/20/2062(k)	$51,480
31,917	GNMA, 4.467%, 5/20/2062(k)	32,935
1,480,254	GNMA, 4.477%, 2/20/2062(a)(k)	1,522,176
2,184,910	GNMA, 4.479%, with various maturities from 2062 to 2063(a)(h)(k)	2,283,324
297,481	GNMA, 4.489%, 11/20/2061(k)	304,345
1,906,253	GNMA, 4.491%, 4/20/2063(a)(k)	1,988,861
834,934	GNMA, 4.496%, 7/20/2062(k)	864,349
1,435,348	GNMA, 4.497%, 1/20/2062(a)(k)	1,473,990
381,798	GNMA, 4.500%, 9/20/2060(k)	397,031
333,553	GNMA, 4.501%, 10/20/2061(k)	340,776
1,362,648	GNMA, 4.503%, 8/20/2063(k)	1,425,023
44,807	GNMA, 4.504%, 5/20/2062(k)	46,208
1,575,178	GNMA, 4.513%, 4/20/2066(a)(k)	1,705,306
2,216,987	GNMA, 4.516%, 2/20/2067(a)(k)	2,442,135
2,550,532	GNMA, 4.519%, 12/20/2061(a)(k)	2,616,648
1,132,543	GNMA, 4.520%, 12/20/2061(k)	1,158,967
4,080,195	GNMA, 4.523%, with various maturities from 2063 to 2067(h)(k)	4,506,305
669,908	GNMA, 4.527%, 1/20/2064(k)	694,735
5,611,035	GNMA, 4.528%, with various maturities from 2063 to 2064(a)(h)(k)	6,001,804
2,541,245	GNMA, 4.529%, 4/20/2067(k)	2,811,698
475,361	GNMA, 4.536%, 1/20/2063(k)	495,219
945,339	GNMA, 4.537%, 6/20/2062(k)	971,528
2,346,747	GNMA, 4.538%, 12/20/2066(a)(k)	2,583,823
3,285,982	GNMA, 4.544%, 12/20/2064(a)(k)	3,553,203
4,705,054	GNMA, 4.552%, 3/20/2063(a)(k)	4,900,931
12,064,813	GNMA, 4.554%, 6/20/2067(k)	13,380,582
430,329	GNMA, 4.556%, 9/20/2062(k)	446,048
893,334	GNMA, 4.563%, 9/20/2063(k)	955,635
6,041,820	GNMA, 4.564%, 7/20/2065(a)(k)	6,575,272
2,102,607	GNMA, 4.566%, with various maturities in 2067(h)(k)	2,316,607
1,651,303	GNMA, 4.567%, 1/20/2067(a)(k)	1,724,303
514,808	GNMA, 4.568%, 2/20/2066(k)	557,444
4,232,716	GNMA, 4.571%, 6/20/2063(a)(k)	4,427,575
54,552	GNMA, 4.580%, 6/20/2062(k)	56,265
863,089	GNMA, 4.583%, 6/20/2061(k)	880,438
1,387,927	GNMA, 4.584%, 12/20/2063(k)	1,488,638
1,544,951	GNMA, 4.585%, 1/20/2067(a)(k)	1,705,239
3,688,107	GNMA, 4.588%, 3/20/2062(a)(k)	3,773,626
52,101	GNMA, 4.591%, 3/20/2063(k)	54,285
876,520	GNMA, 4.595%, 4/20/2067(k)	956,726
443,090	GNMA, 4.599%, 6/20/2063(k)	463,058
1,444,815	GNMA, 4.601%, 5/20/2067(k)	1,570,006
4,605,529	GNMA, 4.602%, 5/20/2067(k)	5,108,403
14,166	GNMA, 4.603%, 12/20/2063(k)	14,674
9,431,625	GNMA, 4.604%, with various maturities from 2062 to 2067(h)(k)	10,438,160
2,032,912	GNMA, 4.605%, 5/20/2067(k)	2,265,245
811,105	GNMA, 4.613%, 7/20/2062(k)	839,653
4,062,222	GNMA, 4.614%, 8/20/2066(a)(k)	4,490,633
468,118	GNMA, 4.615%, 3/20/2062(k)	481,376
603,924	GNMA, 4.617%, 10/20/2061(k)	617,031
1,127,905	GNMA, 4.621%, 4/20/2067(k)	1,247,506
357,714	GNMA, 4.623%, 7/20/2063(k)	373,646
766,185	GNMA, 4.624%, 6/20/2062(k)	789,594
1,554,053	GNMA, 4.633%, 12/20/2063(k)	1,673,455

	Mortgage Related – continued
1,209,959	GNMA, 4.637%, 8/20/2061(k)	1,233,637
35,506	GNMA, 4.650%, 1/20/2061(k)	36,095
6,849,394	GNMA, 4.654%, 5/20/2067(k)	7,638,207
4,119,238	GNMA, 4.655%, with various maturities from 2062 to 2067(a)(h)(k)	4,551,382
3,340,579	GNMA, 4.656%, 10/20/2061(a)(k)	3,412,459
1,194,179	GNMA, 4.667%, 4/20/2067(k)	1,220,135
11,199,846	GNMA, 4.671%, with various maturities from 2062 to 2064(a)(h)(k)	11,574,478
17,815	GNMA, 4.672%, 3/20/2062(k)	18,445
35,877	GNMA, 4.677%, 2/20/2062(k)	36,745
10,067,828	GNMA, 4.683%, with various maturities from 2061 to 2063(a)(h)(k)	10,376,990
1,504,195	GNMA, 4.684%, 5/20/2064(a)(k)	1,634,867
474,278	GNMA, 4.690%, 1/20/2062(k)	485,407
4,195,696	GNMA, 4.700%, with various maturities in 2061(a)(h)(k)	4,266,587
92,303	GNMA, 4.716%, 3/20/2061(k)	93,638
607,690	GNMA, 4.721%, 12/20/2063(k)	656,506
861,200	GNMA, 4.737%, 8/20/2062(k)	885,746
1,475,729	GNMA, 4.739%, 6/20/2061(a)(k)	1,502,051
489,279	GNMA, 4.795%, 5/20/2061(k)	496,988
2,051,580	GNMA, 4.807%, 5/20/2061(a)(k)	2,083,050
65,575	GNMA, 4.819%, 3/20/2062(k)	67,010
524,436	GNMA, 4.897%, 1/20/2062(k)	550,121
222,989	GNMA, 5.140%, 5/20/2060(k)	229,635
33,920	GNMA, 5.169%, 2/20/2062(k)	35,063
257,207	GNMA, 5.240%, 5/20/2060(k)	265,345
155,536	GNMA, 5.305%, 7/20/2060(k)	160,654
3,460	GNMA, 5.444%, 6/20/2062(k)	3,502
156,685	GNMA, 5.474%, 5/20/2060(k)	162,394
34,045	GNMA, 5.500%, with various maturities in 2059(h)(k)	34,389
2,393	GNMA, 5.505%, 7/20/2058(k)	2,665
247,860	GNMA, 5.590%, 2/20/2060(k)	255,613
99,284	GNMA, 5.650%, 12/20/2059(k)	102,420
3,486	GNMA, 5.685%, 9/20/2059(k)	3,557
308,712	GNMA, 6.572%, 5/20/2061(k)	319,270
3,463,326	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(a)	3,463,165
2,212,351	Government National Mortgage Association, Series 2013-H13, Class SI, 1.303%, 6/20/2063(c)(g)(k)	123,062
3,257,045	Government National Mortgage Association, Series 2013-H22, Class FB, 1-month LIBOR + 0.700%, 1.931%, 8/20/2063(a)(b)	3,273,416
23,191,058	Government National Mortgage Association, Series 2014-H24, Class HI, 0.941%, 9/20/2064(c)(g)(k)	1,025,045
12,942,508	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.623%, 10/20/2064(a)(k)	14,504,220
15,490,092	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 1.701%, 2/20/2065(a)(b)	15,446,938
2,334,666	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 1.461%, 5/20/2065(a)(b)	2,314,831

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$3,463,717	Government National Mortgage Association, Series 2015-H19, Class FA, 1-month LIBOR + 0.200%, 1.431%, 4/20/2063(a)(b)	$3,460,186
767,114	Government National Mortgage Association, Series 2015-H28, Class JZ, 4.960%, 3/20/2065(k)	817,384
19,934,413	Government National Mortgage Association, Series 2016-H01, Class AI, 1.701%, 1/20/2066(a)(c)(g)(k)	1,812,786

		511,936,497

	Non-Agency Commercial Mortgage-Backed Securities – 8.6%
2,424,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	2,427,383
2,572,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class A4, 4.194%, 11/12/2046(a)(k)	2,780,295
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	1,235,178
2,670,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047(a)	2,794,755
1,300,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,377,669
2,520,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4, 3.838%, 9/10/2047(a)	2,653,319
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A4, 3.691%, 3/10/2047	1,274,554
2,605,000	Commercial Mortgage Trust, Series 2013-CR6, Class A4, 3.101%, 3/10/2046(a)	2,675,161
3,110,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048(a)	3,175,556
3,015,000	Commercial Mortgage Trust, Series 2016-SAVA, Class C, 1-month LIBOR + 3.000%, 4.235%, 10/15/2034, 144A(b)	3,047,020
636,887	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.514%, 2/15/2041(a)(k)	636,407
2,450,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	2,537,846
1,228,682	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)(b)	1,231,408

	Non-Agency Commercial Mortgage-Backed Securities – continued
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(a)(k)	5,267,629
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)(k)	5,723,559
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046(a)(k)	3,765,571
2,930,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047(a)	3,130,869
2,936,150	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047(a)	3,013,256
1,416,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 3.998%, 4/10/2047	1,504,817
6,465,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1-month LIBOR + 0.900%, 2.134%, 10/15/2029, 144A(a)(b)	6,467,018
1,628,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047(a)	1,696,049
472,386	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)(b)	473,093
3,025,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 1-month LIBOR + 4.500%, 5.727%, 7/15/2036, 144A(a)(b)	3,058,980
2,735,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048(a)	2,811,620
3,390,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047(a)	3,528,627
2,084,602	Morgan Stanley Capital I Trust, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044(a)	2,086,500
1,000,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.666%, 6/15/2044, 144A(k)	1,035,143
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(k)	3,411,534
680,000	SCG Trust, Series 2013-SRP1, Class A, 1-month LIBOR + 1.650%, 2.877%, 11/15/2026, 144A(b)	666,871
905,000	SCG Trust, Series 2013-SRP1, Class B, 1-month LIBOR + 2.500%, 3.977%, 11/15/2026, 144A(b)	891,279

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$2,100,000	Starwood Retail Property Trust, Inc., 1-month LIBOR + 1.220%, 2.454%, 11/15/2027, 144A(a)(b)	$2,095,808
6,500,000	Starwood Retail Property Trust, Inc., 1-month LIBOR + 1.650%, 2.884%, 11/15/2027, 144A(a)(b)	6,411,058
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048(a)	4,159,770
1,465,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A4, 3.723%, 5/15/2047	1,536,694
1,635,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047	1,739,915
4,632,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	4,851,319

		97,173,530

	Total Bonds and Notes
	(Identified Cost $1,321,999,633)	1,292,823,524

Short-Term Investments – 8.7%
67,575,000	Federal Home Loan Bank Discount Notes, 1.025%, 11/13/2017(j)	67,496,140
18,815,426	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $18,815,959 on 10/02/2017 collateralized by $19,055,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $19,192,425 including accrued interest (Note 2 of Notes to Financial Statements)	18,815,426
12,405,000	U.S. Treasury Bills, 1.040%, 12/07/2017(j)	12,382,599

	Total Short-Term Investments
	(Identified Cost $98,688,683)	98,694,165

	Total Investments – 122.7%
	(Identified Cost $1,420,688,316)	1,391,517,689
	Other assets less liabilities—(22.7)%	(257,880,056)

	Net Assets – 100.0%	$1,133,637,633

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(b)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $1,228,927 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $2,418,448 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(h)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(i)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(k)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(l)	Variable rate security. Security pays interest at a rate which is periodically pre-determined by reference to a base lending rate (e.g. LIBOR) plus or minus a margin. The base lending rate may also be adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $241,939,013 or 21.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
ARS	Auction Rate Security
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SLM	Sallie Mae
TBA	To Be Announced

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Securitized Asset Fund – continued

At September 30, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2017	128	$16,230,305	$16,040,000	$(190,305)
30 Year U.S. Treasury Bond	12/19/2017	123	19,176,653	18,795,938	(380,715)
Ultra 10 Year U.S. Treasury Note	12/19/2017	308	41,986,963	41,373,062	(613,901)

Total					$(1,184,921)

At September 30, 2017, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/29/2017	190	$41,096,085	$40,983,594	$112,491
5 Year U.S. Treasury Note	12/29/2017	640	75,792,304	75,200,000	592,304

Total					$704,795

Industry Summary at September 30, 2017

Mortgage Related	45.1%
Collateralized Mortgage Obligations	25.0
ABS Car Loan	11.3
Agency Commercial Mortgage-Backed Securities	10.3
Non-Agency Commercial Mortgage-Backed Securities	8.6
ABS Other	4.4
ABS Home Equity	3.9
ABS Student Loan	2.9
Other Investments, less than 2% each	2.5
Short-Term Investments	8.7

Total Investments	122.7
Other assets less liabilities (including futures contracts)	(22.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Statements of Assets and Liabilities

September 30, 2017

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$135,244,537	$1,420,688,316
Net unrealized appreciation (depreciation)	5,445,155	(29,170,627)

Investments at value	140,689,692	1,391,517,689
Cash	39,917	868,184
Due from brokers (Note 2)	—	2,101,000
Receivable for Fund shares sold	125,015	1,139,931
Receivable for securities sold	154,692	—
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	263,723,440
Dividends and interest receivable	1,800,701	4,045,439
Receivable for variation margin on futures contracts (Note 2)	—	49,660

TOTAL ASSETS	142,810,017	1,663,445,343

LIABILITIES
Payable for securities purchased	429,852	2,377,969
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	527,346,952
Payable for Fund shares redeemed	7,435	82,789

TOTAL LIABILITIES	437,287	529,807,710

NET ASSETS	$142,372,730	$1,133,637,633

NET ASSETS CONSIST OF:
Paid-in capital	$136,852,021	$1,175,424,214
Undistributed net investment income	598,371	9,075,452
Accumulated net realized loss on investments and futures contracts	(522,817)	(21,211,280)
Net unrealized appreciation (depreciation) on investments and futures contracts	5,445,155	(29,650,753)

NET ASSETS	$142,372,730	$1,133,637,633

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$142,372,730	$1,133,637,633

Shares of beneficial interest	13,004,708	111,552,866

Net asset value, offering and redemption price per share	$10.95	$10.16

See accompanying notes to financial statements.

31  |

Statements of Operations

For the Year Ended September 30, 2017

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$7,630,148	$39,912,359
Dividends	187,492	—
Less net foreign taxes withheld	(5,129)	—

Investment income	7,812,511	39,912,359

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on:
Investments	1,046,012	1,463,472
Futures contracts	—	978,553
Net change in unrealized appreciation (depreciation) on:
Investments	2,721,211	(26,176,737)
Futures contracts	—	(464,651)

Net realized and unrealized gain (loss) on investments and futures contracts	3,767,223	(24,199,363)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,579,734	$15,712,996

See accompanying notes to financial statements.

|  32

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$7,812,511	$7,907,165	$39,912,359	$36,937,926
Net realized gain (loss) on investments and futures contracts	1,046,012	(1,280,168)	2,442,025	15,646,361
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,721,211	8,956,827	(26,641,388)	(11,733,579)

Net increase in net assets resulting from operations	11,579,734	15,583,824	15,712,996	40,850,708

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(7,943,545)	(8,169,008)	(56,065,078)	(44,606,095)
Net realized capital gains
Institutional Class	—	(452,100)	—	—

Total distributions	(7,943,545)	(8,621,108)	(56,065,078)	(44,606,095)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	3,030,853	8,574,679	158,131,172	74,405,757

Net increase in net assets	6,667,042	15,537,395	117,779,090	70,650,370
NET ASSETS
Beginning of the year	135,705,688	120,168,293	1,015,858,543	945,208,173

End of the year	$142,372,730	$135,705,688	$1,133,637,633	$1,015,858,543

UNDISTRIBUTED NET INVESTMENT INCOME	$598,371	$621,993	$9,075,452	$6,923,736

See accompanying notes to financial statements.

33  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.66	$10.11	$10.92	$10.53	$10.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.62	0.60	0.55	0.62	0.67
Net realized and unrealized gain (loss)	0.30	0.60	(0.81)	0.43	0.25

Total from Investment Operations	0.92	1.20	(0.26)	1.05	0.92

LESS DISTRIBUTIONS FROM:
Net investment income	(0.63)	(0.62)	(0.55)	(0.66)	(0.74)
Net realized capital gains	—	(0.03)	—	—	—

Total Distributions	(0.63)	(0.65)	(0.55)	(0.66)	(0.74)

Net asset value, end of the period	$10.95	$10.66	$10.11	$10.92	$10.53

Total return	8.91%	12.55%	(2.61)%	10.01%	9.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142,373	$135,706	$120,168	$69,343	$78,102
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	5.74%	5.94%	5.12%	5.70%	6.33%
Portfolio turnover rate	37%	36%	28%	41%	41%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.57	$10.62	$10.73	$10.73	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.40	0.37	0.41	0.41
Net realized and unrealized gain (loss)	(0.25)	0.04	0.06	0.14	(0.33)

Total from Investment Operations	0.14	0.44	0.43	0.55	0.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)	(0.49)	(0.54)	(0.55)	(0.62)
Net realized capital gains	—	—	—	—	(0.12)

Total Distributions	(0.55)	(0.49)	(0.54)	(0.55)	(0.74)

Net asset value, end of the period	$10.16	$10.57	$10.62	$10.73	$10.73

Total return	1.40%	4.27%	4.13%	5.25%	0.75%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,133,638	$1,015,859	$945,208	$824,407	$689,196
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	3.78%	3.84%	3.47%	3.80%	3.67%
Portfolio turnover rate	313%	306%	272%	260%	244%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

See accompanying notes to financial statements.

|  34

Notes to Financial Statements

September 30, 2017

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

35  |

Notes to Financial Statements – continued

September 30, 2017

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2017, securities held by the funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Opportunities Fund	$1,810,956	1.3%	$2	Less than 0.1%
Securitized Asset Fund	2,418,448	0.2%	1,228,927	0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2017.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it

|  36

Notes to Financial Statements – continued

September 30, 2017

was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2017.

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours

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September 30, 2017

prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Stripped Securities. Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds and/or non-income producing securities, non-deductible expenses, convertible bonds and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, convertible bonds and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

	2017 Distributions Paid From:			2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$7,943,545	$—	$7,943,545	$8,164,479	$456,629	$8,621,108
Securitized Asset Fund	56,065,078	—	56,065,078	44,606,095	—	44,606,095

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements – continued

September 30, 2017

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$670,900	$9,075,452
Capital loss carryforward:
Short-term:
No expiration date	—	(3,340,498)
Long-term:
No expiration date	(399,803)	(18,350,908)

Total capital loss carryforward	(399,803)	(21,691,406)

Unrealized appreciation (depreciation)	5,267,017	(29,170,627)

Total accumulated earnings (losses)	$5,538,114	$(41,786,581)

Capital loss carryforward utilized in the current year	$894,868	$—

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Unrealized appreciation (depreciation)
Investments	$5,267,017	$(29,170,627)
Foreign currency translations	—	—

Total unrealized appreciation (depreciation)	$5,267,017	$(29,170,627)

As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Federal tax cost	$135,422,675	$1,420,688,316

Gross tax appreciation	$7,886,262	$7,665,420
Gross tax depreciation	(2,619,245)	(36,836,047)

Net tax appreciation (depreciation)	$5,267,017	$(29,170,627)

k.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Due from Brokers. Transactions and positions in certain futures contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statement of Assets and Liabilities for Securitized Asset Fund represents cash pledged as initial margin for futures contracts or as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

m.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for

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Notes to Financial Statements – continued

September 30, 2017

non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, neither Fund had loaned securities under this agreement.

n.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$3,013,912	$2	(b)	$3,013,914
Non-Agency Commercial Mortgage-Backed Securities	—	926,319	592,950	(c)	1,519,269
All Other Non-Convertible Bonds(a)	—	116,600,825	—		116,600,825

Total Non-Convertible Bonds	—	120,541,056	592,952		121,134,008

Convertible Bonds(a)	—	12,883,933	—		12,883,933

Total Bonds and Notes	—	133,424,989	592,952		134,017,941

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Notes to Financial Statements – continued

September 30, 2017

High Income Opportunities Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Senior Loans(a)	$—	$539,015	$—		$539,015
Preferred Stocks
Food & Beverage	—	704,264	—		704,264
Midstream	—	450,409	—		450,409
All Other Preferred Stocks(a)	155,390	—	—		155,390

Total Preferred Stocks	155,390	1,154,673	—		1,310,063

Common Stocks(a)	1,032,982	—	—		1,032,982

Warrant	1,202	—	—	(d)	1,202
Short-Term Investments	—	3,788,489	—		3,788,489

Total	$1,189,574	$138,907,166	$592,952		$140,689,692

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Valued using broker-dealer bid prices.

(d) Includes a security fair valued at zero using Level 3 inputs.

A preferred stock valued at $285,512 was transferred from Level 1 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$39,997,442	$4,080,929	(b)	$44,078,371
ABS Student Loan	—	23,621,880	9,471,210	(c)	33,093,090
Collateralized Mortgage Obligations	—	270,848,168	12,273,066	(d)	283,121,234
Mortgage Related	—	508,975,604	2,960,893	(c)	511,936,497
All Other Bonds and Notes(a)	—	420,594,332	—		420,594,332

Total Bonds and Notes	—	1,264,037,426	28,786,098		1,292,823,524

Short-Term Investments	—	98,694,165	—		98,694,165

Total Investments	—	1,362,731,591	28,786,098		1,391,517,689

Futures Contracts (unrealized appreciation)	704,795	—	—		704,795

Total	$704,795	$1,362,731,591	$28,786,098		$1,392,222,484

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(1,184,921)	$—	$—		$(1,184,921)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($3,995,564) or fair valued by the Fund’s adviser ($85,365).

(c) Valued using broker-dealer bid prices.

(d) Valued using broker-dealer bid prices ($11,129,504) or fair valued by the Fund’s adviser ($1,143,562).

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Notes to Financial Statements – continued

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
Home Construction	$4	$91	$(198,057)	$197,968	$—	$(4)	$—	$—	$2		$—
Non-Agency Commercial Mortgage-Backed Securities	573,514	—	—	19,436	—	—	—	—	592,950		19,436
Transportation Services	113,265	—	17,506	(19,806)	—	(110,965)	—	—	—		—
Warrants	3,336	—	—	—	—	—	—	(3,336)	—	(a)	—

Total	$690,119	$91	$(180,551)	$197,598	$—	$(110,969)	$—	$(3,336)	$592,952		$19,436

(a) Includes a security fair valued at zero using Level 3 inputs.

Warrants valued at $3,336 was transferred from Level 3 to Level 1 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$5,037,047	$—	$—	$—	$—	$—	$—	$(5,037,047)	$—	$—
ABS Home Equity	1,303,154	—	(3,866)	4,634	3,995,564	(36,765)	—	(1,181,792)	4,080,929	1,012
ABS Other	4,046,953	—	6,812	(7,518)	—	(986,022)	—	(3,060,225)	—	—
ABS Student Loan	—	—	—	6,022	9,465,188	—	—	—	9,471,210	6,022
Collateralized Mortgage Obligations	18,241,211	—	(1,263,795)	(835,440)	5,828,092	(427,541)	—	(9,269,461)	12,273,066	(846,005)
Mortgage Related	3,754,871	—	(357,438)	(436,540)	—	—	—	—	2,960,893	(436,540)
Non-Agency Commercial Mortgage-Backed Securities	5,374,722	—	(6,990)	12,268	—	(5,380,000)	—	—	—	—

Total	$37,757,958	$—	$(1,625,277)	$(1,256,574)	$19,288,844	$(6,830,328)	$—	$(18,548,525)	$28,786,098	$(1,275,511)

Debt securities valued at $8,097,272 were transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016 these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $10,451,253 were transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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Notes to Financial Statements – continued

September 30, 2017

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Securitized Asset Fund used during the period include futures contracts.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended September 30, 2017, Securitized Asset Fund used futures contracts to manage duration and to hedge against changes in interest rates.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded/cleared asset derivatives

Interest rate contracts	$704,795

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded/cleared liability derivatives

Interest rate contracts	$(1,184,921)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2017 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$978,553

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(464,651)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2017:

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	20.57%
Highest Notional Amount Outstanding	25.23%
Lowest Notional Amount Outstanding	16.97%
Notional Amount Outstanding as of September 30, 2017	16.97%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives

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Notes to Financial Statements – continued

September 30, 2017

with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Securitized Asset Fund	$1,904,660	$1,904,660

5.  Purchases and Sales of Securities. For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$9,507,396	$5,370,750	$43,936,149	$42,563,848
Securitized Asset Fund	3,639,714,516	3,604,576,463	327,280,472	265,647,165

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred; and other operating expenses of the Funds, as applicable.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust. Natixis Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distribution to the extent that Natixis Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each

|  44

Notes to Financial Statements – continued

September 30, 2017

Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, Trustees fees and expenses allocable to the Funds.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds (applicable allocations to the Funds are paid by Loomis Sayles) based on their average daily unused portion of the line of credit. Loomis Sayles, on behalf of the Funds, paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Opportunities Fund	5	95.49%
Securitized Asset Fund	3	96.97%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,798,284	$30,037,359	3,946,889	$39,857,592
Issued in connection with the reinvestment of distributions	423,355	4,531,661	455,812	4,556,737
Redeemed	(2,942,318)	(31,538,167)	(3,569,068)	(35,839,650)

Increase (decrease) from capital share transactions	279,321	$3,030,853	833,633	$8,574,679

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Notes to Financial Statements – continued

September 30, 2017

10.  Capital Shares – continued.

	Securitized Asset Fund

	Year Ended September 30, 2017		Year Ended September 30, 2016

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	36,251,463	$370,701,025	24,907,012	$261,801,082
Issued in connection with the reinvestment of distributions	1,064,715	10,877,118	657,888	6,909,793
Redeemed	(21,878,143)	(223,446,971)	(18,480,008)	(194,305,118)

Increase (decrease) from capital share transactions	15,438,035	$158,131,172	7,084,892	$74,405,757

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of at September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

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2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	1.22%

Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

49  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

51  |

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  52

Loomis Sayles Bond Fund

Annual Report

September 30, 2017

Portfolio Review	1
Portfolio of Investments	13
Financial Statements	32
Notes to Financial Statements	39
Shareholder Supplement	enclosed
(previously posted to the Fund’s website)

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Brian P. Kennedy	Admin Class	LBFAX
Elaine M. Stokes	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class

1  |

posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Results

For the 12 months ended September 30, 2017, Institutional Class shares of Loomis Sayles Bond Fund returned 5.99%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -0.01%.

Explanation of Fund Performance

Out-of-benchmark high yield corporate bond exposure generated strong positive returns during the period. Within the segment, the Fund’s industrial holdings were top contributors. High yield financial names also performed well. In addition, an out-of-benchmark allocation to non-US-dollar-denominated issues produced positive absolute and relative return. In particular, holdings denominated in the Mexican peso and Icelandic krona generated strong returns. A meaningful underweight to US Treasuries, combined with a shorter-than-benchmark duration stance, proved beneficial to results. Finally, out-of-benchmark exposure to common stock aided relative performance as equities rallied in the period and selected common stock holdings outperformed the broader market.

Among detractors, the Fund’s underweight to investment grade corporate bonds detracted from relative results as the sector produced positive returns and outperformed duration-matched US Treasuries.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. While spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks, we see further upside potential given the outlook for earnings growth and the low probability of defaults or economic recession. At this stage of the credit cycle,1 we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely driven by anticipated central bank action, election cycles, geopolitical risks and trade

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES BOND FUND

policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into its next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses may have less of an impact on this Fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, Fund advisors’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

3  |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2007 through September 30, 20172

See notes to chart on page 5.

|  4

LOOMIS SAYLES BOND FUND

Average Annual Total Returns — September 30, 20172

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/16/91)	5.99%	4.43%	5.91%	—%	0.66%	0.66%
Retail Class (Inception 12/31/96)	5.75	4.16	5.61	—	0.91	0.91
Admin Class (Inception 1/2/98)	5.51	3.90	5.34	—	1.16	1.16
Class N (Inception 2/1/13)	6.14	—	—	3.75	0.58	0.58

Comparative Performance
Bloomberg Barclays U.S. Government/ Credit Bond Index[1]	-0.01	2.10	4.34	2.38

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Bond Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2017	Ending Account Value 9/30/2017	Expenses Paid During Period* 4/1/2017 – 9/30/2017
Actual	$1,000.00	$1,038.50	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

Retail Class
Actual	$1,000.00	$1,037.40	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

Admin Class
Actual	$1,000.00	$1,037.00	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87

Class N
Actual	$1,000.00	$1,039.60	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.99

*   Expenses are equal to the Fund’s annualized expense ratio: 0.66%, 0.91%, 1.16% and 0.59% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance

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ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2017. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis.

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The Board noted that, through December 31, 2016, the Fund’s one- and three-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles Bond Fund	38%	86%

The Board noted that the Fund’s performance lagged that of the Fund’s peer group median and/or category group median for certain (although not all) periods. The Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) the Fund’s strong long-term performance as well as improving performance over the shorter-term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and that the current expenses are below the cap.

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The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap, and that the current expenses are below the cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

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•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2018.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 71.8% of Net Assets

Non-Convertible Bonds – 66.6%

	ABS Other – 0.4%
$28,872,261	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)(c)	$28,540,230
18,817,628	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(d)	12,984,163
7,441,761	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(d)	2,144,716
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, 0.000%, 1/05/2030, 144A(a)(b)(d)(e)	—
14,463,957	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(c)	13,945,449

		57,614,558

	Aerospace & Defense – 1.2%
26,680,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	25,812,900
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,155,720
11,844,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,254,406
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,391,565
275,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019	292,188
24,903,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	28,140,390
25,480,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	31,149,300
770,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039	941,325
6,995,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 3.050%, 2/15/2067, 144A(f)	6,120,625
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	35,115,757
25,941,000	TransDigm, Inc., 6.500%, 7/15/2024	26,784,082

		171,158,258

	Airlines – 0.8%
3,516,995	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	3,710,429
3,364,792	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	3,526,504
32,465,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	33,154,881
1,207	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021(a)	1,197
480,181	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	508,992
6,138,711	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	6,493,160
277,759	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	300,385
56,320,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	59,276,800

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$3,704,223	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	$3,842,687
4,741,456	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	4,882,420

		115,697,455

	Automotive – 0.5%
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,938,220
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,710,251
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,849,801
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,940,485
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	40,152,296
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,929,618
9,660,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	9,780,750

		67,301,421

	Banking – 5.7%
1,600,000	Bank of America Corp., EMTN, 3-month EURIBOR + 0.550%, 0.220%, 9/14/2018, (EUR)(f)	1,893,404
59,285,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	61,447,488
54,910,000	Bank of Nova Scotia (The), 2.130%, 6/15/2020, (CAD)	43,931,521
16,525,000	Bank of Nova Scotia (The), 2.462%, 3/14/2019, (CAD)	13,346,346
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(g)	36,412,176
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(g)	26,057,250
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,895,986
52,380,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	39,411,309
4,045,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	4,245,168
27,405,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	22,641,329
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,366,905
26,445,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	26,884,070
69,375,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	50,842,225
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	4,208,976
42,630,000	Morgan Stanley, 2.500%, 1/24/2019	42,986,177
6,600,000	Morgan Stanley, 3.950%, 4/23/2027	6,714,046
47,205,000	Morgan Stanley, 4.350%, 9/08/2026	49,419,286
53,595,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	43,044,790
75,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	62,718,063
139,740,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	146,116,188
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	17,979,648
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	56,157,673
2,250,000	National Australia Bank Ltd., 5.000%, 3/11/2024, (AUD)	1,930,202

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
6,000,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(g)	$8,416,911

		779,067,137

	Brokerage – 1.3%
3,986,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	4,005,930
2,010,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	2,015,025
29,995,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	31,044,825
19,787,000	Jefferies Group LLC, 5.125%, 4/13/2018	20,134,305
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	56,001,189
29,470,000	Jefferies Group LLC, 6.250%, 1/15/2036	32,703,853
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	25,968,951

		171,874,078

	Building Materials – 0.3%
11,905,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	12,074,051
4,057,000	Masco Corp., 6.500%, 8/15/2032	4,837,939
841,000	Masco Corp., 7.125%, 3/15/2020	933,510
4,534,000	Masco Corp., 7.750%, 8/01/2029	5,970,344
6,344,000	Owens Corning, 7.000%, 12/01/2036	8,206,403
2,395,000	Titan Global Finance PLC, EMTN, 4.250%, 7/10/2019, (EUR)	2,998,877

		35,021,124

	Cable Satellite – 0.4%
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	32,084,080
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	5,866,551
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	587,090
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	13,565,017

		52,102,738

	Chemicals – 1.5%
7,240,000	Chemours Co. (The), 6.625%, 5/15/2023	7,701,550
22,161,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	22,548,817
20,000,000	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/2022, 144A	20,850,000
33,969,000	Hexion, Inc., 7.875%, 2/15/2023(a)(b)(d)	17,324,190
11,305,000	Hexion, Inc., 9.200%, 3/15/2021(a)(b)(d)	6,104,700
3,390,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,241,638
119,535,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	123,121,050
6,795,000	Methanex Corp., 5.250%, 3/01/2022	7,159,078
2,305,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	2,235,850

		209,286,873

	Construction Machinery – 0.2%
27,030,000	Toro Co. (The), 6.625%, 5/01/2037(b)(c)	30,984,593

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Construction Machinery – continued
$3,280,000	United Rentals North America, Inc., 4.875%, 1/15/2028	$3,296,400

		34,280,993

	Consumer Cyclical Services – 0.1%
1,000,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	1,015,000
8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	9,744,007

		10,759,007

	Consumer Products – 0.1%
15,473,000	Avon Products, Inc., 8.950%, 3/15/2043	12,997,320

	Diversified Manufacturing – 0.4%
64,245,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	46,653,596
11,695,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 1.604%, 5/13/2024(f)	11,350,933

		58,004,529

	Electric – 1.4%
3,075,000	AES Corp. (The), 4.875%, 5/15/2023	3,167,250
50,514,487	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	56,920,877
64,514,424	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(c)	27,727,009
12,250,000	Dynegy, Inc., 5.875%, 6/01/2023	12,188,750
21,789,000	Dynegy, Inc., 7.625%, 11/01/2024	22,578,851
14,980,000	Dynegy, Inc., 8.125%, 1/30/2026, 144A	15,429,400
38,973,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	40,419,678
8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	11,083,085

		189,514,900

	Finance Companies – 2.9%
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 3.054%, 1/15/2067, 144A(f)	1,635,250
19,330,000	iStar, Inc., 4.875%, 7/01/2018	19,573,558
20,395,000	iStar, Inc., 5.000%, 7/01/2019	20,662,684
1,890,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,932,525
2,830,000	Navient Corp., 5.875%, 10/25/2024	2,872,450
150,996(††)	Navient Corp., 6.000%, 12/15/2043	3,619,248
73,050,000	Navient Corp., MTN, 6.125%, 3/25/2024	75,314,550
27,420,000	Navient LLC, 5.500%, 1/25/2023	27,762,750
2,950,000	Navient LLC, MTN, 7.250%, 1/25/2022	3,226,563
51,024,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(c)	44,049,019
65,750,000	Springleaf Finance Corp., 5.250%, 12/15/2019	68,445,750
38,415,000	Springleaf Finance Corp., 7.750%, 10/01/2021	43,397,426
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023	88,354,075

		400,845,848

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – 0.0%
1,500,000	Fonterra Co-operative Group Ltd., MTN, 4.500%, 6/30/2021, (AUD)	$1,225,730

	Government Owned – No Guarantee – 0.6%
28,720,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	34,042,477
31,880,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	31,513,380
24,335,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	21,718,987

		87,274,844

	Healthcare – 2.0%
345,000	CHS/Community Health Systems, Inc., 5.125%, 8/01/2021	340,688
38,000,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	29,830,000
27,204,000	HCA, Inc., 7.050%, 12/01/2027	30,672,510
27,545,000	HCA, Inc., 7.500%, 11/06/2033	31,263,575
45,324,000	HCA, Inc., 8.360%, 4/15/2024	54,388,800
6,944,000	HCA, Inc., MTN, 7.580%, 9/15/2025	8,020,320
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	14,157,325
335,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	329,034
2,805,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	2,615,382
1,430,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,449,662
25,860,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	25,504,425
38,260,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	36,729,600
35,499,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	31,061,625
1,300,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	1,376,375
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,007,325
690,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	714,150

		269,460,796

	Home Construction – 0.7%
7,385,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	7,680,400
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(b)(c)	15,036,360
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035	54,840,712
13,360,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	13,643,900

		91,201,372

	Independent Energy – 2.8%
1,190,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	1,180,969
2,770,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	2,636,303
37,495,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	40,213,387
7,440,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	6,937,800
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,905,102
18,495,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	16,892,778
11,379,000	California Resources Corp., 5.500%, 9/15/2021	6,059,317
1,709,000	California Resources Corp., 6.000%, 11/15/2024	777,595
62,530,000	California Resources Corp., 8.000%, 12/15/2022, 144A	40,644,500

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$1,835,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	$1,706,550
15,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	15,450
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,998,200
24,610,000	Chesapeake Energy Corp., 8.000%, 1/15/2025, 144A	24,856,100
34,430,000	Chesapeake Energy Corp., 8.000%, 6/15/2027, 144A	34,085,700
19,891,000	Continental Resources, Inc., 3.800%, 6/01/2024	19,194,815
8,832,000	Continental Resources, Inc., 4.500%, 4/15/2023	8,854,080
760,000	Continental Resources, Inc., 5.000%, 9/15/2022	772,350
1,775,000	EQT Corp., 8.125%, 6/01/2019	1,947,732
8,415,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	8,709,525
145,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	126,513
5,740,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	4,922,050
370,000	Noble Energy, Inc., 5.625%, 5/01/2021	381,041
2,660,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	2,699,900
280,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	302,168
4,270,000	QEP Resources, Inc., 5.250%, 5/01/2023	4,152,575
15,445,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	7,722,500
3,900,000	Rice Energy, Inc., 6.250%, 5/01/2022	4,075,500
23,125,000	Sanchez Energy Corp., 6.125%, 1/15/2023	19,771,875
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021	11,767,950
4,915,000	SM Energy Co., 5.000%, 1/15/2024	4,632,387
9,235,000	SM Energy Co., 5.625%, 6/01/2025	8,773,250
23,842,000	SM Energy Co., 6.125%, 11/15/2022	23,901,605
395,000	SM Energy Co., 6.500%, 11/15/2021	398,950
8,080,000	SM Energy Co., 6.500%, 1/01/2023	8,140,600
9,895,000	SM Energy Co., 6.750%, 9/15/2026	9,895,000
42,270,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	41,530,275
1,965,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	1,931,615

		378,514,007

	Industrial Other – 0.0%
160,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	164,000

	Life Insurance – 2.0%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,823,478
67,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(b)(c)(g)	77,779,850
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(b)(c)(g)	1,741,926
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(c)	17,137,558
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	17,017,687
2,030,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	3,014,550
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	74,254,462

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	$63,856,899
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	15,894,371

		277,520,781

	Local Authorities – 1.7%
38,490,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	30,852,896
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	82,395,437
142,855,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	113,654,024
1,507,000	Ontario Hydro, 6.037%, 11/27/2020, (CAD)(p)	1,126,926
1,490,000	Province of Ontario Canada, 2.100%, 9/08/2018, (CAD)	1,200,646

		229,229,929

	Media Entertainment – 0.6%
164,410,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	7,115,414
1,595,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	1,132,450
66,650,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	46,988,250
20,694,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	19,323,022
2,164,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	2,099,080
1,976,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	2,035,280

		78,693,496

	Metals & Mining – 1.7%
8,456,540	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(b)(d)(j)(k)	3,383
35,180,000	ArcelorMittal, 7.250%, 3/01/2041	41,644,325
3,635,000	ArcelorMittal, 7.500%, 10/15/2039	4,362,000
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	4,441,521
23,735,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	28,736,559
100,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	102,875
16,650,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	17,045,437
1,445,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,477,513
4,060,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	3,997,841
19,310,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	20,082,400
66,920,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	72,775,500
3,762,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	3,903,075
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	9,876,938
15,555,000	United States Steel Corp., 6.650%, 6/01/2037	14,932,800
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,560,462

		234,942,629

	Midstream – 0.8%
755,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	783,313
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	9,502,500
7,325,000	Energy Transfer LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	7,676,097
1,455,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,571,544

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$7,500,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	$8,150,333
310,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	251,553
31,400,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	33,908,954
17,477,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	16,253,610
1,158,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	1,158,000
11,220,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	11,163,900
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	255,225
4,258,532	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	4,607,901
18,753,000	Williams Partners LP, 3.350%, 8/15/2022	19,034,408

		114,317,338

	Mortgage Related – 0.0%
34,587	FHLMC, 5.000%, 12/01/2031	37,716

	Natural Gas – 0.0%
190,000	NiSource Finance Corp., 6.800%, 1/15/2019	201,449

	Non-Agency Commercial Mortgage-Backed Securities – 0.1%
3,661,483	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(q)	3,739,489
13,087,868	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	10,462,322

		14,201,811

	Oil Field Services – 0.9%
11,195,000	FTS International, Inc., 6.250%, 5/01/2022	10,261,113
8,997,000	Global Marine, Inc., 7.000%, 6/01/2028	9,086,970
15,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	14,436,900
10,000	Precision Drilling Corp., 5.250%, 11/15/2024	9,200
10,000	Precision Drilling Corp., 6.500%, 12/15/2021	10,125
11,958	Precision Drilling Corp., 6.625%, 11/15/2020	12,003
35,017,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	36,680,308
51,710,000	Transocean, Inc., 5.800%, 10/15/2022	50,805,075
6,600,000	Transocean, Inc., 6.800%, 3/15/2038	5,379,000

		126,680,694

	Packaging – 0.0%
1,705,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	1,768,938

	Paper – 1.0%
38,882,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	54,017,905
9,625,000	International Paper Co., 8.700%, 6/15/2038	14,371,702
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	11,414,497
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030	35,221,103
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,157,748

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – continued
$14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	$19,469,994

		139,652,949

	Property & Casualty Insurance – 0.1%
2,000,000	Liberty Mutual Group, Inc., 3-month LIBOR + 2.905%, 4.225%, 3/07/2067, 144A(f)	1,955,000
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.564%, 1/15/2033, 144A(e)(f)	6,712,800
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.564%, 1/15/2033(e)(f)	38,400
1,140,000	Sirius International Group Ltd., (fixed rate to 10/25/2017, variable rate thereafter), 4.535%, 144A(g)	1,138,860

		9,845,060

	Railroads – 0.1%
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(c)	7,657,711
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)(c)	63,028

		7,720,739

	Retailers – 1.0%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	5,165,363
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,324,369
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,621,994
7,730,000	Foot Locker, Inc., 8.500%, 1/15/2022	9,024,775
7,675,000	GameStop Corp., 5.500%, 10/01/2019, 144A	7,847,687
36,970,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	26,156,275
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,416,563
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	14,902,324
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,805,043
815,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	130,400
24,928,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A(a)	25,551,200
24,302,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	23,162,844

		136,108,837

	Supermarkets – 1.4%
3,445,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	3,031,600
1,000,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	933,750
112,190,000	New Albertson’s, Inc., 7.450%, 8/01/2029	86,947,250
33,814,000	New Albertson’s, Inc., 7.750%, 6/15/2026	27,761,970
36,491,000	New Albertson’s, Inc., 8.000%, 5/01/2031	29,190,246
13,559,000	New Albertson’s, Inc., 8.700%, 5/01/2030	11,186,175
23,098,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	17,785,460
2,705,000	Safeway, Inc., 7.250%, 2/01/2031	2,326,300

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – continued
$3,585,000	SUPERVALU, Inc., 6.750%, 6/01/2021	$3,396,787
14,498,000	SUPERVALU, Inc., 7.750%, 11/15/2022	13,591,875

		196,151,413

	Supranational – 1.4%
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	15,974,489
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	135,285,446
40,000,000	Inter-American Development Bank, MTN, 6.500%, 8/20/2019, (AUD)	33,895,926

		185,155,861

	Technology – 0.9%
238,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	251,685
9,335,000	Amkor Technology, Inc., 6.375%, 10/01/2022	9,643,522
73,905,000	KLA-Tencor Corp., 4.650%, 11/01/2024	80,062,288
12,970,000	KLA-Tencor Corp., 5.650%, 11/01/2034	14,716,564
2,783,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	3,286,779
8,080,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	8,851,640

		116,812,478

	Transportation Services – 0.1%
20,994,000	APL Ltd., 8.000%, 1/15/2024(b)(c)	19,891,815

	Treasuries – 23.4%
545,500,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	426,633,244
254,495,000	Canadian Government International Bond, 1.250%, 9/01/2018, (CAD)	203,722,457
980,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(h)	1,061,756
2,040,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(h)	1,766,258
1,290,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(h)	1,102,323
310,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(h)	262,324
3,710,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(h)	3,107,184
4,825,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(h)	4,033,612
465,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(h)	387,813
6,200,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(h)	5,176,126
2,331,740,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	19,729,412
5,523,835,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	45,047,089
8,600,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	44,035,684

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
8,554,600(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	$46,685,755
4,579,595(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	26,653,696
10,160,320(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	58,236,321
39,547,655(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	231,100,772
3,288,446(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	20,277,306
34,470,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	224,130,717
113,749(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	739,618
137,580,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	103,707,260
128,565,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	104,864,442
83,000,000	New Zealand Government Bond, Series 420, 3.000%, 4/15/2020, (NZD)	61,265,936
764,599,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	105,745,160
1,096,778,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	146,507,893
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	80,916,227
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	33,431,060
300,000,000	U.S. Treasury Note, 0.625%, 6/30/2018	298,535,157
150,000,000	U.S. Treasury Note, 0.750%, 1/31/2018	149,792,908
150,000,000	U.S. Treasury Note, 0.750%, 8/31/2018	149,179,688
600,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	596,367,186

		3,194,202,384

	Wireless – 1.0%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	14,704,008
143,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	7,323,774
53,182,000	Sprint Capital Corp., 6.875%, 11/15/2028	59,563,840
8,400,000	Sprint Capital Corp., 8.750%, 3/15/2032	10,741,500
27,683,000	Sprint Communications, Inc., 6.000%, 11/15/2022	29,635,205
10,853,000	Sprint Corp., 7.125%, 6/15/2024	12,209,625
2,268,000	Sprint Corp., 7.250%, 9/15/2021	2,520,315

		136,698,267

	Wirelines – 5.1%
75,360,000	AT&T, Inc., 2.625%, 12/01/2022	74,680,520
59,951,000	AT&T, Inc., 3.000%, 2/15/2022	60,584,825
5,790,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,717,843
3,695,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, (CAD)	3,939,280
10,946,000	Bell Canada, Inc., Series M-17, 6.100%, 3/16/2035, (CAD)	10,551,233
31,630,000	CB Escrow Corp., 8.000%, 10/15/2025, 144A	31,788,150
1,875,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,795,312
1,700,000	CenturyLink, Inc., 6.450%, 6/15/2021	1,768,901
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	10,632,893
7,255,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	6,420,675
11,795,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	11,931,680

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,440,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	$1,414,541
10,839,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	10,418,989
8,735,000	Embarq Corp., 7.995%, 6/01/2036	8,866,025
21,745,000	Frontier Communications Corp., 6.250%, 9/15/2021	17,878,739
24,305,000	Frontier Communications Corp., 6.875%, 1/15/2025	18,167,987
60,000	Frontier Communications Corp., 7.000%, 11/01/2025	37,200
4,035,000	Frontier Communications Corp., 7.875%, 1/15/2027	2,905,200
1,240,000	Frontier Communications Corp., 9.000%, 8/15/2031	964,100
305,000	Oi Brasil Holdings Cooperatief UA, 5.750%, 2/10/2022, 144A(j)	106,750
24,165,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(j)	9,710,612
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(j)	17,372,210
64,382,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	61,522,152
16,040,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,698,121
43,590,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	40,484,212
32,321,000	Qwest Corp., 6.875%, 9/15/2033	31,629,538
10,785,000	Qwest Corp., 7.250%, 9/15/2025	11,933,673
785,000	Qwest Corp., 7.250%, 10/15/2035	785,269
49,543,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	54,806,944
23,485,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	27,037,106
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	6,715,723
4,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	7,322,669
18,145,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	29,077,555
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	22,952,978
73,892,000	Verizon Communications, Inc., 2.450%, 11/01/2022	73,328,508
8,060,000	Windstream Services LLC, 7.750%, 10/15/2020	6,448,000

		698,396,113

	Total Non-Convertible Bonds (Identified Cost $9,415,549,984)	9,111,597,685

Convertible Bonds – 3.6%

	Building Materials – 0.1%
1,015,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	971,863
14,067,000	KB Home, 1.375%, 2/01/2019	14,761,558

		15,733,421

	Cable Satellite – 1.4%
170,470,000	DISH Network Corp., 3.375%, 8/15/2026	190,713,312

	Chemicals – 0.1%
5,934,000	RPM International, Inc., 2.250%, 12/15/2020	6,838,935

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.0%
$675,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	$668,250

	Diversified Manufacturing – 0.2%
25,202,000	Trinity Industries, Inc., 3.875%, 6/01/2036	33,786,431

	Healthcare – 0.2%
27,720,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	33,749,100

	Leisure – 0.3%
35,626,000	Rovi Corp., 0.500%, 3/01/2020	36,051,374

	Midstream – 0.4%
40,405,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	37,071,587
13,098,000	SM Energy Co., 1.500%, 7/01/2021	12,295,748

		49,367,335

	Pharmaceuticals – 0.0%
2,107,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	2,134,654
2,929,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	3,505,647

		5,640,301

	Property & Casualty Insurance – 0.4%
45,617,000	Old Republic International Corp., 3.750%, 3/15/2018	58,332,739

	REITs – Mortgage – 0.0%
5,425,000	iStar, Inc., 3.125%, 9/15/2022, 144A	5,472,469

	Technology – 0.5%
1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	4,905,281
6,771,074	Liberty Interactive LLC, 3.500%, 1/15/2031	6,785,787
12,720,000	Nuance Communications, Inc., 1.000%, 12/15/2035	11,930,215
5,910,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	5,710,538
1,231,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,226,384
13,345,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	15,313,388
15,405,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	16,098,225

		61,969,818

	Total Convertible Bonds (Identified Cost $436,341,527)	498,323,485

Municipals – 1.6%

	District of Columbia – 0.1%
5,610,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	7,950,380

	Illinois – 0.2%
25,725,000	State of Illinois, 5.100%, 6/01/2033	26,015,692

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Michigan – 0.1%
$17,700,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	$17,478,042

	Virginia – 0.9%
135,045,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	123,537,816

	Puerto Rico – 0.3%
85,210,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(j)	41,326,850

	Total Municipals (Identified Cost $249,499,900)	216,308,780

	Total Bonds and Notes (Identified Cost $10,101,391,411)	9,826,229,950

Senior Loans – 0.9%

	Automotive – 0.1%
9,257,294	IBC Capital Ltd., 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.067%, 9/09/2021(f)	9,172,404
7,744,876	IBC Capital Ltd., 2nd Lien Term Loan, 3-month LIBOR + 7.000%, 8.317%, 9/09/2022(f)	7,357,632

		16,530,036

	Chemicals – 0.4%
48,235,000	Houghton International, Inc., New 2nd Lien Term Loan, 3-month LIBOR + 8.500%, 9.833%, 12/20/2020(f)	48,536,469

	Consumer Cyclical Services – 0.1%
10,830,793	Ex-Sigma 2 LLC, 2nd Lien PIK Term Loan, 7/12/2019(a)(d)(l)(m)	9,747,713

	Financial Other – 0.1%
16,560,264	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 6.567%, 3/04/2022(f)	16,394,662

	Natural Gas – 0.0%
1,934,047	Southcross Holdings Borrower LP, Exit Term Loan B, PIK, 3.500%, 4/13/2023(n)	1,672,951

	Oil Field Services – 0.0%
502,670	Paragon Offshore Finance Co., Takeback Term Loan B, 3-month LIBOR + 6.000%, 7.304%, 7/18/2022(b)(c)(f)	417,216
3,762,882	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 3.833%, 3/19/2021(f)	3,160,821

		3,578,037

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Other Utility – 0.1%
$4,525,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(f)	$4,496,719

	Retailers – 0.0%
4,357,913	Toys “R” Us Property Co. I LLC, New Term Loan B, 1-month LIBOR + 5.000%, 6.235%, 8/21/2019(f)	4,093,344

	Technology – 0.1%
7,048,927	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 10.049%, 4/01/2022(f)	6,789,033

	Transportation Services – 0.0%
4,544,772	OSG Bulk Ships, Inc., OBS Term Loan, 3-month LIBOR + 4.250%, 5.570%, 8/05/2019(f)	4,317,533

	Total Senior Loans (Identified Cost $128,342,190)	116,156,497

Shares

Common Stocks – 3.7%

	Automobiles – 1.9%
21,480,222	Ford Motor Co.	257,118,257

	Diversified Telecommunication Services – 0.1%
307,212	Hawaiian Telcom Holdco, Inc.(e)	9,161,062

	IT Services – 0.0%
159,286	Exela Technologies, Inc.(e)(o)	780,502

	Media – 0.0%
559,124	Dex Media, Inc.(a)(b)(d)(e)(o)	3,242,919

	Oil, Gas & Consumable Fuels – 0.1%
1,033,462	Chesapeake Energy Corp.(e)	4,443,887
1,177	Frontera Energy Corp.(e)	41,081
209,389	Paragon Offshore Ltd.(a)(d)(e)	3,402,571
209,391	Paragon Offshore Ltd., Litigation Units Class A(a)(d)(e)(o)	188,452
299,302	Paragon Offshore Ltd., Litigation Units Class B(a)(d)(e)(o)	5,636,754
2,021	Southcross Holdings Group LLC(a)(b)(d)(e)(o)	—
2,021	Southcross Holdings LP, Class A(a)(b)(d)(e)(o)	1,313,650

		15,026,395

	Pharmaceuticals – 1.6%
3,414,069	Bristol-Myers Squibb Co.	217,612,758

	Total Common Stocks (Identified Cost $384,259,087)	502,941,893

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 1.7%

Convertible Preferred Stocks – 1.2%

	Banking – 0.4%
25,823	Bank of America Corp., Series L, 7.250%	$33,607,860
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	16,415,145

		50,023,005

	Communications – 0.0%
14,923	Cincinnati Bell, Inc., 6.750%	751,970

	Energy – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	15,959,790

	Midstream – 0.6%
257,387	Chesapeake Energy Corp., 4.500%	13,052,095
476,844	Chesapeake Energy Corp., 5.000%	27,597,347
3,044	Chesapeake Energy Corp., 5.750%	1,856,840
39,322	Chesapeake Energy Corp., 5.750%, 144A	23,986,420
16,454	Chesapeake Energy Corp., Series A, 5.750%, 144A	9,409,631

		75,902,333

	REITs – Health Care – 0.1%
172,150	Welltower, Inc., 6.500%	10,919,474

	REITs – Mortgage – 0.0%
67,507	iStar, Inc., Series J, 4.500%	3,348,347

	Technology – 0.0%
49,913	Belden, Inc., 6.750%	5,393,599

	Total Convertible Preferred Stocks (Identified Cost $180,203,152)	162,298,518

Non-Convertible Preferred Stocks – 0.5%

	Electric – 0.0%
2,925	Connecticut Light & Power Co. (The), 1.900%	138,481
100	Entergy Arkansas, Inc., 4.320%	9,613
5,000	Entergy Mississippi, Inc., 4.360%	480,469
665	Entergy New Orleans, Inc., 4.360%	69,118
200	Entergy New Orleans, Inc., 4.750%	20,681
50,100	Southern California Edison Co., 4.780%	1,276,047

		1,994,409

	Finance Companies – 0.0%
67,611	iStar, Inc., Series E, 7.875%	1,700,417
64,123	iStar, Inc., Series F, 7.800%	1,613,335
16,004	iStar, Inc., Series G, 7.650%	406,181

		3,719,933

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(e)	$320,374

	Metals & Mining – 0.4%
1,182,307	Arconic, Inc., 5.375%	45,991,742

	REITs – Office Property – 0.0%
2,318	Highwoods Realty LP, Series A, 8.625%	2,921,404

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	11,323,469

	Total Non-Convertible Preferred Stocks (Identified Cost $69,602,244)	66,271,331

	Total Preferred Stocks (Identified Cost $249,805,396)	228,569,849

Closed-End Investment Companies – 0.0%
170,002	NexPoint Credit Strategies Fund (Identified Cost $9,807,936)	3,918,546

Principal Amount (‡)

Short-Term Investments – 20.5%
$56,715,000	Federal Home Loan Bank Discount Notes, 1.060%, 01/19/2018(i)	56,529,542
328,180,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(i)	327,927,301
210,000,000	Federal National Mortgage Association Discount Notes, 1.040%, 10/30/2017(i)	209,784,120
350,000,000	Federal National Mortgage Association Discount Notes, 1.030%, 11/15/2017(i)	349,572,300
349,608,119	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $349,618,024 on 10/02/2017 collateralized by $9,625,000 Federal Home Loan Mortgage Corp., 1.625% due 10/25/2019 valued at $9,694,416; $80,550,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $80,599,136; $27,000,000 U.S. Treasury Note, 1.625% due 8/31/2019 valued at $27,123,687; $188,875,000 U.S. Treasury Note, 3.625% due 8/15/2019 valued at $197,342,266; $42,000,000 U.S. Treasury Note, 1.000% due 9/30/2019 valued at $41,842,500 including accrued interest (Note 2 of Notes to Financial Statements)	349,608,119
69,180,000	U.S. Treasury Bills, 0.995%, 10/05/2017(i)	69,175,814
421,820,000	U.S. Treasury Bills, 1.020%, 10/12/2017(i)	421,711,698
300,000,000	U.S. Treasury Bills, 1.015%, 11/09/2017(i)	299,696,097

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$681,105,000	U.S. Treasury Bills, 1.020%, 11/30/2017(i)	$680,000,793
43,285,000	U.S. Treasury Cash Management Bills, 1.025%, 01/02/2018(i)	43,171,064

	Total Short-Term Investments (Identified Cost $2,807,011,859)	2,807,176,848

	Total Investments – 98.6% (Identified Cost $13,680,617,879)	13,484,993,583
	Other assets less liabilities—1.4%	191,496,079

	Net Assets – 100.0%	$13,676,489,662

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $364,723,034 or 2.7% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $62,093,211 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Non-income producing security.
(f)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(g)	Perpetual bond with no specified maturity date.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(l)	Position is unsettled. Contract rate was not determined at September 30, 2017 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017, interest payments were made in cash.
(n)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017 interest payments were made in principal.
(o)	Securities subject to restriction on resale. At September 30, 2017, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
Exela Technologies, Inc.	July 12, 2017	$—	$780,502	Less than 0.1%
Dex Media, Inc.	August 12, 2016	2,639,400	3,242,919	Less than 0.1%
Paragon Offshore Ltd., Litigation Units Class A	July 18, 2017	1,451,033	188,452	Less than 0.1%
Paragon Offshore Ltd., Litigation Units Class B	July 18, 2017	28,157,326	5,636,754	Less than 0.1%
Southcross Holdings Group LLC	April 29, 2016	—	—	—
Southcross Holdings LP, Class A	April 29, 2016	2,950,992	1,313,650	Less than 0.1%

(p)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(q)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Bond Fund – continued

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $1,829,568,290 or 13.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2017

Treasuries	23.4%
Banking	6.1
Wirelines	5.1
Finance Companies	2.9
Independent Energy	2.8
Healthcare	2.2
Metals & Mining	2.1
Life Insurance	2.0
Chemicals	2.0
Other Investments, less than 2% each	29.5
Short-Term Investments	20.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

Currency Exposure Summary at September 30, 2017

United States Dollar	75.7%
Canadian Dollar	6.4
Mexican Peso	5.0
New Zealand Dollar	4.1
Australian Dollar	2.9
Other, less than 2% each	4.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Statement of Assets and Liabilities

September 30, 2017

ASSETS
Investments at cost	$13,680,617,879
Net unrealized depreciation	(195,624,296)

Investments at value	13,484,993,583
Cash	2,857,305
Foreign currency at value (identified cost $3,695,909)	3,674,758
Receivable for Fund shares sold	18,573,647
Receivable for securities sold	69,915,553
Dividends and interest receivable	150,930,271
Tax reclaims receivable	88,897
Prepaid expenses (Note 7)	14,226

TOTAL ASSETS	13,731,048,240

LIABILITIES
Payable for securities purchased	35,013,934
Payable for Fund shares redeemed	10,777,732
Management fees payable (Note 5)	5,889,692
Deferred Trustees’ fees (Note 5)	1,586,720
Administrative fees payable (Note 5)	506,049
Payable to distributor (Note 5d)	118,679
Other accounts payable and accrued expenses	665,772

TOTAL LIABILITIES	54,558,578

NET ASSETS	$13,676,489,662

NET ASSETS CONSIST OF:
Paid-in capital	$13,589,160,608
Undistributed net investment income	79,215,158
Accumulated net realized gain on investments and foreign currency transactions	185,498,857
Net unrealized depreciation on investments and foreign currency translations	(177,384,961)

NET ASSETS	$13,676,489,662

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$9,785,854,417

Shares of beneficial interest	685,084,108

Net asset value, offering and redemption price per share	$14.28

Retail Class:
Net assets	$3,496,125,624

Shares of beneficial interest	245,993,466

Net asset value, offering and redemption price per share	$14.21

Admin Class shares:
Net assets	$170,435,929

Shares of beneficial interest	12,037,710

Net asset value, offering and redemption price per share	$14.16

Class N shares:
Net assets	$224,073,692

Shares of beneficial interest	15,703,265

Net asset value, offering and redemption price per share	$14.27

See accompanying notes to financial statements.

|  32

Statement of Operations

For the Year Ended September 30, 2017

INVESTMENT INCOME
Interest	$568,763,606
Dividends	51,806,026
Less net foreign taxes withheld	(192,162)

620,377,470

Expenses
Management fees (Note 5)	72,499,615
Service and distribution fees (Note 5)	10,490,074
Administrative fees (Note 5)	6,202,921
Trustees’ fees and expenses (Note 5)	531,770
Transfer agent fees and expenses (Notes 5 and 6)	10,005,505
Audit and tax services fees	65,733
Custodian fees and expenses	734,661
Legal fees	305,548
Registration fees	225,209
Shareholder reporting expenses	540,453
Miscellaneous expenses (Note 7)	488,951

Total expenses	102,090,440

Net investment income	518,287,030

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	400,685,671
Foreign currency transactions	84,496
Net change in unrealized appreciation (depreciation) on:
Investments	(153,314,641)
Foreign currency translations	18,483,143

Net realized and unrealized gain on investments and foreign currency transactions	265,938,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$784,225,699

See accompanying notes to financial statements.

33  |

Statement of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$518,287,030	$676,658,768
Net realized gain (loss) on investments and foreign currency transactions	400,770,167	(287,506,494)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(134,831,498)	915,964,187

Net increase in net assets resulting from operations	784,225,699	1,305,116,461

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(300,703,961)	(245,533,574)
Retail Class	(110,036,070)	(102,678,061)
Admin Class	(4,604,350)	(3,770,457)
Class N	(5,721,561)	(2,134,874)
Net realized capital gains
Institutional Class	(96,594,898)	(431,902,062)
Retail Class	(40,215,735)	(204,088,780)
Admin Class	(1,790,948)	(8,388,507)
Class N	(1,642,680)	(3,281,035)

Total distributions	(561,310,203)	(1,001,777,350)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,387,086,339)	(5,022,677,532)

Net decrease in net assets	(1,164,170,843)	(4,719,338,421)
NET ASSETS
Beginning of the year	14,840,660,505	19,559,998,926

End of the year	$13,676,489,662	$14,840,660,505

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$79,215,158	$(133,808,338)

See accompanying notes to financial statements.

|  34

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$14.04	$13.65	$15.49	$15.09	$14.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53	0.56	0.61	0.60	0.69
Net realized and unrealized gain (loss)	0.28	0.62	(1.55)	0.54	0.27

Total from Investment Operations	0.81	1.18	(0.94)	1.14	0.96

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.29)	(0.50)	(0.67)	(0.86)
Net realized capital gains	(0.14)	(0.50)	(0.40)	(0.07)	—

Total Distributions	(0.57)	(0.79)	(0.90)	(0.74)	(0.86)

Net asset value, end of the period	$14.28	$14.04	$13.65	$15.49	$15.09

Total return	5.99%	9.17%	(6.37)%	7.66%	6.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,785,854	$10,045,427	$12,966,991	$15,488,726	$12,997,813
Net expenses	0.66%	0.66%	0.64%	0.63%	0.63%
Gross expenses	0.66%	0.66%	0.64%	0.63%	0.63%
Net investment income	3.80%	4.21%	4.17%	3.85%	4.57%
Portfolio turnover rate	9%	13%	22%	26%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

35  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$13.97	$13.59	$15.43	$15.02	$14.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50	0.53	0.57	0.55	0.65
Net realized and unrealized gain (loss)	0.28	0.61	(1.55)	0.56	0.25

Total from Investment Operations	0.78	1.14	(0.98)	1.11	0.90

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.26)	(0.46)	(0.63)	(0.81)
Net realized capital gains	(0.14)	(0.50)	(0.40)	(0.07)	—

Total Distributions	(0.54)	(0.76)	(0.86)	(0.70)	(0.81)

Net asset value, end of the period	$14.21	$13.97	$13.59	$15.43	$15.02

Total return	5.75%	8.86%	(6.58)%	7.40%	6.15%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,496,126	$4,495,997	$6,268,878	$8,627,288	$8,282,010
Net expenses	0.91%	0.91%	0.89%	0.91%	0.92%
Gross expenses	0.91%	0.91%	0.89%	0.91%	0.92%
Net investment income	3.56%	3.97%	3.91%	3.58%	4.28%
Portfolio turnover rate	9%	13%	22%	26%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  36

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$13.92	$13.54	$15.38	$14.98	$14.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46	0.49	0.53	0.51	0.61
Net realized and unrealized gain (loss)	0.28	0.62	(1.55)	0.55	0.25

Total from Investment Operations	0.74	1.11	(1.02)	1.06	0.86

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.23)	(0.42)	(0.59)	(0.77)
Net realized capital gains	(0.14)	(0.50)	(0.40)	(0.07)	—

Total Distributions	(0.50)	(0.73)	(0.82)	(0.66)	(0.77)

Net asset value, end of the period	$14.16	$13.92	$13.54	$15.38	$14.98

Total return	5.51%	8.64%	(6.89)%	7.15%	5.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$170,436	$185,902	$239,088	$292,668	$272,181
Net expenses	1.16%	1.16%	1.14%	1.17%	1.18%
Gross expenses	1.16%	1.16%	1.14%	1.17%	1.18%
Net investment income	3.31%	3.72%	3.67%	3.32%	4.02%
Portfolio turnover rate	9%	13%	22%	26%	28%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

37  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$14.02	$13.64	$15.48	$15.07		$15.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54	0.57	0.63	0.59		0.47
Net realized and unrealized gain (loss)	0.29	0.61	(1.56)	0.57		(0.25)

Total from Investment Operations	0.83	1.18	(0.93)	1.16		0.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.44)	(0.30)	(0.51)	(0.68)		(0.48)
Net realized capital gains	(0.14)	(0.50)	(0.40)	(0.07)		—

Total Distributions	(0.58)	(0.80)	(0.91)	(0.75)		(0.48)

Net asset value, end of the period	$14.27	$14.02	$13.64	$15.48		$15.07

Total return	6.14%	9.18%	(6.31)%	7.79%		1.45	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$224,074	$113,335	$85,042	$31,387		$241
Net expenses	0.59%	0.58%	0.57%	0.58	%(d)	0.65	%(e)(f)
Gross expenses	0.59%	0.58%	0.57%	0.58	%(d)	2.14	%(e)
Net investment income	3.83%	4.28%	4.33%	3.80%		4.73	%(e)
Portfolio turnover rate	9%	13%	22%	26%		28%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

September 30, 2017

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and the Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

39  |

Notes to Financial Statements – continued

September 30, 2017

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from

|  40

Notes to Financial Statements – continued

September 30, 2017

prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2017, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$364,723,034	2.7%	$62,093,211	0.5%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

41  |

Notes to Financial Statements – continued

September 30, 2017

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2017, the amount of income available to be distributed by the Fund has been reduced by $184,761,725 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  When-Issued and Delayed Delivery Transactions. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

|  42

Notes to Financial Statements – continued

September 30, 2017

There were no when-issued and delayed delivery securities held by the Fund as of September 30, 2017.

e.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, defaulted and/or non-income producing securities, distribution re-designations, corporate actions, contingent payment debt instruments, premium amortization, convertible bonds, paydown gains and losses, return of capital and capital gain distributions received and trust preferred securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to

43  |

Notes to Financial Statements – continued

September 30, 2017

capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, corporate actions and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 were as follows:

2017 Distributions Paid From:			2016 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$420,372,111	$140,938,092	$561,310,203	$363,139,491	$638,637,859	$1,001,777,350

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$128,967,688
Undistributed long-term capital gains	272,400,689

Total undistributed earnings	401,368,377

Unrealized depreciation	(288,234,434)

Total accumulated earnings	$113,133,943

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

Unrealized appreciation (depreciation)
Investments	$220,077,976
Foreign currency translations	(508,312,410)

Total unrealized depreciation	$(288,234,434)

|  44

Notes to Financial Statements – continued

September 30, 2017

As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$13,795,987,903

Gross tax appreciation	833,340,383
Gross tax depreciation	(1,144,334,701)

Net tax depreciation	$(310,994,318)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency translation.

g.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2017, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

45  |

Notes to Financial Statements – continued

September 30, 2017

For the year ended September 30, 2017, the Fund did not loan securities under this agreement.

i.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including

|  46

Notes to Financial Statements – continued

September 30, 2017

comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$13,945,449	$43,669,109	(b)(c)	$57,614,558
Airlines	—	115,696,258	1,197	(d)	115,697,455
Chemicals	—	185,857,983	23,428,890	(e)	209,286,873
Finance Companies	3,619,248	397,226,600	—		400,845,848
Metals & Mining	—	234,939,246	3,383	(e)	234,942,629
Retailers	—	110,557,637	25,551,200	(d)	136,108,837
All Other Non-Convertible Bonds(a)	—	7,957,101,485	—		7,957,101,485

Total Non-Convertible Bonds	3,619,248	9,015,324,658	92,653,779		9,111,597,685

Convertible Bonds(a)	—	498,323,485	—		498,323,485
Municipals(a)	—	216,308,780	—		216,308,780

Total Bonds and Notes	3,619,248	9,729,956,923	92,653,779		9,826,229,950

Senior Loans
Consumer Cyclical Services	—	—	9,747,713	(e)	9,747,713
All Other Senior Loans(a)	—	106,408,784	—		106,408,784

Total Senior Loans	—	106,408,784	9,747,713		116,156,497

Common Stocks
Media	—	—	3,242,919	(f)	3,242,919
Oil, Gas & Consumable Fuels	4,484,968	—	10,541,427	(c)(g)	15,026,395
All Other Common Stocks(a)	484,672,579	—	—		484,672,579

Total Common Stocks	489,157,547	—	13,784,346		502,941,893

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Notes to Financial Statements – continued

September 30, 2017

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$13,052,095	$62,850,238	$—	$75,902,333
REITs—Mortgage	—	3,348,347	—	3,348,347
All Other Convertible Preferred Stocks(a)	83,047,838	—	—	83,047,838

Total Convertible Preferred Stocks	96,099,933	66,198,585	—	162,298,518

Non-Convertible Preferred Stocks
Electric	1,276,047	718,362	—	1,994,409
REITs—Office Property	—	2,921,404	—	2,921,404
REITs—Warehouse/Industrials	—	11,323,469	—	11,323,469
All Other Non-Convertible Preferred Stocks(a)	50,032,049	—	—	50,032,049

Total Non-Convertible Preferred Stocks	51,308,096	14,963,235	—	66,271,331

Total Preferred Stocks	147,408,029	81,161,820	—	228,569,849

Closed-End Investment Companies	3,918,546	—	—	3,918,546
Short-Term Investments	—	2,807,176,848	—	2,807,176,848

Total	$644,103,370	$12,724,704,375	$116,185,838	$13,484,993,583

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($28,540,230) and fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($15,128,879).

(c) Includes a security fair valued at zero using Level 3 inputs.

(d) Valued using broker-dealer bid prices.

(e) Fair valued by the Fund’s adviser.

(f) Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

(g) Fair valued by the Fund’s adviser ($1,313,650) and fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($9,227,777).

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Notes to Financial Statements – continued

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$43,204,647	$—	$15,767	$(98,133)	$1,624,932
Airlines	114,908	—	6,632	(8,047)	—
Chemicals	16,637,790	467,558	—	6,323,542	—
Metals & Mining	3,383	134,255	—	(134,255)	—
Retailers	—	—	—	1,620,320	23,930,880
Transportation Services	21,484,700	—	4,867,749	(5,187,783)	—
Senior Loans
Consumer Cyclical Services	—	—	—	(1,083,079)	10,830,792
Wirelines	18,283,003	6,926	66,732	990,432	—
Common Stocks
Media	1,111,539	—	—	2,131,380	—
Oil, Gas & Consumable Fuels	727,560	—	(594)	(56,070,319)	65,884,780
Warrants	102,811	—	143,558	(102,811)	—

Total	$101,670,341	$608,739	$5,099,844	$(51,618,753)	$102,271,384

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Notes to Financial Statements – continued

September 30, 2017

Asset Valuation Inputs – continued

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(1,078,104)	$—	$—	$43,669,109	(a)	$362,752
Airlines	(112,296)	—	—	1,197		(13)
Chemicals	—	—	—	23,428,890		6,323,542
Metals & Mining	—	—	—	3,383		(134,255)
Retailers	—	—	—	25,551,200		1,620,320
Transportation Services	(21,164,666)	—	—	—		—
Senior Loans
Consumer Cyclical Services	—	—	—	9,747,713		(1,083,079)
Wirelines	(19,347,093)	—	—	—		—
Common Stocks
Media	—	—	—	3,242,919		2,131,380
Oil, Gas & Consumable Fuels	—	—	—	10,541,427	(a)	(56,070,319)
Warrants	(143,558)	—	—	—		—

Total	$(41,845,717)	$—	$—	$116,185,838		$(46,849,672)

(a) Includes a security fair valued at zero using Level 3 inputs.

For the year ended September 30, 2017, there were no transfers among Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $783,345,273 and $4,577,892,043, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $299,296,875 and $425,000,000, respectively.

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Notes to Financial Statements – continued

September 30, 2017

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2018, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2017, the management fees for the Fund were $72,499,615 (effective rate of 0.52% of average daily net assets).

No expenses were recovered during the year ended September 30, 2017 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

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Notes to Financial Statements – continued

September 30, 2017

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”) which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2017, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$438,819	$9,612,436	$438,819

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of

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Notes to Financial Statements – continued

September 30, 2017

fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for the Fund were $6,202,921.

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $9,574,009.

As of September 30, 2017, the Fund owes Natixis Distribution $118,679 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or

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Notes to Financial Statements – continued

September 30, 2017

she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Natixis ETF Trust, are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2017, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.07% and 0.25% of the Fund’s net assets, respectively.

Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2017, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$7,068,285	$2,804,468	$127,977	$4,775

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Notes to Financial Statements – continued

September 30, 2017

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, the Fund had no borrowings under this agreement.

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	140,116,763	$1,958,708,238	160,180,222	$2,127,904,277
Issued in connection with the reinvestment of distributions	26,172,060	361,992,329	47,619,624	617,686,160
Redeemed	(196,734,546)	(2,741,442,227)	(442,133,934)	(5,869,449,395)

Net change	(30,445,723)	$(420,741,660)	(234,334,088)	$(3,123,858,958)

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Notes to Financial Statements – continued

September 30, 2017

9.  Capital Shares – continued.

	Year Ended September 30, 2017		Year Ended September 30, 2016
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	30,406,376	$422,446,842	42,787,867	$566,015,340
Issued in connection with the reinvestment of distributions	10,735,989	147,565,410	23,387,521	301,525,815
Redeemed	(116,977,494)	(1,624,262,086)	(205,716,845)	(2,732,824,450)

Net change	(75,835,129)	$(1,054,249,834)	(139,541,457)	$(1,865,283,295)

Admin Class
Issued from the sale of shares	2,361,177	$32,664,519	2,197,113	$29,050,927
Issued in connection with the reinvestment of distributions	450,900	6,173,600	903,959	11,602,619
Redeemed	(4,129,911)	(57,113,542)	(7,399,879)	(98,569,951)

Net change	(1,317,834)	$(18,275,423)	(4,298,807)	$(57,916,405)

Class N
Issued from the sale of shares	10,822,314	$150,938,798	3,139,426	$41,893,559
Issued in connection with the reinvestment of distributions	530,086	7,343,290	413,778	5,369,820
Redeemed	(3,730,740)	(52,101,510)	(1,707,652)	(22,882,253)

Net change	7,621,660	$106,180,578	1,845,552	$24,381,126

Increase (decrease) from capital share transactions	(99,977,026)	$(1,387,086,339)	(376,328,800)	$(5,022,677,532)

|  56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds I, (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

57  |

2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2017, 13.91% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $140,938,092 as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

|  58

Trustee and Officer Information

As of 9/30/17

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information include additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

61  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

|  62

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

63  |

LOOMIS FUNDS

Supplement dated June 30, 2017 to the Loomis Funds Summary Prospectuses, dated February 1, 2017, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Retail Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Retail Class Shares

Retail Class shares of the Fund are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.

There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Institutional Class Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Institutional Class Shares

Institutional Class shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

This page not part of shareholder report

|  64

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Loomis Sayles Funds and other individuals who are affiliated with any Loomis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Institutional Class shares of a Fund below the stated minimums.

Loomis Sayles Bond Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund

Effective July 1, 2017, the information under the sub-section “Class N Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class N Shares

Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. There is no initial investment minimum for certain retirement plans and funds of funds that are distributed by NGAM Distribution, L.P. There is no subsequent investment minimum for these shares. In its sole discretion, NGAM Distribution, L.P. may waive the investment minimum requirement for accounts as to which the relevant financial intermediary has provided assurances, in writing, that the accounts will be held in omnibus fashion beginning no more than two years following the establishment date of such accounts in Class N.

This page not part of shareholder report

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LOOMIS SAYLES BOND FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

Admin Class Shares

Admin Class shares of the Fund are intended primarily for certain retirement plans held in an omnibus fashion and are not available for purchase by individual investors. There are no initial or subsequent investment minimums for these shares.

Loomis Sayles Bond Fund	Loomis Sayles Institutional High Income Fund
Loomis Sayles Core Disciplined Alpha Bond Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Fixed Income Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small/Mid Cap Growth Fund

Effective July 1, 2017, the first sentence in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following information shows the investment minimum for various types of accounts:

Effective July 1, 2017, the following is added to the section “Purchase and Sale of Fund Shares” in each Fund’s Summary:

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

Effective July 1, 2017, the last paragraph in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is amended and restated as follows:

The Fund’s shares are available for purchase and are redeemable on any business day through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan. See the section “How Fund Shares are Priced” in the prospectus for details.

This page not part of shareholder report

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ANNUAL REPORT

September 30, 2017

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  63

Notes to Financial Statements  page 79

Shareholder Supplement  enclosed

(previously	posted to the Funds’ website)

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class N LSHNX
Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets like high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve. High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

After hitting a 14-year high during the fourth quarter of 2016, the US dollar steadily weakened through the rest of the period as risk appetite remained strong and fears about China’s economy and the potential for a US trade war waned. Many developed and emerging market currencies rallied versus the US dollar and unhedged returns were broadly positive. Emerging market bonds struggled at the beginning of the period, hurt by uncertainties related to global trade, the incoming US administration and geopolitics. But as 2017 progressed, sentiment shifted, emerging market bonds rallied and the asset class

1  |

posted broadly positive returns for the full period. The sector benefited from the weakening US dollar, a rebound in corporate profits, and improving emerging market GDP growth.

Portfolio Review

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles High Income Fund returned 8.47% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 8.88%.

Explanation of Fund Performance

Security selection within high yield corporate credit was a leading contributor to results, with positive contributions from energy, metals and mining, and pharmaceuticals names. An out-of-benchmark allocation to convertible securities also contributed to performance, led by pharmaceutical and technology holdings. In addition, security selection among securitized assets aided results. Finally, an out-of-benchmark allocation to investment grade corporate bonds generated positive return.

The Fund’s out-of-benchmark exposure to equities was the most significant detractor from performance. Selected energy-related equity holdings were among the biggest laggards. An allocation to reserves (typically cash, cash equivalents and short-dated US Treasuries) also weighed on performance.

Outlook

Fund positioning reflects our outlook for stable economic growth and inflation. US and global GDP growth are steadily improving, and US inflation indicators are below Fed and consensus expectations. These inflationary trends support the Fed’s gradual shift to less accommodative monetary policy. The Fed’s balance sheet normalization program formally starts in October, and one more interest rate hike looks possible by year-end.

Steady economic growth is also supporting risk assets, and we are maintaining our exposure to corporate bonds. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) have tightened significantly, and the risk premiums for the investment grade and high yield markets are lower with increasing downside risks.

Within the high yield sector, we believe valuations have become less compelling, and we do not expect broad-based price appreciation from current levels. The underlying fundamentals of the sector remain supportive given the positive outlook for corporate profits and the low probability of defaults or economic recession. At this stage of the credit cycle1, we are seeing increasing debt levels, but overall, balance sheets remain healthy and interest rate coverage is strong. We are watching for idiosyncratic risk factors or volatility that may allow us to selectively add to existing positions or establish exposure to new issues. In general, we are focusing on undervalued issues and looking for areas where we can move up in quality.

We have been taking a highly selective approach to non-US exposure. We are primarily maintaining current allocations to selected developed market sovereign and credit positions, along with emerging market local-pay bonds that we believe offer attractive yields and total return potential. The risk profile of the global market has been largely

|  2

LOOMIS SAYLES HIGH INCOME FUND

driven by anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty. In the current global growth environment, the US dollar is likely to be range bound and it may trend lower over the near term.

Looking ahead, our investment themes are centered on broadening portfolio diversification, generating income, lowering duration and reducing overall interest rate sensitivity. In terms of asset allocation, the Fund is structurally very different from the benchmark and is well-positioned going into the Fund’s next fiscal year, in our view. We are also comfortable keeping a larger allocation to reserve-type positions, and we will patiently monitor market developments for better buying opportunities where we feel we can add long-term value for our investors.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, its schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2018. Based on this analysis, Fund officers believe that realized currency losses may have less of an impact on this Fund’s distributions in the 2018 fiscal year. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates, fund advisors’ ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

3  |

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2007 through September 30, 2017

See notes to chart on page 5.

|  4

LOOMIS SAYLES HIGH INCOME FUND

Average Annual Total Returns — September 30, 20174

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)[1]
NAV	8.47%	5.89%	6.62%	—%	0.89%	0.80%

Class A (Inception 2/22/84)
NAV	8.17	5.60	6.38	—	1.14	1.05
With 4.25% Maximum Sales Charge	3.52	4.71	5.91	—

Class C (Inception 3/2/98)
NAV	7.33	4.80	5.59	—	1.89	1.80
With CDSC[2]	6.33	4.80	5.59	—

Class N (Inception 11/30/16)
NAV	—	—	—	8.99	0.77	0.75

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[3]	8.88	6.36	7.84	5.37

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, and reflects the higher net expenses of that share class.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

5  |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates on December 14, 2016, March 15, 2017 and June 14, 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Overall, investment grade corporate bonds generated positive return and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). The sector’s longer duration was beneficial as investors moved to the long end of the yield curve.

High yield credit was a leading asset class throughout the period, benefiting from the “risk-on” environment and the search for yield. Improving corporate profits around the globe provided an additional tailwind to the sector.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries. In September 2017, volatility remained muted after the Fed announced it would start tapering mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

|  6

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Intermediate Duration Bond Fund returned 0.69% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 0.23%.

Explanation of Fund Performance

Overall, the Fund’s tilt away from risk-free assets and into spread sectors (non-government sectors) contributed the most to performance. A meaningful underweight to US Treasuries proved to help performance as much as the Fund’s overweight to investment grade corporate bonds.

Within investment grade corporate bonds, the Fund’s overweight to financials and security selection within industrial bonds drove performance during the period.

The Fund’s exposure to non-agency securitized credit contributed to absolute return during the period and had a significant impact on relative performance. Holdings of asset-backed securities (ABS) proved to be a positive contributor to relative return, and our allocation to commercial mortgage-backed securities (CMBS) also generated positive relative results.

The Fund’s underweight exposure to government-related securities detracted slightly from relative performance. While the Fund’s interest-rate sensitivity was similar to the benchmark during a period of rising interest rates, differences in the Fund’s interest rate sensitivity at various points on the yield curve slightly weighed on relative return.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with the third hike of 2017 coming in December. The Fed began balance sheet reductions in October. We expect the market reaction to this activity to remain contained, given the well-telegraphed taper “caps” on both US Treasuries and MBS.

Corporate fundamentals have continued to indicate the United States is in the late expansion phase of the credit cycle,1 with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. The Trump administration may implement fiscal programs and tax reforms that could support asset classes like credit, although any impact is likely a 2018 event.

Any reductions in corporate borrowing may preserve balance sheet health, promoting tighter credit spreads (the difference in yield between non-Treasury and Treasury yields of similar maturity) and lower default rates. While valuations may not be as attractive as they were last year, we continue to favor investment grade credit. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, shareholder-friendly activity and commodity price volatility.

We remain underweight government bonds given low yields and continue to favor sectors offering a yield advantage over Treasuries. We continue to be modestly overweight credit.

7  |

We are focused on security selection opportunities, buying new issues with concessions and secondary bonds that can offer favorable risk-return profiles.

We believe valuations in CMBS are fair. We continue to maintain an overweight to the sector, particularly senior parts of the capital stack. We think many areas of the MBS market appear overvalued and do not adequately compensate for prepayment risk. We are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. We are maintaining our exposure to the consumer through prime and subprime auto loans and credit card receivables.

The Fund continues to have a yield advantage and exposure to more credit-sensitive sectors relative to the benchmark. Finally, we continue to monitor and diversify our portfolios and holdings with an eye toward minimizing undue exposure to macro and/or issuer events.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4,5

September 30, 2007 through September 30, 2017

See notes to chart on page 9.

|  8

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20174,5

				Expense Ratios[6]
	1 Year	5 Years	10 Years	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	0.69%	2.05%	4.56%	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	0.44	1.79	4.30	0.72	0.65
With 4.25% Maximum Sales Charge	-3.86	0.91	3.85

Class C (Inception 8/31/16)[1]
NAV	-0.29	1.01	3.37	1.56	1.40
With CDSC[2]	-1.27	1.01	3.37

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	0.23	1.61	3.64

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range with in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. You may not invest directly in an index.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

9  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class N LGANX
Loomis, Sayles & Company, L.P.	Class Y NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

Following the November 2016 US presidential election, investors expected less accommodative US monetary policy and pro-business reform. These expectations drove the US dollar and equities higher, and weighed on many fixed income assets as the US Treasury yield curve steepened (a curve that shows the relationship among bond yields across the maturity spectrum). The Federal Reserve (Fed) raised interest rates in December 2016 and in March and June 2017; investors took the increases in stride as a number of developments supported fixed income market performance through the rest of the period. The yield curve flattened out, the US dollar declined, global growth strengthened and corporate profits rebounded. Government bond yields remained low, driving investors into riskier assets such as high yield credit and emerging markets. As a result, nearly all asset classes posted positive returns for the full period.

All US Treasury yields rose during the 12-month period. However, much of the rise in longer-maturity yields took place shortly after the US presidential election while the two-year yield rose steadily over the entire period. Longer-term US Treasury yields declined from the start of 2017 until early September, when expectations for new and expansionary US fiscal policy and inflation began to rise.

Securitized credit assets generated positive total returns and outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes). In September 2017, volatility remained muted after the Fed announced it would start tapering its mortgage-backed security (MBS) reinvestments in October 2017; the move had been well telegraphed and was largely expected.

Performance Results

For the 12 months ended September 30, 2017, Class Y shares of Loomis Sayles Limited Term Government and Agency Fund returned 0.22% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1–5 Year Government Bond Index, which returned -0.06%.

Explanation of Fund Performance

Within securitized assets, a significant allocation to agency collateralized mortgage obligations (CMOs) made the largest positive contribution to relative performance. Agency

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

MBS was another one of the Fund’s larger allocations over the 12 months. These securities helped performance but to a lesser degree than CMO securities.

The Fund’s allocation to agency and non-agency commercial mortgage-backed securities (CMBS) generated positive absolute and relative performance. These bonds considerably outperformed Treasuries of comparable duration. Out-of-benchmark exposure to asset-backed securities (ABS) also boosted relative performance as selected car loan names performed particularly well.

Conversely, an underweight allocation to bonds issued by federal government agencies slightly detracted from performance for the period.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are narrow relative to history. Additionally, refinancing risk is beginning to increase, as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer sectors less likely to face refinancing risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor higher yielding securities and bonds of less frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

11  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2007 through September 30, 2017

See notes to chart on page 13.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20173

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	0.22%	0.81%	3.01%	—%	0.52%	0.52%

Class A (Inception 1/3/89)
NAV	-0.04	0.55	2.74	—	0.77	0.77
With 2.25% Maximum Sales Charge	-2.25	0.09	2.51	—

Class C (Inception 12/30/94)
NAV	-0.79	-0.20	1.99	—	1.52	1.52
With CDSC[1]	-1.77	-0.20	1.99	—

Class N (Inception 2/1/17)
NAV	—	—	—	1.12	0.44	0.44

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	-0.06	0.83	2.38	0.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/18. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

13  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2017 through September 30, 2017. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,037.20	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47
Class C
Actual	$1,000.00	$1,033.20	$9.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25
Class N
Actual	$1,000.00	$1,038.80	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85
Class Y
Actual	$1,000.00	$1,038.60	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.08%, 1.83%, 0.76% and 0.82% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,015.70	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,012.80	$7.06
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class Y
Actual	$1,000.00	$1,017.90	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2017	ENDING ACCOUNT VALUE 9/30/2017	EXPENSES PAID DURING PERIOD* 4/1/2017 – 9/30/2017
Class A
Actual	$1,000.00	$1,005.60	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$1,001.80	$7.78
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,008.20	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,007.70	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio: 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2017. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

19  |

The Board noted that, through December 31, 2016, each Fund’s one- and three-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year
Loomis Sayles High Income Fund	33%	39%
Loomis Sayles Intermediate Duration Bond Fund	70%	81%
Loomis Sayles Limited Term Government and Agency Fund	29%	21%

In the case of Loomis Sayles Intermediate Duration Bond Fund, which had performance that lagged that of a relevant peer group median and/or category median for all periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in

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the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds that had current expenses over their respective caps. The Trustees also considered that the current expenses of Loomis Sayles Limited Term Government and Agency Fund are below its cap. The Trustees noted that Loomis Sayles High Income Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including: (1) that the Fund’s fee rate was only one basis point above the median of the Fund’s peer group; and (2) that management had proposed to reduce the Fund’s expense cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees also considered management’s proposal to reduce Loomis Sayles High Income Fund’s expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

21  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the reduction in Loomis Sayles High Income Fund’s expense cap described above, should be continued through June 30, 2018.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.4% of Net Assets
Non-Convertible Bonds — 81.6%
	ABS Home Equity — 1.5%
$101,145	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$103,069
106,380	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	111,931
84,577	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	86,455
29,479	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 3.294%, 11/20/2035(k)	27,040
218,880	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 1.567%, 9/19/2045(a)	179,078
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 1-month LIBOR + 4.250%, 5.487%, 11/25/2023(a)	275,001
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 4.537%, 10/25/2027(a)	338,190
151,491	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.002%, 7/19/2035(k)	146,751
267,307	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.422%, 3/25/2035(k)	262,898
303,384	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.294%, 3/25/2035(k)	286,590
58,608	New York Mortgage Trust, Series 2006-1, Class 2A2, 3.616%, 5/25/2036(k)	57,257
100,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(k)	99,954
470,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(k)	473,477
220,000	VOLT XL LLC, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(k)	220,501

		2,668,192

	ABS Other — 0.1%
252,798	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(k)	249,289

	Aerospace & Defense — 2.2%
210,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	222,862
95,000	Engility Corp., 8.875%, 9/01/2024	104,263
770,000	KLX, Inc., 5.875%, 12/01/2022, 144A	806,729
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,695,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,100,250

		3,929,104

	Airlines — 0.4%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	565,762
57,504	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	59,653
69,937	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	72,017

		697,432

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.2%
$645,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	$649,837
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	202,381
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	300,497
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	119,888
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	251,100
670,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	678,375

		2,202,078

	Banking — 4.3%
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,081,769
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	525,837
6,605,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 2.500%, 22.479%, 1/12/2020, 144A, (ARS)(a)	374,796
2,855,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	156,884
7,075,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 25.042%, 8/09/2020, 144A, (ARS)(a)	413,768
1,280,000	Barclays PLC, 5.200%, 5/12/2026	1,366,597
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,448,758
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	477,803
895,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	943,212

		7,789,424

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	537,675

	Building Materials — 0.8%
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	245,180
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	402,150
50,000	Masco Corp., 6.500%, 8/15/2032	59,625
161,000	Masco Corp., 7.750%, 8/01/2029	212,004
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	262,762
180,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	193,950

		1,375,671

	Cable Satellite — 6.8%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	842,700
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	490,438
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	650,781
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	442,900
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,581
865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	906,952
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	768,550
600,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	624,000
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	82,875
220,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	253,825
895,000	DISH DBS Corp., 5.125%, 5/01/2020	938,363
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,697,962
295,000	DISH DBS Corp., 7.750%, 7/01/2026	338,710

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	$362,100
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,583,381
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	278,581
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	506,219
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	394,219
141,963	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(b)	142,318
840,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	860,740

		12,181,195

	Chemicals — 0.8%
1,510,000	Hercules LLC, 6.500%, 6/30/2029(c)(d)	1,517,550

	Construction Machinery — 1.1%
225,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	231,750
235,000	Ashtead Capital, Inc., 4.375%, 8/15/2027, 144A	242,050
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	622,687
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	15,994
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	849,000

		1,961,481

	Consumer Cyclical Services — 0.7%
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,196,287

	Consumer Products — 0.2%
290,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	300,875

	Electric — 1.6%
125,000	AES Corp., 5.125%, 9/01/2027	128,125
520,000	AES Corp. (The), 5.500%, 4/15/2025	546,952
150,000	AES Corp. (The), 6.000%, 5/15/2026	161,438
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,819,297
245,000	Minejesa Capital BV, 4.625%, 8/10/2030, 144A	250,147

		2,905,959

	Environmental — 0.1%
100,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	104,000
95,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	101,449

		205,449

	Finance Companies — 3.9%
1,055,000	Aircastle Ltd., 4.125%, 5/01/2024	1,091,925
515,000	Aircastle Ltd., 5.500%, 2/15/2022	562,637
600,000	iStar, Inc., 4.000%, 11/01/2017	600,480
120,000	iStar, Inc., 4.625%, 9/15/2020	122,700
505,000	iStar, Inc., 5.000%, 7/01/2019	511,628
395,000	iStar, Inc., 5.250%, 9/15/2022	400,925
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	713,254
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	260,738

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	$330,750
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	745,500
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,253,967
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	420,993

		7,015,497

	Financial Other — 0.9%
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.000%, 8/01/2020	583,052
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	185,400
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	810,030

		1,578,482

	Food & Beverage — 1.8%
200,000	BRF GmbH, 4.350%, 9/29/2026, 144A	196,010
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	911,786
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	328,763
255,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	260,100
385,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	399,049
260,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	265,525
830,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	854,900

		3,216,133

	Gaming — 0.9%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	190,969
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	409,219
210,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co., 4.500%, 1/15/2028, 144A	211,848
725,000	MGM Resorts International, 6.000%, 3/15/2023	799,312

		1,611,348

	Government Owned – No Guarantee — 3.0%
740,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	660,450
1,160,000	Petrobras Global Finance BV, 5.999%, 1/27/2028, 144A	1,159,130
165,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	176,303
50,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	49,750
160,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	162,000
405,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	421,706
160,521(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)	805,690
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	646,141
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	752,600
510,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 24.104%, 7/07/2020, 144A(a)	482,010

		5,315,780

	Health Insurance — 0.2%
365,000	Centene Corp., 6.125%, 2/15/2024	394,656

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 5.0%
$235,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	$230,888
960,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	753,600
360,000	Envision Healthcare Corp., 5.625%, 7/15/2022	375,300
155,000	HCA, Inc., 4.500%, 2/15/2027	158,488
25,000	HCA, Inc., 5.250%, 4/15/2025	27,031
90,000	HCA, Inc., 5.250%, 6/15/2026	96,975
260,000	HCA, Inc., 5.375%, 2/01/2025	273,975
170,000	HCA, Inc., 7.050%, 12/01/2027	191,675
655,000	HCA, Inc., 7.500%, 12/15/2023	763,075
145,000	HCA, Inc., 7.500%, 11/06/2033	164,575
590,000	HCA, Inc., 7.690%, 6/15/2025	685,875
480,000	HCA, Inc., 8.360%, 4/15/2024	576,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	947,100
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	585,812
865,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	906,087
200,000	Quintiles IMS, Inc., 5.000%, 10/15/2026, 144A	212,000
555,000	SP Finco LLC, 6.750%, 7/01/2025, 144A	521,700
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025, 144A	384,638
180,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	157,500
830,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	878,762

		8,891,056

	Home Construction — 2.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(e)(f)(g)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(d)	674,115
800,000	Lennar Corp., 4.750%, 5/30/2025	836,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,232,152
915,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	934,444

		3,676,723

	Independent Energy — 8.3%
335,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	348,400
1,205,000	Antero Resources Corp., 5.125%, 12/01/2022	1,232,112
110,000	Antero Resources Corp., 5.375%, 11/01/2021	112,888
310,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	332,475
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	621,637
90,000	California Resources Corp., 5.500%, 9/15/2021	47,925
41,000	California Resources Corp., 6.000%, 11/15/2024	18,655
460,000	California Resources Corp., 8.000%, 12/15/2022, 144A	299,000
140,000	Callon Petroleum Co., 6.125%, 10/01/2024	144,900
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	142,290
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	7,380
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	13,098
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	35,020
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	802,950
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	622,425
235,000	Continental Resources, Inc., 4.500%, 4/15/2023	235,588

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$470,000	Continental Resources, Inc., 5.000%, 9/15/2022	$477,637
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	702,075
835,000	Halcon Resources Corp., 6.750%, 2/15/2025, 144A	864,225
145,000	Matador Resources Co., 6.875%, 4/15/2023	153,519
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	357,725
300,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	292,875
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	501,637
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	198,413
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	635,937
100,000	PDC Energy, Inc., 6.125%, 9/15/2024	104,500
445,000	QEP Resources, Inc., 5.375%, 10/01/2022	437,212
1,150,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	575,000
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	1,071,125
565,000	RSP Permian, Inc., 6.625%, 10/01/2022	592,544
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	282,150
325,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	327,437
920,000	SM Energy Co., 5.000%, 1/15/2024	867,100
35,000	SM Energy Co., 6.125%, 11/15/2022	35,088
60,000	SM Energy Co., 6.500%, 1/01/2023	60,450
190,000	SM Energy Co., 6.750%, 9/15/2026	190,000
395,000	Southwestern Energy Co., 6.700%, 1/23/2025	400,925
285,000	Southwestern Energy Co., 7.500%, 4/01/2026	296,400
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	55,017
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	447,037

		14,942,771

	Industrial Other — 0.2%
315,000	II-VI, Inc., 0.250%, 9/01/2022, 144A	351,619

	Integrated Energy — 0.1%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	200,468

	Leisure — 0.1%
130,000	Constellation Merger Sub, Inc., 8.500%, 9/15/2025, 144A	127,725

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	362,950

	Local Authorities — 0.4%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	342,417
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	292,626
2,390,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 25.330%, 5/31/2022, (ARS)(a)	142,411

		777,454

	Lodging — 0.9%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	153,000
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	777,650
705,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.875%, 4/01/2027	740,250

		1,670,900

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 2.0%
$890,000	AMC Networks, Inc., 4.750%, 8/01/2025	$898,900
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	464,125
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,189,650
975,000	Viacom, Inc., 4.375%, 3/15/2043	839,943
49,000	Viacom, Inc., 4.850%, 12/15/2034	46,176
105,000	Viacom, Inc., (fixed rate to 2/28/2027, variable rate thereafter), 6.250%, 2/28/2057	105,656

		3,544,450

	Metals & Mining — 2.9%
1,395,000	ArcelorMittal, 7.250%, 3/01/2041	1,651,331
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	216,631
145,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	149,169
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	276,412
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,376,375
85,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	79,422
245,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	270,993
440,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	457,600
440,000	Stillwater Mining Co., 6.125%, 6/27/2022, 144A	445,852
80,000	Vale Overseas Ltd., 6.875%, 11/10/2039	91,696
190,000	Vale S.A., 5.625%, 9/11/2042	193,800

		5,209,281

	Midstream — 4.3%
355,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	373,637
360,000	Andeavor Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	382,950
435,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027, 144A	448,050
66,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	68,310
75,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	72,068
30,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	29,863
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	569,550
190,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	176,700
390,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	390,000
145,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	144,275
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	171,188
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	733,495
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	529,505
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	478,016
385,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	376,337
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	939,675
973,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	982,730
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	94,169
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	652,800
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	192,600

		7,805,918

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
$935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 1-month LIBOR + 8.200%, 9.433%, 5/15/2020, 144A(a)(c)(d)(e)	$939,675
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	909,041
554,472	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.780%, 8/10/2045(k)	566,285
38,392	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(k)	38,360

		2,453,361

	Oil Field Services — 0.7%
430,000	Ensco PLC, 5.750%, 10/01/2044	308,525
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	104,800
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	109,200
420,000	Noble Holding International Ltd., 7.750%, 1/15/2024	372,750
35,000	Parker Drilling Co., 6.750%, 7/15/2022	28,033
266,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	278,635

		1,201,943

	Packaging — 1.3%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(b)	214,060
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	405,744
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	219,374
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	885,237
600,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	622,500

		2,346,915

	Paper — 0.4%
440,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	436,656
210,000	Suzano Austria GmbH, 5.750%, 7/14/2026, 144A	225,603

		662,259

	Pharmaceuticals — 1.1%
200,000	Endo Dac/Endo Finance LLC/Endo Finance, Inc., 5.875%, 10/15/2024, 144A	209,500
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	516,750
265,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	232,538
85,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	79,475
990,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	874,912

		1,913,175

	Property & Casualty Insurance — 0.6%
180,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	249,890
786,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	818,423

		1,068,313

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Restaurants — 0.5%
$890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	$901,036

	Retailers — 1.1%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	44,148
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	504,191
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	238,893
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,058,288
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	83,200

		1,928,720

	Sovereigns — 0.4%
10,810,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 26.250%, 6/21/2020, (ARS)(a)	660,618

	Supermarkets — 0.6%
335,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	294,800
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	719,950

		1,014,750

	Supranational — 2.0%
6,785,000	European Investment Bank, EMTN, 8.750%, 9/18/2021, (TRY)	1,825,139
5,190,000,000	International Bank for Reconstruction and Development, 4.250%, 6/20/2019, (COP)	1,727,541

		3,552,680

	Technology — 4.7%
416,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	371,280
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	183,175
60,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	64,125
1,440,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,599,192
1,345,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	1,727,427
480,000	Equinix, Inc., 5.375%, 1/01/2022	503,280
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	446,469
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	854,240
55,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	57,888
95,000	Micron Technology, Inc., 5.500%, 2/01/2025	101,294
110,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	125,813
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	539,462
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	208,525
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	282,562
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	419,701
755,000	Western Digital Corp., 10.500%, 4/01/2024	887,125

		8,371,558

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	260,563

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 1.2%
263,668(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	$1,350,093
131,759(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	856,723

		2,206,816

	Wireless — 3.6%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	125,636
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	382,956
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	833,081
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	313,407
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	311,107
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	201,700
105,000	Nokia Oyj, 3.375%, 6/12/2022	105,787
170,000	Nokia Oyj, 4.375%, 6/12/2027	174,888
605,000	SFR Group S.A., 7.375%, 5/01/2026, 144A	653,400
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	880,320
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,577,975
605,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	642,056
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	202,188

		6,404,501

	Wirelines — 2.7%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	615,112
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	127,702
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	16,368
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	314,888
340,000	Frontier Communications Corp., 10.500%, 9/15/2022	294,950
15,000	Frontier Communications Corp., 11.000%, 9/15/2025	12,713
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	724,387
1,545,000	Level 3 Financing, Inc., 5.250%, 3/15/2026	1,583,146
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	397,181
250,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	308,738
35,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	44,898
505,000	Windstream Services LLC, 7.750%, 10/15/2020	404,000

		4,844,083

	Total Non-Convertible Bonds (Identified Cost $140,877,965)	146,202,163

Convertible Bonds — 8.8%
	Building Materials — 0.1%
130,000	Tutor Perini Corp., 2.875%, 6/15/2021	151,369

	Cable Satellite — 0.5%
845,000	Dish Network Corp., 2.375%, 3/15/2024, 144A	839,719

	Consumer Cyclical Services — 0.5%
860,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	833,125

	Diversified Operations — 0.1%
160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	164,800

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 0.9%
$510,000	Evolent Health, Inc., 2.000%, 12/01/2021, 144A	$573,113
940,000	Teladoc, Inc., 3.000%, 12/15/2022, 144A	1,020,487

		1,593,600

	Leisure — 0.1%
185,000	Rovi Corp., 0.500%, 3/01/2020	187,209

	Midstream — 0.7%
940,000	Chesapeake Energy Corp., 5.500%, 9/15/2026, 144A	862,450
195,000	PDC Energy, Inc., 1.125%, 9/15/2021	189,881
60,000	SM Energy Co., 1.500%, 7/01/2021	56,325
170,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	151,513

		1,260,169

	Oil Field Services — 0.5%
255,000	Hercules Capital, Inc., 4.375%, 2/01/2022, 144A	258,984
860,000	Nabors Industries, Inc., 0.750%, 1/15/2024, 144A	699,288

		958,272

	Pharmaceuticals — 2.7%
760,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	769,975
895,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,071,203
115,000	Dermira, Inc., 3.000%, 5/15/2022, 144A	123,769
465,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	419,953
375,000	Impax Laboratories, Inc., 2.000%, 6/15/2022	337,031
1,100,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	849,750
105,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	110,906
960,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024, 144A	1,092,600
100,000	Pacira Pharmaceuticals, Inc., 2.375%, 4/01/2022, 144A	97,625

		4,872,812

	Railroads — 0.4%
415,000	Echo Global Logistics, Inc., 2.500%, 5/01/2020	399,178
275,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024, 144A	309,031

		708,209

	REITs – Mortgage — 0.1%
265,000	iStar, Inc., 3.125%, 9/15/2022, 144A	267,319

	Technology — 2.2%
130,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022	169,731
1,370,000	Finisar Corp., 0.500%, 12/15/2036, 144A	1,284,375
495,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021, 144A	751,781
1,210,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,134,871
115,000	Nuance Communications, Inc., 1.250%, 4/01/2025, 144A	111,119
450,000	Verint Systems, Inc., 1.500%, 6/01/2021	439,875

		3,891,752

	Total Convertible Bonds (Identified Cost $15,567,455)	15,728,355

	Total Bonds and Notes (Identified Cost $156,445,420)	161,930,518

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.8%
	Independent Energy — 0.3%
$531,086	Chesapeake Energy Corp., Term Loan, 3-month LIBOR + 7.500%, 8.814%, 8/23/2021(a)	$571,746

	Other Utility — 0.2%
237,569	PowerTeam Services LLC, 1st Lien Term Loan, 3-month LIBOR + 3.250%, 4.583%, 5/06/2020(a)	236,975
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 3-month LIBOR + 7.250%, 8.583%, 11/06/2020(a)	94,406

		331,381

	Supermarkets — 0.3%
433,224	Albertsons LLC, USD 2017 Term Loan B4, 1-month LIBOR + 2.750%, 3.985%, 8/25/2021(a)	417,316

	Total Senior Loans (Identified Cost $1,296,007)	1,320,443

Shares
Preferred Stocks — 1.3%
Convertible Preferred Stocks — 1.0%
	Food & Beverage — 0.5%
9,229	Bunge Ltd., 4.875%	958,086

	Midstream — 0.4%
988	Chesapeake Energy Corp., 5.750%	602,680
20	Chesapeake Energy Corp., 5.750%, 144A	12,200
137	Chesapeake Energy Corp., 5.750%	78,347

		693,227

	Technology — 0.1%
1,889	Belden, Inc., 6.750%	204,125

	Total Convertible Preferred Stocks (Identified Cost $1,842,200)	1,855,438

Non-Convertible Preferred Stocks — 0.3%
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	325,064
7,500	iStar, Inc., Series F, 7.800%	188,700
550	iStar, Inc., Series G, 7.650%	13,959

		527,723

	Total Non-Convertible Preferred Stocks (Identified Cost $417,822)	527,723

	Total Preferred Stocks (Identified Cost $2,260,022)	2,383,161

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Other Investments — 1.0%
	Aircraft ABS — 1.0%
8,415	Aergen LLC(c)(e)(f)	$863,261
100	ECAF I Blocker Ltd.(c)(e)(f)	990,301

	Total Aircraft ABS (Identified Cost $1,841,500)	1,853,562

Common Stocks — 1.6%
	Media — 0.0%
4,113	Dex Media, Inc.(c)(e)(f)(i)(j)	23,855

	Oil, Gas & Consumable Fuels — 1.4%
24,185	Bonanza Creek Energy, Inc.(i)	797,863
8,265	Frontera Energy Corp.(i)	288,472
12,992	Halcon Resources Corp.(i)	88,346
14,882	Kinder Morgan, Inc.	285,437
3,403	Paragon Offshore Ltd., Litigation Units Class A(e)(f)(i)(l)	3,063
5,106	Paragon Offshore Ltd., Litigation Units Class B(e)(f)(i)(m)	96,161
3,403	Paragon Offshore Ltd.(e)(f)(i)	55,299
1,725	Rex Energy Corp.(i)	4,657
162,248	Whiting Petroleum Corp.(i)	885,874

		2,505,172

	Pharmaceuticals — 0.2%
5,539	Bristol-Myers Squibb Co.	353,056

	Total Common Stocks (Identified Cost $7,587,253)	2,882,083

Warrants — 0.0%
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(i)	1,940
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(e)(f)(i)	—

	Total Warrants (Identified Cost $—)	1,940

Principal Amount (‡)
Short-Term Investments — 3.5%
$6,240,308	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $6,240,485 on 10/02/2017 collateralized by $6,050,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $6,367,123 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,240,308)	6,240,308

	Total Investments — 98.6% (Identified Cost $175,670,510)	176,612,015
	Other assets less liabilities — 1.4%	2,595,898

	Net Assets — 100.0%	$179,207,913

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2017, interest payments were made in cash.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2017, the value of these securities amounted to $3,391,903 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $2,031,952 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Non-income producing security.
(j)	Security subject to restrictions on resale. This security was acquired on August 12, 2016 at a cost of $20,040. At September 30, 2017, the value of this security amounted to $23,855 or less than 0.1% of net assets.
(k)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(l)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $25,887. At September 30, 2017, the value of this security amounted to $3,063 or less than 0.1% of net assets.
(m)	Security subject to restrictions on resale. This security was acquired on July 18, 2017 at a cost of $517,958. At September 30, 2017, the value of this security amounted to $96,161 or 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $71,664,260 or 40.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
TRY	Turkish Lira

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2017

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2017

Independent Energy	8.6%
Cable Satellite	7.3
Technology	7.0
Healthcare	5.9
Midstream	5.4
Banking	4.3
Finance Companies	4.2
Pharmaceuticals	4.0
Wireless	3.6
Government Owned - No Guarantee	3.0
Metals & Mining	2.9
Wirelines	2.7
Food & Beverage	2.3
Aerospace & Defense	2.2
Home Construction	2.0
Supranational	2.0
Media Entertainment	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	3.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 99.0% of Net Assets
	ABS Car Loan — 11.6%
$3,862	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	$3,862
375,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	378,692
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	153,896
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	72,899
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	159,406
555,000	Americredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021	550,995
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	110,206
300,000	AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.400%, 5/18/2022	300,845
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/2023	169,496
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	210,673
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	363,191
365,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A	367,935
3,962	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	3,961
520,000	California Republic Auto Recievables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022	521,721
163,064	Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/2019	163,096
36,399	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	36,379
1,000,000	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(d)	999,716
325,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	324,063
465,000	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	467,733
125,000	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	124,806
275,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	275,707
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	805,838
275,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	274,316
185,733	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	186,600
362,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	365,674

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$470,000	Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.370%, 11/16/2020, 144A	$471,822
230,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	232,443
275,000	Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.610%, 8/16/2021, 144A	276,044
107,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	108,933
335,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	341,143
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	264,859
440,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	440,939
90,000	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	90,030
350,000	DT Auto Owner Trust, Series 2017-3A, Class B, 2.400%, 5/17/2021, 144A	349,722
300,000	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	299,805
260,000	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	259,944
315,000	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	314,580
290,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	292,299
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	199,374
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	135,374
160,000	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	160,221
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	231,875
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A	699,572
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	115,840
590,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	589,799
275,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	274,731
490,000	Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/2020, 144A	488,882
275,000	Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A3, 1.880%, 8/17/2020, 144A	275,377
900,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.970%, 7/15/2020, 144A(d)	901,188
595,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	595,076
120,000	NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.190%, 9/15/2021, 144A	119,665
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	510,578
71,873	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	71,872
505,000	Prestige Auto Receivables Trust, Series 2016-2A, Class A3, 1.760%, 1/15/2021, 144A	503,265
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	189,585

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$500,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.890%, 6/15/2021	$499,261
165,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.100%, 6/15/2021	165,008
265,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	265,412
800,000	Westlake Automobile Receivables Trust, Series 2016-3A, Class B, 2.070%, 12/15/2021, 144A	798,328
295,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class B, 2.300%, 10/17/2022, 144A	295,554
103,847	World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.140%, 1/15/2020	103,725
1,330,000	World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.930%, 9/15/2022(d)	1,330,026
110,000	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	109,777

		20,763,634

	ABS Credit Card — 3.3%
605,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.930%, 9/15/2022	605,821
630,000	Bank of America Credit Card Trust, Series 2017-A1, Class A1, 1.950%, 8/15/2022	630,907
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	419,392
745,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.000%, 1/17/2023(d)	747,145
1,085,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/2022(d)	1,071,521
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	267,174
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022	467,288
501,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	510,195
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023	551,534
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(d)	730,242

		6,001,219

	ABS Home Equity — 1.1%
418,559	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	433,437
296,368	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	298,135
207,353	Colony American Homes, Series 2014-1A, Class A, 1-month LIBOR + 1.150%, 2.384%, 5/17/2031, 144A(a)	208,221
19,148	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.956%, 7/25/2021(c)	18,609

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$12,743	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	$12,876
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.087%, 10/25/2027(a)	510,792
176,107	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	176,015
156,218	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(c)	156,905
69,212	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 3.296%, 5/01/2035(c)	70,851

		1,885,841

	ABS Other — 2.0%
131,625	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	131,832
26,173	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	26,065
270,000	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	269,822
414,615	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(c)	418,361
30,760	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	30,795
385,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	388,767
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	358,278
343,083	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	342,144
211,606	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	221,571
179,155	Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	180,143
176,458	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	176,453
78,593	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	78,407
179,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	178,255
795,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, 9/20/2021, 144A(d)	797,171

		3,598,064

	ABS Student Loan — 0.9%
199,952	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	199,027
313,842	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 2.114%, 7/25/2025(a)	314,366
100,238	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	100,298
368,815	SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, 8/25/2033, 144A	369,556
295,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	297,218
276,564	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 2.314%, 7/25/2025(a)	278,569

		1,559,034

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — 0.7%
$580,000	General Dynamics Corp., 2.625%, 11/15/2027	$561,299
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	448,992
270,000	Textron, Inc., 3.375%, 3/01/2028	268,069

		1,278,360

	Agency Commercial Mortgage-Backed Securities — 2.1%
648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(c)	685,760
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(c)	533,937
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	705,818
1,014,484	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019(d)	1,012,852
625,673	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1-month LIBOR + 0.700%, 1.932%, 11/25/2022(a)	628,222
161,033	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	160,965

		3,727,554

	Airlines — 0.0%
59,516	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	65,156

	Automotive — 3.9%
500,000	American Honda Finance Corp., MTN, 1.200%, 7/12/2019	495,467
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	425,938
585,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	574,741
740,000	Daimler Finance North America LLC, 2.200%, 5/05/2020, 144A	740,875
220,000	Daimler Finance North America LLC, 2.450%, 5/18/2020, 144A	221,545
45,000	Delphi Automotive PLC, 3.150%, 11/19/2020	46,042
360,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	360,284
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	667,181
955,000	General Motors Co., 3-month LIBOR + 0.800%, 2.112%, 8/07/2020(a)	955,861
730,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	728,680
930,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	932,197
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	148,189
660,000	Toyota Motor Credit Corp., 2.150%, 9/08/2022	652,682

		6,949,682

	Banking — 17.9%
530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	527,546
955,000	American Express Co., 2.500%, 8/01/2022	953,906
915,000	ANZ New Zealand (Int’l) Ltd., 2.200%, 7/17/2020, 144A	915,750
116,000	Bank of America Corp., MTN, 6.875%, 4/25/2018	119,339
365,000	Bank of Montreal, MTN, 1.500%, 7/18/2019	362,685
545,000	Bank of Montreal, MTN, 2.100%, 12/12/2019	546,956
875,000	Bank of Montreal, MTN, 2.350%, 9/11/2022	866,207
1,080,000	Bank of New York Mellon Corp. (The), MTN, (fixed rate to 5/16/2022, variable rate thereafter), 2.661%, 5/16/2023	1,084,484

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$740,000	Bank of Nova Scotia, 2.150%, 7/14/2020	$742,009
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	449,750
930,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	934,354
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	491,853
750,000	Capital One Financial Corp., 2.500%, 5/12/2020	753,492
435,000	Citigroup, Inc., 2.750%, 4/25/2022	437,092
215,000	Citigroup, Inc., 2.900%, 12/08/2021	217,649
625,000	Citizens Bank NA, 2.250%, 3/02/2020	625,827
430,000	Citizens Bank NA, Series BKNT, 2.500%, 3/14/2019	433,032
250,000	Comerica Bank, 2.500%, 6/02/2020	251,363
970,000	Commonwealth Bank of Australia, 1.750%, 11/07/2019, 144A	965,005
615,000	Commonwealth Bank of Australia, 3.150%, 9/19/2027, 144A	609,393
595,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	595,179
615,000	Credit Suisse Group AG, (fixed rate to 12/14/2022, variable rate thereafter), 2.997%, 12/14/2023, 144A	613,175
735,000	Danske Bank AS, 2.200%, 3/02/2020, 144A	736,618
1,060,000	Deutsche Bank AG, 2.700%, 7/13/2020	1,064,299
780,000	Fifth Third Bank, Series BKNT, 1.625%, 9/27/2019	775,201
215,000	Goldman Sachs Group, Inc. (The), 2.750%, 9/15/2020	217,778
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	186,317
580,000	Intesa Sanpaolo SpA, 3.125%, 7/14/2022, 144A	581,431
1,035,000	JPMorgan Chase & Co., 3-month LIBOR + 0.550%, 1.867%, 3/09/2021(a)	1,035,859
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	582,852
555,000	Key Bank NA, Series BKNT, 1.600%, 8/22/2019	552,023
910,000	KeyBank N.A., 2.400%, 6/09/2022	906,296
460,000	Mizuho Bank Ltd., 1.800%, 3/26/2018, 144A	459,931
670,000	Mizuho Financial Group, Inc., 3.170%, 9/11/2027	655,728
855,000	Morgan Stanley, Series 3NC2, 3-month LIBOR + 0.800%, 2.109%, 2/14/2020(a)	859,351
295,000	National Bank of Canada, 2.100%, 12/14/2018	295,693
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	536,522
845,000	Nordea Bank AB, 2.125%, 5/29/2020, 144A	845,828
315,000	Northern Trust Corp., (fixed rate to 5/8/2027, variable rate thereafter), 3.375%, 5/08/2032	315,116
652,000	Royal Bank of Canada, GMTN, 1.625%, 4/15/2019	649,983
855,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022, 144A	871,109
605,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	608,358
475,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	476,840
525,000	Svenska Handelsbanken AB, Series BKNT, 1.500%, 9/06/2019	521,349
840,000	U.S. Bank NA, 2.000%, 1/24/2020	842,262
920,000	UBS AG, 2.200%, 6/08/2020, 144A	921,932
455,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	466,404
855,000	Wells Fargo & Co., MTN, 2.625%, 7/22/2022	856,430
755,000	Wells Fargo & Co., MTN, 3.300%, 9/09/2024	767,433
770,000	Wells Fargo Bank NA, 1.750%, 5/24/2019	769,467
375,000	Westpac Banking Corp., 2.500%, 6/28/2022	374,820

		32,229,276

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Brokerage — 0.5%
$335,000	CBOE Holdings, Inc., 1.950%, 6/28/2019	$334,665
480,000	E*TRADE Financial Corp., 2.950%, 8/24/2022	481,067

		815,732

	Building Materials — 0.4%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	108,599
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 1.965%, 5/22/2020(a)	602,426
40,000	Masco Corp., 3.500%, 4/01/2021	41,075
4,000	Masco Corp., 7.125%, 3/15/2020	4,440

		756,540

	Cable Satellite — 0.5%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	320,704
645,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	640,953

		961,657

	Chemicals — 0.3%
107,000	Airgas, Inc., 3.050%, 8/01/2020	109,443
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,526
385,000	EI du Pont de Nemours & Co., 2.200%, 5/01/2020	387,478
45,000	Methanex Corp., 3.250%, 12/15/2019	45,414

		551,861

	Collateralized Mortgage Obligations — 1.7%
211,826	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	211,488
143,787	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	143,536
345,087	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	344,338
555,860	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	544,559
577,472	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)	584,481
1,220,658	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)(d)	1,223,367

		3,051,769

	Construction Machinery — 0.6%
174,000	John Deere Capital Corp., 2.450%, 9/11/2020	175,984
565,000	John Deere Capital Corp., MTN, 2.800%, 9/08/2027	555,480
350,000	John Deere Capital Corp., MTN, 1.950%, 6/22/2020	350,354

		1,081,818

	Consumer Cyclical Services — 1.2%
225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	226,840
885,000	Expedia, Inc., 3.800%, 2/15/2028, 144A	877,185
1,020,000	Western Union Co. (The), 3.600%, 3/15/2022	1,035,571

		2,139,596

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — 0.2%
$120,000	Church & Dwight Co., Inc., 2.450%, 8/01/2022	$119,552
170,000	Hasbro, Inc., 3.500%, 9/15/2027	168,484

		288,036

	Diversified Manufacturing — 0.7%
620,000	Eaton Corp., 3.103%, 9/15/2027	612,518
80,000	Snap-on, Inc., 4.250%, 1/15/2018	80,588
615,000	United Technologies Corp., 2.800%, 5/04/2024	615,550

		1,308,656

	Electric — 2.5%
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	118,101
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,034,794
451,000	Exelon Corp., 2.450%, 4/15/2021	451,040
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	182,166
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	124,029
395,000	Fortis, Inc., 2.100%, 10/04/2021	387,828
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	195,175
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	684,546
280,000	NextEra Energy Capital Holdings, Inc., 1.649%, 9/01/2018	279,878
273,000	Southern Co. (The), 2.750%, 6/15/2020	277,499
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	716,894

		4,451,950

	Finance Companies — 0.4%
665,000	Ares Capital Corp., 3.500%, 2/10/2023	657,584

	Financial Other — 0.6%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	406,527
615,000	ORIX Corp., 2.900%, 7/18/2022	617,335

		1,023,862

	Food & Beverage — 1.8%
9,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	9,397
210,000	Dr Pepper Snapple Group, Inc., 3.430%, 6/15/2027, 144A	211,086
950,000	Kraft Heinz Food Co., 3-month LIBOR + 0.570%, 1.879%, 2/10/2021(a)	950,854
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020, 144A	844,474
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	142,666
1,070,000	Tyson Foods, Inc., 3-month LIBOR + 0.450%, 1.768%, 5/30/2019(a)	1,071,572

		3,230,049

	Government Owned – No Guarantee — 1.1%
445,000	Petroleos Mexicanos, 6.375%, 2/04/2021	487,502
155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	176,312
625,000	Sinopec Group, 3.250%, 9/13/2027, 144A	618,212
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	771,631

		2,053,657

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 1.2%
$41,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$41,134
750,000	Becton, Dickinson and Co., 2.133%, 6/06/2019	752,065
640,000	Cardinal Health, Inc., 1.948%, 6/14/2019	640,255
390,000	Express Scripts Holding Co., 3.500%, 6/15/2024	395,719
183,000	Life Technologies Corp., 6.000%, 3/01/2020	198,824
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	99,395

		2,127,392

	Hybrid ARMs — 0.1%
55,884	FHLMC, 1-year CMT + 2.248%, 3.111%, 1/01/2035(a)	58,979
155,491	FHLMC, 1-year CMT + 2.495%, 3.268%, 5/01/2036(a)	165,295

		224,274

	Independent Energy — 0.5%
240,000	Concho Resources, Inc., 3.750%, 10/01/2027	241,068
107,000	ConocoPhillips Co., 2.875%, 11/15/2021	109,008
179,000	Encana Corp., 6.500%, 5/15/2019	190,485
445,000	EQT Corp., 3.900%, 10/01/2027	445,078

		985,639

	Integrated Energy — 1.4%
620,000	BP Capital Markets PLC, 3.279%, 9/19/2027	619,398
845,000	Cenovus Energy, Inc., 4.250%, 4/15/2027, 144A	837,803
1,030,000	Chevron Corp., 1.991%, 3/03/2020	1,033,876

		2,491,077

	Life Insurance — 1.9%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	84,880
535,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	539,246
535,000	Athene Global Funding, 3.000%, 7/01/2022, 144A	532,841
655,000	Brighthouse Financial, Inc., 3.700%, 6/22/2027, 144A	643,129
830,000	Jackson National Life Global Funding, 2.200%, 1/30/2020, 144A	830,632
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	345,379
63,000	Unum Group, 5.625%, 9/15/2020	68,612
295,000	Voya Financial, Inc., 3.125%, 7/15/2024	291,137

		3,335,856

	Media Entertainment — 0.9%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	94,464
230,000	Discovery Communications LLC, 3.950%, 3/20/2028	228,352
715,000	Moody’s Corp., 3-month LIBOR + 0.350%, 1.666%, 9/04/2018(a)	716,261
112,000	S&P Global, Inc, 3.300%, 8/14/2020	114,892
480,000	Walt Disney Co. (The), MTN, 1.950%, 3/04/2020	481,600

		1,635,569

	Metals & Mining — 0.0%
40,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	43,015
31,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	32,893

		75,908

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — 0.6%
$155,000	Enbridge, Inc., 3.500%, 6/10/2024	$157,400
255,000	Energy Transfer LP, 2.500%, 6/15/2018	256,001
60,000	Energy Transfer LP, 4.900%, 2/01/2024	63,639
255,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	264,324
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	160,613
143,000	Williams Partners LP, 3.600%, 3/15/2022	147,747

		1,049,724

	Mortgage Related — 4.4%
4,429	FHLMC, 3.000%, 10/01/2026	4,555
462	FHLMC, 6.500%, 1/01/2024	512
82	FHLMC, 8.000%, 7/01/2025	91
167	FNMA, 6.000%, 9/01/2021	170
421,390	GNMA, 4.288%, 2/20/2063(c)	437,884
231,799	GNMA, 4.297%, 2/20/2063(c)	242,097
293,208	GNMA, 4.412%, with various maturities in 2066(b)(c)	320,122
103,536	GNMA, 4.426%, 9/20/2066(c)	112,877
68,453	GNMA, 4.448%, 11/20/2066(c)	74,677
188,183	GNMA, 4.466%, 10/20/2062(c)	195,558
185,432	GNMA, 4.467%, 5/20/2062(c)	191,347
117,522	GNMA, 4.477%, 11/20/2066(c)	128,545
67,617	GNMA, 4.479%, 8/20/2066(c)	73,749
434,326	GNMA, 4.498%, 4/20/2063(c)	452,691
247,579	GNMA, 4.504%, 5/20/2062(c)	255,320
226,201	GNMA, 4.518%, 4/20/2063(c)	235,976
113,837	GNMA, 4.522%, 10/20/2066(c)	124,712
1,115,841	GNMA, 4.534%, 4/20/2067(c)(d)	1,232,463
187,574	GNMA, 4.539%, 9/20/2066(c)	206,266
193,924	GNMA, 4.559%, 3/20/2062(c)	199,947
100,902	GNMA, 4.562%, 10/20/2066(c)	111,346
220,484	GNMA, 4.563%, 3/20/2063(c)	230,148
506,922	GNMA, 4.566%, 7/20/2067(c)(d)	557,642
174,141	GNMA, 4.580%, 6/20/2062(c)	179,611
254,434	GNMA, 4.581%, 2/20/2063(c)	264,736
842,190	GNMA, 4.594%, 1/20/2067(c)(d)	931,912
349,770	GNMA, 4.599%, 11/20/2064(c)	362,027
141,452	GNMA, 4.602%, 7/20/2062(c)	146,021
142,822	GNMA, 4.683%, 8/20/2061(c)	145,168
474,585	GNMA, 4.684%, 5/20/2064(c)	515,813
1,502	GNMA, 6.500%, 12/15/2023	1,657
191	GNMA, 8.500%, 9/15/2022	192
493	GNMA, 9.500%, 1/15/2019	499

		7,936,331

	Natural Gas — 0.5%
965,000	Sempra Energy, 1.625%, 10/07/2019	958,915

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 7.5%
$565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(d)	$581,140
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	515,359
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	365,292
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(d)	1,007,096
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(c)	276,350
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	535,747
84,913	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	85,969
232,393	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	235,307
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	215,184
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	492,496
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1-month LIBOR + 0.850%, 2.087%, 2/13/2032, 144A(a)	730,342
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	294,745
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	544,389
280,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	285,902
380,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	393,625
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	89,075
107,224	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)	107,462
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	336,971
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	352,623
216,993	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	222,691
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	359,557
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	125,709
43,022	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)	43,086
459,170	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1-month LIBOR + 1.700%, 2.927%, 7/15/2036, 144A(a)	460,174
259,993	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	259,774

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219%, 7/15/2046(c)	$258,035
263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	274,459
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	132,391
185,000	SCG Trust, Series 2013-SRP1, Class B, 1-month LIBOR + 2.500%, 3.977%, 11/15/2026, 144A(a)	182,195
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	500,322
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(d)	583,253
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	206,407
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(d)	1,329,615
174,460	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1-month LIBOR + 1.122%, 2.356%, 11/15/2029, 144A(a)	174,459
178,764	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	186,095
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	347,389
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047	365,094

		13,455,779

	Pharmaceuticals — 0.7%
22,000	Amgen, Inc., 2.200%, 5/22/2019	22,102
425,000	Novartis Capital Corp. (The), 1.800%, 2/14/2020	425,142
775,000	Shire Acquisitions Investments Ireland DAC, 1.900%, 9/23/2019	773,468

		1,220,712

	Property & Casualty Insurance — 0.3%
310,000	Kemper Corp., 4.350%, 2/15/2025	314,256
235,000	RenaissanceRe Finance, Inc., 3.450%, 7/01/2027	231,612

		545,868

	Railroads — 0.3%
206,000	CSX Corp., 3.700%, 10/30/2020	214,619
27,000	CSX Corp., 6.150%, 5/01/2037	34,557
215,000	Union Pacific Corp., 3.646%, 2/15/2024	226,830

		476,006

	REITs – Health Care — 0.4%
31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	31,522
290,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	297,250
465,000	Omega Healthcare Investors, Inc., 4.750%, 1/15/2028	466,849

		795,621

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Shopping Centers — 0.5%
$480,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	$477,616
435,000	Kimco Realty Corp., 3.800%, 4/01/2027	439,339

		916,955

	REITs – Single Tenant — 0.2%
315,000	Select Income REIT, 4.250%, 5/15/2024	315,984

	Restaurants — 0.6%
1,030,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,037,415

	Retailers — 0.6%
1,080,000	Costco Wholesale Corp., 2.750%, 5/18/2024	1,082,462

	Sovereigns — 0.6%
680,000	Kingdom of Saudi Arabia, 3.625%, 3/04/2028, 144A	678,273
465,000	Republic of South Africa, 4.850%, 9/27/2027	460,196

		1,138,469

	Technology — 3.4%
45,000	Apple, Inc., 2.250%, 2/23/2021	45,362
380,000	Apple, Inc., 3.000%, 2/09/2024	389,405
455,000	Arrow Electronics, Inc., 3.250%, 9/08/2024	449,882
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022, 144A	455,201
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	610,207
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	126,944
246,000	HP, Inc., 4.300%, 6/01/2021	260,659
665,000	IBM Credit LLC, 2.200%, 9/08/2022	659,516
89,000	Jabil, Inc., 5.625%, 12/15/2020	96,405
22,000	Jabil, Inc., 8.250%, 3/15/2018	22,538
885,000	NetApp, Inc., 2.000%, 9/27/2019	884,723
385,000	Pitney Bowes, Inc., 3.875%, 5/15/2022	378,804
425,000	Pitney Bowes, Inc., 4.700%, 4/01/2023	417,896
655,000	Seagate HDD Cayman, 4.875%, 3/01/2024, 144A	645,544
725,000	Xerox Corp., 3.625%, 3/15/2023	718,930

		6,162,016

	Tobacco — 0.0%
5,000	Philip Morris International, Inc., 5.650%, 5/16/2018	5,127

	Transportation Services — 0.2%
430,000	TTX Co., 2.600%, 6/15/2020, 144A	431,900

	Treasuries — 15.0%
7,200,000	U.S. Treasury Bond, 2.250%, 8/15/2027	7,151,063
13,435,000	U.S. Treasury Note, 1.625%, 8/31/2022	13,250,269
3,585,000	U.S. Treasury Note, 1.875%, 8/31/2022	3,575,757
2,990,000	U.S. Treasury Note, 2.250%, 1/31/2024	3,016,279

		26,993,368

	Wirelines — 1.2%
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	395,944
790,000	Orange S.A., 1.625%, 11/03/2019	784,597

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
Wirelines — continued
$870,000	Verizon Communications, Inc., 4.125%, 3/16/2027	$907,770

2,088,311

	Total Bonds and Notes (Identified Cost $178,001,785)	177,917,265

Short-Term Investments — 1.3%
2,392,787	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $2,392,855 on 10/02/2017 collateralized by $2,440,000 U.S. Treasury Note, 1.250% due 10/31/2019 valued at $2,442,108 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,392,787)	2,392,787

	Total Investments — 100.3% (Identified Cost $180,394,572)	180,310,052
	Other assets less liabilities — (0.3)%	(589,785)

	Net Assets — 100.0%	$179,720,267

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(c)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.
(d)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $50,025,767 or 27.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Intermediate Duration Bond Fund – (continued)

At September 30, 2017, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/29/2017	80	$9,503,275	$9,400,000	$(103,275)

Industry Summary at September 30, 2017

Banking	17.9%
Treasuries	15.0
ABS Car Loan	11.6
Non-Agency Commercial Mortgage-Backed Securities	7.5
Mortgage Related	4.4
Automotive	3.9
Technology	3.4
ABS Credit Card	3.3
Electric	2.5
Agency Commercial Mortgage-Backed Securities	2.1
ABS Other	2.0
Other Investments, less than 2% each	25.4
Short-Term Investments	1.3

Total Investments	100.3
Other assets less liabilities (including futures contracts)	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 92.5% of Net Assets
	ABS Car Loan — 2.0%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,563,739
317,749	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	317,809
1,825,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,833,698
2,875,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	2,867,847
2,310,000	Flagship Credit Auto Trust, Series 2016-4, Class A2, 1.960%, 2/16/2021, 144A	2,311,430
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,500,447
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	731,080
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,496,696

		14,622,746

	ABS Home Equity — 0.5%
2,186,080	Home Partners of America Trust, Series 2016-1, Class A, 1-month LIBOR + 1.650%, 2.884%, 3/17/2033, 144A(a)	2,209,319
1,427,835	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(g)	1,434,114

		3,643,433

	ABS Student Loan — 0.0%
275,594	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 2.187%, 1/25/2039, 144A(a)	278,313

	Agency Commercial Mortgage-Backed Securities — 16.9%
4,214,203	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.162%, 11/25/2022(a)	4,216,131
1,000,000	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	997,294
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,277,790
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,548,375
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,148,592
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,797,383
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027(g)	2,660,113
3,441,337	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,449,820
679,226	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	681,419
2,541,425	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,553,057

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$7,727,120	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$7,759,202
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,314,705
2,689,397	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,734,974
4,100,025	FHLMC Multifamily Structured Pass Through Certificates, Series KABM, Class A, 1-month LIBOR + 0.700%, 1.932%, 9/25/2022(a)	4,107,441
1,064,430	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 1.562%, 11/25/2021(a)	1,063,593
8,700,404	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 1.882%, 1/25/2023(a)	8,719,476
4,027,154	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	4,005,377
19,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1-month LIBOR + 0.700%, 1.932%, 11/25/2022(a)	19,378,640
6,975,663	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	6,972,689
182,926	Government National Mortgage Association, Series 2003-72, Class Z, 5.265%, 11/16/2045(g)	194,044
159,379	Government National Mortgage Association, Series 2003-88, Class Z, 4.771%, 3/16/2046(g)	167,064

		125,747,179

	Collateralized Mortgage Obligations — 16.1%
76,091	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury - 0.200%, 1.810%, 5/15/2023(a)(b)(c)	73,634
50,312	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury - 0.650%, 1.540%, 8/15/2023(a)(b)(c)	49,678
193,448	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	208,308
467,004	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	475,669
864,326	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	876,418
1,507,662	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,678,855
2,245,294	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	2,448,581
1,824,700	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	1,954,298
1,667,766	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.024%, 6/15/2048(d)(g)	1,590,875
1,887,475	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.217%, 12/15/2036(d)(g)	1,988,184
775,121	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 3.334%, 6/15/2043(a)	756,323

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,551,718	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	$1,732,413
48,263	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury - 0.050%, 1.950%, 9/25/2022(a)(b)(c)	47,752
49,419	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury - 0.500%, 1.690%, 4/25/2024(a)(b)(c)	48,913
10,928	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.857%, 8/25/2042(b)(c)(g)	11,666
802,598	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	852,699
808,709	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 1.297%, 7/25/2037(a)	793,656
1,764,772	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.441%, 8/25/2038(g)	1,841,005
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 2.237%, 7/25/2043(a)	5,262,798
32,780	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury - 0.650%, 1.530%, 4/25/2023(a)(b)(c)	32,443
10,094	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.626%, 3/25/2044(b)(c)(g)	10,468
743,809	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 2.030%, 10/25/2044(a)	755,873
1,267,347	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 1.561%, 10/20/2060(a)	1,258,815
1,149,273	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 1.581%, 10/20/2060(a)	1,141,817
986,041	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 1.681%, 2/20/2061(a)	984,747
1,614,628	Government National Mortgage Association, Series 2012-124, Class HT, 7.269%, 7/20/2032(g)	1,809,322
1,215,475	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 1.681%, 5/20/2062(a)	1,216,766
1,139,014	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 1.751%, 8/20/2062(a)	1,138,620
4,380,387	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 1.731%, 10/20/2062(a)	4,385,288
3,673,455	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 1.731%, 12/20/2062(a)	3,678,932
4,423,893	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 1.581%, 3/20/2063(a)	4,404,586
3,207,897	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 1.631%, 3/20/2063(a)	3,199,522
10,999,057	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 1.880%, 4/20/2063(a)	11,087,838
6,376,841	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	6,366,694
4,273,066	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 1.731%, 7/20/2064(a)	4,265,601

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$3,165,989	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 1.531%, 4/20/2061(a)	$3,165,654
9,219,131	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	9,199,138
9,394,734	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	9,203,736
1,721,337	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 1.481%, 4/20/2065(a)	1,720,462
4,902,224	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 1.531%, 7/20/2065(a)	4,901,412
1,493,377	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 1.931%, 10/20/2065(a)	1,498,095
888,741	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 1.911%, 8/20/2061(a)	891,473
6,326,714	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 2.151%, 2/20/2066(a)	6,403,502
4,551,299	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 1.831%, 4/20/2066(a)	4,561,398
7,676,104	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 1.631%, 9/20/2063(a)	7,685,834
263,799	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 1.582%, 12/07/2020(a)	263,956
637,567	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 1.681%, 10/07/2020(a)	639,459
1,149,046	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 1.791%, 12/08/2020(a)	1,151,403
77,655	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 1.791%, 12/08/2020(a)	78,128

		119,792,707

	Hybrid ARMs — 12.4%
1,371,695	FHLMC, 1-year CMT + 2.285%, 2.881%, 2/01/2036(a)	1,451,190
698,129	FHLMC, 1-year CMT + 2.165%, 2.924%, 4/01/2036(a)	721,875
257,529	FHLMC, 1-year CMT + 2.221%, 2.955%, 9/01/2038(a)	270,984
2,705,529	FHLMC, 1-year CMT + 2.264%, 2.983%, 2/01/2036(a)	2,854,575
4,384,778	FHLMC, 1-year CMT + 2.252%, 3.054%, 3/01/2037(a)	4,621,115
878,901	FHLMC, 1-year CMT + 2.196%, 3.056%, 9/01/2038(a)	927,154
1,079,995	FHLMC, 1-year CMT + 2.245%, 3.089%, 3/01/2036(a)	1,140,599
432,881	FHLMC, 1-year CMT + 2.250%, 3.105%, 2/01/2035(a)	456,435
649,203	FHLMC, 6-month LIBOR + 1.731%, 3.106%, 6/01/2037(a)	668,829
101,963	FHLMC, 12-month LIBOR + 1.724%, 3.158%, 12/01/2037(a)	105,720
1,064,973	FHLMC, 1-year CMT + 2.249%, 3.218%, 9/01/2038(a)	1,122,313
1,801,538	FHLMC, 1-year CMT + 2.220%, 3.319%, 7/01/2033(a)	1,899,821
501,257	FHLMC, 12-month LIBOR + 1.640%, 3.386%, 11/01/2038(a)	523,048
1,843,306	FHLMC, 12-month LIBOR + 1.766%, 3.448%, 9/01/2035(a)	1,942,271
467,091	FHLMC, 12-month LIBOR + 1.900%, 3.534%, 12/01/2034(a)	493,883
518,531	FHLMC, 12-month LIBOR + 1.909%, 3.543%, 4/01/2037(a)	548,077
653,723	FHLMC, 12-month LIBOR + 1.856%, 3.564%, 11/01/2038(a)	690,175

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,672,402	FHLMC, 12-month LIBOR + 1.821%, 3.570%, 4/01/2037(a)	$1,753,922
801,117	FHLMC, 12-month LIBOR + 1.879%, 3.628%, 3/01/2038(a)	841,146
2,999,451	FHLMC, 12-month LIBOR + 1.897%, 3.646%, 9/01/2041(a)	3,138,918
521,266	FHLMC, 12-month LIBOR + 2.180%, 3.888%, 3/01/2037(a)	556,261
1,060,986	FNMA, 1-year CMT + 2.185%, 2.853%, 1/01/2036(a)	1,117,656
1,373,622	FNMA, 6-month LIBOR + 1.543%, 2.933%, 7/01/2035(a)	1,420,088
3,688,861	FNMA, 1-year CMT + 2.220%, 2.950%, 4/01/2034(a)	3,891,983
153,569	FNMA, 6-month LIBOR + 1.504%, 2.952%, 2/01/2037(a)	158,478
474,986	FNMA, 1-year CMT + 2.185%, 2.972%, 12/01/2034(a)	496,089
323,845	FNMA, 1-year CMT + 2.214%, 3.011%, 4/01/2033(a)	339,498
583,879	FNMA, 1-year CMT + 2.127%, 3.012%, 9/01/2034(a)	614,650
1,154,507	FNMA, 1-year CMT + 2.287%, 3.039%, 10/01/2033(a)	1,212,250
1,167,318	FNMA, 1-year CMT + 2.231%, 3.090%, 4/01/2034(a)	1,232,353
2,237,520	FNMA, 1-year CMT + 2.174%, 3.114%, 11/01/2033(a)	2,358,642
808,831	FNMA, 1-year CMT + 2.509%, 3.114%, 5/01/2035(a)	861,879
5,037,535	FNMA, 1-year CMT + 2.194%, 3.125%, 10/01/2034(a)	5,310,260
3,458,665	FNMA, 1-year CMT + 2.180%, 3.128%, 12/01/2040(a)	3,642,517
524,494	FNMA, 12-month LIBOR + 1.660%, 3.154%, 10/01/2033(a)	551,966
410,248	FNMA, 12-month LIBOR + 1.746%, 3.178%, 11/01/2035(a)	432,090
1,236,991	FNMA, 1-year CMT + 2.200%, 3.191%, 6/01/2036(a)	1,304,694
640,385	FNMA, 1-year CMT + 2.145%, 3.246%, 9/01/2036(a)	673,747
2,641,620	FNMA, 12-month LIBOR + 1.585%, 3.258%, 7/01/2035(a)	2,773,171
2,710,311	FNMA, 12-month LIBOR + 1.560%, 3.259%, 4/01/2037(a)	2,840,146
421,196	FNMA, 1-year CMT + 2.500%, 3.265%, 8/01/2036(a)	449,620
2,901,635	FNMA, 1-year CMT + 2.274%, 3.273%, 6/01/2037(a)	3,063,547
3,629,971	FNMA, 12-month LIBOR + 1.800%, 3.286%, 10/01/2041(a)	3,789,010
1,147,199	FNMA, 1-year CMT + 2.287%, 3.287%, 6/01/2033(a)	1,213,942
3,909,514	FNMA, 12-month LIBOR + 1.540%, 3.298%, 9/01/2037(a)	4,079,460
1,334,537	FNMA, 1-year CMT + 2.223%, 3.348%, 8/01/2035(a)	1,405,656
2,980,055	FNMA, 12-month LIBOR + 1.614%, 3.364%, 7/01/2038(a)	3,108,431
295,088	FNMA, 12-month LIBOR + 1.620%, 3.371%, 8/01/2035(a)	308,741
580,466	FNMA, 12-month LIBOR + 1.677%, 3.373%, 11/01/2036(a)	610,703
1,172,986	FNMA, 12-month LIBOR + 1.659%, 3.374%, 4/01/2037(a)	1,224,749
792,524	FNMA, 12-month LIBOR + 1.632%, 3.405%, 8/01/2034(a)	832,995
391,807	FNMA, 12-month LIBOR + 1.657%, 3.407%, 8/01/2038(a)	407,641
1,315,017	FNMA, 12-month LIBOR + 1.800%, 3.425%, 12/01/2041(a)	1,377,659
146,722	FNMA, 12-month LIBOR + 1.841%, 3.432%, 1/01/2037(a)	154,641
2,644,711	FNMA, 6-month LIBOR + 2.092%, 3.461%, 7/01/2037(a)	2,794,530
2,059,762	FNMA, 12-month LIBOR + 1.736%, 3.484%, 9/01/2037(a)	2,162,083
849,578	FNMA, 12-month LIBOR + 1.829%, 3.505%, 2/01/2037(a)	900,809
213,937	FNMA, 1-year CMT + 2.439%, 3.536%, 8/01/2033(a)	225,317
2,306,458	FNMA, 12-month LIBOR + 1.784%, 3.546%, 3/01/2037(a)	2,418,022
1,359,840	FNMA, 12-month LIBOR + 1.820%, 3.546%, 2/01/2047(a)	1,446,158
282,832	FNMA, 12-month LIBOR + 1.800%, 3.550%, 3/01/2034(a)	298,824
515,799	FNMA, 12-month LIBOR + 1.802%, 3.552%, 7/01/2041(a)	540,520
911,513	FNMA, 12-month LIBOR + 2.473%, 4.338%, 6/01/2035(a)	979,515

		91,753,041

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — 16.7%
$90,430	FHLMC, 3.000%, 10/01/2026	$93,007
644,634	FHLMC, 4.000%, with various maturities from 2024 to 2042(e)	679,401
409,121	FHLMC, 4.500%, with various maturities from 2025 to 2034(e)	433,225
181,179	FHLMC, 5.500%, 10/01/2023	191,935
195,218	FHLMC, COFI + 1.250%, 5.769%, 6/01/2020(a)	199,725
347,558	FHLMC, COFI + 1.250%, 5.903%, 8/01/2020(a)	357,874
147,642	FHLMC, COFI + 1.250%, 5.923%, 10/01/2020(a)	151,742
242,460	FHLMC, COFI + 1.250%, 5.953%, 11/01/2020(a)	250,171
11,663	FHLMC, 6.000%, 11/01/2019	11,945
309,295	FHLMC, 6.500%, 12/01/2034	348,965
356	FHLMC, 7.500%, 6/01/2026	395
8,460	FHLMC, 11.500%, 4/01/2020	8,565
168,888	FNMA, 3.000%, 3/01/2042	170,306
1,802,271	FNMA, 5.000%, with various maturities from 2037 to 2038(e)	1,985,949
985,666	FNMA, 5.500%, with various maturities from 2018 to 2033(e)	1,076,744
1,166,532	FNMA, 6.000%, with various maturities from 2017 to 2022(e)	1,236,447
208,159	FNMA, 6.500%, with various maturities from 2032 to 2037(e)	231,430
7,056	FNMA, 7.000%, 12/01/2022	7,068
78,597	FNMA, 7.500%, with various maturities from 2030 to 2032(e)	86,126
3,888,902	GNMA, 1-month LIBOR + 1.719%, 2.965%, 2/20/2061(a)	4,055,947
2,915,674	GNMA, 1-month LIBOR + 1.890%, 3.122%, 2/20/2063(a)	3,054,076
3,956,361	GNMA, 1-month LIBOR + 2.165%, 3.385%, 3/20/2063(a)	4,161,564
958,706	GNMA, 1-month LIBOR + 2.269%, 3.486%, 5/20/2065(a)	1,026,964
1,111,008	GNMA, 1-month LIBOR + 2.274%, 3.489%, 6/20/2065(a)	1,193,862
2,188,834	GNMA, 1-month LIBOR + 2.364%, 3.597%, 2/20/2063(a)	2,309,714
1,880,983	GNMA, 4.430%, 3/20/2063(g)	1,959,614
1,663,588	GNMA, 4.441%, 2/20/2063(g)	1,731,073
3,272,430	GNMA, 4.445%, 6/20/2063(g)	3,431,676
3,701,347	GNMA, 4.477%, 2/20/2062(g)	3,806,172
4,306,144	GNMA, 4.492%, 10/20/2065(g)	4,688,944
3,554,976	GNMA, 4.519%, 12/20/2061(g)	3,647,130
13,207,030	GNMA, 4.520%, 12/20/2061(g)	13,515,165
6,436,674	GNMA, 4.540%, 12/20/2062(g)	6,685,089
1,625,733	GNMA, 4.559%, 3/20/2062(g)	1,676,225
3,479,634	GNMA, 4.580%, 6/20/2062(g)	3,588,915
10,450,883	GNMA, 4.585%, 11/20/2062(g)	10,835,675
1,330,677	GNMA, 4.586%, 4/20/2063(g)	1,388,309
612,901	GNMA, 4.588%, 7/20/2063(g)	656,744
854,450	GNMA, 4.592%, 8/20/2061(g)	873,377
2,093,971	GNMA, 4.604%, 2/20/2066(g)	2,270,849
1,873,960	GNMA, 4.632%, 3/20/2064(g)	2,012,573
1,371,026	GNMA, 4.635%, 3/20/2062(g)	1,409,277
417,480	GNMA, 4.654%, 1/20/2064(g)	449,958
5,587,103	GNMA, 4.671%, 2/20/2062(g)	5,740,066
7,122,486	GNMA, 4.683%, with various maturities from 2061 to 2063(e)(g)	7,366,104
1,562,550	GNMA, 4.684%, 5/20/2064(g)	1,698,292
2,524,957	GNMA, 4.685%, 2/20/2062(g)	2,589,577

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$865,138	GNMA, 4.699%, 6/20/2061(g)	$877,781
5,050,086	GNMA, 4.700%, with various maturities in 2061(e)(g)	5,138,809
957,647	GNMA, 4.716%, 3/20/2061(g)	971,494
973,625	GNMA, 4.737%, 8/20/2062(g)	1,001,375
375,511	GNMA, 5.018%, 4/20/2061(g)	388,552
16,783	GNMA, 6.000%, 12/15/2031	19,247
65,764	GNMA, 6.500%, 5/15/2031	75,355
68,685	GNMA, 7.000%, 10/15/2028	76,080
3,872,523	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 1.701%, 2/20/2065(a)	3,861,734
5,895,032	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 1.461%, 5/20/2065(a)	5,844,949

		123,599,327

	Non-Agency Commercial Mortgage-Backed Securities — 4.5%
3,445,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2016-ASHF, Class A, 1-month LIBOR + 1.900%, 3.127%, 12/15/2033, 144A(a)	3,463,120
478,172	Barclays Commercial Mortgage Securities, Series 2015-RRI, Class A, 1-month LIBOR + 1.250%, 2.477%, 5/15/2032, 144A(a)	478,473
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,311,828
2,520,717	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class A, 1-month LIBOR + 1.370%, 2.604%, 10/15/2031, 144A(a)	2,529,094
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,576,902
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,444,863
1,399,000	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,489,869
1,177,707	GP Portfolio Trust, Series 2014-GPP, Class A, 1-month LIBOR + 1.200%, 2.427%, 2/15/2027, 144A(a)	1,180,319
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,633,376
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1-month LIBOR + 0.900%, 2.134%, 10/15/2029, 144A(a)	5,536,727
202,755	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1-month LIBOR + 0.980%, 2.207%, 7/15/2031, 144A(a)	203,059
3,633,627	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1-month LIBOR + 1.700%, 2.927%, 7/15/2036, 144A(a)	3,641,569
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,069,135
3,700,000	Starwood Retail Property Trust, Inc., 1-month LIBOR + 1.220%, 2.454%, 11/15/2027, 144A(a)	3,692,613

		33,250,947

	Sovereigns — 0.3%
1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	1,966,104

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 23.1%
$7,100,000	U.S. Treasury Note, 0.875%, 7/31/2019	$7,025,949
20,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	19,923,366
25,890,000	U.S. Treasury Note, 1.125%, 8/31/2021	25,234,659
4,145,000	U.S. Treasury Note, 1.375%, 1/31/2021	4,101,121
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,398,202
9,730,000	U.S. Treasury Note, 1.750%, 9/30/2022	9,640,302
7,895,000	U.S. Treasury Note, 1.875%, 4/30/2022	7,887,907
1,395,000	U.S. Treasury Note, 1.875%, 7/31/2022	1,391,949
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	17,120,679
16,230,000	U.S. Treasury Note, 2.125%, 9/30/2024	16,186,889
14,520,000	U.S. Treasury Note, 2.000%, 11/15/2026	14,149,627
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	14,113,865
26,120,000	U.S. Treasury Note, 2.250%, 1/31/2024	26,349,570

		171,524,085

	Total Bonds and Notes (Identified Cost $694,606,720)	686,177,882

Short-Term Investments — 13.0%
7,310,000	Federal Home Loan Bank Discount Notes, 0.850%-0.990%, 10/02/2017(f)	7,310,000
7,435,000	Federal Home Loan Bank Discount Notes, 0.950%, 10/05/2017(f)	7,434,383
6,755,000	Federal Home Loan Bank Discount Notes, 0.950%, 10/06/2017(f)	6,754,257
16,250,000	Federal Home Loan Bank Discount Notes, 0.985%, 10/31/2017(f)	16,237,032
9,805,000	Federal Home Loan Bank Discount Notes, 1.070%, 11/02/2017(f)	9,796,558
33,360,000	Federal National Mortgage Association Discount Notes, 0.900%-0.950%, 10/02/2017(f)	33,360,000
4,131,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/2017 at 0.340% to be repurchased at $4,132,092 on 10/02/2017 collateralized by $4,005,000 U.S. Treasury Inflation Note, 0.125% due 4/15/2020 valued at $4,214,930 including accrued interest (Note 2 of Notes to Financial Statements)	4,131,975
1,390,000	U.S. Treasury Bills, 1.025%, 12/07/2017(f)	1,387,490
9,795,000	U.S. Treasury Bills, 1.036%, 02/01/2018(f)	9,759,648

	Total Short-Term Investments (Identified Cost $96,169,819)	96,171,343

	Total Investments — 105.5% (Identified Cost $790,776,539)	782,349,225
	Other assets less liabilities — (5.5)%	(40,581,627)

	Net Assets — 100.0%	$741,767,598

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2017 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Fair valued by the Fund’s adviser. At September 30, 2017, the value of these securities amounted to $274,554 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2017

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(d)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	Variable rate security. The interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of September 30, 2017 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the value of Rule 144A holdings amounted to $44,704,539 or 6.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasuries
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Index
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2017

Treasuries	23.1%
Agency Commercial Mortgage-Backed Securities	16.9
Mortgage Related	16.7
Collateralized Mortgage Obligations	16.1
Hybrid ARMs	12.4
Non-Agency Commercial Mortgage-Backed Securities	4.5
ABS Car Loan	2.0
Other Investments, less than 2% each	0.8
Short-Term Investments	13.0

Total Investments	105.5
Other assets less liabilities	(5.5)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  62

Statements of Assets and Liabilities

September 30, 2017

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$175,670,510	$180,394,572	$790,776,539
Net unrealized appreciation (depreciation)	941,505	(84,520)	(8,427,314)

Investments at value	176,612,015	180,310,052	782,349,225
Cash	62,338	4,057,303	—
Due from brokers (Note 2)	—	60,000	—
Foreign currency at value (identified cost $40,801, $0 and $0, respectively)	41,276	—	—
Receivable for Fund shares sold	813,835	365,354	1,027,897
Receivable for securities sold	228,039	5,471,875	42,397,492
Dividends and interest receivable	2,385,968	652,050	2,583,787
Tax reclaims receivable	1,280	305	—
Prepaid expenses (Note 8)	232	247	731

TOTAL ASSETS	180,144,983	190,917,186	828,359,132

LIABILITIES
Payable for securities purchased	573,104	10,959,923	84,188,709
Payable for Fund shares redeemed	65,462	27,312	1,456,159
Payable for variation margin on futures contracts (Note 2)	—	13,125	—
Distributions payable	—	—	229,846
Management fees payable (Note 6)	67,126	11,066	209,625
Deferred Trustees’ fees (Note 6)	149,738	102,583	297,934
Administrative fees payable (Note 6)	6,532	6,698	27,431
Payable to distributor (Note 6d)	2,420	1,262	4,522
Other accounts payable and accrued expenses	72,688	74,950	177,308

TOTAL LIABILITIES	937,070	11,196,919	86,591,534

NET ASSETS	$179,207,913	$179,720,267	$741,767,598

NET ASSETS CONSIST OF:
Paid-in capital	$179,763,967	$181,077,241	$771,874,059
Undistributed (Distributions in excess of) net investment income	(357,359)	(24,507)	367,737
Accumulated net realized loss on investments, forward foreign currency contracts and foreign currency transactions	(1,139,590)	(1,144,672)	(22,046,884)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	940,895	(187,795)	(8,427,314)

NET ASSETS	$179,207,913	$179,720,267	$741,767,598

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2017

	High Income Fund		Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$34,039,331		$21,827,511	$336,226,724

Shares of beneficial interest	7,783,979		2,120,486	29,694,359

Net asset value and redemption price per share	$4.37		$10.29	$11.32

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.56		$10.75	$11.58

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,227,332		$3,225,055	$43,319,090

Shares of beneficial interest	2,560,461		313,176	3,822,512

Net asset value and offering price per share	$4.38		$10.30	$11.33

Class N shares:
Net assets	$1,092		$—	$1,899,604

Shares of beneficial interest	250		—	167,284

Net asset value, offering and redemption price per share	$4.36	(a)	$—	$11.36

Class Y shares:
Net assets	$133,940,158		$154,667,701	$360,322,180

Shares of beneficial interest	30,708,845		15,030,498	31,720,255

Net asset value, offering and redemption price per share	$4.36		$10.29	$11.36

(a)	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2017

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$10,124,492	$4,137,730	$11,940,183
Dividends	519,832	—	—
Less net foreign taxes withheld	(7,820)	(139)	—

	10,636,504	4,137,591	11,940,183

Expenses
Management fees (Note 6)	1,042,422	443,227	2,966,461
Service and distribution fees (Note 6)	204,814	82,291	1,520,083
Administrative fees (Note 6)	77,527	79,109	362,331
Trustees’ fees and expenses (Note 6)	36,722	31,504	68,823
Transfer agent fees and expenses (Notes 6 and 7)	214,608	81,778	731,628
Audit and tax services fees	54,578	62,586	56,782
Custodian fees and expenses	24,746	22,464	45,088
Legal fees	3,832	3,893	18,715
Registration fees	64,371	72,653	111,097
Shareholder reporting expenses	34,566	26,480	83,156
Miscellaneous expenses (Note 8)	16,483	14,278	39,212

Total expenses	1,774,669	920,263	6,003,376
Less waiver and/or expense reimbursement (Note 6)	(115,021)	(128,732)	(17,792)

Net expenses	1,659,648	791,531	5,985,584

Net investment income	8,976,856	3,346,060	5,954,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	825,959	(364,816)	(1,193,894)
Forward foreign currency contracts (Note 2d)	3,351	—	—
Foreign currency transactions (Note 2c)	9,540	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	3,998,872	(1,410,095)	(5,444,007)
Forward foreign currency contracts (Note 2d)	(233)	—	—
Futures contracts	—	(103,275)	—
Foreign currency translations (Note 2c)	1,068	—	—

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, futures contracts and foreign currency transactions	4,838,557	(1,878,186)	(6,637,901)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,815,413	$1,467,874	$(683,302)

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Duration Bond Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$8,976,856	$8,583,675	$3,346,060	$2,750,862
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	838,850	(5,345,683)	(364,816)	1,570,969
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	3,999,707	13,406,022	(1,513,370)	1,160,767

Net increase in net assets resulting from operations	13,815,413	16,644,014	1,467,874	5,482,598

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,577,362)	(1,391,187)	(390,277)	(390,657)
Class B(a)	—	(14)	—	—
Class C	(453,429)	(384,341)	(36,839)	(1)
Class N	(41)	—	—	—
Class Y	(6,175,066)	(4,855,484)	(3,322,106)	(2,556,145)
Net realized capital gains
Class A	—	(81,866)	(146,821)	(64,649)
Class B(a)	—	(3)	—	—
Class C	—	(29,530)	(22,477)	—
Class Y	—	(273,287)	(1,093,586)	(284,383)

Total distributions	(8,205,898)	(7,015,712)	(5,012,106)	(3,295,835)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(2,678,063)	(670,213)	21,450,975	52,609,062

Net increase in net assets	2,931,452	8,958,089	17,906,743	54,795,825
NET ASSETS
Beginning of the year	176,276,461	167,318,372	161,813,524	107,017,699

End of the year	$179,207,913	$176,276,461	$179,720,267	$161,813,524

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(357,359)	$(462,119)	$(24,507)	$(46,973)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS:
Net investment income	$5,954,599	$9,196,702
Net realized gain (loss) on investments	(1,193,894)	2,246,153
Net change in unrealized appreciation (depreciation) on investments	(5,444,007)	(2,140,764)

Net increase (decrease) in net assets resulting from operations	(683,302)	9,302,091

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,178,474)	(5,792,542)
Class B(a)	—	(5,359)
Class C	(492,969)	(543,862)
Class N	(19,353)	—
Class Y	(6,976,388)	(7,311,896)

Total distributions	(13,667,184)	(13,653,659)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(171,478,152)	88,093,679

Net increase (decrease) in net assets	(185,828,638)	83,742,111
NET ASSETS
Beginning of the year	927,596,236	843,854,125

End of the year	$741,767,598	$927,596,236

UNDISTRIBUTED NET INVESTMENT INCOME	$367,737	$206,971

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.23		$3.99		$4.49		$4.59	$4.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.20		0.19		0.21	0.24
Net realized and unrealized gain (loss)	0.12		0.21		(0.39)		0.17	0.03

Total from Investment Operations	0.34		0.41		(0.20)		0.38	0.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.16)		(0.19)		(0.22)	(0.27)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.20)		(0.17)		(0.30)		(0.48)	(0.28)

Net asset value, end of the period	$4.37		$4.23		$3.99		$4.49	$4.59

Total return(b)	8.17	%(c)	10.66	%(c)	(4.78	)%(c)	8.42%	6.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,039		$34,820		$37,870		$42,630	$45,791
Net expenses	1.09	%(d)(e)	1.10	%(d)	1.11	%(d)(f)	1.14%	1.15	%(g)
Gross expenses	1.15%		1.14%		1.13%		1.14%	1.15	%(g)
Net investment income	5.03%		5.16%		4.41%		4.57%	5.11%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(g)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.24		$4.00		$4.50		$4.61	$4.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.18		0.16		0.18	0.21
Net realized and unrealized gain (loss)	0.12		0.20		(0.39)		0.16	0.04

Total from Investment Operations	0.30		0.38		(0.23)		0.34	0.25

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.13)		(0.16)		(0.19)	(0.24)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.16)		(0.14)		(0.27)		(0.45)	(0.25)

Net asset value, end of the period	$4.38		$4.24		$4.00		$4.50	$4.61

Total return(b)	7.33	%(c)	9.81	%(c)	(5.48	)%(c)	7.60%	5.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,227		$12,288		$12,609		$14,555	$15,233
Net expenses	1.84	%(d)(e)	1.85	%(d)	1.86	%(d)(f)	1.89%	1.90	%(g)
Gross expenses	1.90%		1.89%		1.88%		1.89%	1.90	%(g)
Net investment income	4.29%		4.43%		3.68%		3.84%	4.36%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

High Income Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19
Net realized and unrealized gain (loss)	0.18

Total from Investment Operations	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)

Net asset value, end of the period	$4.36

Total return(b)(c)	8.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)(f)	0.75%
Gross expenses(e)	31.73%
Net investment income(e)	5.19%
Portfolio turnover rate(g)	46%

*	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$4.22		$3.98		$4.48		$4.59	$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.21		0.20		0.22	0.25
Net realized and unrealized gain (loss)	0.12		0.21		(0.39)		0.16	0.04

Total from Investment Operations	0.35		0.42		(0.19)		0.38	0.29

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.17)		(0.20)		(0.23)	(0.28)
Net realized capital gains	—		(0.01)		(0.11)		(0.26)	(0.01)

Total Distributions	(0.21)		(0.18)		(0.31)		(0.49)	(0.29)

Net asset value, end of the period	$4.36		$4.22		$3.98		$4.48	$4.59

Total return	8.47	%(b)	10.98	%(b)	(4.54	)%(b)	8.72%	6.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$133,940		$129,169		$116,837		$125,185	$108,170
Net expenses	0.84	%(c)(d)	0.85	%(c)	0.86	%(c)(e)	0.89%	0.90	%(f)
Gross expenses	0.90%		0.89%		0.88%		0.89%	0.90	%(f)
Net investment income	5.28%		5.43%		4.67%		4.83%	5.37%
Portfolio turnover rate	46%		38%		69%		59%	47%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(e)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.52	$10.39	$10.39	$10.34	$10.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.20	0.20	0.22	0.18
Net realized and unrealized gain (loss)	(0.12)	0.17	0.03	0.11	(0.23)

Total from Investment Operations	0.05	0.37	0.23	0.33	(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.21)	(0.22)	(0.25)	(0.24)
Net realized capital gains	(0.08)	(0.03)	(0.01)	(0.03)	(0.17)

Total Distributions	(0.28)	(0.24)	(0.23)	(0.28)	(0.41)

Net asset value, end of the period	$10.29	$10.52	$10.39	$10.39	$10.34

Total return(b)(c)	0.44%	3.64%	2.17%	3.24%	(0.46)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,828	$19,327	$18,425	$5,931	$5,601
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.72%	0.71%	0.85%	0.79%
Net investment income	1.69%	1.89%	1.93%	2.07%	1.71%
Portfolio turnover rate	216%	151%	151%	134%	124%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.01
Net realized and unrealized gain (loss)	(0.13)	0.00	(b)

Total from Investment Operations	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.01)
Net realized capital gains	(0.08)	—

Total Distributions	(0.20)	(0.01)

Net asset value, end of the period	$10.30	$10.53

Total return(c)(d)	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,225	$3,088
Net expenses(f)	1.40%	1.40	%(g)
Gross expenses	1.48%	1.56	%(g)
Net investment income	0.95%	0.86	%(g)
Portfolio turnover rate	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of the period	$10.52	$10.39	$10.39	$10.33	$10.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.22	0.22	0.24	0.21
Net realized and unrealized gain (loss)	(0.13)	0.18	0.04	0.12	(0.24)

Total from Investment Operations	0.07	0.40	0.26	0.36	(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.24)	(0.25)	(0.27)	(0.27)
Net realized capital gains	(0.08)	(0.03)	(0.01)	(0.03)	(0.17)

Total Distributions	(0.30)	(0.27)	(0.26)	(0.30)	(0.44)

Net asset value, end of the period	$10.29	$10.52	$10.39	$10.39	$10.33

Total return(b)	0.69%	3.90%	2.42%	3.60%	(0.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$154,668	$139,398	$88,592	$66,759	$66,424
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.47%	0.47%	0.57%	0.48%
Net investment income	1.93%	2.11%	2.15%	2.31%	1.97%
Portfolio turnover rate	216%	151%	151%	134%	124%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.51	$11.57		$11.61	$11.68		$12.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.11		0.14	0.16		0.13
Net realized and unrealized gain (loss)	(0.09)	0.00	(b)	0.01 (c)	0.01		(0.23)

Total from Investment Operations	(0.01)	0.11		0.15	0.17		(0.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.17)		(0.19)	(0.24)		(0.26)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.18)	(0.17)		(0.19)	(0.24)		(0.26)

Net asset value, end of the period	$11.32	$11.51		$11.57	$11.61		$11.68

Total return(d)	(0.04)%	0.93%		1.26%	1.44%		(0.81)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$336,227	$442,671		$346,317	$314,360		$355,212
Net expenses	0.80%	0.77%		0.77%	0.80	%(e)	0.87	%(f)
Gross expenses	0.80%	0.77%		0.77%	0.80	%(e)	0.87	%(f)
Net investment income	0.67%	0.96%		1.21%	1.35%		1.11%
Portfolio turnover rate	126%	109	%(g)	48%	24%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund— Class C
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.52	$11.58		$11.62	$11.69		$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.02		0.05	0.07		0.04
Net realized and unrealized gain (loss)	(0.08)	0.00	(b)	0.01 (c)	0.01		(0.23)

Total from Investment Operations	(0.09)	0.02		0.06	0.08		(0.19)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.08)		(0.10)	(0.15)		(0.17)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.10)	(0.08)		(0.10)	(0.15)		(0.17)

Net asset value, end of the period	$11.33	$11.52		$11.58	$11.62		$11.69

Total return(d)	(0.79)%	0.18%		0.51%	0.69%		(1.55)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,319	$73,027		$63,167	$56,936		$71,963
Net expenses	1.55%	1.52%		1.53%	1.55	%(e)	1.62	%(f)
Gross expenses	1.55%	1.52%		1.53%	1.55	%(e)	1.62	%(f)
Net investment income (loss)	(0.09)%	0.21%		0.47%	0.61%		0.36%
Portfolio turnover rate	126%	109	%(g)	48%	24%		39%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(g)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

Limited Term Government and Agency Fund—Class N
Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05
Net realized and unrealized gain (loss)(b)	0.08

Total from Investment Operations	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)

Net asset value, end of the period	$11.36

Total return(c)(d)	1.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,900
Net expenses(e)(f)	0.47%
Gross expenses(f)	0.50%
Net investment income(f)	0.64%
Portfolio turnover rate(g)	126%

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of the period	$11.55	$11.61		$11.65	$11.72		$12.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.14		0.17	0.18		0.16
Net realized and unrealized gain (loss)	(0.09)	0.00	(b)	0.01 (c)	0.02		(0.23)

Total from Investment Operations	0.02	0.14		0.18	0.20		(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.20)		(0.22)	(0.27)		(0.29)
Net realized capital gains	—	—		—	—		(0.00	)(b)
Paid-in capital	—	—		—	—		(0.00	)(b)

Total Distributions	(0.21)	(0.20)		(0.22)	(0.27)		(0.29)

Net asset value, end of the period	$11.36	$11.55		$11.61	$11.65		$11.72

Total return	0.22%	1.19%		1.51%	1.70%		(0.56)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$360,322	$411,898		$431,727	$330,224		$252,127
Net expenses	0.55%	0.52%		0.52%	0.55	%(d)	0.62	%(e)
Gross expenses	0.55%	0.52%		0.52%	0.55	%(d)	0.62	%(e)
Net investment income	0.92%	1.20%		1.45%	1.58%		1.35%
Portfolio turnover rate	126%	109	%(f)	48%	24%		39%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

September 30, 2017

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, High Income Fund and Limited Term Government and Agency Fund began offering Class N shares effective November 30, 2016 and February 1, 2017, respectively. Class T shares of the Funds are not currently available for purchase. As of the close of business on January 11, 2016, Class B shares of High Income Fund and Limited Term Government and Agency Fund were converted into Class A shares and are no longer offered.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and

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Notes to Financial Statements (continued)

September 30, 2017

Class C) and transfer agent fees for High Income Fund and Limited Term Government and Agency Fund are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

|  80

Notes to Financial Statements (continued)

September 30, 2017

or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2017, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$3,391,903	1.9%	$2,031,952	1.1%
Limited Term Government and Agency Fund	—	—	274,554	Less than 0.1%

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Notes to Financial Statements (continued)

September 30, 2017

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations,

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Notes to Financial Statements (continued)

September 30, 2017

may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2017, the amount of income available to be distributed by High Income Fund has been reduced by $876,336, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market,

83  |

Notes to Financial Statements (continued)

September 30, 2017

which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

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Notes to Financial Statements (continued)

September 30, 2017

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2017.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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Notes to Financial Statements (continued)

September 30, 2017

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2017.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2017 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, corporate actions, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital distributions received, convertible bonds and distribution re-designations. Permanent book and tax basis differences relating to

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Notes to Financial Statements (continued)

September 30, 2017

shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, futures contracts mark-to-market, corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2017 and 2016 was as follows:

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$8,205,898	$—	$8,205,898
Intermediate Duration Bond Fund	4,972,573	39,533	5,012,106
Limited Term Government and Agency Fund	13,667,184	—	13,667,184

	2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$6,619,464	$396,248	$7,015,712
Intermediate Duration Bond Fund	3,295,835	—	3,295,835
Limited Term Government and Agency Fund	13,653,659	—	13,653,659

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$—	$78,076	$895,518
Capital loss carryforward:
Short-term:
No expiration date	—	—	(1,659,130)
Long-term:
No expiration date	(1,006,154)	—	(20,182,527)

Total capital loss carryforward	(1,006,154)	—	(21,841,657)

Late-year ordinary and post-October* capital loss deferrals	(2,258)	(1,131,587)	—

Unrealized appreciation (depreciation)	703,961	(200,880)	(8,632,541)

Total accumulated losses	$(304,451)	$(1,254,391)	$(29,578,680)

Capital loss carryforward utilized in the current year	$1,559,466	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. High Income Fund and Intermediate Duration Bond Fund are deferring foreign currency losses and capital losses, respectfully.

As of September 30, 2017, unrealized appreciation (depreciation) on a tax basis was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation)
Investments	$1,668,247	$(200,880)	$(8,632,541)
Foreign currency translations	(964,286)	—	—

Total unrealized appreciation (depreciation)	$703,961	$(200,880)	$(8,632,541)

|  88

Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$175,907,444	$180,510,932	$790,981,766

Gross tax appreciation	$9,974,653	$746,282	$2,717,960
Gross tax depreciation	(9,270,082)	(947,162)	(11,350,501)

Net tax appreciation (depreciation)	$704,571	$(200,880)	$(8,632,541)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to unrealized foreign exchange gains or losses.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2017, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including

89  |

Notes to Financial Statements (continued)

September 30, 2017

accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2017, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  90

Notes to Financial Statements (continued)

September 30, 2017

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$3,676,711	$12	(c)	$3,676,723
Non-Agency Commercial Mortgage-Backed Securities	—	1,513,686	939,675	(b)	2,453,361
All Other Non-Convertible Bonds(a)	—	140,072,079	—		140,072,079

Total Non-Convertible Bonds	—	145,262,476	939,687		146,202,163

Convertible Bonds(a)	—	15,728,355	—		15,728,355

Total Bonds and Notes	—	160,990,831	939,687		161,930,518

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Notes to Financial Statements (continued)

September 30, 2017

High Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Senior Loans	$—	$1,320,443	$—		$1,320,443
Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	958,086	—		958,086
Midstream	—	693,227	—		693,227
All Other Convertible Preferred Stocks(a)	204,125	—	—		204,125

Total Convertible Preferred Stocks	204,125	1,651,313	—		1,855,438

Non-Convertible Preferred Stocks(a)	527,723	—	—		527,723

Total Preferred Stocks	731,848	1,651,313	—		2,383,161

Other Investments(a)	—	—	1,853,562	(d)	1,853,562
Common Stocks
Media	—	—	23,855	(d)	23,855
Oil, Gas & Consumable Fuels	2,350,649	—	154,523	(d)	2,505,172
All Other Common Stocks(a)	353,056	—	—		353,056

Total Common Stocks	2,703,705	—	178,378		2,882,083

Warrants	1,940	—	—	(e)	1,940
Short-Term Investments	—	6,240,308	—		6,240,308

Total	$3,437,493	$170,202,895	$2,971,627		$176,612,015

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(e)	Includes a security fair valued at zero using Level 3 inputs.

A preferred stock valued at $324,791 was transferred from Level 1 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at the last sale price in accordance with the Fund’s valuation policies. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

|  92

Notes to Financial Statements (continued)

September 30, 2017

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$177,917,265	$—	$177,917,265
Short-Term Investments	—	2,392,787	—	2,392,787

Total	$—	$180,310,052	$—	$180,310,052

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$ (103,275)	$—	$—	$ (103,275)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$119,518,153	$274,554	(b)	$119,792,707
All Other Non-Convertible Bonds(a)	—	566,385,175	—		566,385,175

Total Bonds and Notes	—	685,903,328	274,554		686,177,882

Short-Term Investments	—	96,171,343	—		96,171,343

Total	$—	$782,074,671	$274,554		$782,349,225

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

93  |

Notes to Financial Statements (continued)

September 30, 2017

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2016 and/or September 30, 2017:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$98,704	$—	$—	$—	$—
Government Owned - No Guarantee	594,150	—	—	—	—
Home Construction	23	24,356	(1,039,996)	1,015,651	—
Non-Agency Commercial Mortgage-Backed Securities	908,874	—	—	30,801	—
Senior Loans
Wirelines	150,561	57	550	8,156	—
Other Investments
Aircraft ABS	985,586	—	—	26,476	1,841,500
Common Stocks
Media	8,177	—	—	15,678	—
Oil, Gas & Consumable Fuels	—	—	(69)	(1,036,840)	1,191,432
Warrants	5,383	—	—	—	—

Total	$2,751,458	$24,413	$(1,039,515)	$59,922	$3,032,932

|  94

Notes to Financial Statements (continued)

September 30, 2017

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$(98,704)	$—		$—
Government Owned - No Guarantee	—	—	(594,150)	—		—
Home Construction	(22)	—	—	12		(21,186)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	939,675		30,801
Senior Loans
Wirelines	(159,324)	—	—	—		—
Other Investments
Aircraft ABS	(1,000,000)	—	—	1,853,562		12,062
Common Stocks
Media	—	—	—	23,855		15,678
Oil, Gas & Consumable Fuels	—	—	—	154,523		(1,036,840)
Warrants	—	—	(5,383)	—	(a)	—

Total	$(1,159,346)	$—	$(698,237)	$2,971,627		$(999,485)

(a)	Security fair valued at zero using Level 3 inputs.

A debt security valued at $98,704 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $594,150 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent

95  |

Notes to Financial Statements (continued)

September 30, 2017

pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Warrants valued at $5,383 were transferred from Level 3 to Level 1 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$439,742	$—	$—	$—	$—
ABS Home Equity	23,756	—	—	—	—

Total	$463,498	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$(439,742)	$—	$—
ABS Home Equity	—	—	(23,756)	—	—

Total	$—	$—	$(463,498)	$—	$—

|  96

Notes to Financial Statements (continued)

September 30, 2017

A debt security valued at $439,742 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $23,756 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2016	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Student Loan	$400,000	$—	$—	$—	$—
Agency Commercial Mortgage-Backed Securities	11,781,022	—	(2,045,169)	1,626,193	—
Collateralized Mortgage Obligations	1,488,611	—	(53,757)	61,699	—
Non-Agency Commercial Mortgage-Backed Securities	3,037,018	—	(3,950)	6,932	—

Total	$16,706,651	$—	$(2,102,876)	$1,694,824	$—

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Notes to Financial Statements (continued)

September 30, 2017

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2017
Bonds and Notes
ABS Student Loan	$—	$—	$(400,000)	$—	$—
Agency Commercial Mortgage-Backed Securities	(11,362,046)	—	—	—	—
Collateralized Mortgage Obligations	(945,337)	—	(276,662)	274,554	2,994
Non-Agency Commercial Mortgage-Backed Securities	(3,040,000)	—	—	—	—

Total	$(15,347,383)	$—	$(676,662)	$274,554	$2,994

A debt security valued at $400,000 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $276,662 was transferred from Level 3 to Level 2 during the period ended September 30, 2017. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts, respectfully.

|  98

Notes to Financial Statements (continued)

September 30, 2017

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2017, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended September 30, 2017, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2017, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(103,275)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$3,351

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(233)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2017, as reflected within the Statements of Operations, were as follows:

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(103,275)

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Notes to Financial Statements (continued)

September 30, 2017

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2017:

High Income Fund	Forwards
Average Notional Amount Outstanding	0.08%
Highest Notional Amount Outstanding	0.21%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2017	0.00%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	0.25%
Highest Notional Amount Outstanding	5.23%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2017	5.23%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial

|  100

Notes to Financial Statements (continued)

September 30, 2017

reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2017:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$60,000	$60,000

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Notes to Financial Statements (continued)

September 30, 2017

5.  Purchases and Sales of Securities.  For the year ended September 30, 2017, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$10,401,073	$10,403,665	$64,713,920	$64,377,698
Intermediate Duration Bond Fund	162,854,260	173,805,354	239,880,334	204,713,816
Limited Term Government and Agency Fund	962,312,642	1,084,022,479	20,244,440	109,944,981

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2018, except for High Income Fund which is in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.05%	1.80%	0.75%	0.80%
Intermediate Duration Bond Fund	0.65%	1.40%	—	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Prior to July 1, 2017, the expense limits as a percentage of average daily net assets under the expense limitation agreements for High Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.10%	1.85%	0.80%	0.85%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2017, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$1,042,422	$25,903	$1,016,519	0.60%	0.59%
Intermediate Duration Bond Fund	443,227	128,732	314,495	0.25%	0.18%
Limited Term Government and Agency Fund	2,966,461	—	2,966,461	0.37%	0.37%

For the year ended September 30, 2017, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
High Income Fund	$17,605	$5,947	$—	$65,295	$88,847
Limited Term Government and Agency Fund	8,822	1,276	—	7,399	17,497

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2018.

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Notes to Financial Statements (continued)

September 30, 2017

No expenses were recovered for any of the Funds during the year ended September 30, 2017 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) (effective August 31, 2016 for Intermediate Duration Bond Fund), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2017, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
High Income Fund	$86,056	$29,690	$89,068
Intermediate Duration Bond Fund	51,023	7,817	23,451
Limited Term Government and Agency Fund	952,802	141,820	425,461

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as

|  104

Notes to Financial Statements (continued)

September 30, 2017

sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2017, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$77,527
Intermediate Duration Bond Fund	79,109
Limited Term Government and Agency Fund	362,331

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2017, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$186,259
Intermediate Duration Bond Fund	73,438
Limited Term Government and Agency Fund	405,446

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Notes to Financial Statements (continued)

September 30, 2017

As of September 30, 2017, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$2,420
Intermediate Duration Bond Fund	1,262
Limited Term Government and Agency Fund	4,522

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2017 were as follows:

Fund	Commissions
High Income Fund	$5,340
Intermediate Duration Bond Fund	21
Limited Term Government and Agency Fund	17,560

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

September 30, 2017

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2017, the percentage of each Fund’s net assets owned by affiliates is as follows:

High Income Fund	Percentage of Net Assets
Natixis Advisors	Less than 0.01%

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Retirement Plan	0.65%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Retirement Plan	0.52%
Natixis Sustainable Future 2015 Fund	0.07%
Natixis Sustainable Future 2020 Fund	0.06%
Natixis Sustainable Future 2025 Fund	0.04%
Natixis Sustainable Future 2030 Fund	0.02%
Natixis Sustainable Future 2035 Fund	0.01%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%
Natixis Sustainable Future 2050 Fund	Less than 0.01%
Natixis Sustainable Future 2055 Fund	Less than 0.01%
Natixis Sustainable Future 2060 Fund	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2018 and is not subject to recovery under the expense limitation agreement described above.

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Notes to Financial Statements (continued)

September 30, 2017

For the year ended September 30, 2017, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
High Income Fund	$271
Limited Term Government and Agency Fund	295

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Duration Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the period from November 30, 2016, commencement of Class N operations, through September 30, 2017, High Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
High Income Fund	$35,584	$12,187	$271	$131,560

For the period from February 1, 2017, commencement of Class N operations, through September 30, 2017, Limited Term Government and Agency Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Limited Term Government and Agency Fund	$220,344	$31,475	$295	$222,566

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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Notes to Financial Statements (continued)

September 30, 2017

The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 13, 2017, the commitment fee was 0.10% per annum based on the average daily unused portion of the line of credit.

For the year ended September 30, 2017, none of the Funds had borrowings under this agreement

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2017, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage Ownership
High Income Fund	2	28.83%
Intermediate Duration Bond Fund	3	21.25%
Limited Term Government and Agency Fund	1	13.19%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do

109  |

Notes to Financial Statements (continued)

September 30, 2017

not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,869,491	$12,272,049	5,509,748	$22,242,447
Issued in connection with the reinvestment of distributions	306,554	1,311,455	299,177	1,169,586
Redeemed	(3,623,241)	(15,504,179)	(7,071,447)	(28,018,252)

Net change	(447,196)	$(1,920,675)	(1,262,522)	$(4,606,219)

Class B(a)
Issued in connection with the reinvestment of distributions	—	—	4	17
Redeemed	—	—	(623)	(2,485)

Net change	—	$—	(619)	$(2,468)

Class C
Issued from the sale of shares	471,847	$2,010,717	799,861	$3,141,922
Issued in connection with the reinvestment of distributions	88,277	378,228	88,851	345,998
Redeemed	(897,288)	(3,849,291)	(1,144,474)	(4,485,915)

Net change	(337,164)	$(1,460,346)	(255,762)	$(997,995)

Class N(b)
Issued from the sale of shares	240	$1,001	—	$—
Issued in connection with the reinvestment of distributions	10	41	—	—

Net change	250	$1,042	—	$—

Class Y
Issued from the sale of shares	9,715,068	$41,499,158	14,901,804	$58,204,609
Issued in connection with the reinvestment of distributions	1,184,729	5,054,088	1,041,928	4,056,961
Redeemed	(10,799,917)	(45,851,330)	(14,689,863)	(57,325,101)

Net change	99,880	$701,916	1,253,869	$4,936,469

Increase (decrease) from capital share transactions	(684,230)	$(2,678,063)	(265,034)	$(670,213)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on November 30, 2016 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

11.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	495,534	$5,098,171	525,035	$5,443,679
Issued in connection with the reinvestment of distributions	51,612	528,641	43,720	453,187
Redeemed	(263,005)	(2,708,601)	(505,357)	(5,247,036)

Net change	284,141	$2,918,211	63,398	$649,830

Class C(a)
Issued from the sale of shares	14,097	$144,076	293,283	$3,088,274
Issued in connection with the reinvestment of distributions	5,796	59,316	— (b)	1

Net change	19,893	$203,392	293,283	$3,088,275

Class Y
Issued from the sale of shares	6,045,802	$62,224,245	7,746,460	$80,334,377
Issued in connection with the reinvestment of distributions	342,222	3,505,355	231,356	2,401,500
Redeemed	(4,606,062)	(47,400,228)	(1,681,603)	(17,455,864)
Redeemed in-kind (Note 12)	—	—	(1,574,765)	(16,409,056)

Net change	1,781,962	$18,329,372	4,721,448	$48,870,957

Increase (decrease) from capital share transactions	2,085,996	$21,450,975	5,078,129	$52,609,062

(a)	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

September 30, 2017

11.  Capital Shares (continued).

	Year Ended September 30, 2017		Year Ended September 30, 2016
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,991,528	$45,399,327	23,688,131	$272,639,541
Issued in connection with the reinvestment of distributions	454,875	5,170,894	418,361	4,816,572
Redeemed	(13,213,781)	(150,164,121)	(15,575,978)	(179,339,659)

Net change	(8,767,378)	$(99,593,900)	8,530,514	$98,116,454

Class B(a)
Issued from the sale of shares	—	$—	1,448	$16,709
Issued in connection with the reinvestment of distributions	—	—	426	4,887
Redeemed	—	—	(230,595)	(2,644,555)

Net change	—	$—	(228,721)	$(2,622,959)

Class C
Issued from the sale of shares	757,506	$8,626,416	4,330,687	$49,825,855
Issued in connection with the reinvestment of distributions	29,711	337,959	29,632	341,361
Redeemed	(3,304,176)	(37,593,668)	(3,475,708)	(40,028,796)

Net change	(2,516,959)	$(28,629,293)	884,611	$10,138,420

Class N(b)
Issued from the sale of shares	166,111	$1,892,253	—	$—
Issued in connection with the reinvestment of distributions	1,700	19,353	—	—
Redeemed	(527)	(5,984)	—	—

Net change	167,284	$1,905,622	—	$—

Class Y
Issued from the sale of shares	13,725,909	$156,563,024	22,122,240	$255,439,801
Issued in connection with the reinvestment of distributions	431,654	4,921,367	391,770	4,524,155
Redeemed	(18,111,061)	(206,644,972)	(24,037,266)	(277,502,192)

Net change	(3,953,498)	$(45,160,581)	(1,523,256)	$(17,538,236)

Increase (decrease) from capital share transactions	(15,070,551)	$(171,478,152)	7,663,148	$88,093,679

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.
(b)	From commencement of Class operations on February 1, 2017 through September 30, 2017.

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Notes to Financial Statements (continued)

September 30, 2017

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. For the year ended September 30, 2016, Intermediate Duration Bond Fund participated in a redemption in-kind transaction. For the year ended September 30, 2017, none of the Funds participated in redemption in-kind transactions.

113  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Funds I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II, (collectively, the “Funds”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

|  114

2017 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2017, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income	4.20%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2017, unless subsequently determined to be different.

Fund	Amount
Intermediate Duration Bond	$39,533

Qualified Dividend Income.  For the fiscal year ended September 30, 2017, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2017, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

115  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	53 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	53 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	53 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	53 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	53 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell[3] (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Trustee since 2003 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	53 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	53 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	53 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	53 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	53 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[4] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	53 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	53 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]	Ms. Mitchell was appointed as a Trustee effective July 1, 2017.

[4]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer Natixis Advisors, L.P., Natixis Distribution L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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NATIXIS FUNDS

Supplement dated June 30, 2017 to the Natixis Funds Summary Prospectuses, dated February 28, 2017, March 31, 2017, and May 1, 2017, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES HIGH INCOME FUND

Effective July 1, 2017, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.05%, 1.80%, 0.75%, 1.05% and 0.80% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T and Class Y shares, respectively.

This undertaking is in effect through January 31, 2019.

Accordingly, the Annual Fund Operating Expenses table and the Example table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.29%	0.29%	0.17%[1]	0.29%[1]	0.29%
Total annual fund operating expenses	1.14%	1.89%	0.77%	1.14%	0.89%
Fee waiver and/or expense reimbursement[2,3]	0.09%	0.09%	0.02%	0.09%	0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%	0.75%	1.05%	0.80%

1	Other expenses are estimated for the current fiscal year.

2

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.05%, 1.80%, 0.75%, 1.05% and 0.80% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage

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expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

3	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2018 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be high or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$528	$758	$1,012	$1,740
Class C	$283	$580	$1,008	$2,200
Class N	$77	$243	$425	$951
Class T	$354	$589	$848	$1,589
Class Y	$82	$269	$479	$1,083

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$183	$580	$1,008	$2,200

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AEW Real Estate Fund	Loomis Sayles Limited Term Government and Agency Fund
ASG Dynamic Allocation Fund	Loomis Sayles Multi-Asset Income Fund
ASG Global Alternatives Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
ASG Managed Futures Strategy Fund	Loomis Sayles Strategic Alpha Fund
ASG Tactical U.S. Market Fund	Loomis Sayles Strategic Income Fund
Gateway Equity Call Premium Fund	Loomis Sayles Value Fund
Gateway Fund	Mirova Global Green Bond Fund
Loomis Sayles Core Plus Bond Fund	Mirova Global Sustainable Equity Fund
Loomis Sayles Dividend Income Fund	McDonnell Intermediate Municipal Bond Fund
Loomis Sayles Global Equity and Income Fund	Natixis Oakmark Fund
Loomis Sayles Global Growth Fund	Natixis Oakmark International Fund
Loomis Sayles Growth Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Intermediate Duration Bond Fund	Vaughan Nelson Small Cap Value Fund
Loomis Sayles Investment Grade Bond Fund	Vaughan Nelson Value Opportunity Fund

Effective July 1, 2017, the information under sub-sections “Class A and C Shares” and “Class A Shares,” as applicable, in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

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There is no initial or subsequent investment minimum for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Effective July 1, 2017, the information under sub-section “Class Y Shares” in the section “Purchase and Sale of Fund Shares” in each Fund’s Summary is hereby amended and restated as follows:

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

•

Wrap Fee Programs of certain broker-dealers, the advisers or NGAM Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

•

Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of NGAM Advisors, clients of NGAM Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Edmond J. English, Mr. Richard A. Goglia, Ms. Sandra O. Moose, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17
Loomis Sayles Funds I	$435,208	$481,241	$13,478	$4,582	$80,676	$88,700	$—	$—

1.	Audit-related fees consist of:

2016 & 2017 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.
2017 – Prospectus Consent

2.	Tax fees consist of:
2016 & 2017 – review of Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2016 and 2017 were $94,154 and $93,282, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17	10/1/15- 9/30/16	10/1/16- 9/30/17
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/15-9/30/16	10/1/16-9/30/17
Control Affiliates	$119,120	$77,290

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 21, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2017